UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

This report on Form N-CSR relates solely to the Registrant’s Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund, Fidelity Series Sustainable Non-U.S. Developed Markets Fund, Fidelity Sustainable Emerging Markets Equity Fund, and Fidelity Sustainable International Equity Fund (the “Funds”).

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class Z : FIQRX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 82	0.76%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	14.54%	17.40%	9.06%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	6.42%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.90%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913960.101    3276-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class I : FFGIX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 96	0.89%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	14.45%	17.27%	10.30%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	8.84%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913959.101    2125-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series International Value Fund Fidelity® Series International Value Fund : FINVX

This annual shareholder report contains information about Fidelity® Series International Value Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Value Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, picks and an underweight in Europe ex U.K., primarily Germany, along with an overweight in the U.K., contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, especially among capital goods firms. An overweight in financials also boosted the fund's relative performance. Investment choices and an underweight in consumer staples, the food, beverage & tobacco industry particular, helped as well.
•The top individual relative contributor was our non-benchmark stake in Rheinmetall (+282%). This period we decreased exposure to the stock though it remained one of the fund's biggest holdings. An overweight in Banco Santander (+113%), one of the fund's largest holdings, also helped. Another notable relative contributor was an outsized position in Mitsubishi Heavy Industries (+110%), though we decreased our position this period.
•In contrast, from a regional standpoint, security selection in the U.K. and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks in consumer discretionary also hampered the fund's result, as did investment choices and an overweight in materials.
•The fund's non-benchmark stake in Shin-Etsu Chemical returned about -19% and was the biggest individual relative detractor. An overweight in Barratt Redrow (-10%) hurt as well. Another notable relative detractor this period was avoiding Banco Bilbao Vizcaya Argentaria, a benchmark component that gained approximately 110%.
•Notable changes in geographic positioning included decreased exposure to Australia and a higher allocation to Switzerland. By sector, meaningful shifts included decreased exposure to information technology and a higher allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Value Fund	33.10%	19.16%	8.88%
MSCI EAFE Value Index	30.05%	17.15%	7.77%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$16,069,689,133
Number of Holdings	107
Total Advisory Fee	$0
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	39.9
Industrials	16.5
Materials	11.7
Energy	6.7
Health Care	6.1
Consumer Discretionary	5.1
Consumer Staples	4.3
Communication Services	3.5
Information Technology	3.2
Utilities	1.1
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.4
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.6
United Kingdom - 14.1
Germany - 13.8
United States - 12.6
France - 9.2
Italy - 4.3
Australia - 4.1
Spain - 3.9
Switzerland - 3.6
Others - 12.8

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.1
Banco Santander SA	3.0
Mitsubishi UFJ Financial Group Inc	2.4
Sumitomo Mitsui Financial Group Inc	2.3
Lloyds Banking Group PLC	2.3
Hitachi Ltd	2.2
AXA SA	2.2
CRH PLC	2.0
Rheinmetall AG	2.0
Zurich Insurance Group AG	2.0
23.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913963.101    2283-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series International Small Cap Fund Fidelity® Series International Small Cap Fund : FSTSX

This annual shareholder report contains information about Fidelity® Series International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Small Cap Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Japan and an overweight in Europe ex U.K., primarily in Sweden, detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within communication services, where our stock picks in media & entertainment hurt most. Investment choices and an underweight in financials, primarily within the insurance industry, also hampered the fund's result, as did security selection in real estate.
•The largest individual relative detractor was our non-benchmark stake in CTS Eventim (-13%), one of the fund's biggest holdings this period. A non-benchmark stake in Morningstar returned -35% also hurt. This period we decreased our investment in the stock. Outsized exposure to Aalberts (-9%), one of the fund's largest holdings, was another negative.
•In contrast, from a regional standpoint, stock picks in Europe and the U.K. contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the technology hardware & equipment industry. Stock picking and an underweight in health care also boosted the fund's relative performance. An underweight in real estate, especially among equity real estate investment trusts, helped as well.
•The fund's non-benchmark stake in Rheinmetall gained 267% and was the top individual relative contributor. This period we decreased our position in the stock. Further bolstering performance was exposure to Spectris (+71%). Though the stock was no longer held at period end, the company was among our largest holdings the past 12 months. A non-benchmark stake in Zegona Communications gained roughly 315% and notably helped as well. This was a stake we established this period.
•Notable changes in geographic positioning included decreased exposure to Germany. By sector, meaningful changes shifts included decreased exposure to communication services and a higher allocation to financials stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Small Cap Fund	23.33%	9.59%	9.00%
MSCI EAFE Small Cap Index	24.78%	9.26%	7.38%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$3,750,979,737
Number of Holdings	269
Total Advisory Fee	$0
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	32.4
Information Technology	17.1
Consumer Discretionary	13.4
Financials	9.8
Materials	5.8
Communication Services	5.8
Consumer Staples	4.6
Health Care	4.2
Real Estate	3.1
Energy	2.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 30.9
United Kingdom - 17.7
Sweden - 11.0
Germany - 5.2
Netherlands - 4.9
Canada - 4.0
Italy - 3.7
France - 3.5
United States - 2.7
Others - 16.4

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.0
AddTech AB B Shares	2.8
Azbil Corp	2.8
Interpump Group SpA	2.6
Games Workshop Group PLC	2.3
BE Semiconductor Industries NV	2.1
KBC Ancora	1.9
Howden Joinery Group PLC	1.9
Aalberts NV	1.8
Bergman & Beving AB B Shares	1.7
22.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913964.101    2284-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Emerging Markets Opportunities Fund Fidelity® Series Emerging Markets Opportunities Fund : FEMSX

This annual shareholder report contains information about Fidelity® Series Emerging Markets Opportunities Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Emerging Markets Opportunities Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and underweights in Emerging Asia and the Middle East contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, security selection was the primary contributor, led by information technology. Stock picking in materials and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+192%). The company was one of our largest holdings. A non-benchmark stake in Sea gained approximately 60% and was the second-largest relative contributor. This period we decreased our investment in Sea. Another notable relative contributor was our non-benchmark stake in BizLink (+214%). This period we decreased our investment in BizLink.
•In contrast, from a regional standpoint, picks and an overweight in Latin America, primarily in Brazil, and stock picking in Emerging Europe detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples, primarily within the consumer staples distribution & retail industry. An underweight in information technology, primarily within the technology hardware & equipment industry, also hampered the fund's result. Also detracting from our result were stock picks in energy.
•The biggest individual relative detractor was an underweight in Hon Hai Precision Industry (+31%). A second notable relative detractor was an overweight in Alfamart (-42%). Another relative detractor was an overweight in Bank Central Asia (-19%).
•Notable changes in positioning include higher allocations to South Korea and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer staples and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Emerging Markets Opportunities Fund	31.02%	7.66%	9.19%
MSCI Emerging Markets Index	27.88%	7.47%	7.71%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$26,667,861,463
Number of Holdings	247
Total Advisory Fee	$0
Portfolio Turnover	45%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	27.9
Financials	21.9
Consumer Discretionary	14.1
Communication Services	9.0
Materials	6.4
Industrials	5.8
Consumer Staples	3.8
Energy	3.4
Health Care	3.2
Utilities	2.2
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.7
Preferred Stocks - 1.1
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.1
Taiwan - 19.6
India - 13.9
Korea (South) - 12.6
Brazil - 5.0
South Africa - 4.5
Saudi Arabia - 2.9
Mexico - 2.1
United States - 2.0
Others - 8.3

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.8
Tencent Holdings Ltd	6.2
Samsung Electronics Co Ltd	4.9
Alibaba Group Holding Ltd	3.9
SK Hynix Inc	3.5
China Construction Bank Corp H Shares	2.1
HDFC Bank Ltd/Gandhinagar	1.8
PDD Holdings Inc Class A ADR	1.7
Reliance Industries Ltd	1.3
Naspers Ltd Class N	1.2
40.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913954.101    2117-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® SAI International SMA Completion Fund Fidelity® SAI International SMA Completion Fund : FISZX

This annual shareholder report contains information about Fidelity® SAI International SMA Completion Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI International SMA Completion Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, a non-benchmark allocation to Canada detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result was stock selection in consumer discretionary and in industrials, primarily within the capital goods industry.
•The biggest individual relative detractor was a non-benchmark stake in Constellation Software, which returned roughly -13%. Another notable relative detractor was our non-benchmark stake in Ivanhoe Mines (-25%). The stock was not held at period end. An overweight in Indutrade (0%) also hurt. This period we decreased our stake in Indutrade.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., primarily in Denmark, contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. An overweight in industrials, primarily within the capital goods industry, also boosted relative performance. Also contributing to our result was stock selection in materials.
•The top individual relative contributor was an overweight in Mitsubishi Heavy Industries (+112%). The stock was the fund's largest holding. Another relative contributor was an overweight in Thales (+80%). The stock was one of our largest holdings at period end. An overweight in CaixaBank (+84%) also contributed. The stock was among our largest holdings.
•By sector, meaningful changes in positioning include increased exposure to health care and a lower allocation to energy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 11, 2019 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI International SMA Completion Fund	24.58%	6.29%	8.27%
MSCI EAFE Index	23.38%	12.58%	9.01%
A   From April 11, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$1,403,076,804
Number of Holdings	48
Total Advisory Fee	$0
Portfolio Turnover	52%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.3
Financials	20.9
Information Technology	15.3
Health Care	10.5
Materials	8.5
Consumer Discretionary	7.7
Consumer Staples	2.5
Communication Services	1.8
Energy	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 31.2
Germany - 13.6
Korea (South) - 7.9
Spain - 6.4
United Kingdom - 5.8
Sweden - 5.5
Canada - 4.9
Italy - 4.4
France - 3.7
Others - 16.6

TOP HOLDINGS (% of Fund's net assets)
Mitsubishi Heavy Industries Ltd	7.6
CaixaBank SA	6.4
ITOCHU Corp	5.6
SK Hynix Inc	5.1
Fresenius SE & Co KGaA	4.8
Investor AB B Shares	4.5
Heidelberg Materials AG	4.0
Renesas Electronics Corp	3.7
Antofagasta PLC	2.8
Samsung Electronics Co Ltd	2.8
47.3
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914008.101    3358-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Overseas Fund Fidelity® Series Overseas Fund : FSOSX

This annual shareholder report contains information about Fidelity® Series Overseas Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Overseas Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock selection in Europe ex U.K. and a non-benchmark allocation to the United States detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in industrials and consumer discretionary.
•The fund's non-benchmark stake in Marsh & McLennan returned -17% and was the largest individual relative detractor. A second notable relative detractor this period was avoiding SoftBank Group, a benchmark component that gained 183%. Another notable relative detractor was our non-benchmark stake in Constellation Software (-13%).
•In contrast, from a regional standpoint, stock picking in Japan and an underweight in the Asia Pacific ex Japan region contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Security selection and an underweight in consumer staples, primarily within the food, beverage & tobacco industry, also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Rolls-Royce Holdings (+124%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in Mitsubishi Heavy Industries (+115%), and we reduced our holdings of the stock. An overweight in CaixaBank (+84%) also contributed. The stock was one of the fund's largest holdings at period end.
•Notable changes in positioning include increased exposure to communication services and a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 21, 2019 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Overseas Fund	18.69%	11.11%	9.72%
MSCI EAFE Index	23.38%	12.58%	9.10%
A   From June 21, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$16,062,648,496
Number of Holdings	86
Total Advisory Fee	$0
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	27.5
Financials	26.6
Information Technology	12.9
Materials	8.1
Consumer Discretionary	6.5
Communication Services	5.3
Health Care	4.7
Consumer Staples	3.9
Utilities	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.4
Short-Term Investments and Net Other Assets (Liabilities) - 2.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 17.3
United States - 16.1
United Kingdom - 15.2
Germany - 11.1
France - 9.9
Spain - 6.8
Italy - 5.0
Netherlands - 3.3
Switzerland - 2.6
Others - 12.7

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
Banco Santander SA	2.8
Safran SA	2.7
Schneider Electric SE	2.6
Rolls-Royce Holdings PLC	2.6
SAP SE	2.5
Hoya Corp	2.1
CaixaBank SA	2.1
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.1
24.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914010.101    3468-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class C : FSYCX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 226	2.05%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	19.61%	4.29%
Class C	20.61%	4.29%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914020.101    6464-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund Fidelity® Series Sustainable Non-U.S. Developed Markets Fund : FNDMX

This annual shareholder report contains information about Fidelity® Series Sustainable Non-U.S. Developed Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in emerging markets, primarily in South Korea, and stock picking in the U.K. detracted from the fund's performance versus the MSCI World ex US Net MA Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials, where our stock picks in financial services hurt most.
•The largest individual relative detractor was an underweight in Taiwan Semiconductor Manufacturing (+54%). The company was among the fund's biggest holdings at period end. Not owning SK Hynix, a benchmark component that gained about 193%, was a second notable relative detractor. An underweight in Samsung Electronics (+79%) also detracted.
•In contrast, from a regional standpoint, an overweight in Canada and an underweight in Asia Pacific ex Japan, primarily in Australia, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
•The top individual relative contributor was an overweight in Rheinmetall (+275%). A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+112%). The stock was among the fund's biggest holdings at period end.
•Notable changes in positioning include decreased exposure to the United States and Netherlands. By sector, meaningful changes in positioning include lower allocations to health care and consumer discretionary.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2023 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund	22.75%	15.79%
MSCI World ex USA ESG Focus Index	23.70%	14.77%
MSCI World ex USA Index	23.93%	15.28%
A   From May 11, 2023

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$28,661,300
Number of Holdings	426
Total Advisory Fee	$0
Portfolio Turnover	39%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	28.7
Industrials	24.4
Information Technology	13.0
Materials	7.6
Consumer Discretionary	6.9
Health Care	4.7
Consumer Staples	4.0
Energy	3.9
Communication Services	3.8
Utilities	0.9
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 16.8
United Kingdom - 13.5
Canada - 12.5
United States - 11.5
France - 8.6
Germany - 8.0
Switzerland - 3.9
Spain - 3.4
Netherlands - 3.2
Others - 18.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	2.2
CRH PLC	2.1
SAP SE	2.0
BAE Systems PLC	1.8
Schneider Electric SE	1.7
Hitachi Ltd	1.6
Banco Santander SA	1.5
Taiwan Semiconductor Manufacturing Co Ltd	1.4
Mitsubishi Heavy Industries Ltd	1.4
Zurich Insurance Group AG	1.3
17.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914034.101    7318-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C : FSYKX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 259	2.25%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	29.41%	4.72%
Class C	30.41%	4.72%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914026.101    6470-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M : FSYNX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 202	1.75%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	26.53%	4.23%
Class M (without 3.50% sales charge)	31.12%	5.24%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914027.101    6471-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity® Sustainable International Equity Fund : FSYRX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable International Equity Fund	$ 116	1.05%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Sustainable International Equity Fund	21.74%	5.33%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914018.101    6462-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class I : FSZIX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 145	1.25%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	31.68%	5.75%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914028.101    6472-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A : FSWAX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 173	1.50%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	23.81%	3.83%
Class A (without 5.75% sales charge)	31.37%	5.49%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914025.101    6469-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® SAI Sustainable International Equity Fund Fidelity® SAI Sustainable International Equity Fund : FSSEX

This annual shareholder report contains information about Fidelity® SAI Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Sustainable International Equity Fund	$ 83	0.75%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picking in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were picks in industrials, primarily among capital goods firms, as well as in health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. Outsized exposure to Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks and an underweight in energy also boosted relative performance, as did an overweight in financials.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark holding in Cameco also helped, gaining 149%. This was a position we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest holdings.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 14, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Sustainable International Equity Fund	21.86%	8.97%
MSCI EAFE ESG Leaders	18.01%	9.29%
MSCI EAFE Index	23.38%	11.37%
A   From April 14, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$117,601,154
Number of Holdings	90
Total Advisory Fee	$539,929
Portfolio Turnover	42%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.9
Consumer Staples	4.6
Utilities	3.3
Communication Services	3.3
Energy	1.7
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.1
Short-Term Investments and Net Other Assets (Liabilities) - 4.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.9
United States - 10.6
France - 8.9
Germany - 8.9
Netherlands - 6.8
Italy - 4.4
Australia - 4.1
Taiwan - 3.4
Others - 20.1

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.8
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
28.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914031.101    6549-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class C : FCGCX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 202	1.90%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	12.30%	16.08%	9.30%
Class C	13.30%	16.08%	9.30%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	8.84%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913957.101    2123-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Sustainable Emerging Markets Fund Fidelity® Series Sustainable Emerging Markets Fund : FEMYX

This annual shareholder report contains information about Fidelity® Series Sustainable Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Sustainable Emerging Markets Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in emerging markets contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picking in information technology and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SK Hynix (+186%). The company was one of the fund's largest holdings. A second notable relative contributor was our non-benchmark stake in BizLink Holding (+217%). This period we decreased our position in BizLink Holding. An overweight in AngloGold Ashanti (+153%) also contributed.
•In contrast, from a regional standpoint, picks in emerging markets and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Picks in financials also hampered the fund's result. Also hurting our result was an overweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Alibaba (+19%). The company was among our largest holdings. The second-largest relative detractor was our stake in Axis Bank (-7%). Another notable relative detractor was our stake in Infosys (-19%). The stock was among our biggest holdings this period.
•Notable changes in positioning include a higher allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to energy and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2023 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Sustainable Emerging Markets Fund	28.42%	18.59%
MSCI Emerging Markets ESG Focus Index	30.19%	18.99%
MSCI Emerging Markets Index	27.88%	18.54%
A   From May 11, 2023

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$15,719,198
Number of Holdings	206
Total Advisory Fee	$0
Portfolio Turnover	87%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	27.9
Financials	25.8
Consumer Discretionary	14.5
Communication Services	8.6
Industrials	4.8
Materials	3.9
Consumer Staples	3.1
Health Care	3.0
Energy	2.7
Utilities	1.9
Real Estate	1.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Preferred Stocks - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 28.9
Taiwan - 19.2
Korea (South) - 13.4
India - 13.0
South Africa - 4.9
Brazil - 4.8
United States - 3.1
Mexico - 2.3
Saudi Arabia - 2.3
Others - 8.1

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	14.4
Tencent Holdings Ltd	6.2
Samsung Electronics Co Ltd	4.7
Alibaba Group Holding Ltd	3.5
SK Hynix Inc	3.2
China Construction Bank Corp H Shares	2.6
HDFC Bank Ltd/Gandhinagar	2.1
Reliance Industries Ltd	1.8
Al Rajhi Bank	1.6
Naspers Ltd Class N	1.5
41.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914033.101    7317-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z : FSZZX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 127	1.10%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	31.88%	5.91%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914029.101    6473-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class A : FSQAX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 144	1.30%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	14.43%	3.42%
Class A (without 5.75% sales charge)	21.41%	5.08%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914019.101    6463-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Emerging Markets Fund Fidelity® Series Emerging Markets Fund : FHKFX

This annual shareholder report contains information about Fidelity® Series Emerging Markets Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Emerging Markets Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, picks and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in information technology. Stock picks in materials and communication services also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Xiaomi (+59%). This period we decreased our stake in Xiaomi. The stock was one of our biggest holdings this period. A second notable relative contributor was an overweight in SK Hynix (+191%). The company was one of the fund's largest holdings. Another notable relative contributor was an overweight in AngloGold Ashanti (+156%).
•In contrast, from a regional standpoint, stock picking in Latin America, primarily in Brazil, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in consumer discretionary. Also hurting our result were picks in financials, primarily within the banks industry, and industrials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Bank Central Asia (-19%). A second notable relative detractor was an overweight in NTPC (-20%). Our stake in WEG (-30%) also hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to South Korea and a lower allocation to South Africa. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 29, 2018 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Emerging Markets Fund	31.12%	7.05%	4.74%
MSCI Emerging Markets Index	27.88%	7.47%	6.35%
A   From August 29, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$6,592,407,859
Number of Holdings	154
Total Advisory Fee	$0
Portfolio Turnover	100%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.1
Financials	23.4
Consumer Discretionary	12.2
Communication Services	10.6
Industrials	7.7
Materials	4.7
Health Care	3.9
Energy	3.2
Consumer Staples	2.5
Utilities	1.3
Real Estate	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Short-Term Investments and Net Other Assets (Liabilities) - 2.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 27.3
Taiwan - 18.3
Korea (South) - 13.9
India - 12.8
Brazil - 5.3
Mexico - 3.6
South Africa - 3.5
United States - 2.5
Indonesia - 1.8
Others - 11.0

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	12.7
Tencent Holdings Ltd	6.0
Samsung Electronics Co Ltd	4.7
Alibaba Group Holding Ltd	3.5
SK Hynix Inc	3.1
HDFC Bank Ltd/Gandhinagar	1.9
Reliance Industries Ltd	1.5
ICICI Bank Ltd	1.4
PDD Holdings Inc Class A ADR	1.4
Bharti Airtel Ltd	1.3
37.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913999.101    3225-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Canada Fund Fidelity® Series Canada Fund : FCNSX

This annual shareholder report contains information about Fidelity® Series Canada Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Canada Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks detracted from the fund's performance versus the MSCI Canada Index (Net MA) for the fiscal year.
•By sector, security selection within information technology was the biggest relative detractor. Picks in materials also hampered the fund's result. Also hurting our result were security selection and an overweight in consumer staples, primarily within the consumer staples distribution & retail industry.
•The largest individual relative detractor this period was avoiding Agnico Eagle Mines, a benchmark component that gained about 90%. The second-largest relative detractor was our non-benchmark stake in PrairieSky Royalty (-7%). Another notable relative detractor was an underweight in Celestica (+221%). The stock was not held at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary, primarily within the consumer discretionary distribution & retail industry. An overweight in information technology, primarily within the software & services industry, also boosted the fund's relative performance. Also contributing to our result were picks in communication services.
•Not owning CGI, a benchmark component that returned -21%, was the top individual relative contributor. A non-benchmark stake in Aritzia gained 146% and was a second notable relative contributor. Not owning Pembina Pipeline, a benchmark component that returned about -5%, was another relative contributor.
•By sector, meaningful changes in positioning include increased exposure to consumer discretionary and information technology, and a lower allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 15, 2017 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Canada Fund	20.12%	17.29%	10.65%
MSCI Canada Index	28.17%	16.62%	10.53%
A   From August 15, 2017

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$7,596,211,449
Number of Holdings	74
Total Advisory Fee	$0
Portfolio Turnover	13%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	30.3
Energy	17.3
Materials	12.2
Information Technology	11.8
Industrials	10.9
Consumer Discretionary	7.8
Consumer Staples	7.2
Communication Services	0.9
Health Care	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Preferred Stocks - 0.2
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Canada - 91.6
United States - 4.2
Brazil - 2.9
Chile - 1.0
Zambia - 0.3

TOP HOLDINGS (% of Fund's net assets)
Shopify Inc Class A	6.7
Toronto Dominion Bank	5.4
Royal Bank of Canada	5.0
Bank of Montreal	4.9
Franco-Nevada Corp	4.5
Canadian Pacific Kansas City Ltd	4.3
Canadian Natural Resources Ltd	4.3
Constellation Software Inc/Canada	4.3
Alimentation Couche-Tard Inc	4.1
Suncor Energy Inc	3.2
46.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913995.101    3036-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class A : FFGAX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 122	1.14%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	7.59%	15.56%	9.30%
Class A (without 5.75% sales charge)	14.15%	16.94%	9.95%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	8.84%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913956.101    2121-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity® Sustainable Emerging Markets Equity Fund : FSYJX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable Emerging Markets Equity Fund	$ 144	1.25%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection and an underweight in Emerging Asia and an underweight in Emerging Europe, Middle East & Africa contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials also boosted relative performance. Also lifting the fund's relative result were stock picking and an overweight in communication services, primarily within the media & entertainment industry.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The company was one of our largest holdings. A non-benchmark stake in Chroma ATE gained 134% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, stock selection in Latin America, primarily in Mexico, and Emerging Europe, Middle East & Africa detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock picking in consumer staples and financials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Bank Central Asia (-19%). The second-largest relative detractor was our non-benchmark stake in Bank Syariah Indonesia (-16%). This was a stake we established this period.
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Sustainable Emerging Markets Equity Fund	31.73%	5.76%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	5.66%
MSCI Emerging Markets Index	27.88%	5.81%
A   From February 10, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$13,646,324
Number of Holdings	142
Total Advisory Fee	$72,241
Portfolio Turnover	94%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.1
Financials	25.8
Consumer Discretionary	13.5
Communication Services	10.1
Industrials	6.2
Health Care	4.1
Materials	2.2
Energy	2.1
Consumer Staples	1.8
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.4
Korea (South) - 11.6
India - 10.4
Brazil - 4.4
United States - 3.6
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.8

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.8
Alibaba Group Holding Ltd	4.4
SK Hynix Inc	3.0
China Construction Bank Corp H Shares	2.2
Reliance Industries Ltd	1.8
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
HDFC Bank Ltd/Gandhinagar	1.3
40.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914024.101    6468-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class Z : FSQZX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 100	0.90%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	21.88%	5.48%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914023.101    6467-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series International Growth Fund Fidelity® Series International Growth Fund : FIGSX

This annual shareholder report contains information about Fidelity® Series International Growth Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Growth Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, an underweight in Europe ex U.K., primarily Denmark, and a non-benchmark allocation to emerging markets, contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, positioning was the primary contributor, especially an underweight in health care, where comparatively small exposure to pharmaceuticals, biotechnology & life sciences stocks helped most. Security selection in materials also boosted relative performance, as did an overweight in industrials, capital goods firms in particular.
•The fund's non-benchmark stake in GE Vernova gained 90% and was the top individual relative contributor. Outsized exposure to Safran (+59%), one of the fund's largest holdings, helped as well. A non-benchmark stake in Taiwan Semiconductor Manufacturing (+55%) was another plus. The stock was one of the fund's biggest positions this period.
•In contrast, from a regional standpoint, stock picks in the U.K., along with investment choices and an underweight in Japan, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in industrials. Stock picking among financials and consumer discretionary firms hurt as well.
•The fund's non-benchmark stake in Linde returned -7% and was the biggest individual relative detractor. The company was one of our largest holdings. Outsized exposure to Recruit Holdings (-20%), another of the fund's biggest positions this period, also hurt. Avoiding Rolls-Royce Holdings, a benchmark component that gained approximately 126%, was detrimental to performance as well.
•Notable changes in geographic positioning includes decreased exposure to Denmark and a higher allocation to France. By sector, meaningful shifts included increased exposure to communication services and a lower allocation to health care stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Growth Fund	18.02%	9.92%	9.46%
MSCI EAFE Growth Index	16.88%	8.00%	7.41%
MSCI EAFE Index	23.38%	12.58%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$16,085,540,693
Number of Holdings	68
Total Advisory Fee	$0
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	38.6
Information Technology	20.3
Financials	12.3
Materials	9.9
Consumer Discretionary	8.7
Communication Services	4.8
Health Care	3.6
Energy	0.4
Consumer Staples	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.6
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 21.8
France - 15.4
Japan - 14.1
United Kingdom - 13.0
Sweden - 7.9
Netherlands - 6.2
Germany - 5.4
Taiwan - 4.0
Switzerland - 3.6
Others - 8.6

TOP HOLDINGS (% of Fund's net assets)
ASML Holding NV	5.1
Safran SA	5.0
CRH PLC	4.5
SAP SE	4.2
Taiwan Semiconductor Manufacturing Co Ltd	4.0
Airbus SE	3.5
Schneider Electric SE	3.3
Compass Group PLC	3.2
Linde PLC	2.8
Atlas Copco AB A Shares	2.8
38.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913962.101    2282-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® SAI Sustainable Emerging Markets Equity Fund Fidelity® SAI Sustainable Emerging Markets Equity Fund : FSSGX

This annual shareholder report contains information about Fidelity® SAI Sustainable Emerging Markets Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Sustainable Emerging Markets Equity Fund	$ 110	0.95%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, picks and an underweight in Emerging Asia and an underweight in the Middle East, primarily in Saudi Arabia, contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in information technology. Picks in materials and communication services also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Xiaomi (+59%). The company was among our biggest holdings this period. The second-largest relative contributor was an overweight in SK Hynix (+191%). The stock was one of our biggest holdings. Another notable relative contributor was our non-benchmark stake in Chroma ATE (+125%). This was a stake we established this period.
•In contrast, from a regional standpoint, stock picking in Latin America, primarily in Mexico, and Africa, primarily in South Africa, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result was stock selection in consumer staples and financials, primarily within the banks industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Bank Central Asia (-19%). A non-benchmark stake in Bank Syariah Indonesia returned roughly -16% and was a second notable relative detractor. This was a position we established this period. Another notable relative detractor was our non-benchmark stake in Genomma Lab Internacional (-24%).
•Notable changes in positioning include decreased exposure to Brazil and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 14, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Sustainable Emerging Markets Equity Fund	31.42%	10.41%
MSCI Emerging Markets (EM) ESG Leaders Index	31.76%	9.78%
MSCI Emerging Markets Index	27.88%	9.39%
A   From April 14, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$86,559,453
Number of Holdings	146
Total Advisory Fee	$438,775
Portfolio Turnover	95%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.2
Financials	25.4
Consumer Discretionary	13.3
Communication Services	10.1
Industrials	6.1
Health Care	4.0
Energy	2.2
Materials	2.2
Consumer Staples	1.9
Utilities	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 29.2
Taiwan - 20.3
Korea (South) - 11.6
India - 10.3
Brazil - 4.3
United States - 4.1
South Africa - 3.5
Indonesia - 2.9
Mexico - 2.2
Others - 11.6

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.4
Samsung Electronics Co Ltd	4.7
Alibaba Group Holding Ltd	4.3
SK Hynix Inc	3.1
China Construction Bank Corp H Shares	2.1
Reliance Industries Ltd	1.6
Delta Electronics Inc	1.5
Bharti Airtel Ltd	1.3
Naspers Ltd Class N	1.3
39.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914030.101    6548-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Series Select International Small Cap Fund Fidelity® Series Select International Small Cap Fund : FSSJX

This annual shareholder report contains information about Fidelity® Series Select International Small Cap Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Select International Small Cap Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in the U.K. and positioning in Asia Pacific ex Japan detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within real estate and consumer discretionary. Also hurting our result were stock picks in materials. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Vistry Group (-30%). Another large relative detractor was our stake in John Wood Group (-78%). The stock was not held at period end. Another notable relative detractor was our stake in Gerresheimer (-46%). The stock was not held at period end.
•In contrast, by sector, the biggest contributor to performance versus the benchmark was security selection in industrials. An underweight in real estate also boosted relative performance.
•The top individual relative contributor was our non-benchmark stake in Zegona Communications (+270%). This was an investment we established this period. The stock was one of our largest holdings at period end. A second notable relative contributor was an overweight in Food & Life Companies (+146%). This period we increased our position in Food & Life Companies. The company was one of the fund's biggest holdings. Another notable relative contributor was an overweight in Hensoldt (+221%). This was a stake we established this period.
•By sector, meaningful changes in positioning include increased exposure to financials and a lower allocation to consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 4, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Select International Small Cap Fund	22.31%	16.19%
MSCI EAFE Small Cap Index	24.78%	17.70%
MSCI EAFE Index	23.38%	19.95%
A   From November 4, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$245,029,808
Number of Holdings	192
Total Advisory Fee	$0
Portfolio Turnover	13%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.4
Financials	13.9
Consumer Discretionary	11.8
Materials	11.2
Information Technology	8.7
Real Estate	8.3
Health Care	7.2
Communication Services	4.7
Consumer Staples	4.0
Energy	3.2
Utilities	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.9
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 38.2
United Kingdom - 12.6
Australia - 8.4
Spain - 4.3
France - 4.3
Sweden - 4.2
Germany - 3.4
Finland - 2.9
Italy - 2.9
Others - 18.8

TOP HOLDINGS (% of Fund's net assets)
Nova Ltd (Israel)	1.0
Bankinter SA	1.0
Hokuhoku Financial Group Inc	1.0
Resonac Holdings Corp	1.0
Zegona Communications plc	0.9
Penta-Ocean Construction Co Ltd	0.9
Bezeq The Israeli Telecommunication Corp Ltd	0.9
JTC PLC	0.9
Food & Life Cos Ltd	0.9
Sandfire Resources Ltd	0.8
9.3
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914032.101    6955-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Infrastructure Fund Fidelity® Infrastructure Fund : FNSTX

This annual shareholder report contains information about Fidelity® Infrastructure Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Infrastructure Fund	$ 108	0.94%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, picks in the United States and Canada contributed to the fund's performance versus the S&P Global Infrastructure Index for the fiscal year.
•By sector, security selection was the primary contributor, led by information technology, where our stock picks in semiconductors & semiconductor equipment helped most. Security selection and an underweight in energy also boosted the fund's relative performance. Also helping our relative result was an overweight in utilities.
•The top individual relative contributor was our stake in NVIDIA (+64%). This was a stake we established this period. The company was the fund's biggest holding at period end. A second notable relative contributor was our stake in Broadcom (+143%). This period we increased our investment in Broadcom. The stock was among the fund's biggest holdings at period end. A stake in Advanced Micro Devices gained roughly 109% and notably helped. This period we increased our investment in Advanced Micro Devices. The company was one of our largest holdings at period end. All these contributors were non-benchmark positions.
•In contrast, from a regional standpoint, an overweight in the United States and positioning in Europe ex U.K., primarily in Spain, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in utilities. Also hurting our result was stock selection in real estate, primarily within the equity real estate investment trusts industry. Investment choices in communication services also hurt. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in PG&E (-20%). This period we increased our stake in PG&E. A non-benchmark stake in Cellnex Telecom returned about -15% and was a second notable relative detractor. Another notable relative detractor was our non-benchmark stake in AES (-2%). This was an investment we established this period.
•Notable changes in positioning include a lower allocation to Spain. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to real estate.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Infrastructure Fund	29.73%	12.76%	11.41%
S&P® Global Infrastructure Index	17.97%	13.77%	8.18%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	13.08%
A   From November 5, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$116,308,398
Number of Holdings	62
Total Advisory Fee	$569,116
Portfolio Turnover	115%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Utilities	48.4
Industrials	20.9
Information Technology	19.2
Energy	6.5
Real Estate	1.5
Communication Services	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.7
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 78.4
United Kingdom - 5.2
Mexico - 4.0
Canada - 3.4
Spain - 2.8
Taiwan - 2.5
Germany - 1.9
Italy - 0.9
Finland - 0.5
China - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.5
NextEra Energy Inc	5.8
Constellation Energy Corp	5.4
Sempra	4.5
Vistra Corp	3.5
Broadcom Inc	3.1
Advanced Micro Devices Inc	3.1
Duke Energy Corp	3.1
National Grid PLC	3.0
NRG Energy Inc	2.7
42.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914011.101    3488-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class I : FSQIX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 116	1.05%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	21.72%	5.33%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914022.101    6466-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class M : FFGTX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 149	1.39%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	9.88%	15.80%	9.26%
Class M (without 3.50% sales charge)	13.87%	16.63%	9.65%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	8.84%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913958.101    2124-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Global Commodity Stock Fund Fidelity® Global Commodity Stock Fund : FFGCX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Global Commodity Stock Fund	$ 91	0.85%
What affected the Fund's performance this period?

•Global equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) Index, supported by resilient global economic growth, slowing inflation, global monetary easing and corporate earnings growth.
•Against this backdrop, stock picks in Canada and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result versus the MSCI AC World Commodity Producers Sector Capped Index (Net) for the fiscal year.
•By industry, the biggest detractor from performance versus the benchmark was stock selection in coal & consumable fuels. Stock picks and an underweight in fertilizers & agricultural chemicals also hampered the fund's result. Also detracting from our result was security selection in steel.
•The biggest individual relative detractor was our non-benchmark stake in Core Natural Resources (-28%). The stock was not held at period end. A second notable relative detractor was our non-benchmark stake in Algoma Steel Group (-54%). The stock was not held at period end. Another notable relative detractor was our overweight stake in Teck Resources (-10%). This period we decreased our stake in Teck Resources. The company was one of our biggest holdings this period.
•In contrast, an overweight in Canada and stock selection in the United States contributed to the fund's performance versus the MSCI index for the fiscal year.
•In terms of sector and industry positioning, an overweight in precious metals & minerals notably contributed to the fund's relative result. Security selection in copper also boosted relative performance. Also helping our relative result were stock picking and an underweight in oil & gas exploration & production.
•The top individual relative contributor was an overweight in Wheaton Precious Metals (+46%). This period we decreased our position in Wheaton Precious Metals. The stock was one of the fund's largest holdings this period. In oil & gas exploration & production, a non-benchmark stake in Antero Resources gained about 19% and was a second notable relative contributor. This period we decreased our position in Antero Resources. Another notable relative contributor was an overweight in Northam Platinum Holdings (+123%). This period we decreased our position in Northam Platinum Holdings.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to Finland. By sector, meaningful changes in positioning include higher allocations to fertilizers & agricultural chemicals and gold.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2015 through October 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Global Commodity Stock Fund	14.50%	17.26%	10.23%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	14.31%	15.69%	8.84%
MSCI ACWI (All Country World Index) Index	23.03%	14.99%	11.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$920,798,944
Number of Holdings	54
Total Advisory Fee	$7,303,906
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Metals & Mining	36.7
Oil, Gas & Consumable Fuels	32.7
Chemicals	14.7
Food Products	9.1
Paper & Forest Products	4.1
Containers & Packaging	0.5
Energy Equipment & Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 49.6
Canada - 21.5
Brazil - 7.3
Australia - 4.8
China - 3.5
Chile - 3.1
South Africa - 2.6
Finland - 2.3
United Kingdom - 2.3
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	8.2
Corteva Inc	7.6
Chevron Corp	5.6
Nutrien Ltd	4.9
Archer-Daniels-Midland Co	4.9
Shell PLC	4.6
Bunge Global SA	4.2
Agnico Eagle Mines Ltd/CA	3.9
Imperial Oil Ltd	3.1
Glencore PLC	2.7
49.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913955.101    2120-TSRA-1225

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2025
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class M : FSYMX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 171	1.55%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending October 31, 2025, according to the MSCI ACWI (All Country World Index) ex USA Index, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, security selection in Europe ex U.K. and the U.K. detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, stock picking was the primary detractor, especially within financials. Also hurting our result were investment choices in industrials, primarily among capital goods firms, in addition to health care, pharmaceuticals, biotechnology & life sciences stocks in particular.
•The biggest individual relative detractor was our stake in Novo Nordisk (-58%). Though we decreased exposure to the stock, it was one of the fund's biggest holdings this period. An overweight in Merck (-20%) hurt as well. Another notable relative detractor was Tokyo Electron (-16%).
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Japan contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in information technology. Stock picking and an underweight in energy also boosted relative performance. Outsized exposure to financials helped as well.
•The top individual relative contributor was our non-benchmark stake in SK Hynix (+191%). An out-of-benchmark position in Cameco also helped, gaining 149%. This was a holding we established this period. Another notable relative contributor was an overweight in UniCredit (+75%), one of our biggest positions.
•Notable changes in geographic positioning included lower allocations to Denmark and the United Kingdom. By sector, meaningful shifts included increased exposure to communication services and information technology stocks.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	16.91%	3.82%
Class M (without 3.50% sales charge)	21.15%	4.82%
MSCI EAFE ESG Leaders	18.01%	6.56%
MSCI EAFE Index	23.38%	8.68%
A   From February 10, 2022

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2025)

KEY FACTS
Fund Size	$17,778,945
Number of Holdings	90
Total Advisory Fee	$100,755
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.3
Industrials	19.2
Information Technology	13.7
Consumer Discretionary	8.7
Health Care	7.4
Materials	4.8
Consumer Staples	4.6
Communication Services	3.5
Utilities	3.4
Energy	1.7
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 21.9
United Kingdom - 10.8
United States - 10.7
Germany - 8.8
France - 8.8
Netherlands - 6.8
Italy - 4.4
Australia - 4.0
Taiwan - 3.4
Others - 20.4

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	4.9
Sony Group Corp	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.4
ITOCHU Corp	3.3
UniCredit SpA	2.6
Schneider Electric SE	2.6
ASML Holding NV	2.5
Koninklijke KPN NV	2.1
ING Groep NV	2.1
Danone SA	2.1
29.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914021.101    6465-TSRA-1225

Item 2.

Code of Ethics

As of the end of the period, October 31, 2025, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund, Fidelity Series Sustainable Non-U.S. Developed Markets Fund, and Fidelity Sustainable International Equity Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI International SMA Completion Fund	$47,600	$-	$7,900	$600
Fidelity SAI Sustainable Emerging Markets Equity Fund	$41,100	$-	$6,900	$500
Fidelity SAI Sustainable International Equity Fund	$34,700	$-	$6,900	$500
Fidelity Series Emerging Markets Fund	$44,100	$-	$8,000	$600
Fidelity Series Emerging Markets Opportunities Fund	$43,800	$-	$8,000	$600
Fidelity Series International Small Cap Fund	$42,700	$-	$6,600	$600
Fidelity Series International Value Fund	$56,600	$-	$6,600	$600
Fidelity Series Overseas Fund	$59,400	$-	$6,700	$600
Fidelity Series Select International Small Cap Fund	$43,100	$-	$7,000	$600
Fidelity Series Sustainable Emerging Markets Fund	$42,200	$-	$6,900	$600
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$43,400	$-	$6,500	$500
Fidelity Sustainable International Equity Fund	$48,500	$-	$7,600	$600

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI International SMA Completion Fund	$46,100	$-	$12,200	$1,100
Fidelity SAI Sustainable Emerging Markets Equity Fund	$41,500	$-	$10,600	$1,000
Fidelity SAI Sustainable International Equity Fund	$35,800	$-	$10,000	$800
Fidelity Series Emerging Markets Fund	$42,800	$-	$12,300	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$43,000	$-	$12,300	$1,100
Fidelity Series International Small Cap Fund	$41,300	$-	$9,400	$1,000
Fidelity Series International Value Fund	$55,500	$-	$9,400	$1,000
Fidelity Series Overseas Fund	$57,200	$-	$10,300	$1,000
Fidelity Series Select International Small Cap Fund	$41,700	$-	$10,100	$1,000
Fidelity Series Sustainable Emerging Markets Fund	$40,700	$-	$10,300	$1,000
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$40,800	$-	$10,300	$1,000
Fidelity Sustainable International Equity Fund	$47,100	$-	$12,300	$1,100

A Amounts may reflect rounding

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund, and Fidelity Sustainable Emerging Markets Equity Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Commodity Stock Fund	$38,900	$2,100	$2,900	$700
Fidelity Infrastructure Fund	$39,400	$2,200	$2,900	$700
Fidelity Series Canada Fund	$71,500	$2,700	$31,900	$900
Fidelity Series International Growth Fund	$68,800	$2,500	$31,900	$800
Fidelity Sustainable Emerging Markets Equity Fund	$52,300	$3,000	$6,300	$1,000

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Commodity Stock Fund	$37,100	$3,200	$6,300	$1,100
Fidelity Infrastructure Fund	$38,200	$3,400	$7,700	$1,200
Fidelity Series Canada Fund	$69,600	$4,300	$34,600	$1,500
Fidelity Series International Growth Fund	$65,500	$3,900	$33,800	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$50,300	$4,600	$12,200	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2025A	October 31, 2024A
Audit-Related Fees	$125,000	$125,000
Tax Fees	$-	$-
All Other Fees	$1,970,400	$2,929,500

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2025A	October 31, 2024A
Audit-Related Fees	$8,914,100	$9,701,800
Tax Fees	$1,000	$61,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2025A	October 31, 2024A
Deloitte Entities	$2,524,700	$3,490,700
PwC	$13,844,100	$15,451,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Series Sustainable Emerging Markets Fund
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Sustainable Emerging Markets Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.5%
	Shares	Value ($)
BRAZIL - 4.8%
Consumer Discretionary - 0.7%
Broadline Retail - 0.3%
MercadoLibre Inc (a)	18	41,891
Household Durables - 0.0%
Cury Construtora e Incorporadora SA	2,243	14,566
Specialty Retail - 0.2%
Lojas Renner SA	10,451	28,828
Textiles, Apparel & Luxury Goods - 0.2%
Azzas 2154 SA	4,790	25,562
TOTAL CONSUMER DISCRETIONARY		110,847

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
PRIO SA/Brazil (a)	6,028	40,370
Financials - 1.7%
Banks - 0.9%
Itau Unibanco Holding SA	2,100	15,395
Itau Unibanco Holding SA ADR	17,464	128,535
		143,930
Capital Markets - 0.8%
B3 SA - Brasil Bolsa Balcao	47,286	111,273
XP Inc Class A	498	9,073
		120,346
Financial Services - 0.0%
StoneCo Ltd Class A (a)	155	2,947
TOTAL FINANCIALS		267,223

Health Care - 0.2%
Health Care Providers & Services - 0.1%
Hapvida Participacoes e Investimentos S/A (a)(b)(c)	2,427	14,111
Pharmaceuticals - 0.1%
Hypera SA	2,100	10,086
TOTAL HEALTH CARE		24,197

Industrials - 0.6%
Ground Transportation - 0.6%
Localiza Rent a Car SA	4,460	32,696
Rumo SA	21,394	63,308
		96,004
Materials - 0.5%
Metals & Mining - 0.3%
Metalurgica Gerdau SA	23,015	47,442
Paper & Forest Products - 0.2%
Dexco SA	30,781	30,667
TOTAL MATERIALS		78,109

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
LOG Commercial Properties e Participacoes SA	3,400	14,978
Utilities - 0.7%
Electric Utilities - 0.2%
Equatorial Energia SA	55	375
Isa Energia Brasil sa	7,700	35,938
		36,313
Independent Power and Renewable Electricity Producers - 0.5%
Engie Brasil Energia SA	10,830	80,521
TOTAL UTILITIES		116,834

TOTAL BRAZIL		748,562
CHILE - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Antofagasta PLC	2,580	94,563
CHINA - 28.9%
Communication Services - 6.8%
Entertainment - 0.3%
NetEase Cloud Music Inc (a)(b)(c)	50	1,549
Netease Inc ADR	355	49,736
		51,285
Interactive Media & Services - 6.5%
Bilibili Inc ADR (a)	734	22,204
Kuaishou Technology B Shares (b)(c)	3,054	28,435
Tencent Holdings Ltd	11,912	967,585
Tongdao Liepin Group (c)	6,600	2,709
		1,020,933
TOTAL COMMUNICATION SERVICES		1,072,218

Consumer Discretionary - 8.1%
Automobile Components - 0.2%
Minth Group Ltd	2,000	8,864
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	4,300	26,359
		35,223
Automobiles - 0.8%
BYD Co Ltd A Shares (China)	1,800	25,490
BYD Co Ltd H Shares	7,170	92,825
		118,315
Broadline Retail - 4.6%
Alibaba Group Holding Ltd	25,700	546,865
Alibaba Group Holding Ltd ADR	467	79,591
JD.com Inc A Shares	3,982	65,743
JD.com Inc ADR	987	32,610
		724,809
Hotels, Restaurants & Leisure - 1.5%
Meituan B Shares (a)(b)(c)	7,112	93,614
Trip.com Group Ltd	382	26,881
Trip.com Group Ltd ADR	1,527	107,883
		228,378
Household Durables - 0.5%
Haier Smart Home Co Ltd A Shares (China)	6,900	25,991
Haier Smart Home Co Ltd H Shares	17,327	56,281
		82,272
Specialty Retail - 0.2%
Pop Mart International Group Ltd (b)(c)	1,000	28,518
Textiles, Apparel & Luxury Goods - 0.3%
ANTA Sports Products Ltd	4,600	47,950
TOTAL CONSUMER DISCRETIONARY		1,265,465

Consumer Staples - 1.1%
Beverages - 1.0%
China Resources Beer Holdings Co Ltd	7,500	25,674
Eastroc Beverage Group Co Ltd A Shares (China)	800	31,472
Kweichow Moutai Co Ltd A Shares (China)	300	60,276
Tsingtao Brewery Co Ltd H Shares	6,129	41,409
		158,831
Food Products - 0.1%
Uni-President China Holdings Ltd	10,000	10,822
TOTAL CONSUMER STAPLES		169,653

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
China Petroleum & Chemical Corp H Shares	62,000	32,952
Financials - 5.6%
Banks - 3.6%
China Construction Bank Corp H Shares	405,548	401,510
China Merchants Bank Co Ltd H Shares	20,006	125,228
Industrial & Commercial Bank of China Ltd H Shares	39,864	30,883
		557,621
Insurance - 2.0%
China Life Insurance Co Ltd H Shares	25,061	79,080
China Pacific Insurance Group Co Ltd H Shares	4,400	17,836
PICC Property & Casualty Co Ltd H Shares	10,000	23,628
Ping An Insurance Group Co of China Ltd H Shares	27,556	199,074
		319,618
TOTAL FINANCIALS		877,239

Health Care - 2.0%
Biotechnology - 0.6%
Innovent Biologics Inc (a)(b)(c)	5,485	61,411
Sichuan Kelun-Biotech Biopharmaceutical Co Ltd H Shares (a)	75	4,324
Zai Lab Ltd (a)	7,045	18,383
Zai Lab Ltd ADR (a)	285	7,447
		91,565
Health Care Equipment & Supplies - 0.1%
Shandong Weigao Group Medical Polymer Co Ltd H Shares	20,800	14,535
Life Sciences Tools & Services - 0.6%
Wuxi Apptec Co Ltd H Shares (b)(c)	5,900	82,457
WuXi XDC Cayman Inc (a)	1,000	9,665
		92,122
Pharmaceuticals - 0.7%
Hansoh Pharmaceutical Group Co Ltd (b)(c)	17,205	78,912
Jiangsu Hengrui Pharmaceuticals Co Ltd A Shares (China)	2,400	21,631
Jiangsu Hengrui Pharmaceuticals Co Ltd H Shares	1,400	13,549
		114,092
TOTAL HEALTH CARE		312,314

Industrials - 1.7%
Construction & Engineering - 0.1%
Sinopec Engineering Group Co Ltd H Shares	15,116	14,239
Electrical Equipment - 0.4%
Contemporary Amperex Technology Co Ltd A Shares (China)	1,100	60,085
Ground Transportation - 0.3%
Full Truck Alliance Co Ltd ADR	4,119	53,547
Machinery - 0.8%
Airtac International Group	1,000	29,599
Shenzhen Inovance Technology Co Ltd A Shares (China)	3,900	42,198
Yangzijiang Shipbuildling (Holdings) Ltd	17,600	47,597
		119,394
Marine Transportation - 0.1%
SITC International Holdings Co Ltd	4,000	14,733
TOTAL INDUSTRIALS		261,998

Information Technology - 2.0%
Communications Equipment - 0.1%
Zhongji Innolight Co Ltd A Shares (China)	200	13,292
Electronic Equipment, Instruments & Components - 0.7%
Foxconn Industrial Internet Co Ltd A Shares (China)	2,900	29,337
Luxshare Precision Industry Co Ltd A Shares (China)	1,600	14,162
Shengyi Technology Co Ltd A Shares (China)	1,900	17,165
Shennan Circuits Co Ltd A Shares (China)	600	18,081
Sunny Optical Technology Group Co Ltd	3,500	33,871
		112,616
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	1,092	42,861
Montage Technology Co Ltd A Shares (China)	396	7,584
NAURA Technology Group Co Ltd A Shares (China)	35	2,001
		52,446
Software - 0.1%
Glodon Co Ltd A Shares (China)	8,400	17,361
Technology Hardware, Storage & Peripherals - 0.8%
Xiaomi Corp B Shares (a)(b)(c)	20,793	115,358
TOTAL INFORMATION TECHNOLOGY		311,073

Materials - 0.7%
Construction Materials - 0.2%
China Jushi Co Ltd A Shares (China)	13,100	30,185
Metals & Mining - 0.5%
MMG Ltd (a)	84,000	74,698
TOTAL MATERIALS		104,883

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
China Resources Land Ltd	2,500	9,027
KE Holdings Inc A Shares	4,400	24,955
		33,982
Utilities - 0.6%
Gas Utilities - 0.6%
ENN Energy Holdings Ltd	7,340	63,902
Kunlun Energy Co Ltd	32,867	30,200
		94,102
TOTAL CHINA		4,535,879
GREECE - 1.0%
Financials - 1.0%
Banks - 1.0%
Alpha Bank SA	19,462	76,272
Eurobank Ergasias Services and Holdings SA	2,292	8,622
Piraeus Financial Holdings SA	9,362	73,077

TOTAL GREECE		157,971
HONG KONG - 0.0%
Communication Services - 0.0%
Entertainment - 0.0%
Huanxi Media Group Ltd (a)	181,876	7,490
INDIA - 13.0%
Communication Services - 0.7%
Wireless Telecommunication Services - 0.7%
Bharti Airtel Ltd	4,744	109,802
Consumer Discretionary - 2.4%
Automobiles - 1.1%
Eicher Motors Ltd	535	42,232
Mahindra & Mahindra Ltd	3,239	127,247
		169,479
Hotels, Restaurants & Leisure - 1.3%
Eternal Ltd (a)	45,231	161,912
MakeMyTrip Ltd (a)	465	37,200
		199,112
Household Durables - 0.0%
Dixon Technologies India Ltd (c)	51	8,902
TOTAL CONSUMER DISCRETIONARY		377,493

Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Reliance Industries Ltd	16,851	282,176
Financials - 5.8%
Banks - 3.5%
Axis Bank Ltd	2,296	31,888
HDFC Bank Ltd/Gandhinagar	29,615	329,397
ICICI Bank Ltd	12,324	186,754
		548,039
Capital Markets - 0.1%
HDFC Asset Management Co Ltd (b)(c)	371	22,482
Consumer Finance - 1.5%
Bajaj Finance Ltd	13,727	161,263
Shriram Finance Ltd	8,506	71,764
		233,027
Insurance - 0.7%
HDFC Life Insurance Co Ltd (b)(c)	13,358	110,134
TOTAL FINANCIALS		913,682

Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Divi's Laboratories Ltd	350	26,568
Industrials - 0.7%
Aerospace & Defense - 0.1%
Bharat Electronics Ltd	3,872	18,587
Construction & Engineering - 0.6%
Larsen & Toubro Ltd	1,848	83,919
TOTAL INDUSTRIALS		102,506

Information Technology - 0.5%
IT Services - 0.5%
Infosys Ltd	5,043	84,033
Real Estate - 0.4%
Office REITs - 0.2%
Embassy Office Parks REIT	5,899	28,506
Real Estate Management & Development - 0.2%
Godrej Properties Ltd (a)	565	14,563
Sunteck Realty Ltd	2,671	13,314
		27,877
TOTAL REAL ESTATE		56,383

Utilities - 0.6%
Electric Utilities - 0.5%
Power Grid Corp of India Ltd	20,810	67,554
Independent Power and Renewable Electricity Producers - 0.1%
NHPC Ltd	16,298	15,577
NTPC Ltd	1,033	3,921
		19,498
TOTAL UTILITIES		87,052

TOTAL INDIA		2,039,695
INDONESIA - 1.5%
Consumer Staples - 0.1%
Food Products - 0.1%
First Resources Ltd	14,957	22,523
Financials - 1.4%
Banks - 1.4%
Bank Central Asia Tbk PT	207,147	106,058
Bank Rakyat Indonesia Persero Tbk PT	344,278	82,358
Bank Syariah Indonesia Tbk PT	146,200	22,418
		210,834
TOTAL INDONESIA		233,357
ITALY - 0.3%
Consumer Staples - 0.3%
Beverages - 0.3%
Coca-Cola HBC AG	996	45,194
KOREA (SOUTH) - 13.2%
Communication Services - 1.0%
Diversified Telecommunication Services - 0.2%
KT Corp	853	29,289
Interactive Media & Services - 0.8%
Kakao Corp	1,526	69,506
NAVER Corp	329	61,576
		131,082
TOTAL COMMUNICATION SERVICES		160,371

Consumer Discretionary - 0.5%
Automobiles - 0.2%
Kia Corp	352	29,529
Broadline Retail - 0.0%
Coupang Inc Class A (a)	200	6,394
Household Durables - 0.3%
Coway Co Ltd	794	49,554
TOTAL CONSUMER DISCRETIONARY		85,477

Financials - 2.6%
Banks - 2.2%
Hana Financial Group Inc	795	47,558
KB Financial Group Inc	1,678	136,549
Shinhan Financial Group Co Ltd	725	37,120
Woori Financial Group Inc	7,312	129,945
		351,172
Insurance - 0.4%
Samsung Fire & Marine Insurance Co Ltd	37	11,429
Samsung Life Insurance Co Ltd	448	48,365
		59,794
TOTAL FINANCIALS		410,966

Health Care - 0.3%
Life Sciences Tools & Services - 0.3%
Samsung Biologics Co Ltd (a)(b)(c)(d)	52	44,423
Industrials - 0.9%
Aerospace & Defense - 0.3%
Korea Aerospace Industries Ltd	562	40,658
Electrical Equipment - 0.3%
Doosan Enerbility Co Ltd (a)	81	5,027
LS Electric Co Ltd	140	42,610
		47,637
Industrial Conglomerates - 0.3%
LG Corp	360	20,226
SK Square Co Ltd (a)	107	19,464
		39,690
Machinery - 0.0%
HD HYUNDAI MIPO	35	5,914
TOTAL INDUSTRIALS		133,899

Information Technology - 7.9%
Semiconductors & Semiconductor Equipment - 3.2%
SK Hynix Inc	1,297	507,272
Technology Hardware, Storage & Peripherals - 4.7%
Samsung Electronics Co Ltd	9,699	729,498
TOTAL INFORMATION TECHNOLOGY		1,236,770

TOTAL KOREA (SOUTH)		2,071,906
MALAYSIA - 0.5%
Financials - 0.5%
Banks - 0.5%
CIMB Group Holdings Bhd	43,900	76,521
MEXICO - 2.3%
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Wal-Mart de Mexico SAB de CV Series V	28,410	93,923
Food Products - 0.0%
Gruma SAB de CV Series B	239	4,056
TOTAL CONSUMER STAPLES		97,979

Financials - 1.1%
Banks - 1.1%
Grupo Financiero Banorte SAB de CV	17,891	168,380
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte SAB de CV Series B	600	7,393
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,243	25,910
		33,303
Real Estate - 0.4%
Diversified REITs - 0.1%
Fibra Uno Administracion SA de CV	11,484	16,665
Real Estate Management & Development - 0.3%
Corp Inmobiliaria Vesta SAB de CV	7,900	23,983
Corp Inmobiliaria Vesta SAB de CV ADR	871	26,452
		50,435
TOTAL REAL ESTATE		67,100

TOTAL MEXICO		366,762
PANAMA - 0.2%
Industrials - 0.2%
Passenger Airlines - 0.2%
Copa Holdings SA Class A	272	34,057
PHILIPPINES - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	37,123	12,583
POLAND - 0.8%
Communication Services - 0.1%
Entertainment - 0.1%
CD Projekt SA	305	20,961
Consumer Discretionary - 0.6%
Broadline Retail - 0.6%
Allegro.eu SA (a)(b)(c)	9,368	87,516
Textiles, Apparel & Luxury Goods - 0.0%
LPP SA	3	14,565
TOTAL CONSUMER DISCRETIONARY		102,081

Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Dino Polska SA (a)(b)(c)	690	8,234
TOTAL POLAND		131,276
PUERTO RICO - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Latin America Ltd Class C (a)	1,151	9,104
SAUDI ARABIA - 2.3%
Financials - 2.3%
Banks - 2.1%
Al Rajhi Bank	8,616	242,837
Saudi National Bank/The	7,550	80,285
		323,122
Insurance - 0.2%
Bupa Arabia for Cooperative Insurance Co	715	31,267
TOTAL FINANCIALS		354,389

Materials - 0.0%
Chemicals - 0.0%
SABIC Agri-Nutrients Co	154	5,034
TOTAL SAUDI ARABIA		359,423
SINGAPORE - 0.3%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Sea Ltd Class A ADR (a)	300	46,875
SOUTH AFRICA - 4.9%
Consumer Discretionary - 1.7%
Broadline Retail - 1.5%
Naspers Ltd Class N	3,369	236,626
Specialty Retail - 0.2%
Pepkor Holdings Ltd (b)(c)	23,071	35,130
TOTAL CONSUMER DISCRETIONARY		271,756

Consumer Staples - 0.7%
Consumer Staples Distribution & Retail - 0.7%
Pick n Pay Stores Ltd (a)	18,761	30,623
Shoprite Holdings Ltd	4,417	73,895
		104,518
Financials - 1.3%
Banks - 0.6%
Capitec Bank Holdings Ltd	423	93,507
Financial Services - 0.7%
FirstRand Ltd	22,763	107,963
TOTAL FINANCIALS		201,470

Industrials - 0.2%
Industrial Conglomerates - 0.2%
Bidvest Group Ltd	3,226	41,862
Materials - 1.0%
Chemicals - 0.2%
Sasol Ltd (a)	3,837	24,007
Metals & Mining - 0.8%
Gold Fields Ltd ADR	1,326	50,932
Impala Platinum Holdings Ltd	4,714	50,520
Valterra Platinum Ltd	473	29,254
		130,706
TOTAL MATERIALS		154,713

TOTAL SOUTH AFRICA		774,319
TAIWAN - 19.2%
Consumer Staples - 0.0%
Food Products - 0.0%
Uni-President Enterprises Corp	2,215	5,663
Financials - 1.4%
Banks - 0.5%
CTBC Financial Holding Co Ltd	62,555	85,058
Insurance - 0.9%
Cathay Financial Holding Co Ltd	68,422	142,278
TOTAL FINANCIALS		227,336

Industrials - 0.3%
Electrical Equipment - 0.3%
Bizlink Holding Inc	1,148	52,033
Information Technology - 17.5%
Communications Equipment - 0.2%
Accton Technology Corp	942	33,055
Electronic Equipment, Instruments & Components - 1.9%
Chroma ATE Inc	2,000	53,220
Delta Electronics Inc	5,823	188,248
Elite Material Co Ltd	1,000	44,187
Unimicron Technology Corp	2,000	10,624
		296,279
Semiconductors & Semiconductor Equipment - 15.3%
ASE Technology Holding Co Ltd	1,789	14,296
MediaTek Inc	2,912	123,943
Taiwan Semiconductor Manufacturing Co Ltd	46,651	2,253,316
		2,391,555
Technology Hardware, Storage & Peripherals - 0.1%
Quanta Computer Inc	2,000	19,527
TOTAL INFORMATION TECHNOLOGY		2,740,416

TOTAL TAIWAN		3,025,448
TURKEY - 0.4%
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
BIM Birlesik Magazalar AS	2,395	30,697
Financials - 0.1%
Banks - 0.1%
Akbank TAS	10,924	15,793
Materials - 0.1%
Construction Materials - 0.1%
Oyak Cimento Fabrikalari AS	26,480	13,387
TOTAL TURKEY		59,877
UNITED ARAB EMIRATES - 1.7%
Energy - 0.4%
Energy Equipment & Services - 0.4%
ADNOC Drilling Co PJSC	39,995	60,761
Financials - 1.0%
Banks - 1.0%
Abu Dhabi Commercial Bank PJSC	23,715	93,105
Abu Dhabi Islamic Bank PJSC	11,648	66,978
		160,083
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Aldar Properties PJSC	3,484	8,536
Emaar Properties PJSC	5,514	21,318
RAK Properties PJSC (a)	30,548	11,727
		41,581
TOTAL UNITED ARAB EMIRATES		262,425
UNITED KINGDOM - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Anglogold Ashanti Plc	457	31,076
Anglogold Ashanti Plc (South Africa)	1,224	84,792

TOTAL UNITED KINGDOM		115,868
UNITED STATES - 0.8%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Tenaris SA ADR	494	19,661
Health Care - 0.4%
Biotechnology - 0.4%
BeOne Medicines Ltd ADR (a)	91	28,254
BeOne Medicines Ltd H Shares (a)	1,100	26,302
		54,556
Materials - 0.3%
Construction Materials - 0.3%
Titan SA	1,109	49,278
TOTAL UNITED STATES		123,495
TOTAL COMMON STOCKS (Cost $11,490,876)		15,332,650

Non-Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
KOREA (SOUTH) - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
Hyundai Motor Co Series 2 (Cost $19,965)	218	33,555

Money Market Funds - 5.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $888,169)	4.18	887,991	888,169

TOTAL INVESTMENT IN SECURITIES - 103.4% (Cost $12,399,010)	16,254,374
NET OTHER ASSETS (LIABILITIES) - (3.4)%	(535,176)
NET ASSETS - 100.0%	15,719,198

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	2	12/19/2025	140,760	4,451	4,451

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $812,284 or 5.2% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $823,895 or 5.2% of net assets.

(d)	Level 3 security.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	575,973	6,525,127	6,212,923	16,547	(8)	-	888,169	887,991	0.0%
Total	575,973	6,525,127	6,212,923	16,547	(8)	-	888,169

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,379,946	383,072	996,874	-
Consumer Discretionary	2,259,994	1,290,265	969,729	-
Consumer Staples	484,461	484,461	-	-
Energy	435,920	435,920	-	-
Financials	4,041,887	2,883,842	1,158,045	-
Health Care	462,058	399,252	18,383	44,423
Industrials	755,662	755,662	-	-
Information Technology	4,372,292	1,905,289	2,467,003	-
Materials	615,835	512,054	103,781	-
Real Estate	226,607	201,652	24,955	-
Utilities	297,988	297,988	-	-

Non-Convertible Preferred Stocks
Consumer Discretionary	33,555	33,555	-	-

Money Market Funds	888,169	888,169	-	-
Total Investments in Securities:	16,254,374	10,471,181	5,738,770	44,423
Derivative Instruments:

Assets
Futures Contracts	4,451	4,451	-	-
Total Assets	4,451	4,451	-	-
Total Derivative Instruments:	4,451	4,451	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	4,451	-
Total Equity Risk	4,451	-
Total Value of Derivatives	4,451	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Sustainable Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,510,841)	$15,366,205
Fidelity Central Funds (cost $888,169)	888,169

Total Investment in Securities (cost $12,399,010)		$16,254,374
Segregated cash with brokers for derivative instruments		21,188
Cash		18,122
Foreign currency held at value (cost $496)		498
Receivable for fund shares sold		182,497
Dividends receivable		9,679
Distributions receivable from Fidelity Central Funds		1,172
Receivable from investment adviser for expense reductions		3,644
Total assets		16,491,174
Liabilities
Payable for investments purchased	$5,271
Payable for fund shares redeemed	747,394
Payable for daily variation margin on futures contracts	1,824
Other payables and accrued expenses	17,487
Total liabilities		771,976
Net Assets		$15,719,198
Net Assets consist of:
Paid in capital		$11,728,351
Total accumulated earnings (loss)		3,990,847
Net Assets		$15,719,198
Net Asset Value, offering price and redemption price per share ($15,719,198 ÷ 1,075,540 shares)		$14.62
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$293,884
Interest		542
Income from Fidelity Central Funds		16,547
Income before foreign taxes withheld		$310,973
Less foreign taxes withheld		(31,279)
Total income		279,694
Expenses
Custodian fees and expenses	$29,854
Independent trustees' fees and expenses	43
Total expenses before reductions	29,897
Expense reductions	(28,723)
Total expenses after reductions		1,174
Net Investment income (loss)		278,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	59,824
Fidelity Central Funds	(8)
Foreign currency transactions	(21,158)
Futures contracts	48,059
Total net realized gain (loss)		86,717
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,482)	2,870,734
Assets and liabilities in foreign currencies	337
Futures contracts	2,681
Total change in net unrealized appreciation (depreciation)		2,873,752
Net gain (loss)		2,960,469
Net increase (decrease) in net assets resulting from operations		$3,238,989
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$278,520	$179,929
Net realized gain (loss)	86,717	(106,601)
Change in net unrealized appreciation (depreciation)	2,873,752	1,207,296
Net increase (decrease) in net assets resulting from operations	3,238,989	1,280,624
Distributions to shareholders	(206,982)	(97,501)

Share transactions
Proceeds from sales of shares	6,642,847	4,545,822
Reinvestment of distributions	206,982	97,501
Cost of shares redeemed	(3,920,316)	(409,939)

Net increase (decrease) in net assets resulting from share transactions	2,929,513	4,233,384
Total increase (decrease) in net assets	5,961,520	5,416,507

Net Assets
Beginning of period	9,757,678	4,341,171
End of period	$15,719,198	$9,757,678

Other Information
Shares
Sold	536,632	415,045
Issued in reinvestment of distributions	18,285	9,663
Redeemed	(318,293)	(36,950)
Net increase (decrease)	236,624	387,758

Financial Highlights
Fidelity® Series Sustainable Emerging Markets Fund

Years ended October 31,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.63	$9.62	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.29	.28	.16
Net realized and unrealized gain (loss)	2.94	1.95	(.54)
Total from investment operations	3.23	2.23	(.38)
Distributions from net investment income	(.24)	(.22)	-
Total distributions	(.24)	(.22)	-
Net asset value, end of period	$14.62	$11.63	$9.62
Total Return D,E	28.42%	23.47%	(3.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25%	.32%	.31% H
Expenses net of fee waivers, if any	.01%	.01%	.01% H
Expenses net of all reductions, if any	.01%	-% I	.01% H
Net investment income (loss)	2.36%	2.56%	3.40% H
Supplemental Data
Net assets, end of period (000 omitted)	$15,719	$9,758	$4,341
Portfolio turnover rate J	87%	47%	36% K

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount represents less than $.005 per share.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KAmount not annualized.
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
AUSTRALIA - 1.6%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
CAR Group Ltd	511	11,936
REA Group Ltd	51	7,111
		19,047
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Aristocrat Leisure Ltd	1,186	49,160
Lottery Corp/The	5,960	21,448
		70,608
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Woodside Energy Group Ltd	3,504	56,784
Financials - 0.6%
Banks - 0.1%
Commonwealth Bank of Australia	179	20,102
Capital Markets - 0.3%
ASX Ltd	518	19,132
Macquarie Group Ltd	470	67,212
		86,344
Insurance - 0.2%
QBE Insurance Group Ltd	1,474	19,134
Suncorp Group Ltd	2,944	37,794
		56,928
TOTAL FINANCIALS		163,374

Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Cochlear Ltd	114	21,419
Industrials - 0.4%
Commercial Services & Supplies - 0.2%
Brambles Ltd	3,015	49,042
Professional Services - 0.0%
Computershare Ltd	296	7,083
Transportation Infrastructure - 0.2%
Transurban Group unit	6,959	65,931
TOTAL INDUSTRIALS		122,056

Materials - 0.0%
Metals & Mining - 0.0%
BlueScope Steel Ltd	884	13,245
TOTAL AUSTRALIA		466,533
AUSTRIA - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OMV AG	351	19,201
Financials - 0.2%
Banks - 0.2%
Erste Group Bank AG	511	52,863
Materials - 0.1%
Paper & Forest Products - 0.1%
Mondi PLC	2,441	27,264
Utilities - 0.0%
Electric Utilities - 0.0%
Verbund AG Class A	118	9,106
TOTAL AUSTRIA		108,434
BELGIUM - 1.5%
Consumer Staples - 0.0%
Beverages - 0.0%
Anheuser-Busch InBev SA/NV	192	11,708
Financials - 1.4%
Banks - 1.4%
KBC Ancora	568	44,651
KBC Group NV	2,889	347,153
		391,804
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Fagron	383	9,094
Pharmaceuticals - 0.1%
UCB SA	103	26,416
TOTAL HEALTH CARE		35,510

TOTAL BELGIUM		439,022
BRAZIL - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Wheaton Precious Metals Corp	2,096	202,419
CANADA - 12.5%
Consumer Discretionary - 0.8%
Broadline Retail - 0.5%
Dollarama Inc	890	115,687
Hotels, Restaurants & Leisure - 0.1%
Restaurant Brands International Inc	625	41,050
Specialty Retail - 0.2%
Aritzia Inc Subordinate Voting Shares (a)	367	25,635
Pet Valu Holdings Ltd	1,538	38,161
		63,796
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose Holdings Inc Subordinate Voting Shares (a)	435	6,057
TOTAL CONSUMER DISCRETIONARY		226,590

Consumer Staples - 0.8%
Consumer Staples Distribution & Retail - 0.8%
Alimentation Couche-Tard Inc	3,401	172,845
Metro Inc/CN	692	46,127
North West Co Inc/The	413	13,398
		232,370
Energy - 1.4%
Energy Equipment & Services - 0.1%
Pason Systems Inc	3,554	30,280
Oil, Gas & Consumable Fuels - 1.3%
Cameco Corp	1,362	139,197
Canadian Natural Resources Ltd	2,861	91,528
Imperial Oil Ltd	1,290	114,095
PrairieSky Royalty Ltd	1,766	31,705
		376,525
TOTAL ENERGY		406,805

Financials - 5.7%
Banks - 3.1%
Bank of Montreal	1,530	190,062
Canadian Imperial Bank of Commerce	1,178	97,604
National Bank of Canada	1,500	167,588
Royal Bank of Canada	1,366	200,116
Toronto Dominion Bank	2,650	217,585
		872,955
Capital Markets - 1.1%
Brookfield Asset Management Ltd Class A	1,061	57,394
Brookfield Corp Class A	3,834	176,563
TMX Group Ltd	2,556	94,272
		328,229
Insurance - 1.5%
Definity Financial Corp	1,707	79,414
Intact Financial Corp	723	134,868
Sun Life Financial Inc	3,213	195,430
		409,712
TOTAL FINANCIALS		1,610,896

Health Care - 0.1%
Health Care Providers & Services - 0.1%
Andlauer Healthcare Group Inc Subordinate Voting Shares	918	35,606
Industrials - 1.2%
Ground Transportation - 1.0%
Canadian National Railway Co	940	90,136
Canadian Pacific Kansas City Ltd	2,569	184,870
		275,006
Professional Services - 0.2%
Thomson Reuters Corp	523	80,112
TOTAL INDUSTRIALS		355,118

Information Technology - 1.5%
IT Services - 0.9%
Shopify Inc Class A (a)	1,543	268,280
Software - 0.6%
Constellation Software Inc/Canada	64	168,428
TOTAL INFORMATION TECHNOLOGY		436,708

Materials - 1.0%
Chemicals - 0.3%
Nutrien Ltd	1,711	93,190
Metals & Mining - 0.7%
Franco-Nevada Corp	1,019	190,345
Triple Flag Precious Metals Corp	203	5,637
		195,982
TOTAL MATERIALS		289,172

TOTAL CANADA		3,593,265
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	362	13,268
Lundin Mining Corp	4,116	66,206

TOTAL CHILE		79,474
CHINA - 1.0%
Communication Services - 0.8%
Interactive Media & Services - 0.8%
Tencent Holdings Ltd	2,726	221,427
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Prosus NV Class N	444	30,671
Financials - 0.1%
Banks - 0.1%
BOC Hong Kong Holdings Ltd	5,239	25,741
TOTAL CHINA		277,839
DENMARK - 0.8%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Pandora A/S	190	25,443
Consumer Staples - 0.1%
Beverages - 0.1%
Carlsberg AS Series B	180	21,159
Financials - 0.0%
Insurance - 0.0%
Tryg A/S	463	11,413
Health Care - 0.3%
Biotechnology - 0.1%
Genmab A/S (a)	67	19,110
Pharmaceuticals - 0.2%
Novo Nordisk A/S Series B	1,454	71,583
TOTAL HEALTH CARE		90,693

Industrials - 0.1%
Building Products - 0.0%
ROCKWOOL A/S Series B	171	5,857
Electrical Equipment - 0.1%
Vestas Wind Systems A/S	972	19,879
TOTAL INDUSTRIALS		25,736

Materials - 0.2%
Chemicals - 0.2%
Novonesis Novozymes B Series B	914	54,623
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Orsted AS (a)(b)(c)	545	9,741
TOTAL DENMARK		238,808
FINLAND - 1.3%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Elisa Oyj A Shares	358	15,780
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Kesko Oyj B Shares	702	14,808
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Neste Oyj	1,786	36,963
Financials - 0.4%
Insurance - 0.4%
Sampo Oyj A Shares	11,216	124,989
Industrials - 0.4%
Machinery - 0.4%
Kone Oyj B Shares	498	33,247
Metso Oyj	1,674	27,419
Wartsila OYJ Abp	1,308	42,772
		103,438
Information Technology - 0.1%
Communications Equipment - 0.1%
Nokia Oyj	5,142	35,075
Materials - 0.1%
Paper & Forest Products - 0.1%
Stora Enso Oyj R Shares	1,965	22,876
UPM-Kymmene Oyj	738	19,803
		42,679
TOTAL FINLAND		373,732
FRANCE - 8.6%
Consumer Discretionary - 0.9%
Textiles, Apparel & Luxury Goods - 0.9%
Hermes International SCA	35	86,697
Kering SA	19	6,746
LVMH Moet Hennessy Louis Vuitton SE	228	161,156
		254,599
Consumer Staples - 1.0%
Food Products - 0.9%
Danone SA	2,923	258,150
Personal Care Products - 0.1%
L'Oreal SA	48	20,031
TOTAL CONSUMER STAPLES		278,181

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
TotalEnergies SE	3,331	207,971
Financials - 1.3%
Banks - 0.5%
BNP Paribas SA	1,180	91,401
Credit Agricole SA	741	13,376
Societe Generale SA Series A	662	41,984
		146,761
Capital Markets - 0.0%
Amundi SA (b)(c)	78	5,781
Insurance - 0.8%
AXA SA	4,994	216,682
TOTAL FINANCIALS		369,224

Health Care - 0.9%
Health Care Equipment & Supplies - 0.9%
EssilorLuxottica SA	678	247,969
Industrials - 2.8%
Aerospace & Defense - 1.5%
Airbus SE	1,152	284,051
Thales SA	479	136,588
		420,639
Building Products - 0.2%
Cie de Saint-Gobain SA	466	45,231
Electrical Equipment - 0.6%
Legrand SA	1,060	183,049
Ground Transportation - 0.0%
Stef SA	96	13,389
Machinery - 0.0%
Alstom SA (a)	707	17,680
Trading Companies & Distributors - 0.3%
Rexel SA	2,053	70,992
Thermador Groupe	146	12,857
		83,849
Transportation Infrastructure - 0.2%
Getlink SE Series A	2,513	45,853
TOTAL INDUSTRIALS		809,690

Information Technology - 0.3%
IT Services - 0.1%
Alten SA	541	44,555
Software - 0.2%
Dassault Systemes SE	1,590	45,248
TOTAL INFORMATION TECHNOLOGY		89,803

Materials - 0.4%
Chemicals - 0.4%
Air Liquide SA	593	114,769
Real Estate - 0.3%
Diversified REITs - 0.1%
Covivio SA/France	640	41,016
Industrial REITs - 0.0%
ARGAN SA	23	1,788
Retail REITs - 0.2%
Unibail-Rodamco-Westfield unit	399	41,226
TOTAL REAL ESTATE		84,030

TOTAL FRANCE		2,456,236
GERMANY - 7.9%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Deutsche Telekom AG	1,628	50,428
Interactive Media & Services - 0.0%
Scout24 SE (b)(c)	42	4,850
TOTAL COMMUNICATION SERVICES		55,278

Consumer Discretionary - 0.3%
Automobiles - 0.2%
Bayerische Motoren Werke AG	459	42,707
Mercedes-Benz Group AG	5	324
		43,031
Specialty Retail - 0.1%
Auto1 Group SE (a)	281	9,859
Fielmann Group AG	204	11,134
		20,993
Textiles, Apparel & Luxury Goods - 0.0%
adidas AG	88	16,639
TOTAL CONSUMER DISCRETIONARY		80,663

Consumer Staples - 0.4%
Household Products - 0.3%
Henkel AG & Co KGaA	1,307	97,547
Personal Care Products - 0.1%
Beiersdorf AG	194	20,566
TOTAL CONSUMER STAPLES		118,113

Financials - 2.5%
Banks - 0.2%
Commerzbank AG	1,310	47,579
Capital Markets - 1.0%
Deutsche Boerse AG	1,115	282,363
Insurance - 1.3%
Allianz SE	447	179,624
Hannover Rueck SE	194	55,322
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	229	141,681
		376,627
TOTAL FINANCIALS		706,569

Health Care - 0.3%
Health Care Providers & Services - 0.1%
Fresenius SE & Co KGaA	275	15,855
Pharmaceuticals - 0.2%
Merck KGaA	444	58,161
TOTAL HEALTH CARE		74,016

Industrials - 1.7%
Aerospace & Defense - 0.7%
Hensoldt AG	167	17,748
Rheinmetall AG	96	188,278
		206,026
Air Freight & Logistics - 0.0%
Deutsche Post AG	348	15,989
Industrial Conglomerates - 0.8%
Siemens AG	766	217,083
Machinery - 0.2%
Gea Group Ag	696	49,739
Norma Group SE	440	7,131
		56,870
TOTAL INDUSTRIALS		495,968

Information Technology - 2.2%
IT Services - 0.0%
Bechtle AG	131	5,533
Semiconductors & Semiconductor Equipment - 0.2%
Infineon Technologies AG	1,091	43,305
Software - 2.0%
Nemetschek SE	1	115
SAP SE	2,193	570,339
		570,454
TOTAL INFORMATION TECHNOLOGY		619,292

Materials - 0.4%
Chemicals - 0.1%
BASF SE	38	1,875
Covestro AG	153	10,687
Evonik Industries AG	632	10,585
		23,147
Construction Materials - 0.3%
Heidelberg Materials AG	407	95,484
TOTAL MATERIALS		118,631

TOTAL GERMANY		2,268,530
HONG KONG - 0.7%
Financials - 0.4%
Capital Markets - 0.1%
Hong Kong Exchanges & Clearing Ltd	317	17,281
Insurance - 0.3%
Prudential PLC	6,060	84,283
TOTAL FINANCIALS		101,564

Industrials - 0.3%
Ground Transportation - 0.3%
MTR Corp Ltd	26,350	96,644
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Sino Land Co Ltd	10,000	12,418
TOTAL HONG KONG		210,626
INDIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Reliance Industries Ltd GDR (b)	507	33,614
INDONESIA - 0.1%
Financials - 0.1%
Banks - 0.1%
Bank Central Asia Tbk PT	31,729	16,245
IRELAND - 0.3%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Cairn Homes PLC	3,030	6,750
Financials - 0.1%
Banks - 0.1%
AIB Group PLC	3,195	29,407
Industrials - 0.2%
Building Products - 0.2%
Kingspan Group PLC	623	46,605
TOTAL IRELAND		82,762
ISRAEL - 0.4%
Financials - 0.1%
Banks - 0.1%
Mizrahi Tefahot Bank Ltd	234	15,239
Industrials - 0.0%
Aerospace & Defense - 0.0%
Elbit Systems Ltd	27	12,926
Information Technology - 0.3%
Communications Equipment - 0.0%
Ituran Location and Control Ltd	323	12,439
IT Services - 0.1%
Wix.com Ltd (a)	186	27,070
Software - 0.2%
Check Point Software Technologies Ltd (a)	74	14,480
Nice Ltd (a)	175	23,717
		38,197
TOTAL INFORMATION TECHNOLOGY		77,706

TOTAL ISRAEL		105,871
ITALY - 2.7%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Moncler SpA	354	21,218
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Eni SpA	5,062	93,341
Financials - 1.7%
Banks - 1.4%
BPER Banca SPA	969	11,566
FinecoBank Banca Fineco SpA	2,189	49,984
Intesa Sanpaolo SpA	9,670	62,326
Mediobanca Banca di Credito Finanziario SpA	902	17,191
UniCredit SpA	3,470	256,942
		398,009
Financial Services - 0.0%
Banca Mediolanum SpA	367	7,365
Insurance - 0.3%
Generali	2,035	78,227
TOTAL FINANCIALS		483,601

Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	324	19,233
Industrials - 0.5%
Aerospace & Defense - 0.2%
Leonardo SpA	836	49,186
Electrical Equipment - 0.1%
Prysmian SpA	439	45,450
Machinery - 0.2%
Interpump Group SpA	997	51,369
TOTAL INDUSTRIALS		146,005

TOTAL ITALY		763,398
JAPAN - 16.8%
Communication Services - 1.7%
Entertainment - 1.1%
Capcom Co Ltd	966	25,225
Konami Group Corp	12	2,004
Nintendo Co Ltd	3,446	293,910
		321,139
Interactive Media & Services - 0.0%
LY Corp	4,388	12,893
Wireless Telecommunication Services - 0.6%
KDDI Corp	3,085	49,176
SoftBank Group Corp	665	116,687
		165,863
TOTAL COMMUNICATION SERVICES		499,895

Consumer Discretionary - 1.2%
Automobiles - 0.2%
Isuzu Motors Ltd	1,275	15,678
Yamaha Motor Co Ltd	7,079	51,217
		66,895
Broadline Retail - 0.1%
Rakuten Group Inc (a)	2,207	14,457
Household Durables - 0.7%
Sekisui House Ltd	1,537	33,022
Sony Group Corp	4,866	135,517
Sumitomo Forestry Co Ltd	2,077	21,665
		190,204
Specialty Retail - 0.2%
Sanrio Co Ltd	300	13,932
USS Co Ltd	3,161	34,910
ZOZO Inc	1,695	14,667
		63,509
Textiles, Apparel & Luxury Goods - 0.0%
Asics Corp	245	6,268
TOTAL CONSUMER DISCRETIONARY		341,333

Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.0%
YAKUODO Holdings Co Ltd	200	2,640
Food Products - 0.6%
Ajinomoto Co Inc	5,494	155,897
TOTAL CONSUMER STAPLES		158,537

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
ENEOS Holdings Inc	6,545	41,314
San-Ai Obbli Co Ltd	1,262	16,722
		58,036
Financials - 2.9%
Banks - 1.7%
Mitsubishi UFJ Financial Group Inc	11,400	172,200
Mizuho Financial Group Inc	1,100	36,845
Resona Holdings Inc	800	7,753
Sumitomo Mitsui Financial Group Inc	8,235	222,953
Sumitomo Mitsui Trust Group Inc	224	6,153
Yokohama Financial Group Inc	4,048	29,445
		475,349
Capital Markets - 0.3%
Daiwa Securities Group Inc	7,614	58,769
Nomura Holdings Inc	2,508	17,897
		76,666
Financial Services - 0.1%
ORIX Corp	1,970	48,190
Sony Financial Group Inc (a)	4,266	4,302
		52,492
Insurance - 0.8%
Tokio Marine Holdings Inc	6,194	230,994
TOTAL FINANCIALS		835,501

Health Care - 1.0%
Health Care Equipment & Supplies - 0.9%
Hoya Corp	1,608	261,740
Sysmex Corp	602	6,710
		268,450
Health Care Technology - 0.0%
Software Service Inc	112	9,957
Pharmaceuticals - 0.1%
Chugai Pharmaceutical Co Ltd	112	5,126
Daiichi Sankyo Co Ltd	297	7,095
Eisai Co Ltd	300	8,910
		21,131
TOTAL HEALTH CARE		299,538

Industrials - 5.4%
Air Freight & Logistics - 0.0%
SG Holdings Co Ltd	1,228	11,287
Commercial Services & Supplies - 0.0%
CTS Co Ltd	925	5,336
Pronexus Inc	910	6,460
		11,796
Electrical Equipment - 0.1%
Mitsubishi Electric Corp	668	18,712
Ground Transportation - 0.2%
Hankyu Hanshin Holdings Inc	1,636	43,907
Tokyu Corp	2,156	24,007
		67,914
Industrial Conglomerates - 1.6%
Hitachi Ltd	12,430	428,932
Machinery - 2.0%
Ebara Corp	1,627	43,613
FANUC Corp	1,551	51,759
IHI Corp	577	12,037
Komatsu Ltd	1,337	44,724
Mitsubishi Heavy Industries Ltd	12,675	382,654
		534,787
Marine Transportation - 0.0%
Nippon Yusen KK	109	3,771
Professional Services - 0.8%
BayCurrent Inc	1,025	46,990
Recruit Holdings Co Ltd	3,826	189,724
		236,714
Trading Companies & Distributors - 0.7%
ITOCHU Corp	2,714	157,282
Marubeni Corp	1,626	40,093
		197,375
TOTAL INDUSTRIALS		1,511,288

Information Technology - 3.4%
Electronic Equipment, Instruments & Components - 0.9%
Azbil Corp	11,400	112,624
Ibiden Co Ltd	600	56,901
Keyence Corp	125	46,533
Yokogawa Electric Corp	1,206	36,178
		252,236
IT Services - 0.8%
Fujitsu Ltd	4,120	107,369
NEC Corp	843	30,731
Nomura Research Institute Ltd	606	23,400
Softcreate Holdings Corp	225	3,114
TIS Inc	1,473	50,801
		215,415
Semiconductors & Semiconductor Equipment - 1.3%
Advantest Corp	1,900	284,518
Renesas Electronics Corp	3,232	39,914
Tokyo Electron Ltd	224	49,385
		373,817
Software - 0.0%
Broadleaf Co Ltd	1,889	9,095
m-up Holdings Inc	600	7,522
Miroku Jyoho Service Co Ltd	344	3,937
WingArc1st Inc	300	6,541
		27,095
Technology Hardware, Storage & Peripherals - 0.4%
FUJIFILM Holdings Corp	4,584	106,242
TOTAL INFORMATION TECHNOLOGY		974,805

Materials - 0.4%
Chemicals - 0.3%
Mitsubishi Chemical Group Corp	2,171	11,356
Nitto Denko Corp	114	2,851
Shin-Etsu Chemical Co Ltd	918	27,594
Toray Industries Inc	2,909	17,859
		59,660
Metals & Mining - 0.1%
Sumitomo Metal Mining Co Ltd	1,262	41,283
TOTAL MATERIALS		100,943

Utilities - 0.0%
Gas Utilities - 0.0%
Tokyo Gas Co Ltd	225	7,887
TOTAL JAPAN		4,787,763
LUXEMBOURG - 0.1%
Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SE	216	15,222
NETHERLANDS - 3.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV	14,516	67,172
Consumer Staples - 0.1%
Food Products - 0.1%
JDE Peet's NV	559	20,348
Financials - 0.1%
Capital Markets - 0.1%
Van Lanschot Kempen NV depository receipt	314	18,350
Health Care - 0.0%
Biotechnology - 0.0%
Argenx SE (a)	10	8,185
Industrials - 0.2%
Construction & Engineering - 0.0%
Koninklijke Heijmans N.V depository receipt	165	11,696
Professional Services - 0.2%
Wolters Kluwer NV	262	32,087
TOTAL INDUSTRIALS		43,783

Information Technology - 2.6%
Semiconductors & Semiconductor Equipment - 2.6%
ASM International NV	64	41,458
ASML Holding NV	579	612,726
BE Semiconductor Industries NV	540	91,871
		746,055
Software - 0.0%
Topicus.com Inc (a)	92	9,052
TOTAL INFORMATION TECHNOLOGY		755,107

Materials - 0.0%
Chemicals - 0.0%
Akzo Nobel NV	195	12,911
TOTAL NETHERLANDS		925,856
NEW ZEALAND - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Meridian Energy Ltd	6,145	20,818
NORWAY - 0.7%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telenor ASA	527	7,835
Consumer Staples - 0.3%
Food Products - 0.3%
Mowi ASA	1,596	35,074
Orkla ASA	3,551	36,003
		71,077
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Aker BP ASA	878	22,788
Equinor ASA	190	4,551
		27,339
Financials - 0.2%
Banks - 0.1%
DNB Bank ASA	1,102	28,101
Insurance - 0.1%
Gjensidige Forsikring ASA	859	23,118
TOTAL FINANCIALS		51,219

Industrials - 0.1%
Aerospace & Defense - 0.1%
Kongsberg Gruppen ASA	1,585	40,536
Materials - 0.0%
Metals & Mining - 0.0%
Norsk Hydro ASA	1,212	8,201
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Selvaag Bolig ASA	1,189	3,868
TOTAL NORWAY		210,075
PORTUGAL - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Galp Energia SGPS SA	3,356	67,289
SINGAPORE - 1.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Singapore Telecommunications Ltd	1,464	4,778
Financials - 0.3%
Banks - 0.2%
United Overseas Bank Ltd	2,453	65,339
Capital Markets - 0.1%
Singapore Exchange Ltd	1,500	19,511
TOTAL FINANCIALS		84,850

Industrials - 0.5%
Aerospace & Defense - 0.1%
Singapore Technologies Engineering Ltd	3,822	24,930
Industrial Conglomerates - 0.4%
Keppel Ltd	14,186	111,060
Passenger Airlines - 0.0%
Singapore Airlines Ltd	2,650	13,498
TOTAL INDUSTRIALS		149,488

Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
STMicroelectronics NV	880	21,646
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
CapitaLand Investment Ltd/Singapore	13,761	27,911
TOTAL SINGAPORE		288,673
SPAIN - 3.4%
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Amadeus IT Group SA Class A	1,002	76,597
Specialty Retail - 0.0%
Industria de Diseno Textil SA	91	5,024
TOTAL CONSUMER DISCRETIONARY		81,621

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Repsol SA	1,778	32,625
Financials - 2.2%
Banks - 2.2%
Banco Bilbao Vizcaya Argentaria SA	765	15,412
Banco de Sabadell SA	1,820	6,803
Banco Santander SA	43,451	442,040
Bankinter SA	2,536	38,205
CaixaBank SA	12,616	133,348
		635,808
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Clinica Baviera SA	104	5,047
Industrials - 0.1%
Construction & Engineering - 0.1%
ACS Actividades de Construccion y Servicios SA	159	13,049
Machinery - 0.0%
Fluidra SA	255	7,383
TOTAL INDUSTRIALS		20,432

Utilities - 0.7%
Electric Utilities - 0.7%
Acciona SA	56	12,393
Endesa SA	412	14,764
Iberdrola SA	8,768	177,695
		204,852
TOTAL SPAIN		980,385
SWEDEN - 3.2%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telia Co AB	9,972	39,131
Wireless Telecommunication Services - 0.0%
Tele2 AB B Shares	209	3,310
TOTAL COMMUNICATION SERVICES		42,441

Consumer Discretionary - 0.1%
Automobile Components - 0.0%
Autoliv Inc	69	8,059
Hotels, Restaurants & Leisure - 0.1%
Betsson AB B Shares	334	5,228
Evolution AB (b)	228	15,244
		20,472
TOTAL CONSUMER DISCRETIONARY		28,531

Financials - 0.3%
Banks - 0.0%
Svenska Handelsbanken AB A Shares	707	9,226
Capital Markets - 0.2%
EQT AB	1,062	36,845
Financial Services - 0.1%
Investor AB B Shares	792	26,139
TOTAL FINANCIALS		72,210

Health Care - 0.0%
Life Sciences Tools & Services - 0.0%
AddLife AB B Shares	239	5,167
Industrials - 1.9%
Aerospace & Defense - 0.1%
INVISIO AB	772	24,581
Building Products - 0.4%
Assa Abloy AB B Shares	2,753	103,746
Machinery - 1.1%
Atlas Copco AB A Shares	8,949	149,950
Epiroc AB A Shares	3,682	77,979
Epiroc AB B Shares	393	7,363
Indutrade AB	1,112	29,731
Sandvik AB	1,710	51,929
		316,952
Trading Companies & Distributors - 0.3%
AddTech AB B Shares	2,058	69,754
Bergman & Beving AB B Shares	720	25,502
		95,256
TOTAL INDUSTRIALS		540,535

Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Lagercrantz Group AB B Shares	3,167	77,806
Materials - 0.5%
Metals & Mining - 0.4%
Boliden AB (a)	2,481	112,034
Paper & Forest Products - 0.1%
Svenska Cellulosa AB SCA B Shares	2,621	34,969
TOTAL MATERIALS		147,003

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
John Mattson Fastighetsforetagen AB (a)	770	5,398
TOTAL SWEDEN		919,091
SWITZERLAND - 3.9%
Consumer Discretionary - 0.1%
Specialty Retail - 0.0%
Avolta AG	97	5,112
Textiles, Apparel & Luxury Goods - 0.1%
Cie Financiere Richemont SA Series A	53	10,484
TOTAL CONSUMER DISCRETIONARY		15,596

Financials - 1.8%
Banks - 0.0%
Banque Cantonale Vaudoise	118	13,680
Capital Markets - 0.1%
Partners Group Holding AG	29	35,402
Insurance - 1.7%
Helvetia Holding AG	138	33,851
Swiss Life Holding AG	69	74,800
Zurich Insurance Group AG	524	364,427
		473,078
TOTAL FINANCIALS		522,160

Health Care - 0.4%
Health Care Equipment & Supplies - 0.1%
Sonova Holding AG	131	35,584
Straumann Holding AG	114	14,330
		49,914
Life Sciences Tools & Services - 0.3%
Lonza Group AG	90	61,980
Tecan Group AG	60	10,938
		72,918
TOTAL HEALTH CARE		122,832

Industrials - 1.0%
Building Products - 0.1%
Belimo Holding AG	29	31,207
Geberit AG	9	6,565
		37,772
Electrical Equipment - 0.6%
ABB Ltd	1,988	147,803
Machinery - 0.3%
Schindler Holding AG	81	28,787
Schindler Holding AG	21	7,084
VAT Group AG (b)(c)	95	41,353
		77,224
Professional Services - 0.0%
SGS SA	126	14,188
TOTAL INDUSTRIALS		276,987

Information Technology - 0.2%
Technology Hardware, Storage & Peripherals - 0.2%
Logitech International SA	428	51,419
Materials - 0.2%
Chemicals - 0.2%
Givaudan SA	8	32,786
Sika AG	67	13,131
		45,917
Containers & Packaging - 0.0%
SIG Group AG	1,917	21,379
TOTAL MATERIALS		67,296

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Swiss Prime Site AG	472	67,039
TOTAL SWITZERLAND		1,123,329
TAIWAN - 1.4%
Information Technology - 1.4%
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co Ltd	8,446	407,955
UNITED KINGDOM - 13.5%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.1%
Zegona Communications plc (a)	1,373	22,186
Interactive Media & Services - 0.2%
Auto Trader Group PLC (b)(c)	2,477	25,412
Rightmove PLC	3,517	30,863
		56,275
Media - 0.3%
Informa PLC	7,593	96,537
TOTAL COMMUNICATION SERVICES		174,998

Consumer Discretionary - 2.5%
Diversified Consumer Services - 0.1%
Pearson PLC	1,954	27,196
Hotels, Restaurants & Leisure - 2.0%
Compass Group PLC	10,020	331,661
InterContinental Hotels Group PLC	699	84,318
InterContinental Hotels Group PLC ADR	1,089	132,270
On the Beach Group PLC (b)(c)	2,352	6,566
Whitbread PLC	178	6,774
		561,589
Household Durables - 0.2%
Barratt Redrow PLC	11,373	56,222
Leisure Products - 0.2%
Games Workshop Group PLC	288	60,270
Specialty Retail - 0.0%
JD Sports Fashion PLC	2,160	2,644
Kingfisher PLC	5,377	21,807
		24,451
TOTAL CONSUMER DISCRETIONARY		729,728

Consumer Staples - 0.6%
Beverages - 0.1%
Diageo PLC	1,648	37,907
Consumer Staples Distribution & Retail - 0.4%
J Sainsbury PLC	8,846	39,697
Marks & Spencer Group PLC	1,843	9,631
Tesco PLC	11,069	66,799
		116,127
Food Products - 0.0%
Premier Foods PLC	1,215	2,911
Personal Care Products - 0.1%
Unilever PLC	321	19,261
TOTAL CONSUMER STAPLES		176,206

Energy - 0.0%
Energy Equipment & Services - 0.0%
Subsea 7 SA	495	9,041
Financials - 4.3%
Banks - 2.1%
HSBC Holdings PLC	11,182	156,542
Lloyds Banking Group PLC	142,071	166,577
NatWest Group PLC	20,230	155,741
Standard Chartered PLC	5,880	120,700
		599,560
Capital Markets - 1.6%
3i Group PLC	4,398	254,515
London Stock Exchange Group PLC	1,325	165,130
Schroders PLC	5,649	28,156
St James's Place PLC	620	10,568
		458,369
Insurance - 0.6%
Admiral Group PLC	499	21,474
Aviva PLC	6,858	60,237
Beazley PLC	2,813	34,386
Legal & General Group PLC	13,289	41,515
Phoenix Group Holdings PLC	2,825	25,014
		182,626
TOTAL FINANCIALS		1,240,555

Health Care - 0.0%
Pharmaceuticals - 0.0%
Astrazeneca PLC	71	11,711
Industrials - 4.7%
Aerospace & Defense - 1.9%
Avon Technologies PLC	1,361	34,221
BAE Systems PLC	19,778	487,201
Melrose Industries PLC	795	6,534
		527,956
Industrial Conglomerates - 0.6%
DCC PLC	912	60,025
Smiths Group PLC	3,433	113,560
		173,585
Machinery - 0.2%
Bodycote PLC	2,479	20,094
IMI PLC	437	13,709
Rotork PLC	3,887	17,474
		51,277
Marine Transportation - 0.0%
Clarkson PLC	206	9,810
Professional Services - 1.4%
Intertek Group PLC	1,136	75,588
RELX PLC	6,818	301,331
		376,919
Trading Companies & Distributors - 0.6%
Ashtead Group PLC	237	15,798
Diploma PLC	1,287	94,850
Howden Joinery Group PLC	5,422	61,506
RS GROUP PLC	565	4,130
		176,284
TOTAL INDUSTRIALS		1,315,831

Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.2%
Halma PLC	1,523	70,947
Software - 0.3%
Pinewood Technologies Group PLC (a)	1,396	6,758
Sage Group PLC/The	4,995	75,430
		82,188
TOTAL INFORMATION TECHNOLOGY		153,135

Materials - 0.1%
Chemicals - 0.0%
Synthomer PLC (a)	1,919	1,354
Metals & Mining - 0.1%
Hill & Smith PLC	551	15,599
TOTAL MATERIALS		16,953

Real Estate - 0.1%
Diversified REITs - 0.0%
Land Securities Group PLC	1,017	8,303
Industrial REITs - 0.1%
Segro PLC	1,882	17,243
Real Estate Management & Development - 0.0%
Savills PLC	387	5,125
TOTAL REAL ESTATE		30,671

Utilities - 0.1%
Electric Utilities - 0.1%
SSE PLC	467	11,765
Multi-Utilities - 0.0%
National Grid PLC	446	6,687
TOTAL UTILITIES		18,452

TOTAL UNITED KINGDOM		3,877,281
UNITED STATES - 10.1%
Communication Services - 0.1%
Entertainment - 0.1%
Spotify Technology SA (a)	53	34,732
Consumer Discretionary - 0.1%
Leisure Products - 0.1%
BRP Inc Subordinate Voting Shares	316	19,822
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
BP PLC	3,039	17,805
Shell PLC	648	24,293
Shell PLC ADR	877	65,705
		107,803
Financials - 2.0%
Capital Markets - 0.5%
Moody's Corp	151	72,525
S&P Global Inc	139	67,722
		140,247
Financial Services - 1.1%
Mastercard Inc Class A	201	110,950
Visa Inc Class A	575	195,926
		306,876
Insurance - 0.4%
Marsh & McLennan Cos Inc	480	85,512
Swiss Re AG	259	47,182
		132,694
TOTAL FINANCIALS		579,817

Health Care - 1.3%
Health Care Equipment & Supplies - 0.3%
Alcon AG	1,016	75,498
Life Sciences Tools & Services - 0.0%
QIAGEN NV (Germany)	516	24,243
Pharmaceuticals - 1.0%
GSK PLC	4,437	103,885
Novartis AG	1,004	124,257
Roche Holding AG	172	58,092
		286,234
TOTAL HEALTH CARE		385,975

Industrials - 2.9%
Commercial Services & Supplies - 0.2%
GFL Environmental Inc Subordinate Voting Shares	621	27,150
Waste Connections Inc	238	39,915
		67,065
Electrical Equipment - 2.2%
GE Vernova Inc	236	138,093
Schneider Electric SE	1,659	472,699
		610,792
Marine Transportation - 0.0%
AP Moller - Maersk A/S Series A	4	8,248
Professional Services - 0.5%
Experian PLC	2,971	138,583
Trading Companies & Distributors - 0.0%
Ferguson Enterprises Inc (United Kingdom)	24	5,908
TOTAL INDUSTRIALS		830,596

Information Technology - 0.1%
Software - 0.1%
CyberArk Software Ltd (a)	53	27,601
Materials - 3.2%
Chemicals - 1.1%
Linde PLC	706	295,320
Sherwin-Williams Co/The	99	34,149
		329,469
Construction Materials - 2.1%
CRH PLC	4,764	567,393
James Hardie Industries PLC depository receipt (a)	165	3,477
		570,870
TOTAL MATERIALS		900,339

TOTAL UNITED STATES		2,886,685
TOTAL COMMON STOCKS (Cost $23,264,911)		28,227,230

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Bayerische Motoren Werke AG (Cost $22,142)	240	20,761

Money Market Funds - 3.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $1,089,069)	4.18	1,088,851	1,089,069

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $24,376,122)	29,337,060
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(675,760)
NET ASSETS - 100.0%	28,661,300

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $142,561 or 0.5% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $93,703 or 0.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	690,934	11,585,137	11,186,993	35,550	(9)	-	1,089,069	1,088,851	0.0%
Total	690,934	11,585,137	11,186,993	35,550	(9)	-	1,089,069

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,143,383	276,275	867,108	-
Consumer Discretionary	1,933,173	1,132,213	800,960	-
Consumer Staples	1,102,507	658,454	444,053	-
Energy	1,156,812	719,442	437,370	-
Financials	8,143,399	4,479,642	3,663,757	-
Health Care	1,378,123	939,060	439,063	-
Industrials	6,943,662	3,504,752	3,438,910	-
Information Technology	3,728,058	2,015,308	1,712,750	-
Materials	2,195,922	1,901,786	294,136	-
Real Estate	231,335	231,335	-	-
Utilities	270,856	74,709	196,147	-

Non-Convertible Preferred Stocks
Consumer Discretionary	20,761	20,761	-	-

Money Market Funds	1,089,069	1,089,069	-	-
Total Investments in Securities:	29,337,060	17,042,806	12,294,254	-
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $23,287,053)	$28,247,991
Fidelity Central Funds (cost $1,089,069)	1,089,069

Total Investment in Securities (cost $24,376,122)		$29,337,060
Segregated cash with brokers for derivative instruments		25,616
Cash		47,502
Foreign currency held at value (cost $2,597)		2,594
Receivable for fund shares sold		99,987
Dividends receivable		51,912
Reclaims receivable		18,535
Distributions receivable from Fidelity Central Funds		2,993
Receivable from investment adviser for expense reductions		970
Total assets		29,587,169
Liabilities
Payable for fund shares redeemed	$916,051
Payable for daily variation margin on futures contracts	2,286
Other payables and accrued expenses	7,532
Total liabilities		925,869
Net Assets		$28,661,300
Net Assets consist of:
Paid in capital		$23,323,777
Total accumulated earnings (loss)		5,337,523
Net Assets		$28,661,300
Net Asset Value, offering price and redemption price per share ($28,661,300 ÷ 2,060,966 shares)		$13.91
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$520,433
Interest		1,525
Income from Fidelity Central Funds		35,550
Income before foreign taxes withheld		$557,508
Less foreign taxes withheld		(49,126)
Total income		508,382
Expenses
Custodian fees and expenses	$21,985
Independent trustees' fees and expenses	76
Total expenses before reductions	22,061
Expense reductions	(19,361)
Total expenses after reductions		2,700
Net Investment income (loss)		505,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(93,777)
Fidelity Central Funds	(9)
Foreign currency transactions	(4,361)
Futures contracts	128,753
Total net realized gain (loss)		30,606
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	3,914,136
Assets and liabilities in foreign currencies	601
Futures contracts	(446)
Total change in net unrealized appreciation (depreciation)		3,914,291
Net gain (loss)		3,944,897
Net increase (decrease) in net assets resulting from operations		$4,450,579
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$505,682	$264,012
Net realized gain (loss)	30,606	10,617
Change in net unrealized appreciation (depreciation)	3,914,291	1,573,454
Net increase (decrease) in net assets resulting from operations	4,450,579	1,848,083
Distributions to shareholders	(330,622)	(94,899)

Share transactions
Proceeds from sales of shares	13,280,048	8,041,254
Reinvestment of distributions	330,622	94,899
Cost of shares redeemed	(4,800,901)	(1,002,165)

Net increase (decrease) in net assets resulting from share transactions	8,809,769	7,133,988
Total increase (decrease) in net assets	12,929,726	8,887,172

Net Assets
Beginning of period	15,731,574	6,844,402
End of period	$28,661,300	$15,731,574

Other Information
Shares
Sold	1,052,663	707,142
Issued in reinvestment of distributions	28,650	9,304
Redeemed	(379,943)	(89,743)
Net increase (decrease)	701,370	626,703

Financial Highlights
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Years ended October 31,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.57	$9.34	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.30	.26	.11
Net realized and unrealized gain (loss)	2.28	2.10	(.77)
Total from investment operations	2.58	2.36	(.66)
Distributions from net investment income	(.24)	(.13)	-
Total distributions	(.24)	(.13)	-
Net asset value, end of period	$13.91	$11.57	$9.34
Total Return D,E	22.75%	25.41%	(6.60)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.10%	.17%	.29% H
Expenses net of fee waivers, if any	.01%	.01%	.01% H
Expenses net of all reductions, if any	.01%	.01%	.01% H
Net investment income (loss)	2.34%	2.32%	2.35% H
Supplemental Data
Net assets, end of period (000 omitted)	$28,661	$15,732	$6,844
Portfolio turnover rate I	39%	33%	8% J

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JAmount not annualized.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable as applicable. Fidelity Series Sustainable Non-U.S. Developed Markets Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, future transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Series Sustainable Emerging Markets Fund	12,497,076	4,013,371	(256,073)	3,757,298
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	24,609,171	5,489,272	(761,383)	4,727,889

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Series Sustainable Emerging Markets Fund	241,090	(3,128)	3,757,367
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	610,256	-	4,727,267

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Total capital loss carryforward ($)
Fidelity Series Sustainable Emerging Markets Fund	(3,128)	(3,128)

The tax character of distributions paid was as follows:

October 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity Series Sustainable Emerging Markets Fund	206,982	206,982
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	330,622	330,622

October 31, 2024
	Ordinary Income ($)	Total ($)
Fidelity Series Sustainable Emerging Markets Fund	97,501	97,501
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	94,899	94,899

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Sustainable Emerging Markets Fund	13,235,286	9,847,293
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	17,691,669	8,001,496

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Sustainable Emerging Markets Fund	17
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below. During the period, there were no interfund trades.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Sustainable Emerging Markets Fund	517,624	536,803	(1,196)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1,302,674	784,461	(60,776)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
8. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2029. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Fidelity Series Sustainable Emerging Markets Fund	.013%	28,321
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	.013%	19,177

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.
Custodian credits ($)
Fidelity Series Sustainable Emerging Markets Fund	402
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	184

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended and for the period from May 11, 2023 (commencement of operations) through October 31, 2023, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 11, 2023 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2025, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$12,732

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Sustainable Emerging Markets Fund	1.22%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1.65%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series Sustainable Emerging Markets Fund
December 2024	0%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
December 2024	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Sustainable Emerging Markets Fund
December 2024	51.23%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
December 2024	77.84%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Series Sustainable Emerging Markets Fund
December 2024	0.04%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
December 2024	0%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series Sustainable Emerging Markets Fund	$14,297
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$24,927

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Series Sustainable Emerging Markets Fund	12/16/2024	$0.2459	$0.0220
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	12/16/2024	$0.2384	$0.0188

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Sustainable Emerging Markets Fund
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance and noted that the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2028.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.9908948.102
SMKC-ANN-1225
Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Opportunities Fund
Fidelity® Series International Growth Fund
Fidelity® Series International Small Cap Fund
Fidelity® Series International Value Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Emerging Markets Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
BRAZIL - 5.3%
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Petroleo Brasileiro SA - Petrobras ADR	1,397,937	16,271,987
PRIO SA/Brazil (a)	7,751,324	51,911,301
		68,183,288
Financials - 2.2%
Banks - 1.1%
Itau Unibanco Holding SA	5,147,093	37,732,944
NU Holdings Ltd/Cayman Islands Class A (a)	2,033,893	32,766,016
		70,498,960
Capital Markets - 0.7%
Banco BTG Pactual SA unit	4,785,492	43,425,630
Financial Services - 0.4%
StoneCo Ltd Class A (a)	1,545,804	29,385,734
TOTAL FINANCIALS		143,310,324

Health Care - 0.2%
Health Care Providers & Services - 0.2%
Hapvida Participacoes e Investimentos S/A (a)(b)(c)	1,864,701	10,841,708
Industrials - 0.4%
Ground Transportation - 0.4%
Localiza Rent a Car SA	3,256,440	23,872,711
Materials - 1.0%
Metals & Mining - 1.0%
Gerdau SA ADR	8,489,985	29,630,048
Vale SA ADR	3,179,947	38,445,559
		68,075,607
Utilities - 0.5%
Electric Utilities - 0.5%
Centrais Eletricas Brasileiras SA	3,206,660	33,211,293
TOTAL BRAZIL		347,494,931
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	511,700	18,754,946
CHINA - 27.3%
Communication Services - 7.2%
Entertainment - 0.8%
NetEase Cloud Music Inc (a)(b)(c)	349,019	10,815,679
Netease Inc ADR	154,227	21,607,203
Tencent Music Entertainment Group Class A ADR	790,526	17,644,540
		50,067,422
Interactive Media & Services - 6.4%
Kuaishou Technology B Shares (b)(c)	3,170,594	29,520,752
Tencent Holdings Ltd	4,854,577	394,326,428
		423,847,180
TOTAL COMMUNICATION SERVICES		473,914,602

Consumer Discretionary - 8.4%
Automobile Components - 0.7%
Hesai Group ADR (a)	903,110	21,430,800
Minth Group Ltd	2,433,582	10,785,924
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	2,476,000	15,177,998
		47,394,722
Automobiles - 0.7%
BYD Co Ltd H Shares	3,328,730	43,094,792
Broadline Retail - 5.7%
Alibaba Group Holding Ltd	10,804,540	229,907,097
Alibaba Group Holding Ltd ADR	179,800	30,643,314
JD.com Inc ADR	767,598	25,361,438
PDD Holdings Inc Class A ADR (a)	677,609	91,389,126
		377,300,975
Hotels, Restaurants & Leisure - 1.1%
H World Group Ltd ADR	609,539	23,528,205
Luckin Coffee Inc ADR (a)	17,500	701,750
Meituan B Shares (a)(b)(c)	670,425	8,824,640
Trip.com Group Ltd ADR	556,555	39,320,611
		72,375,206
Textiles, Apparel & Luxury Goods - 0.2%
Laopu Gold Co Ltd H Shares (d)	120,000	10,570,680
TOTAL CONSUMER DISCRETIONARY		550,736,375

Consumer Staples - 0.6%
Beverages - 0.6%
Eastroc Beverage Group Co Ltd A Shares (China)	419,598	16,507,072
Kweichow Moutai Co Ltd A Shares (China)	118,625	23,833,835
		40,340,907
Financials - 4.5%
Banks - 2.0%
China Construction Bank Corp H Shares	88,612,869	87,730,436
China Merchants Bank Co Ltd H Shares	2,076,500	12,997,916
Industrial & Commercial Bank of China Ltd H Shares	37,689,137	29,198,526
		129,926,878
Insurance - 2.5%
China Life Insurance Co Ltd H Shares	11,084,335	34,976,661
China Pacific Insurance Group Co Ltd H Shares	2,939,177	11,914,739
PICC Property & Casualty Co Ltd H Shares	15,927,449	37,632,853
Ping An Insurance Group Co of China Ltd H Shares	11,245,319	81,239,913
		165,764,166
TOTAL FINANCIALS		295,691,044

Health Care - 1.7%
Biotechnology - 0.2%
Innovent Biologics Inc (a)(b)(c)	1,002,500	11,224,109
Zai Lab Ltd ADR (a)	68,238	1,783,059
		13,007,168
Health Care Equipment & Supplies - 0.0%
Shanghai Conant Optical Co Ltd H Shares (d)	447,584	2,593,154
Life Sciences Tools & Services - 0.8%
Wuxi Apptec Co Ltd H Shares (b)(c)	3,590,892	50,185,749
Pharmaceuticals - 0.7%
Hansoh Pharmaceutical Group Co Ltd (b)(c)	10,549,338	48,385,044
TOTAL HEALTH CARE		114,171,115

Industrials - 1.9%
Electrical Equipment - 0.8%
Contemporary Amperex Technology Co Ltd A Shares (China)	905,886	49,481,735
Ground Transportation - 0.1%
Full Truck Alliance Co Ltd ADR	937,572	12,188,436
Machinery - 1.0%
Huaming Power Equipment Co Ltd A Shares (China)	6,482,900	23,773,244
UBTech Robotics Corp Ltd H Shares (a)	1,124,000	19,918,127
Zhejiang Sanhua Intelligent Controls Co Ltd H Shares (d)	3,755,766	19,758,668
		63,450,039
TOTAL INDUSTRIALS		125,120,210

Information Technology - 2.0%
Electronic Equipment, Instruments & Components - 0.4%
Luxshare Precision Industry Co Ltd A Shares (China)	2,089,600	18,496,193
Shengyi Technology Co Ltd A Shares (China)	1,041,100	9,405,503
		27,901,696
Semiconductors & Semiconductor Equipment - 0.4%
Montage Technology Co Ltd A Shares (China)	1,380,900	26,444,582
Software - 0.6%
Pony AI Inc ADR (a)	2,109,517	39,405,778
Technology Hardware, Storage & Peripherals - 0.6%
Xiaomi Corp B Shares (a)(b)(c)	7,418,837	41,159,061
TOTAL INFORMATION TECHNOLOGY		134,911,117

Materials - 1.0%
Construction Materials - 0.4%
Anhui Conch Cement Co Ltd H Shares	8,654,543	25,772,451
Metals & Mining - 0.6%
Zijin Mining Group Co Ltd H Shares	9,352,377	38,802,998
TOTAL MATERIALS		64,575,449

TOTAL CHINA		1,799,460,819
GREECE - 1.3%
Financials - 1.3%
Banks - 1.3%
Alpha Bank SA	6,543,913	25,645,661
Eurobank Ergasias Services and Holdings SA	9,394,514	35,338,441
National Bank of Greece SA	1,729,300	25,404,324

TOTAL GREECE		86,388,426
HONG KONG - 0.9%
Financials - 0.9%
Capital Markets - 0.9%
Futu Holdings Ltd Class A ADR	293,400	58,398,336
HUNGARY - 1.5%
Financials - 1.0%
Banks - 1.0%
OTP Bank Nyrt	712,678	67,975,541
Health Care - 0.5%
Pharmaceuticals - 0.5%
Richter Gedeon Nyrt	1,087,333	33,514,359
TOTAL HUNGARY		101,489,900
INDIA - 12.8%
Communication Services - 1.3%
Wireless Telecommunication Services - 1.3%
Bharti Airtel Ltd	3,837,762	88,826,475
Consumer Discretionary - 1.4%
Automobiles - 0.4%
Mahindra & Mahindra Ltd	687,373	27,003,967
Hotels, Restaurants & Leisure - 1.0%
Eternal Ltd (a)	16,610,126	59,458,881
MakeMyTrip Ltd (a)(d)	72,103	5,768,240
		65,227,121
TOTAL CONSUMER DISCRETIONARY		92,231,088

Energy - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Reliance Industries Ltd	6,093,278	102,034,005
Financials - 4.7%
Banks - 3.5%
Axis Bank Ltd	887,936	12,331,972
HDFC Bank Ltd/Gandhinagar	10,568,502	117,549,508
ICICI Bank Ltd	6,283,154	95,213,045
		225,094,525
Capital Markets - 0.3%
HDFC Asset Management Co Ltd (b)(c)	283,853	17,200,983
Consumer Finance - 0.5%
Bajaj Finance Ltd	3,033,817	35,640,899
Insurance - 0.4%
HDFC Life Insurance Co Ltd (b)(c)	2,120,155	17,480,262
SBI Life Insurance Co Ltd (b)(c)	335,980	7,402,423
		24,882,685
TOTAL FINANCIALS		302,819,092

Health Care - 0.6%
Health Care Providers & Services - 0.5%
Max Healthcare Institute Ltd	2,342,414	30,289,222
Pharmaceuticals - 0.1%
Mankind Pharma Ltd	394,431	10,593,404
TOTAL HEALTH CARE		40,882,626

Industrials - 1.9%
Aerospace & Defense - 0.6%
Hindustan Aeronautics Ltd (c)	714,657	37,677,596
Construction & Engineering - 1.0%
Larsen & Toubro Ltd	1,382,829	62,795,533
Passenger Airlines - 0.3%
InterGlobe Aviation Ltd (b)(c)	329,312	20,868,360
TOTAL INDUSTRIALS		121,341,489

Information Technology - 0.2%
IT Services - 0.2%
Infosys Ltd	874,578	14,573,325
Materials - 0.4%
Metals & Mining - 0.4%
Tata Steel Ltd	14,301,792	29,459,129
Utilities - 0.8%
Independent Power and Renewable Electricity Producers - 0.8%
NTPC Ltd	13,143,519	49,892,511
TOTAL INDIA		842,059,740
INDONESIA - 1.8%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telkom Indonesia Persero Tbk PT	32,850,000	6,354,328
Financials - 1.7%
Banks - 1.7%
Bank Central Asia Tbk PT	130,692,539	66,913,537
Bank Rakyat Indonesia Persero Tbk PT	180,367,353	43,147,525
		110,061,062
TOTAL INDONESIA		116,415,390
KOREA (SOUTH) - 13.9%
Communication Services - 1.4%
Diversified Telecommunication Services - 0.4%
KT Corp	767,240	26,344,643
Interactive Media & Services - 1.0%
Kakao Corp	883,605	40,246,481
NAVER Corp	138,650	25,949,705
		66,196,186
TOTAL COMMUNICATION SERVICES		92,540,829

Consumer Discretionary - 1.1%
Automobile Components - 0.1%
Hyundai Mobis Co Ltd	37,821	8,361,975
Automobiles - 0.8%
Hyundai Motor Co	144,875	29,395,456
Kia Corp	242,235	20,320,989
		49,716,445
Broadline Retail - 0.2%
Coupang Inc Class A (a)	447,903	14,319,459
TOTAL CONSUMER DISCRETIONARY		72,397,879

Consumer Staples - 0.5%
Tobacco - 0.5%
KT&G Corp	359,490	33,754,221
Financials - 1.0%
Banks - 0.9%
KB Financial Group Inc	319,252	25,979,448
Shinhan Financial Group Co Ltd	275,999	14,131,276
Woori Financial Group Inc	1,188,323	21,118,204
		61,228,928
Insurance - 0.1%
Samsung Fire & Marine Insurance Co Ltd	21,138	6,529,552
TOTAL FINANCIALS		67,758,480

Health Care - 0.5%
Life Sciences Tools & Services - 0.5%
Samsung Biologics Co Ltd (a)(b)(c)(e)	35,059	29,950,491
Industrials - 1.6%
Aerospace & Defense - 0.6%
Hanwha Aerospace Co Ltd	41,252	28,256,376
Korea Aerospace Industries Ltd	199,309	14,419,035
		42,675,411
Electrical Equipment - 0.8%
Doosan Enerbility Co Ltd (a)	765,590	47,512,582
Machinery - 0.2%
Samsung Heavy Industries Co Ltd (a)	708,077	14,639,517
TOTAL INDUSTRIALS		104,827,510

Information Technology - 7.8%
Semiconductors & Semiconductor Equipment - 3.1%
SK Hynix Inc	532,867	208,410,403
Technology Hardware, Storage & Peripherals - 4.7%
Samsung Electronics Co Ltd	4,087,771	307,456,574
TOTAL INFORMATION TECHNOLOGY		515,866,977

TOTAL KOREA (SOUTH)		917,096,387
MALAYSIA - 0.4%
Financials - 0.4%
Banks - 0.4%
CIMB Group Holdings Bhd	14,953,362	26,064,838
MEXICO - 3.6%
Communication Services - 0.6%
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV Series B	33,183,915	37,848,436
Consumer Staples - 1.0%
Beverages - 0.3%
Fomento Economico Mexicano SAB de CV ADR	179,070	16,897,045
Consumer Staples Distribution & Retail - 0.1%
Wal-Mart de Mexico SAB de CV Series V	3,864,500	12,775,929
Food Products - 0.6%
Gruma SAB de CV Series B	2,141,833	36,348,388
TOTAL CONSUMER STAPLES		66,021,362

Financials - 1.2%
Banks - 1.2%
Grupo Financiero Banorte SAB de CV	8,485,814	79,863,529
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte SAB de CV Series B	839,330	10,342,934
Materials - 0.4%
Construction Materials - 0.4%
Cemex SAB de CV ADR	2,682,486	27,227,233
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Corp Inmobiliaria Vesta SAB de CV ADR	541,244	16,437,580
TOTAL MEXICO		237,741,074
PERU - 0.8%
Financials - 0.8%
Banks - 0.8%
Credicorp Ltd	199,467	52,060,887
PHILIPPINES - 0.6%
Industrials - 0.5%
Transportation Infrastructure - 0.5%
International Container Terminal Services Inc	3,669,966	33,130,617
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	13,997,208	4,744,453
TOTAL PHILIPPINES		37,875,070
POLAND - 0.5%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Allegro.eu SA (a)(b)(c)	1,641,512	15,335,002
Financials - 0.3%
Banks - 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	938,232	19,232,105
TOTAL POLAND		34,567,107
RUSSIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
LUKOIL PJSC (a)(e)	568,462	0
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (a)(e)	5,098,115	1
TOTAL RUSSIA		1
SAUDI ARABIA - 1.8%
Financials - 1.8%
Banks - 1.8%
Al Rajhi Bank	2,630,899	74,150,341
Saudi National Bank/The	3,911,842	41,597,808

TOTAL SAUDI ARABIA		115,748,149
SINGAPORE - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Sea Ltd Class A ADR (a)	52,300	8,171,874
SOUTH AFRICA - 3.5%
Consumer Discretionary - 1.1%
Broadline Retail - 0.8%
Naspers Ltd Class N	741,154	52,055,736
Specialty Retail - 0.3%
Pepkor Holdings Ltd (b)(c)	14,389,241	21,910,654
TOTAL CONSUMER DISCRETIONARY		73,966,390

Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Shoprite Holdings Ltd	1,707,790	28,570,699
Financials - 1.1%
Banks - 0.7%
Capitec Bank Holdings Ltd (d)	179,233	39,620,650
Standard Bank Group Ltd	618,474	9,080,821
		48,701,471
Financial Services - 0.4%
FirstRand Ltd	5,457,423	25,884,003
TOTAL FINANCIALS		74,585,474

Materials - 0.9%
Chemicals - 0.6%
Sasol Ltd (a)	6,089,692	38,100,642
Metals & Mining - 0.3%
Valterra Platinum Ltd	303,164	18,750,466
TOTAL MATERIALS		56,851,108

TOTAL SOUTH AFRICA		233,973,671
TAIWAN - 18.3%
Industrials - 0.2%
Machinery - 0.2%
Hiwin Technologies Corp	1,911,000	13,877,071
Information Technology - 18.1%
Electronic Equipment, Instruments & Components - 4.0%
Chroma ATE Inc	1,729,275	46,015,863
Delta Electronics Inc	2,218,599	71,723,504
Elite Material Co Ltd	861,958	38,087,689
Hon Hai Precision Industry Co Ltd	8,401,357	70,288,824
Unimicron Technology Corp	3,277,572	17,411,235
Yageo Corp	2,743,000	22,191,403
		265,718,518
Semiconductors & Semiconductor Equipment - 13.5%
MediaTek Inc	1,293,029	55,035,025
Taiwan Semiconductor Manufacturing Co Ltd	17,231,144	832,290,961
		887,325,986
Technology Hardware, Storage & Peripherals - 0.6%
AURAS Technology Co Ltd	790,418	27,093,735
Wiwynn Corp	73,000	10,353,012
		37,446,747
TOTAL INFORMATION TECHNOLOGY		1,190,491,251

TOTAL TAIWAN		1,204,368,322
THAILAND - 1.4%
Financials - 0.4%
Banks - 0.4%
Kasikornbank PCL	3,220,000	18,529,158
SCB X PCL	2,675,960	10,816,129
		29,345,287
Industrials - 0.8%
Transportation Infrastructure - 0.8%
Airports of Thailand PCL	34,579,350	44,011,052
Materials - 0.2%
Chemicals - 0.2%
PTT Global Chemical PCL	20,246,594	15,773,727
TOTAL THAILAND		89,130,066
TURKEY - 0.2%
Industrials - 0.2%
Electrical Equipment - 0.2%
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	5,596,127	13,067,477
UNITED ARAB EMIRATES - 0.8%
Energy - 0.7%
Energy Equipment & Services - 0.7%
ADNOC Drilling Co PJSC	26,956,831	40,953,217
Financials - 0.1%
Banks - 0.1%
Abu Dhabi Commercial Bank PJSC	2,505,012	9,834,676
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Emaar Properties PJSC	626,700	2,422,886
TOTAL UNITED ARAB EMIRATES		53,210,779
UNITED KINGDOM - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Anglogold Ashanti Plc	492,222	33,471,096
UNITED STATES - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
BeOne Medicines Ltd H Shares (a)	1,092,039	26,111,517
TOTAL COMMON STOCKS (Cost $4,248,649,632)		6,453,120,803

Money Market Funds - 3.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.18	153,826,260	153,857,026
Fidelity Securities Lending Cash Central Fund (f)(g)	4.18	53,647,345	53,652,710
TOTAL MONEY MARKET FUNDS (Cost $207,509,736)			207,509,736

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $4,456,159,368)	6,660,630,539
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(68,222,680)
NET ASSETS - 100.0%	6,592,407,859

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $341,104,917 or 5.2% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $378,782,513 or 5.7% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	345,627,746	2,158,433,941	2,350,191,300	9,559,434	(13,361)	-	153,857,026	153,826,260	0.3%
Fidelity Securities Lending Cash Central Fund	61,570,305	730,424,437	738,342,032	316,509	-	-	53,652,710	53,647,345	0.2%
Total	407,198,051	2,888,858,378	3,088,533,332	9,875,943	(13,361)	-	207,509,736

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	699,484,670	272,459,271	427,025,399	-
Consumer Discretionary	812,838,608	522,051,135	290,787,473	-
Consumer Staples	168,687,189	168,687,189	-	-
Energy	211,170,510	211,170,510	-	-
Financials	1,539,137,251	1,089,443,629	449,693,621	1
Health Care	255,471,816	225,521,325	-	29,950,491
Industrials	489,591,071	489,591,071	-	-
Information Technology	1,855,842,670	967,819,323	888,023,347	-
Materials	314,188,295	257,337,187	56,851,108	-
Real Estate	23,604,919	23,604,919	-	-
Utilities	83,103,804	83,103,804	-	-

Money Market Funds	207,509,736	207,509,736	-	-
Total Investments in Securities:	6,660,630,539	4,518,299,099	2,112,380,948	29,950,492
Fidelity® Series Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $50,840,127) - See accompanying schedule:
Unaffiliated issuers (cost $4,248,649,632)	$6,453,120,803
Fidelity Central Funds (cost $207,509,736)	207,509,736

Total Investment in Securities (cost $4,456,159,368)		$6,660,630,539
Foreign currency held at value (cost $360,346)		338,470
Receivable for investments sold		23,113,253
Receivable for fund shares sold		16,061,182
Dividends receivable		2,036,707
Distributions receivable from Fidelity Central Funds		701,615
Receivable from investment adviser for expense reductions		146,025
Other receivables		6,930
Total assets		6,703,034,721
Liabilities
Payable for investments purchased	$29,034,301
Payable for fund shares redeemed	798,580
Deferred taxes	26,841,445
Other payables and accrued expenses	299,826
Collateral on securities loaned	53,652,710
Total liabilities		110,626,862
Net Assets		$6,592,407,859
Net Assets consist of:
Paid in capital		$4,548,416,962
Total accumulated earnings (loss)		2,043,990,897
Net Assets		$6,592,407,859
Net Asset Value, offering price and redemption price per share ($6,592,407,859 ÷ 550,535,323 shares)		$11.97
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$130,375,736
Interest		190,496
Income from Fidelity Central Funds (including $316,509 from security lending)		9,875,943
Income before foreign taxes withheld		$140,442,175
Less foreign taxes withheld		(15,282,247)
Total income		125,159,928
Expenses
Custodian fees and expenses	$1,349,622
Independent trustees' fees and expenses	22,740
Interest	2,100
Total expenses before reductions	1,374,462
Expense reductions	(613,439)
Total expenses after reductions		761,023
Net Investment income (loss)		124,398,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $9,316,181)	326,726,548
Fidelity Central Funds	(13,361)
Foreign currency transactions	(3,064,553)
Futures contracts	4,291,174
Total net realized gain (loss)		327,939,808
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,878,665)	1,158,713,994
Assets and liabilities in foreign currencies	103,166
Futures contracts	2,301,276
Total change in net unrealized appreciation (depreciation)		1,161,118,436
Net gain (loss)		1,489,058,244
Net increase (decrease) in net assets resulting from operations		$1,613,457,149
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,398,905	$145,290,562
Net realized gain (loss)	327,939,808	104,194,096
Change in net unrealized appreciation (depreciation)	1,161,118,436	969,916,391
Net increase (decrease) in net assets resulting from operations	1,613,457,149	1,219,401,049
Distributions to shareholders	(147,929,266)	(133,767,184)

Share transactions
Proceeds from sales of shares	756,721,008	960,571,633
Reinvestment of distributions	147,929,266	133,767,184
Cost of shares redeemed	(1,722,955,111)	(1,139,645,880)

Net increase (decrease) in net assets resulting from share transactions	(818,304,837)	(45,307,063)
Total increase (decrease) in net assets	647,223,046	1,040,326,802

Net Assets
Beginning of period	5,945,184,813	4,904,858,011
End of period	$6,592,407,859	$5,945,184,813

Other Information
Shares
Sold	78,984,751	108,896,488
Issued in reinvestment of distributions	16,418,342	16,596,425
Redeemed	(178,559,102)	(127,545,724)
Net increase (decrease)	(83,156,009)	(2,052,811)

Financial Highlights
Fidelity® Series Emerging Markets Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$9.38	$7.72	$6.94	$11.31	$9.65
Income from Investment Operations
Net investment income (loss) A,B	.21	.22	.24	.23	.20
Net realized and unrealized gain (loss)	2.63	1.65	.74	(4.24)	1.62
Total from investment operations	2.84	1.87	.98	(4.01)	1.82
Distributions from net investment income	(.25)	(.21)	(.20)	(.30)	(.16)
Distributions from net realized gain	-	-	-	(.07)	-
Total distributions	(.25)	(.21)	(.20)	(.36) C	(.16)
Net asset value, end of period	$11.97	$9.38	$7.72	$6.94	$11.31
Total Return D	31.12%	24.61%	14.04%	(36.53)%	18.88%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.02%	.03%	.03%	.04%	.04%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.15%	2.52%	2.96%	2.61%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$6,592,408	$5,945,185	$4,904,858	$2,436,744	$3,239,693
Portfolio turnover rate G	100%	91%	90%	65%	78%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Emerging Markets Opportunities Fund
Consolidated Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
BRAZIL - 4.9%
Consumer Discretionary - 0.3%
Household Durables - 0.1%
Cury Construtora e Incorporadora SA	1,538,300	9,990,465
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,621,200	9,181,863
		19,172,328
Specialty Retail - 0.1%
Vibra Energia SA	6,651,600	29,425,567
Textiles, Apparel & Luxury Goods - 0.1%
Azzas 2154 SA	6,672,049	35,605,262
TOTAL CONSUMER DISCRETIONARY		84,203,157

Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleo Brasileiro SA - Petrobras ADR	3,507,800	38,761,190
Petroleo Brasileiro SA - Petrobras ADR	2,942,935	34,255,763
PRIO SA/Brazil (b)	11,539,200	77,279,041
		150,295,994
Financials - 1.4%
Banks - 0.8%
Itau Unibanco Holding SA ADR	28,028,428	206,289,231
Capital Markets - 0.6%
B3 SA - Brasil Bolsa Balcao	41,412,800	97,451,844
XP Inc Class A	2,941,405	53,592,399
		151,044,243
TOTAL FINANCIALS		357,333,474

Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	4,894,055	23,506,237
Industrials - 0.7%
Ground Transportation - 0.7%
Localiza Rent a Car SA	13,618,040	99,832,805
Rumo SA	26,565,100	78,609,725
		178,442,530
Materials - 0.9%
Metals & Mining - 0.8%
Metalurgica Gerdau SA	29,628,522	61,074,974
Vale SA ADR	13,095,370	158,323,024
		219,397,998
Paper & Forest Products - 0.1%
Dexco SA	25,045,111	24,952,238
TOTAL MATERIALS		244,350,236

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
LOG Commercial Properties e Participacoes SA	2,789,051	12,286,454
Utilities - 0.9%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA	6,109,800	63,279,037
Equatorial Energia SA	9,127,595	62,180,198
Isa Energia Brasil sa	5,932,600	27,689,400
Transmissora Alianca de Energia Eletrica S/A unit	4,460,300	31,587,176
		184,735,811
Independent Power and Renewable Electricity Producers - 0.0%
Engie Brasil Energia SA	565,000	4,200,783
Water Utilities - 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	2,272,900	55,695,017
TOTAL UTILITIES		244,631,611

TOTAL BRAZIL		1,295,049,693
CHILE - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Antofagasta PLC	4,086,744	149,788,281
CHINA - 28.7%
Communication Services - 6.8%
Diversified Telecommunication Services - 0.0%
China Tower Corp Ltd H Shares (c)(d)	5,386,278	7,784,250
Entertainment - 0.2%
Netease Inc ADR	356,926	50,005,333
Tencent Music Entertainment Group Class A ADR	374,852	8,366,696
		58,372,029
Interactive Media & Services - 6.6%
Baidu Inc A Shares (b)	1,577,100	23,871,362
Baidu Inc Class A ADR (b)	281,363	34,008,346
Bilibili Inc ADR (b)(e)	685,612	20,739,763
Kuaishou Technology B Shares (c)(d)	2,051,370	19,099,886
Tencent Holdings Ltd	20,470,114	1,662,741,562
		1,760,460,919
TOTAL COMMUNICATION SERVICES		1,826,617,198

Consumer Discretionary - 9.4%
Automobile Components - 0.5%
Fuyao Glass Industry Group Co Ltd A Shares (China)	5,374,100	50,966,891
Fuyao Glass Industry Group Co Ltd H Shares (c)(d)	1,897,200	16,931,983
Hesai Group ADR (b)(e)	2,202,926	52,275,434
		120,174,308
Automobiles - 0.6%
BYD Co Ltd A Shares (China)	2,661,212	37,685,609
BYD Co Ltd H Shares	9,755,409	126,296,613
		163,982,222
Broadline Retail - 5.7%
Alibaba Group Holding Ltd	48,193,750	1,025,502,715
JD.com Inc A Shares	2,006,547	33,128,069
PDD Holdings Inc Class A ADR (b)	3,408,734	459,735,955
		1,518,366,739
Diversified Consumer Services - 0.4%
New Oriental Education & Technology Group Inc (b)	13,480,000	80,607,099
New Oriental Education & Technology Group Inc ADR (b)	459,377	27,365,088
		107,972,187
Hotels, Restaurants & Leisure - 1.3%
H World Group Ltd ADR	657,403	25,375,756
Luckin Coffee Inc ADR (b)	313,033	12,552,623
Meituan B Shares (b)(c)(d)	9,512,853	125,215,354
Trip.com Group Ltd	2,603,585	183,217,994
		346,361,727
Household Durables - 0.2%
Haier Smart Home Co Ltd A Shares (China)	2,300	8,664
Haier Smart Home Co Ltd H Shares	19,821,816	64,384,456
		64,393,120
Textiles, Apparel & Luxury Goods - 0.7%
Laopu Gold Co Ltd H Shares (e)	1,116,800	98,377,799
Shenzhou International Group Holdings Ltd	11,337,900	97,904,664
		196,282,463
TOTAL CONSUMER DISCRETIONARY		2,517,532,766

Consumer Staples - 1.2%
Beverages - 1.0%
China Resources Beer Holdings Co Ltd	9,787,166	33,503,242
Eastroc Beverage Group Co Ltd A Shares (China)	1,515,200	59,608,284
Kweichow Moutai Co Ltd A Shares (China)	435,326	87,464,599
Tsingtao Brewery Co Ltd H Shares	11,277,084	76,191,120
		256,767,245
Food Products - 0.1%
Uni-President China Holdings Ltd	30,057,000	32,530,435
Personal Care Products - 0.1%
Mao Geping Cosmetics Co LTD H Shares (e)	2,247,000	25,967,350
TOTAL CONSUMER STAPLES		315,265,030

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
China Petroleum & Chemical Corp H Shares	158,642,000	84,317,257
Financials - 4.6%
Banks - 2.9%
China Construction Bank Corp H Shares	569,246,135	563,577,413
China Merchants Bank Co Ltd H Shares	34,237,750	214,312,264
		777,889,677
Insurance - 1.7%
China Life Insurance Co Ltd H Shares	53,298,713	168,184,291
Ping An Insurance Group Co of China Ltd H Shares	37,761,477	272,801,429
		440,985,720
TOTAL FINANCIALS		1,218,875,397

Health Care - 1.5%
Biotechnology - 0.6%
Akeso Inc (b)(c)(d)	2,777,865	40,538,944
Clover Biopharmaceuticals Ltd (b)	3,116,000	882,202
Innovent Biologics Inc (b)(c)(d)	5,911,781	66,189,002
Sichuan Kelun-Biotech Biopharmaceutical Co Ltd H Shares (b)(e)	342,007	19,717,927
Zai Lab Ltd (b)	9,750,141	25,441,969
		152,770,044
Health Care Equipment & Supplies - 0.1%
Shandong Weigao Group Medical Polymer Co Ltd H Shares	29,804,357	20,827,053
Life Sciences Tools & Services - 0.5%
Wuxi Apptec Co Ltd H Shares (c)(d)	8,026,563	112,177,998
WuXi XDC Cayman Inc (b)	1,440,000	13,917,162
		126,095,160
Pharmaceuticals - 0.3%
Hansoh Pharmaceutical Group Co Ltd (c)(d)	11,634,495	53,362,169
Jiangsu Hengrui Pharmaceuticals Co Ltd A Shares (China)	2,036,200	18,352,521
Jiangsu Hengrui Pharmaceuticals Co Ltd H Shares (e)	1,782,060	17,246,000
		88,960,690
TOTAL HEALTH CARE		388,652,947

Industrials - 1.5%
Construction & Engineering - 0.2%
Sinopec Engineering Group Co Ltd H Shares	49,991,887	47,093,270
Ground Transportation - 0.3%
Full Truck Alliance Co Ltd ADR	5,225,100	67,926,300
Machinery - 0.9%
Airtac International Group	2,485,000	73,553,674
Shenzhen Inovance Technology Co Ltd A Shares (China)	6,862,400	74,250,910
Yangzijiang Shipbuildling (Holdings) Ltd	37,499,800	101,413,104
		249,217,688
Marine Transportation - 0.1%
SITC International Holdings Co Ltd	11,365,600	41,861,062
TOTAL INDUSTRIALS		406,098,320

Information Technology - 1.3%
Communications Equipment - 0.1%
Zhongji Innolight Co Ltd A Shares (China)	525,826	34,945,480
Electronic Equipment, Instruments & Components - 0.0%
Sunny Optical Technology Group Co Ltd	778,600	7,534,951
Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	2,327,911	91,371,178
Montage Technology Co Ltd A Shares (China)	983,100	18,826,612
NAURA Technology Group Co Ltd A Shares (China)	436,195	24,946,353
Verisilicon Microelectronics Shanghai Co Ltd A Shares (China) (b)	382,700	8,576,257
		143,720,400
Software - 0.3%
Glodon Co Ltd A Shares (China)	3,742,300	7,734,458
Pony AI Inc ADR (b)(e)	3,563,119	66,559,063
		74,293,521
Technology Hardware, Storage & Peripherals - 0.3%
Xiaomi Corp B Shares (b)(c)(d)	16,228,105	90,032,112
TOTAL INFORMATION TECHNOLOGY		350,526,464

Materials - 1.4%
Construction Materials - 0.4%
Anhui Conch Cement Co Ltd H Shares	18,787,500	55,947,488
China Jushi Co Ltd A Shares (China)	19,497,900	44,927,299
		100,874,787
Metals & Mining - 1.0%
MMG Ltd (b)	153,476,000	136,479,292
Zijin Mining Group Co Ltd A Shares (China)	33,307,900	142,733,435
		279,212,727
TOTAL MATERIALS		380,087,514

Real Estate - 0.3%
Real Estate Management & Development - 0.3%
China Overseas Land & Investment Ltd	2,179,400	3,654,513
China Resources Land Ltd	11,840,720	42,757,669
KE Holdings Inc A Shares	5,616,300	31,853,810
Longfor Group Holdings Ltd (c)(d)	4,305,500	5,324,701
		83,590,693
Utilities - 0.4%
Gas Utilities - 0.4%
ENN Energy Holdings Ltd	5,273,400	45,909,943
Kunlun Energy Co Ltd	52,784,000	48,500,783
		94,410,726
TOTAL CHINA		7,665,974,312
GREECE - 0.7%
Financials - 0.7%
Banks - 0.7%
Alpha Bank SA	27,567,790	108,038,445
Piraeus Financial Holdings SA	8,374,586	65,369,890

TOTAL GREECE		173,408,335
HONG KONG - 0.0%
Communication Services - 0.0%
Entertainment - 0.0%
Huanxi Media Group Ltd (b)	73,501,425	3,026,871
HUNGARY - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Richter Gedeon Nyrt	958,200	29,534,153
INDIA - 13.7%
Communication Services - 1.0%
Wireless Telecommunication Services - 1.0%
Bharti Airtel Ltd	11,964,152	276,914,891
Consumer Discretionary - 1.7%
Automobiles - 0.6%
Eicher Motors Ltd	124,656	9,840,191
Mahindra & Mahindra Ltd	4,034,889	158,513,659
		168,353,850
Hotels, Restaurants & Leisure - 1.0%
Eternal Ltd (b)	59,338,451	212,412,469
MakeMyTrip Ltd (b)	613,266	49,061,280
		261,473,749
Household Durables - 0.1%
Dixon Technologies India Ltd (d)	99,462	17,361,170
TOTAL CONSUMER DISCRETIONARY		447,188,769

Consumer Staples - 0.3%
Tobacco - 0.3%
ITC Ltd	18,466,554	87,449,062
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Coal India Ltd	16,256,800	71,179,016
Reliance Industries Ltd	21,415,784	358,614,559
		429,793,575
Financials - 5.0%
Banks - 2.8%
HDFC Bank Ltd/Gandhinagar	41,541,805	462,054,009
ICICI Bank Ltd	18,285,183	277,088,219
		739,142,228
Capital Markets - 0.0%
National Securities Depository Ltd	288,405	3,764,227
Consumer Finance - 1.6%
Bajaj Finance Ltd	21,084,096	247,693,295
Shriram Finance Ltd	21,011,840	177,274,455
		424,967,750
Insurance - 0.6%
HDFC Life Insurance Co Ltd (c)(d)	18,443,442	152,062,559
TOTAL FINANCIALS		1,319,936,764

Health Care - 0.8%
Health Care Providers & Services - 0.2%
Max Healthcare Institute Ltd	4,166,601	53,877,369
Life Sciences Tools & Services - 0.2%
Divi's Laboratories Ltd	539,169	40,927,401
Pharmaceuticals - 0.4%
Mankind Pharma Ltd	1,227,440	32,965,887
Sun Pharmaceutical Industries Ltd	3,186,929	60,701,187
Torrent Pharmaceuticals Ltd	637,046	25,550,019
		119,217,093
TOTAL HEALTH CARE		214,021,863

Industrials - 1.5%
Aerospace & Defense - 0.9%
Bharat Electronics Ltd	26,573,400	127,560,702
Hindustan Aeronautics Ltd (d)	1,947,700	102,685,140
		230,245,842
Construction & Engineering - 0.6%
Larsen & Toubro Ltd	3,950,016	179,373,847
TOTAL INDUSTRIALS		409,619,689

Information Technology - 0.1%
Software - 0.1%
Pine Labs Ltd/India (f)	8,022,102	19,972,787
Materials - 0.6%
Construction Materials - 0.3%
JK Cement Ltd	1,099,421	76,965,043
Metals & Mining - 0.3%
Tata Steel Ltd	37,684,500	77,623,320
TOTAL MATERIALS		154,588,363

Real Estate - 0.2%
Office REITs - 0.0%
Embassy Office Parks REIT	1,657,020	8,007,420
Real Estate Management & Development - 0.2%
Godrej Properties Ltd (b)	981,378	25,295,926
Sunteck Realty Ltd	2,343,600	11,681,697
		36,977,623
TOTAL REAL ESTATE		44,985,043

Utilities - 0.9%
Electric Utilities - 0.4%
Power Grid Corp of India Ltd	29,248,072	94,945,440
Independent Power and Renewable Electricity Producers - 0.5%
NHPC Ltd	45,640,200	43,622,087
NTPC Ltd	26,488,045	100,548,040
		144,170,127
TOTAL UTILITIES		239,115,567

TOTAL INDIA		3,643,586,373
INDONESIA - 1.7%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.3%
Sumber Alfaria Trijaya Tbk PT	608,406,100	73,535,554
Food Products - 0.2%
First Resources Ltd	43,952,346	66,185,155
TOTAL CONSUMER STAPLES		139,720,709

Financials - 1.2%
Banks - 1.2%
Bank Central Asia Tbk PT	286,928,484	146,905,095
Bank Rakyat Indonesia Persero Tbk PT	521,169,977	124,674,416
Bank Syariah Indonesia Tbk PT	206,984,900	31,738,514
		303,318,025
TOTAL INDONESIA		443,038,734
ITALY - 0.2%
Consumer Staples - 0.2%
Beverages - 0.2%
Coca-Cola HBC AG	927,600	42,090,034
KOREA (SOUTH) - 12.1%
Communication Services - 0.7%
Entertainment - 0.0%
HYBE Co Ltd	49,644	11,844,314
Interactive Media & Services - 0.7%
Kakao Corp	2,645,602	120,502,001
NAVER Corp	299,065	55,972,942
		176,474,943
TOTAL COMMUNICATION SERVICES		188,319,257

Consumer Discretionary - 0.2%
Automobiles - 0.0%
Hyundai Motor Co	14,586	2,959,531
Household Durables - 0.2%
Coway Co Ltd	1,059,610	66,130,174
TOTAL CONSUMER DISCRETIONARY		69,089,705

Financials - 1.4%
Banks - 1.1%
KB Financial Group Inc	2,212,386	180,035,106
Woori Financial Group Inc	6,524,842	115,955,800
		295,990,906
Insurance - 0.3%
Samsung Life Insurance Co Ltd	667,985	72,114,301
TOTAL FINANCIALS		368,105,207

Health Care - 0.4%
Biotechnology - 0.0%
Alteogen Inc (b)	36,300	12,406,805
Life Sciences Tools & Services - 0.4%
Samsung Biologics Co Ltd (b)(c)(d)(g)	102,375	87,457,758
TOTAL HEALTH CARE		99,864,563

Industrials - 1.0%
Aerospace & Defense - 0.4%
Korea Aerospace Industries Ltd	1,437,070	103,965,015
Electrical Equipment - 0.4%
LS Electric Co Ltd	381,360	116,068,176
Industrial Conglomerates - 0.2%
LG Corp	1,015,458	57,051,395
TOTAL INDUSTRIALS		277,084,586

Information Technology - 8.4%
Semiconductors & Semiconductor Equipment - 3.5%
SK Hynix Inc	2,377,336	929,803,412
Technology Hardware, Storage & Peripherals - 4.9%
Samsung Electronics Co Ltd	17,283,539	1,299,959,729
TOTAL INFORMATION TECHNOLOGY		2,229,763,141

TOTAL KOREA (SOUTH)		3,232,226,459
KUWAIT - 0.6%
Financials - 0.6%
Banks - 0.6%
Kuwait Finance House KSCP	57,452,210	150,396,494
MAURITIUS - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Jumo World Holding Limited (b)(f)(g)	2,024,724	2,976,344
MEXICO - 2.1%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SAB de CV Series B	1,354,900	1,545,352
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Wal-Mart de Mexico SAB de CV Series V	36,215,900	119,728,750
Financials - 0.9%
Banks - 0.9%
Grupo Financiero Banorte SAB de CV	25,613,078	241,055,343
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Pacifico SAB de CV Series B (e)	2,400,000	50,028,151
Materials - 0.4%
Construction Materials - 0.4%
Cemex SAB de CV ADR	10,951,000	111,152,650
Real Estate - 0.2%
Diversified REITs - 0.1%
Fibra Uno Administracion SA de CV	15,754,900	22,862,562
Real Estate Management & Development - 0.1%
Corp Inmobiliaria Vesta SAB de CV (e)	6,013,084	18,254,323
TOTAL REAL ESTATE		41,116,885

TOTAL MEXICO		564,627,131
NETHERLANDS - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CTP NV (c)(d)	561,077	11,692,795
PANAMA - 0.3%
Industrials - 0.3%
Passenger Airlines - 0.3%
Copa Holdings SA Class A	696,580	87,218,782
PERU - 0.6%
Financials - 0.6%
Banks - 0.6%
Credicorp Ltd	616,632	160,940,952
PHILIPPINES - 0.2%
Industrials - 0.1%
Industrial Conglomerates - 0.1%
SM Investments Corp	2,337,000	29,018,694
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	49,274,924	16,702,084
SM Prime Holdings Inc	34,525,200	13,172,731
		29,874,815
TOTAL PHILIPPINES		58,893,509
POLAND - 0.3%
Communication Services - 0.1%
Entertainment - 0.1%
CD Projekt SA	420,864	28,923,716
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
Dino Polska SA (b)(c)(d)	3,302,800	39,413,592
TOTAL POLAND		68,337,308
PUERTO RICO - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Latin America Ltd Class C (b)	1,295,664	10,248,702
ROMANIA - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	444,900	12,202,026
RUSSIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Gazprom PJSC ADR (b)(g)	10,986,900	110
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (b)(g)	12,899,053	1
Sberbank of Russia PJSC ADR (b)(g)	19,633,994	196
		197
Materials - 0.0%
Metals & Mining - 0.0%
Severstal PAO GDR (b)(d)(g)	6,035,400	60
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
LSR Group PJSC (b)(g)	98,230	0
TOTAL RUSSIA		367
SAUDI ARABIA - 2.9%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Aldrees Petroleum and Transport Services Co	843,807	34,492,071
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Saudi Arabian Oil Co (c)(d)	23,001,200	158,848,913
Financials - 2.0%
Banks - 1.9%
Al Rajhi Bank	9,585,676	270,166,641
Saudi National Bank/The	21,774,481	231,545,824
		501,712,465
Insurance - 0.1%
Bupa Arabia for Cooperative Insurance Co	536,325	23,453,404
TOTAL FINANCIALS		525,165,869

Materials - 0.2%
Chemicals - 0.2%
SABIC Agri-Nutrients Co	1,663,000	54,364,664
TOTAL SAUDI ARABIA		772,871,517
SINGAPORE - 0.5%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Sea Ltd Class A ADR (b)	812,933	127,020,781
SOUTH AFRICA - 4.5%
Consumer Discretionary - 1.2%
Broadline Retail - 1.2%
Naspers Ltd Class N	4,601,172	323,168,189
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Pick n Pay Stores Ltd (b)	30,248,887	49,375,256
Shoprite Holdings Ltd	6,292,376	105,269,137
		154,644,393
Financials - 1.6%
Banks - 0.8%
Capitec Bank Holdings Ltd (e)	936,106	206,932,474
Financial Services - 0.8%
FirstRand Ltd	44,602,047	211,542,975
TOTAL FINANCIALS		418,475,449

Industrials - 0.1%
Industrial Conglomerates - 0.1%
Bidvest Group Ltd	2,876,400	37,325,593
Materials - 1.0%
Chemicals - 0.2%
Sasol Ltd (b)	7,909,800	49,488,293
Metals & Mining - 0.8%
Gold Fields Ltd ADR	1,879,200	72,180,072
Impala Platinum Holdings Ltd	12,323,702	132,072,950
		204,253,022
TOTAL MATERIALS		253,741,315

TOTAL SOUTH AFRICA		1,187,354,939
TAIWAN - 19.6%
Consumer Staples - 0.2%
Food Products - 0.2%
Uni-President Enterprises Corp	23,575,000	60,281,776
Financials - 0.9%
Banks - 0.5%
CTBC Financial Holding Co Ltd	93,397,677	126,996,321
Insurance - 0.4%
Cathay Financial Holding Co Ltd	53,004,005	110,216,919
TOTAL FINANCIALS		237,213,240

Industrials - 0.4%
Electrical Equipment - 0.4%
Bizlink Holding Inc	2,405,417	109,024,521
Information Technology - 18.1%
Communications Equipment - 0.2%
Accton Technology Corp	1,621,000	56,880,889
Electronic Equipment, Instruments & Components - 2.2%
Chroma ATE Inc	1,458,162	38,801,569
Delta Electronics Inc	7,601,612	245,747,090
Elite Material Co Ltd	1,003,000	44,319,969
Hon Hai Precision Industry Co Ltd	31,112,472	260,298,315
		589,166,943
Semiconductors & Semiconductor Equipment - 15.3%
ASE Technology Holding Co Ltd	11,504,025	91,930,306
eMemory Technology Inc	374,272	24,199,145
Hon Precision Inc	503,529	41,063,675
Jentech Precision Industrial Co Ltd	370,000	25,605,952
MediaTek Inc	4,266,698	181,602,911
MPI Corp	240,000	16,375,333
Taiwan Semiconductor Manufacturing Co Ltd	76,421,649	3,691,284,086
		4,072,061,408
Technology Hardware, Storage & Peripherals - 0.4%
Asia Vital Components Co Ltd	270,000	12,500,812
Quanta Computer Inc	99,827	974,658
Wiwynn Corp	618,062	87,654,839
		101,130,309
TOTAL INFORMATION TECHNOLOGY		4,819,239,549

TOTAL TAIWAN		5,225,759,086
THAILAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
PTT Global Chemical PCL	70,682,200	55,067,126
TURKEY - 0.4%
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
BIM Birlesik Magazalar AS	4,985,000	63,892,020
Materials - 0.2%
Construction Materials - 0.2%
Oyak Cimento Fabrikalari AS	80,778,000	40,836,550
TOTAL TURKEY		104,728,570
UNITED ARAB EMIRATES - 1.4%
Energy - 0.1%
Energy Equipment & Services - 0.1%
ADNOC Drilling Co PJSC	36,271,453	55,104,128
Financials - 0.9%
Banks - 0.9%
Abu Dhabi Commercial Bank PJSC	20,733,142	81,398,306
Abu Dhabi Islamic Bank PJSC	15,735,072	90,478,967
Dubai Islamic Bank PJSC	22,574,000	58,387,127
		230,264,400
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Aldar Properties PJSC	7,876,300	19,299,664
Emaar Properties PJSC	19,411,935	75,048,524
RAK Properties PJSC (b)	17,736,300	6,808,746
		101,156,934
TOTAL UNITED ARAB EMIRATES		386,525,462
UNITED KINGDOM - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Anglogold Ashanti Plc (South Africa)	1,883,600	130,485,813
UNITED STATES - 0.9%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Tenaris SA ADR (e)	1,370,100	54,529,980
Health Care - 0.3%
Biotechnology - 0.3%
BeOne Medicines Ltd ADR (b)	135,238	41,988,694
BeOne Medicines Ltd H Shares (b)	1,440,491	34,443,280
		76,431,974
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ACM Research Inc Class A (b)	192,693	7,989,052
Materials - 0.4%
Construction Materials - 0.4%
Titan SA	2,375,337	105,547,286
TOTAL UNITED STATES		244,498,292
TOTAL COMMON STOCKS (Cost $15,112,436,373)		26,039,569,241

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
BRAZIL - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Creditas Financial Solutions Ltd 5% 7/28/2027 (f)(g) (Cost $33,309,389)	33,309,389	39,764,748

Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
CHINA - 0.4%
Communication Services - 0.4%
Interactive Media & Services - 0.4%
Bytedance Ltd Series E1 (b)(f)(g)	399,541	103,321,303
Health Care - 0.0%
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co Ltd Series C (b)(f)(g)	668,281	5,339,565
TOTAL CHINA		108,660,868
INDIA - 0.2%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Meesho Series D-2 (f)(g)	8,478,780	13,057,321
Meesho Series E (f)(g)	1,412,280	2,174,911
Meesho Series E-1 (f)(g)	1,917,000	2,952,180
Meesho Series F (f)(g)	27,660,243	42,596,775

TOTAL INDIA		60,781,187
UNITED STATES - 0.0%
Information Technology - 0.0%
IT Services - 0.0%
Gupshup Inc (b)(f)(g)	566,129	2,581,548
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $111,526,838)		172,023,603

Non-Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
KOREA (SOUTH) - 0.5%
Consumer Discretionary - 0.5%
Automobiles - 0.5%
Hyundai Motor Co Series 2 (Cost $78,378,653)	922,013	141,921,596

U.S. Treasury Obligations - 0.0%
	Yield (%) (h)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/15/2026 (i)	3.82	30,000	29,771
US Treasury Bills 0% 1/2/2026 (i)	3.89	110,000	109,296
US Treasury Bills 0% 1/22/2026 (i)	3.75 to 3.83	890,000	882,569
US Treasury Bills 0% 1/29/2026 (i)	3.78 to 3.83	670,000	663,961
US Treasury Bills 0% 1/8/2026 (i)	3.89 to 3.90	1,940,000	1,926,547
US Treasury Bills 0% 12/26/2025 (i)	3.93	970,000	964,416
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,575,170)			4,576,560

Money Market Funds - 2.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	4.18	399,776,335	399,856,291
Fidelity Securities Lending Cash Central Fund (j)(k)	4.18	296,852,861	296,882,546
TOTAL MONEY MARKET FUNDS (Cost $696,735,970)			696,738,837

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $16,036,962,393)	27,094,594,585
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(426,733,122)
NET ASSETS - 100.0%	26,667,861,463

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	3,141	12/19/2025	221,063,580	2,720,935	2,720,935

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $986,132,016 or 3.7% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,106,178,386 or 4.1% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $234,737,482 or 0.9% of net assets.

(g)	Level 3 security.
(h)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(i)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,576,560.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	43,779,377

Creditas Financial Solutions Ltd 5% 7/28/2027	1/28/2022 - 7/28/2023	33,309,389

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	9,491,694

Gupshup Inc	6/8/2021	12,944,653

Jumo World Holding Limited	9/6/2023	17,214,014

Meesho Series D2	7/15/2024	7,913,528

Meesho Series E	7/15/2024	1,318,128

Meesho Series E1	4/18/2024	1,789,200

Meesho Series F	9/21/2021 - 7/15/2024	34,290,258

Pine Labs Pvt Ltd	6/30/2021	3,582,120

Pine Labs Pvt Ltd Series 1	6/30/2021	8,560,919

Pine Labs Pvt Ltd Series A	6/30/2021	2,139,524

Pine Labs Pvt Ltd Series B	6/30/2021	2,327,819

Pine Labs Pvt Ltd Series B2	6/30/2021	1,882,997

Pine Labs Pvt Ltd Series C	6/30/2021	3,501,955

Pine Labs Pvt Ltd Series C1	6/30/2021	737,944

Pine Labs Pvt Ltd Series D	6/30/2021	789,398

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	418,942,894	8,533,693,993	8,552,803,698	14,867,729	23,101	1	399,856,291	399,776,335	0.7%
Fidelity Securities Lending Cash Central Fund	296,832,122	4,282,536,269	4,282,485,845	3,656,692	-	-	296,882,546	296,852,861	1.1%
Total	715,775,016	12,816,230,262	12,835,289,543	18,524,421	23,101	1	696,738,837

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Titan SA	157,508,017	-	93,235,631	10,540,320	47,793,353	(6,518,453)	-	-
Total	157,508,017	-	93,235,631	10,540,320	47,793,353	(6,518,453)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,335,595,987	648,983,063	1,686,612,924	-
Consumer Discretionary	3,602,695,438	1,831,856,018	1,770,839,420	-
Consumer Staples	1,022,485,366	1,022,485,366	-	-
Energy	932,889,957	932,889,847	-	110
Financials	5,707,465,490	4,139,407,271	1,565,081,678	2,976,541
Health Care	832,011,737	719,112,010	25,441,969	87,457,758
Industrials	1,583,860,866	1,583,860,866	-	-
Information Technology	7,427,490,993	3,534,271,702	3,893,219,291	-
Materials	1,680,009,858	1,498,448,555	181,561,243	60
Real Estate	324,703,619	292,849,809	31,853,810	-
Utilities	590,359,930	590,359,930	-	-

Convertible Corporate Bonds
Financials	39,764,748	-	-	39,764,748

Convertible Preferred Stocks
Communication Services	103,321,303	-	-	103,321,303
Consumer Discretionary	60,781,187	-	-	60,781,187
Health Care	5,339,565	-	-	5,339,565
Information Technology	2,581,548	-	-	2,581,548

Non-Convertible Preferred Stocks
Consumer Discretionary	141,921,596	141,921,596	-	-

U.S. Treasury Obligations	4,576,560	-	4,576,560	-

Money Market Funds	696,738,837	696,738,837	-	-
Total Investments in Securities:	27,094,594,585	17,633,184,870	9,159,186,895	302,222,820
Derivative Instruments:

Assets
Futures Contracts	2,720,935	2,720,935	-	-
Total Assets	2,720,935	2,720,935	-	-
Total Derivative Instruments:	2,720,935	2,720,935	-	-
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2025 ($)
Common Stocks	7,422,985	1,348,390	10,698,593	6,802,520	(2,913,504)	-	70,651,126	(3,575,641)	90,434,469	(4,490,696)
Convertible Preferred Stocks	165,022,154	(238,231)	28,345,971	45,311,114	(46,513,522)	-	-	(19,903,883)	172,023,603	19,564,611
Convertible Corporate Bonds	31,217,559	-	8,547,189	-	-	-	-	-	39,764,748	8,547,189

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,720,935	-
Total Equity Risk	2,720,935	-
Total Value of Derivatives	2,720,935	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Emerging Markets Opportunities Fund
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $281,870,140) - See accompanying schedule:
Unaffiliated issuers (cost $15,340,226,423)	$26,397,855,748
Fidelity Central Funds (cost $696,735,970)	696,738,837

Total Investment in Securities (cost $16,036,962,393)		$27,094,594,585
Cash		5,223
Foreign currency held at value (cost $12,337,672)		12,309,497
Receivable for investments sold		96,847,596
Receivable for fund shares sold		46,129,157
Dividends receivable		15,432,272
Interest receivable		3,790,036
Distributions receivable from Fidelity Central Funds		1,250,116
Receivable from investment adviser for expense reductions		210,371
Other receivables		4,026,670
Total assets		27,274,595,523
Liabilities
Payable for investments purchased	$72,525,804
Payable for fund shares redeemed	3,436,853
Payable for daily variation margin on futures contracts	353,853
Deferred taxes	230,516,524
Other payables and accrued expenses	3,018,480
Collateral on securities loaned	296,882,546
Total liabilities		606,734,060
Net Assets		$26,667,861,463
Net Assets consist of:
Paid in capital		$16,900,487,599
Total accumulated earnings (loss)		9,767,373,864
Net Assets		$26,667,861,463
Net Asset Value, offering price and redemption price per share ($26,667,861,463 ÷ 1,071,325,319 shares)		$24.89
Consolidated Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends (including $10,540,320 earned from affiliated issuers)		$588,448,200
Interest		2,108,014
Income from Fidelity Central Funds (including $3,656,692 from security lending)		18,524,421
Income before foreign taxes withheld		$609,080,635
Less foreign taxes withheld		(65,327,303)
Total income		543,753,332
Expenses
Custodian fees and expenses	$4,957,487
Independent trustees' fees and expenses	91,235
Interest	28,106
Miscellaneous	45
Total expenses before reductions	5,076,873
Expense reductions	(1,946,495)
Total expenses after reductions		3,130,378
Net Investment income (loss)		540,622,954
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $46,881,376)	858,072,157
Fidelity Central Funds	23,101
Other affiliated issuers	47,793,353
Foreign currency transactions	(13,771,952)
Futures contracts	12,683,638
Total net realized gain (loss)		904,800,297
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,213,993)	4,981,561,213
Fidelity Central Funds	1
Other affiliated issuers	(6,518,453)
Assets and liabilities in foreign currencies	567,666
Futures contracts	5,240,692
Total change in net unrealized appreciation (depreciation)		4,980,851,119
Net gain (loss)		5,885,651,416
Net increase (decrease) in net assets resulting from operations		$6,426,274,370
Consolidated Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$540,622,954	$539,024,949
Net realized gain (loss)	904,800,297	(223,415,784)
Change in net unrealized appreciation (depreciation)	4,980,851,119	4,873,294,424
Net increase (decrease) in net assets resulting from operations	6,426,274,370	5,188,903,589
Distributions to shareholders	(440,747,266)	(625,661,951)

Share transactions
Proceeds from sales of shares	2,869,220,136	3,520,958,422
Reinvestment of distributions	440,747,266	625,661,951
Cost of shares redeemed	(6,436,203,328)	(5,067,004,063)

Net increase (decrease) in net assets resulting from share transactions	(3,126,235,926)	(920,383,690)
Total increase (decrease) in net assets	2,859,291,178	3,642,857,948

Net Assets
Beginning of period	23,808,570,285	20,165,712,337
End of period	$26,667,861,463	$23,808,570,285

Other Information
Shares
Sold	143,029,372	194,453,520
Issued in reinvestment of distributions	23,295,310	37,987,975
Redeemed	(323,790,729)	(276,531,924)
Net increase (decrease)	(157,466,047)	(44,090,429)

Consolidated Financial Highlights
Fidelity® Series Emerging Markets Opportunities Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.38	$15.84	$14.17	$24.69	$21.49
Income from Investment Operations
Net investment income (loss) A,B	.48	.42	.46	.48	.47
Net realized and unrealized gain (loss)	5.41	3.61	1.58	(8.30)	3.48
Total from investment operations	5.89	4.03	2.04	(7.82)	3.95
Distributions from net investment income	(.38)	(.49)	(.37)	(.68)	(.33)
Distributions from net realized gain	-	-	-	(2.01)	(.41)
Total distributions	(.38)	(.49)	(.37)	(2.70) C	(.75) C
Net asset value, end of period	$24.89	$19.38	$15.84	$14.17	$24.69
Total Return D	31.02%	25.97%	14.40%	(35.33)%	18.44%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.02%	.03%	.03%	.03%	.03%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.33%	2.32%	2.82%	2.64%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$26,667,861	$23,808,570	$20,165,712	$22,330,277	$29,188,538
Portfolio turnover rate G	45%	49%	41%	37%	69%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series International Growth Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
AUSTRIA - 0.5%
Financials - 0.5%
Banks - 0.5%
Erste Group Bank AG	784,900	81,198,170
BELGIUM - 1.4%
Financials - 1.4%
Banks - 1.4%
KBC Group NV	1,911,100	229,644,967
CANADA - 1.7%
Industrials - 0.4%
Ground Transportation - 0.4%
Canadian Pacific Kansas City Ltd	968,140	69,669,081
Materials - 1.3%
Metals & Mining - 1.3%
Franco-Nevada Corp	1,105,928	206,582,352
TOTAL CANADA		276,251,433
CHINA - 1.8%
Communication Services - 1.8%
Interactive Media & Services - 1.8%
Tencent Holdings Ltd	3,659,700	297,269,243
DENMARK - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Novo Nordisk A/S Series B	1,199,500	59,053,442
FINLAND - 1.2%
Industrials - 1.2%
Machinery - 1.2%
Kone Oyj B Shares	2,947,689	196,792,105
FRANCE - 15.4%
Consumer Discretionary - 2.2%
Textiles, Apparel & Luxury Goods - 2.2%
LVMH Moet Hennessy Louis Vuitton SE	490,523	346,713,032
Health Care - 2.2%
Health Care Equipment & Supplies - 2.2%
EssilorLuxottica SA	949,324	347,201,817
Industrials - 10.9%
Aerospace & Defense - 8.5%
Airbus SE	2,254,000	555,771,407
Safran SA	2,285,900	812,222,589
		1,367,993,996
Electrical Equipment - 2.4%
Legrand SA	2,202,744	380,386,801
TOTAL INDUSTRIALS		1,748,380,797

Information Technology - 0.1%
Software - 0.1%
Lectra	599,942	15,905,032
TOTAL FRANCE		2,458,200,678
GERMANY - 5.4%
Communication Services - 0.3%
Entertainment - 0.3%
CTS Eventim AG & Co KGaA	539,347	48,242,238
Financials - 0.9%
Capital Markets - 0.9%
Deutsche Boerse AG	563,445	142,686,911
Information Technology - 4.2%
Software - 4.2%
SAP SE	2,621,800	681,858,146
TOTAL GERMANY		872,787,295
INDIA - 0.8%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Reliance Industries Ltd	4,083,800	68,384,615
Financials - 0.4%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar	5,604,092	62,332,226
TOTAL INDIA		130,716,841
ITALY - 0.5%
Industrials - 0.5%
Machinery - 0.5%
Interpump Group SpA	1,602,820	82,582,824
JAPAN - 14.1%
Communication Services - 2.2%
Entertainment - 2.2%
Nintendo Co Ltd	4,093,100	349,100,074
Consumer Discretionary - 0.6%
Specialty Retail - 0.6%
USS Co Ltd	8,242,111	91,026,364
Health Care - 1.0%
Health Care Equipment & Supplies - 1.0%
Hoya Corp	1,024,200	166,712,459
Industrials - 5.5%
Construction & Engineering - 0.3%
SHO-BOND Holdings Co Ltd	1,811,000	57,534,592
Machinery - 3.0%
Komatsu Ltd	3,421,900	114,465,890
Mitsubishi Heavy Industries Ltd	12,116,534	365,794,346
		480,260,236
Professional Services - 2.2%
Recruit Holdings Co Ltd	7,026,705	348,440,060
TOTAL INDUSTRIALS		886,234,888

Information Technology - 4.8%
Electronic Equipment, Instruments & Components - 2.2%
Azbil Corp	17,101,020	168,946,226
Keyence Corp	516,043	192,105,554
		361,051,780
Semiconductors & Semiconductor Equipment - 2.6%
Advantest Corp	2,758,000	412,998,985
TOTAL INFORMATION TECHNOLOGY		774,050,765

TOTAL JAPAN		2,267,124,550
NETHERLANDS - 6.2%
Industrials - 0.1%
Machinery - 0.1%
Aalberts NV	726,011	23,079,953
Information Technology - 6.1%
Semiconductors & Semiconductor Equipment - 6.1%
ASML Holding NV	774,559	819,675,489
BE Semiconductor Industries NV	947,351	161,173,906
		980,849,395
TOTAL NETHERLANDS		1,003,929,348
SPAIN - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Amadeus IT Group SA Class A	68,287	5,220,114
SWEDEN - 7.9%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Autoliv Inc (a)	557,134	65,073,251
Industrials - 6.9%
Building Products - 2.0%
Assa Abloy AB B Shares	8,395,237	316,370,867
Machinery - 4.3%
Atlas Copco AB A Shares	26,028,644	436,137,660
Epiroc AB A Shares	11,738,917	248,611,363
		684,749,023
Trading Companies & Distributors - 0.6%
AddTech AB B Shares	3,128,600	106,040,283
TOTAL INDUSTRIALS		1,107,160,173

Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
Lagercrantz Group AB B Shares	4,278,871	105,122,338
TOTAL SWEDEN		1,277,355,762
SWITZERLAND - 3.6%
Financials - 2.3%
Capital Markets - 2.3%
UBS Group AG	9,795,465	374,047,393
Industrials - 1.3%
Machinery - 1.3%
Schindler Holding AG	446,948	158,840,793
Schindler Holding AG	138,742	46,807,646
		205,648,439
TOTAL SWITZERLAND		579,695,832
TAIWAN - 4.0%
Information Technology - 4.0%
Semiconductors & Semiconductor Equipment - 4.0%
Taiwan Semiconductor Manufacturing Co Ltd	13,341,885	644,433,723
UNITED KINGDOM - 13.0%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Rightmove PLC	3,979,176	34,919,322
Consumer Discretionary - 5.6%
Hotels, Restaurants & Leisure - 5.1%
Compass Group PLC	15,553,100	514,805,132
InterContinental Hotels Group PLC ADR	2,563,416	311,352,507
		826,157,639
Leisure Products - 0.5%
Games Workshop Group PLC	385,300	80,632,659
TOTAL CONSUMER DISCRETIONARY		906,790,298

Financials - 1.5%
Capital Markets - 1.5%
3i Group PLC	1,957,200	113,264,377
London Stock Exchange Group PLC	1,001,617	124,827,889
		238,092,266
Industrials - 5.3%
Aerospace & Defense - 2.7%
BAE Systems PLC	17,690,650	435,782,406
Professional Services - 2.1%
RELX PLC	7,579,200	334,973,327
Trading Companies & Distributors - 0.5%
Howden Joinery Group PLC	6,547,400	74,272,393
TOTAL INDUSTRIALS		845,028,126

Information Technology - 0.4%
Software - 0.4%
Sage Group PLC/The	3,921,700	59,221,519
TOTAL UNITED KINGDOM		2,084,051,531
UNITED STATES - 20.7%
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
PriceSmart Inc	484,927	55,737,509
Financials - 5.3%
Capital Markets - 1.6%
Moody's Corp	360,130	172,970,439
S&P Global Inc	162,854	79,344,097
		252,314,536
Financial Services - 3.1%
Mastercard Inc Class A	448,131	247,363,831
Visa Inc Class A	738,870	251,762,564
		499,126,395
Insurance - 0.6%
Marsh & McLennan Cos Inc	579,115	103,169,337
TOTAL FINANCIALS		854,610,268

Industrials - 6.5%
Electrical Equipment - 5.4%
GE Vernova Inc	576,600	337,391,724
Schneider Electric SE	1,842,900	525,097,385
		862,489,109
Professional Services - 1.1%
Experian PLC	3,791,577	176,858,865
TOTAL INDUSTRIALS		1,039,347,974

Materials - 8.6%
Chemicals - 3.7%
Linde PLC	1,082,801	452,935,658
Sherwin-Williams Co/The	414,981	143,143,546
		596,079,204
Construction Materials - 4.9%
CRH PLC	5,965,840	710,531,544
Holcim AG	700,000	62,230,865
		772,762,409
TOTAL MATERIALS		1,368,841,613

TOTAL UNITED STATES		3,318,537,364
TOTAL COMMON STOCKS (Cost $9,036,535,438)		15,864,845,222

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
CHINA - 0.3%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Bytedance Ltd Series E1 (b)(c)(d) (Cost $18,859,141)	172,113	44,508,422

Money Market Funds - 1.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $309,869,261)	4.18	309,807,300	309,869,261

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $9,365,263,840)	16,219,222,905
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(133,682,212)
NET ASSETS - 100.0%	16,085,540,693

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $44,508,422 or 0.3% of net assets.

(d)	Level 3 security.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bytedance Ltd Series E1	11/18/2020	18,859,141

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	224,016,378	3,797,453,952	3,711,596,219	11,435,984	(4,850)	-	309,869,261	309,807,300	0.6%
Fidelity Securities Lending Cash Central Fund	13,132,161	184,731,072	197,863,233	349,445	-	-	-	-	0.0%
Total	237,148,539	3,982,185,024	3,909,459,452	11,785,429	(4,850)	-	309,869,261

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	729,530,877	83,161,560	646,369,317	-
Consumer Discretionary	1,414,823,059	553,304,895	861,518,164	-
Consumer Staples	55,737,509	55,737,509	-	-
Energy	68,384,615	68,384,615	-	-
Financials	1,982,612,201	1,601,833,024	380,779,177	-
Health Care	572,967,718	513,914,276	59,053,442	-
Industrials	6,203,924,360	1,401,622,757	4,802,301,603	-
Information Technology	3,261,440,918	1,522,150,064	1,739,290,854	-
Materials	1,575,423,965	1,513,193,100	62,230,865	-

Convertible Preferred Stocks
Communication Services	44,508,422	-	-	44,508,422

Money Market Funds	309,869,261	309,869,261	-	-
Total Investments in Securities:	16,219,222,905	7,623,171,061	8,551,543,422	44,508,422
Fidelity® Series International Growth Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $2,861,600) - See accompanying schedule:
Unaffiliated issuers (cost $9,055,394,579)	$15,909,353,644
Fidelity Central Funds (cost $309,869,261)	309,869,261

Total Investment in Securities (cost $9,365,263,840)		$16,219,222,905
Cash		55,988
Foreign currency held at value (cost $4,723,454)		4,711,009
Receivable for investments sold		11,625,079
Receivable for fund shares sold		753,239
Dividends receivable		15,034,616
Reclaims receivable		47,407,562
Interest receivable		1,539
Distributions receivable from Fidelity Central Funds		1,083,106
Other receivables		128,984
Total assets		16,300,024,027
Liabilities
Payable for investments purchased	$63,651,190
Payable for fund shares redeemed	144,070,306
Other payables and accrued expenses	6,761,838
Total liabilities		214,483,334
Net Assets		$16,085,540,693
Net Assets consist of:
Paid in capital		$8,035,713,658
Total accumulated earnings (loss)		8,049,827,035
Net Assets		$16,085,540,693
Net Asset Value, offering price and redemption price per share ($16,085,540,693 ÷ 769,505,712 shares)		$20.90
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$211,659,051
Foreign Tax Reclaims		23,887,079
Income from Fidelity Central Funds (including $349,445 from security lending)		11,785,429
Income before foreign taxes withheld		$247,331,559
Less foreign taxes withheld		(17,359,589)
Total income		229,971,970
Expenses
Custodian fees and expenses	$585,932
Independent trustees' fees and expenses	59,489
Interest	10,869
Total expenses		656,290
Net Investment income (loss)		229,315,680
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,146,070,544
Redemptions in-kind	280,869,364
Fidelity Central Funds	(4,850)
Foreign currency transactions	(4,367,225)
Total net realized gain (loss)		1,422,567,833
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,163,647)	901,972,296
Assets and liabilities in foreign currencies	2,854,621
Total change in net unrealized appreciation (depreciation)		904,826,917
Net gain (loss)		2,327,394,750
Net increase (decrease) in net assets resulting from operations		$2,556,710,430
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$229,315,680	$217,289,494
Net realized gain (loss)	1,422,567,833	997,612,291
Change in net unrealized appreciation (depreciation)	904,826,917	2,107,097,767
Net increase (decrease) in net assets resulting from operations	2,556,710,430	3,321,999,552
Distributions to shareholders	(578,924,668)	(186,414,240)

Share transactions
Proceeds from sales of shares	2,138,905,253	2,548,527,172
Reinvestment of distributions	578,924,668	186,414,240
Cost of shares redeemed	(3,584,020,289)	(3,744,668,063)

Net increase (decrease) in net assets resulting from share transactions	(866,190,368)	(1,009,726,651)
Total increase (decrease) in net assets	1,111,595,394	2,125,858,661

Net Assets
Beginning of period	14,973,945,299	12,848,086,638
End of period	$16,085,540,693	$14,973,945,299

Other Information
Shares
Sold	114,148,794	141,532,404
Issued in reinvestment of distributions	31,931,863	11,408,460
Redeemed	(188,609,753)	(208,810,528)
Net increase (decrease)	(42,529,096)	(55,869,664)

Financial Highlights
Fidelity® Series International Growth Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$18.44	$14.80	$13.75	$20.51	$18.01
Income from Investment Operations
Net investment income (loss) A,B	.29	.26	.22	.21	.20
Net realized and unrealized gain (loss)	2.92	3.60	1.33	(5.38)	5.19
Total from investment operations	3.21	3.86	1.55	(5.17)	5.39
Distributions from net investment income	(.28)	(.22)	(.20)	(.28)	(.24)
Distributions from net realized gain	(.47)	-	(.30)	(1.31)	(2.65)
Total distributions	(.75)	(.22)	(.50)	(1.59)	(2.89)
Net asset value, end of period	$20.90	$18.44	$14.80	$13.75	$20.51
Total Return C	18.02%	26.26%	11.31%	(27.31)%	33.10%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- % F	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	-% F	.01%	.01%	.01%	.01%
Net investment income (loss)	1.52%	1.44%	1.42%	1.32%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$16,085,541	$14,973,945	$12,848,087	$12,392,171	$15,467,124
Portfolio turnover rate G	36 % H	26% H	19% H	22% H	24%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series International Small Cap Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
AUSTRALIA - 2.7%
Consumer Staples - 0.1%
Beverages - 0.1%
Treasury Wine Estates Ltd	850,000	3,331,368
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Whitehaven Coal Ltd	2,125,000	10,010,790
Financials - 1.4%
Financial Services - 0.1%
Cuscal Ltd	2,050,000	5,593,283
Insurance - 1.3%
nib holdings Ltd/Australia	1,204,263	5,941,138
Steadfast Group Ltd	10,434,645	38,233,374
		44,174,512
TOTAL FINANCIALS		49,767,795

Industrials - 0.0%
Aerospace & Defense - 0.0%
DroneShield Ltd (a)(b)	724,876	1,816,517
Materials - 0.9%
Metals & Mining - 0.9%
Imdex Ltd	15,781,906	35,521,788
TOTAL AUSTRALIA		100,448,258
AUSTRIA - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
AT&S Austria Technologie & Systemtechnik AG (a)	128,466	4,775,462
BAILIWICK OF JERSEY - 1.1%
Financials - 1.1%
Capital Markets - 1.1%
JTC PLC (b)(c)	2,395,000	41,027,902
BELGIUM - 2.1%
Financials - 1.9%
Banks - 1.9%
KBC Ancora	886,579	69,694,623
Health Care - 0.2%
Health Care Equipment & Supplies - 0.0%
Ion Beam Applications (d)	71,326	897,776
Health Care Providers & Services - 0.2%
Fagron	257,500	6,114,232
TOTAL HEALTH CARE		7,012,008

Real Estate - 0.0%
Industrial REITs - 0.0%
Warehouses De Pauw CVA	138,500	3,515,317
TOTAL BELGIUM		80,221,948
CANADA - 3.8%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Mty Food Group Inc	117,800	2,842,217
Energy - 0.6%
Energy Equipment & Services - 0.2%
Pason Systems Inc	651,500	5,550,907
TerraVest Industries Inc	22,000	2,129,806
		7,680,713
Oil, Gas & Consumable Fuels - 0.4%
South Bow Corp	500,000	12,969,235
TOTAL ENERGY		20,649,948

Industrials - 1.3%
Trading Companies & Distributors - 1.3%
Richelieu Hardware Ltd	1,717,620	47,087,440
Information Technology - 0.4%
Software - 0.4%
Lumine Group Inc Subordinate Voting Shares (a)(b)	685,000	16,361,271
Materials - 1.4%
Metals & Mining - 1.4%
OR Royalties Inc	1,534,700	49,239,956
Triple Flag Precious Metals Corp	100,000	2,777,084
		52,017,040
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Real Matters Inc (a)	950,000	4,985,206
TOTAL CANADA		143,943,122
CHINA - 0.4%
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Chlitina Holding Ltd	2,306,670	7,494,542
Health Care - 0.2%
Pharmaceuticals - 0.2%
Consun Pharmaceutical Group Ltd	3,000,000	5,802,678
TOTAL CHINA		13,297,220
DENMARK - 0.1%
Consumer Staples - 0.1%
Beverages - 0.1%
Royal Unibrew A/S	38,600	2,916,916
EGYPT - 0.2%
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Integrated Diagnostics Holdings PLC (b)(c)	15,331,734	8,585,771
FRANCE - 3.5%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Maisons du Monde SA (a)(b)(c)	184,072	433,889
Consumer Staples - 0.3%
Beverages - 0.3%
Laurent-Perrier	97,649	10,535,159
Energy - 0.1%
Energy Equipment & Services - 0.1%
Vallourec SACA	244,300	4,546,309
Health Care - 0.6%
Pharmaceuticals - 0.6%
Vetoquinol SA	261,180	22,458,265
Industrials - 2.1%
Aerospace & Defense - 1.2%
Exail Technologies SA (a)(d)	99,700	9,549,786
LISI SA	582,388	34,101,508
		43,651,294
Commercial Services & Supplies - 0.3%
Elis SA	420,000	11,696,170
Ground Transportation - 0.3%
Stef SA (d)	75,000	10,460,299
Trading Companies & Distributors - 0.3%
Thermador Groupe	107,619	9,477,194
TOTAL INDUSTRIALS		75,284,957

Information Technology - 0.2%
Software - 0.2%
Lectra	344,159	9,123,982
Real Estate - 0.2%
Industrial REITs - 0.1%
ARGAN SA	45,000	3,501,174
Retail REITs - 0.1%
Carmila SA	280,000	5,105,779
TOTAL REAL ESTATE		8,606,953

TOTAL FRANCE		130,989,514
GERMANY - 5.2%
Communication Services - 2.3%
Entertainment - 1.6%
CTS Eventim AG & Co KGaA	676,834	60,539,851
Interactive Media & Services - 0.7%
Scout24 SE (b)(c)	220,500	25,466,764
TOTAL COMMUNICATION SERVICES		86,006,615

Consumer Discretionary - 1.4%
Specialty Retail - 1.4%
Auto1 Group SE (a)	1,102,100	38,669,015
Fielmann Group AG	265,300	14,479,537
		53,148,552
Industrials - 1.1%
Aerospace & Defense - 0.7%
Montana Aerospace Ag (a)(b)(c)	120,000	4,749,301
Rheinmetall AG	11,800	23,142,561
		27,891,862
Machinery - 0.4%
Norma Group SE	86,902	1,408,356
Stabilus SE	486,358	12,193,062
		13,601,418
TOTAL INDUSTRIALS		41,493,280

Information Technology - 0.2%
IT Services - 0.1%
Bechtle AG	118,500	5,004,622
Software - 0.1%
Atoss Software SE	20,400	2,732,334
TOTAL INFORMATION TECHNOLOGY		7,736,956

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
TAG Immobilien AG	450,000	7,463,985
TOTAL GERMANY		195,849,388
GREECE - 0.3%
Industrials - 0.3%
Transportation Infrastructure - 0.3%
Athens International Airport SA	947,400	10,942,047
HUNGARY - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Richter Gedeon Nyrt	151,700	4,675,779
INDONESIA - 0.3%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Selamat Sempurna Tbk PT	59,800,000	6,904,149
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Sumber Alfaria Trijaya Tbk PT	35,000,000	4,230,307
TOTAL INDONESIA		11,134,456
IRELAND - 1.5%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Cairn Homes PLC	5,041,234	11,232,046
Industrials - 0.9%
Machinery - 0.0%
Mincon Group Plc	3,809,284	1,975,847
Trading Companies & Distributors - 0.9%
AerCap Holdings NV	246,000	32,039,040
TOTAL INDUSTRIALS		34,014,887

Real Estate - 0.3%
Residential REITs - 0.3%
Irish Residential Properties Reit PLC	10,949,300	11,712,020
TOTAL IRELAND		56,958,953
ISRAEL - 2.0%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Max Stock Ltd	291,100	2,090,485
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energean PLC (d)	391,300	4,955,450
Financials - 1.0%
Capital Markets - 1.0%
Tel Aviv Stock Exchange Ltd	1,594,457	37,189,072
Information Technology - 0.8%
Communications Equipment - 0.8%
Ituran Location and Control Ltd	778,735	29,989,085
TOTAL ISRAEL		74,224,092
ITALY - 3.7%
Consumer Discretionary - 0.1%
Household Durables - 0.1%
De' Longhi SpA	115,300	4,202,315
Consumer Staples - 0.1%
Beverages - 0.1%
Davide Campari-Milano NV	437,500	3,042,852
Financials - 0.4%
Capital Markets - 0.1%
Banca Generali SpA	72,400	4,089,141
Financial Services - 0.3%
BFF Bank SpA (a)(b)(c)	529,000	6,378,004
Generalfinance Spa	245,000	5,436,186
		11,814,190
TOTAL FINANCIALS		15,903,331

Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
GVS SpA (a)(b)(c)	533,200	2,642,750
Industrials - 3.0%
Commercial Services & Supplies - 0.3%
doValue SpA (a)(b)(c)	3,700,000	11,540,562
Machinery - 2.6%
Interpump Group SpA	1,918,137	98,829,046
Passenger Airlines - 0.1%
Wizz Air Holdings Plc (a)(b)(c)	170,000	2,338,255
TOTAL INDUSTRIALS		112,707,863

TOTAL ITALY		138,499,111
JAPAN - 30.9%
Consumer Discretionary - 5.1%
Distributors - 0.2%
Central Automotive Products Ltd	692,337	8,072,997
Diversified Consumer Services - 0.5%
Aucnet Inc	1,415,620	18,500,154
Hotels, Restaurants & Leisure - 2.9%
Curves Holdings Co Ltd (e)	5,524,859	26,063,023
Gift Holdings Inc (d)	721,900	15,130,342
Koshidaka Holdings Co Ltd (d)(e)	5,242,659	40,142,351
Kyoritsu Maintenance Co Ltd	168,300	3,279,507
Metaplanet Inc (a)	725,000	2,309,876
Monogatari Corp/The	925,488	23,150,712
		110,075,811
Leisure Products - 0.2%
Roland Corp	13,700	290,694
Yonex Co Ltd	235,000	6,053,793
		6,344,487
Specialty Retail - 1.3%
Intermestic Inc	300,000	4,247,615
JINS Holdings Inc	44,800	2,261,657
USS Co Ltd	3,870,500	42,746,033
		49,255,305
TOTAL CONSUMER DISCRETIONARY		192,248,754

Consumer Staples - 2.5%
Consumer Staples Distribution & Retail - 2.0%
Belc Co Ltd	130,000	6,107,326
Daikokutenbussan Co Ltd	236,400	9,510,609
Kato Sangyo Co Ltd	100,000	3,841,412
Kusuri no Aoki Holdings Co Ltd (d)	593,574	15,044,450
Qol Holdings Co Ltd	630,000	7,951,139
Tsuruha Holdings Inc	576,100	10,007,266
Welcia Holdings Co Ltd	250,000	4,986,698
YAKUODO Holdings Co Ltd	914,600	12,071,224
		69,520,124
Food Products - 0.3%
Iwatsuka Confectionery Co Ltd	211,600	4,101,286
Kewpie Corp	103,200	2,860,751
Kotobuki Spirits Co Ltd	410,200	4,920,218
		11,882,255
Household Products - 0.0%
Transaction Co Ltd	281,800	1,868,792
Personal Care Products - 0.2%
Artnature Inc	1,124,900	6,160,636
Rohto Pharmaceutical Co Ltd	180,000	2,790,344
		8,950,980
TOTAL CONSUMER STAPLES		92,222,151

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Itochu Enex Co Ltd	220,700	2,607,842
Iwatani Corp	620,000	6,463,111
San-Ai Obbli Co Ltd	1,268,872	16,812,904
		25,883,857
Financials - 2.5%
Banks - 2.5%
Chiba Bank Ltd/The (d)	1,769,000	17,281,354
Hachijuni Bank Ltd/The	2,335,500	23,542,919
Hokuhoku Financial Group Inc	1,447,600	35,497,246
Kyoto Financial Group Inc	860,212	17,437,559
		93,759,078
Health Care - 1.7%
Health Care Equipment & Supplies - 1.0%
Asahi Intecc Co Ltd	257,600	4,090,242
Medikit Co Ltd	658,800	11,580,619
Nagaileben Co Ltd	1,528,000	17,430,563
Techno Medica Co Ltd	283,000	3,448,666
		36,550,090
Health Care Providers & Services - 0.3%
As One Corp	599,500	9,797,163
Health Care Technology - 0.4%
M3 Inc	200,000	2,802,972
Software Service Inc (d)	154,100	13,699,111
		16,502,083
TOTAL HEALTH CARE		62,849,336

Industrials - 7.2%
Building Products - 0.1%
Nichias Corp	116,900	4,372,276
Commercial Services & Supplies - 2.3%
CTS Co Ltd	500,000	2,884,303
Daiei Kankyo Co Ltd	1,056,100	23,505,438
Japan Elevator Service Holdings Co Ltd	2,989,600	35,257,920
Park24 Co Ltd (d)	650,000	7,600,415
Prestige International Inc	1,065,000	4,581,760
Pronexus Inc	1,122,177	7,966,139
		81,795,975
Construction & Engineering - 0.9%
SHO-BOND Holdings Co Ltd	1,108,800	35,226,039
Electrical Equipment - 0.4%
Fuji Electric Co Ltd	155,000	11,123,873
SWCC Corp	117,200	5,718,928
		16,842,801
Machinery - 2.0%
DMG Mori Co Ltd (d)	174,900	2,723,768
Ebara Corp	240,000	6,433,327
Japan Steel Works Ltd/The	53,600	3,526,728
Kawasaki Heavy Industries Ltd	46,600	3,749,530
Mitsuboshi Belting Ltd	272,952	6,579,824
Moriya Transportation Engineering & Manufacturing Co Ltd	335,500	10,721,806
NS Tool Co Ltd (e)	1,444,000	7,177,367
Takeuchi Manufacturing Co Ltd	230,400	9,523,379
Tocalo Co Ltd	1,473,649	21,658,653
		72,094,382
Professional Services - 1.3%
BayCurrent Inc	109,500	5,019,905
Funai Soken Holdings Inc	455,457	7,178,671
MEITEC Group Holdings Inc	144,000	2,953,630
Timee Inc (a)(d)	1,727,500	16,747,031
Visional Inc (a)	268,100	18,649,225
		50,548,462
Trading Companies & Distributors - 0.2%
Inaba Denki Sangyo Co Ltd	147,800	4,356,988
Mitani Corp	296,500	4,463,565
		8,820,553
TOTAL INDUSTRIALS		269,700,488

Information Technology - 8.7%
Electronic Equipment, Instruments & Components - 3.9%
Ai Holdings Corp	376,292	6,543,784
Azbil Corp	10,348,460	102,235,613
Dexerials Corp	306,900	4,974,604
Ibiden Co Ltd	206,200	19,554,948
Maruwa Co Ltd/Aichi	14,300	4,070,735
Rigaku Holdings Corp (d)	750,000	4,813,121
		142,192,805
IT Services - 2.3%
NSD Co Ltd	2,064,580	44,155,836
Obic Co Ltd	313,000	9,722,477
Softcreate Holdings Corp	200,000	2,768,153
System Support Holdings Inc	123,100	2,432,285
TIS Inc	829,836	28,619,676
		87,698,427
Semiconductors & Semiconductor Equipment - 0.5%
Shibaura Mechatronics Corp	106,400	12,613,899
SUMCO Corp	569,000	5,824,395
		18,438,294
Software - 1.8%
Broadleaf Co Ltd	3,405,173	16,395,032
m-up Holdings Inc	1,270,939	15,933,127
Miroku Jyoho Service Co Ltd	508,891	5,824,954
Money Forward Inc (a)	120,000	3,503,990
Systena Corp	3,400,000	11,715,009
WingArc1st Inc	655,760	14,297,279
		67,669,391
Technology Hardware, Storage & Peripherals - 0.2%
MCJ Co Ltd	866,500	8,186,515
TOTAL INFORMATION TECHNOLOGY		324,185,432

Materials - 1.6%
Chemicals - 1.4%
Kuraray Co Ltd	429,900	4,665,549
Nihon Parkerizing Co Ltd	1,391,518	12,090,342
Osaka Soda Co Ltd (d)	443,900	4,746,916
SK Kaken Co Ltd	496,920	29,245,762
		50,748,569
Construction Materials - 0.2%
Maeda Kosen Co Ltd	640,900	8,018,008
TOTAL MATERIALS		58,766,577

Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Arealink Co Ltd	747,000	4,929,589
Goldcrest Co Ltd	1,023,700	22,186,477
Katitas Co Ltd	190,000	3,093,310
Relo Group Inc	340,000	3,657,907
		33,867,283
TOTAL JAPAN		1,153,482,956
KOREA (SOUTH) - 0.4%
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
BGF retail Co Ltd	157,318	11,403,205
Materials - 0.1%
Chemicals - 0.1%
Soulbrain Co Ltd	18,000	3,564,082
TOTAL KOREA (SOUTH)		14,967,287
NETHERLANDS - 4.9%
Financials - 0.3%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	214,930	12,560,371
Industrials - 2.5%
Construction & Engineering - 0.4%
Koninklijke Heijmans N.V depository receipt	200,000	14,177,595
Electrical Equipment - 0.1%
TKH Group NV depository receipt	117,600	5,202,472
Machinery - 1.8%
Aalberts NV	2,149,335	68,327,547
Professional Services - 0.1%
Arcadis NV	60,600	2,893,211
Trading Companies & Distributors - 0.1%
IMCD NV	35,000	3,630,041
TOTAL INDUSTRIALS		94,230,866

Information Technology - 2.1%
Semiconductors & Semiconductor Equipment - 2.1%
BE Semiconductor Industries NV	457,870	77,897,945
TOTAL NETHERLANDS		184,689,182
NORWAY - 1.7%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Europris ASA (b)(c)	647,300	5,578,823
Energy - 0.2%
Energy Equipment & Services - 0.2%
TGS ASA	720,000	6,226,720
Financials - 0.1%
Banks - 0.1%
SpareBank 1 SMN	304,700	5,602,924
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
Medistim ASA	393,375	10,602,105
Industrials - 0.9%
Aerospace & Defense - 0.8%
Kongsberg Gruppen ASA	1,084,540	27,736,515
Construction & Engineering - 0.1%
Norconsult Norge AS	1,127,500	5,214,934
TOTAL INDUSTRIALS		32,951,449

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Selvaag Bolig ASA	840,200	2,733,133
TOTAL NORWAY		63,695,154
PHILIPPINES - 0.5%
Industrials - 0.5%
Transportation Infrastructure - 0.5%
International Container Terminal Services Inc	2,200,000	19,860,500
POLAND - 0.0%
Information Technology - 0.0%
IT Services - 0.0%
Sygnity SA (a)	65,725	1,761,920
SINGAPORE - 0.3%
Industrials - 0.3%
Construction & Engineering - 0.3%
Boustead Singapore Ltd	9,400,000	12,927,167
SPAIN - 1.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.1%
CIE Automotive SA	120,000	4,025,054
Household Durables - 0.1%
Neinor Homes SA (b)(c)	152,500	3,033,948
TOTAL CONSUMER DISCRETIONARY		7,059,002

Consumer Staples - 0.1%
Food Products - 0.1%
Viscofan SA	70,000	4,348,948
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Clinica Baviera SA	95,000	4,610,024
Industrials - 0.7%
Air Freight & Logistics - 0.1%
Logista Integral SA	154,600	5,153,535
Commercial Services & Supplies - 0.1%
Befesa SA (b)(c)	140,000	4,631,348
Machinery - 0.5%
Fluidra SA	574,020	16,620,501
TOTAL INDUSTRIALS		26,405,384

Materials - 0.1%
Containers & Packaging - 0.1%
Vidrala SA	37,700	3,589,375
Vidrala SA rights 11/12/2025 (a)	37,700	178,165
		3,767,540
TOTAL SPAIN		46,190,898
SWEDEN - 11.0%
Consumer Discretionary - 1.3%
Automobile Components - 0.6%
Autoliv Inc	160,900	18,793,120
Dometic Group AB (c)	677,800	3,331,834
		22,124,954
Broadline Retail - 0.2%
Rusta AB	1,055,549	6,977,551
Hotels, Restaurants & Leisure - 0.2%
Betsson AB B Shares	435,000	6,808,716
Household Durables - 0.1%
JM AB	315,300	4,503,693
Specialty Retail - 0.2%
BHG Group AB (a)	2,241,400	6,799,521
TOTAL CONSUMER DISCRETIONARY		47,214,435

Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Apotea Sverige AB (a)	750,000	6,544,565
Financials - 0.0%
Banks - 0.0%
Noba (a)	256,965	2,588,516
Health Care - 0.6%
Life Sciences Tools & Services - 0.6%
AddLife AB B Shares	1,055,523	22,820,918
Industrials - 5.3%
Aerospace & Defense - 0.6%
INVISIO AB	683,872	21,775,351
Machinery - 0.2%
Beijer Alma AB B Shares	263,600	8,074,272
Trading Companies & Distributors - 4.5%
AddTech AB B Shares	3,057,896	103,643,853
Bergman & Beving AB B Shares	1,823,090	64,574,067
		168,217,920
TOTAL INDUSTRIALS		198,067,543

Information Technology - 3.0%
Electronic Equipment, Instruments & Components - 3.0%
Lagercrantz Group AB B Shares	4,575,199	112,402,457
Materials - 0.2%
Chemicals - 0.1%
Kb Components Ab	900,000	4,300,940
Metals & Mining - 0.1%
Alleima AB	360,186	3,120,266
TOTAL MATERIALS		7,421,206

Real Estate - 0.5%
Real Estate Management & Development - 0.5%
John Mattson Fastighetsforetagen AB (a)	2,434,706	17,068,121
TOTAL SWEDEN		414,127,761
SWITZERLAND - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
VZ Holding AG	25,092	4,895,240
TAIWAN - 1.1%
Communication Services - 0.6%
Interactive Media & Services - 0.6%
Addcn Technology Co Ltd (e)	3,559,432	20,238,502
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.1%
Unimicron Technology Corp	635,000	3,373,269
Semiconductors & Semiconductor Equipment - 0.4%
eMemory Technology Inc	258,000	16,681,396
TOTAL INFORMATION TECHNOLOGY		20,054,665

TOTAL TAIWAN		40,293,167
TURKEY - 0.2%
Industrials - 0.2%
Electrical Equipment - 0.2%
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	3,000,000	7,005,279
UNITED KINGDOM - 17.7%
Communication Services - 2.9%
Diversified Telecommunication Services - 1.1%
Zegona Communications plc (a)	2,620,000	42,335,296
Interactive Media & Services - 1.7%
Baltic Classifieds Group PLC	11,927,600	46,224,400
Rightmove PLC	2,199,463	19,301,423
		65,525,823
Media - 0.1%
4imprint Group PLC	55,600	2,432,289
TOTAL COMMUNICATION SERVICES		110,293,408

Consumer Discretionary - 4.6%
Automobile Components - 0.1%
AB Dynamics PLC	200,000	3,323,661
Broadline Retail - 0.1%
B&M European Value Retail SA	1,600,000	3,776,099
Distributors - 0.2%
Inchcape PLC	610,300	6,125,378
Hotels, Restaurants & Leisure - 1.6%
Dp Poland PLC (a)	42,210,188	4,297,493
InterContinental Hotels Group PLC ADR	436,900	53,065,874
On the Beach Group PLC (b)(c)	1,556,800	4,345,982
		61,709,349
Household Durables - 0.1%
Vistry Group PLC (a)	409,700	3,467,232
Leisure Products - 2.3%
Games Workshop Group PLC	393,242	82,294,702
Specialty Retail - 0.1%
Pets at Home Group Plc	1,335,600	3,758,305
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC (a)	246,800	4,012,237
TOTAL CONSUMER DISCRETIONARY		168,466,963

Consumer Staples - 0.1%
Food Products - 0.1%
Cranswick PLC	44,100	2,859,051
Premier Foods PLC	1,065,400	2,552,900
		5,411,951
Energy - 0.1%
Energy Equipment & Services - 0.1%
Subsea 7 SA	156,900	2,865,612
Financials - 0.7%
Capital Markets - 0.3%
Allfunds Group Plc	650,000	4,944,869
St James's Place PLC	266,700	4,545,970
		9,490,839
Financial Services - 0.2%
Enity Holding AB	580,000	5,788,858
Insurance - 0.2%
Lancashire Holdings Ltd	661,924	5,808,725
Sabre Insurance Group PLC (b)(c)	1,981,347	3,487,880
		9,296,605
TOTAL FINANCIALS		24,576,302

Industrials - 6.1%
Aerospace & Defense - 0.3%
Avon Technologies PLC	449,600	11,304,840
Air Freight & Logistics - 0.1%
Ferrari Group PLC	505,000	4,872,079
Industrial Conglomerates - 0.4%
DCC PLC	230,000	15,137,765
Machinery - 1.7%
Bodycote PLC	5,454,561	44,212,103
IMI PLC	170,800	5,358,193
Rotork PLC	782,600	3,518,164
Spirax Group PLC	120,897	11,268,448
		64,356,908
Marine Transportation - 0.4%
Clarkson PLC	290,634	13,840,463
Trading Companies & Distributors - 3.2%
Diploma PLC	543,800	40,077,282
Howden Joinery Group PLC	6,037,682	68,490,255
RS GROUP PLC	1,197,500	8,754,612
		117,322,149
TOTAL INDUSTRIALS		226,834,204

Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.3%
Oxford Instruments PLC	525,000	13,048,982
IT Services - 0.1%
Kainos Group PLC	350,000	4,331,269
Software - 0.5%
Pinewood Technologies Group PLC (a)	1,600,000	7,745,575
Sage Group PLC/The	690,000	10,419,677
		18,165,252
TOTAL INFORMATION TECHNOLOGY		35,545,503

Materials - 1.5%
Chemicals - 0.0%
Synthomer PLC (a)(d)	803,322	566,709
Construction Materials - 1.0%
SigmaRoc PLC (a)	24,175,473	36,650,254
Metals & Mining - 0.5%
Hill & Smith PLC	675,514	19,123,960
TOTAL MATERIALS		56,340,923

Real Estate - 0.8%
Real Estate Management & Development - 0.3%
Grainger PLC	1,156,700	2,847,649
LSL Property Services PLC	689,000	2,308,105
Savills PLC	369,600	4,894,279
		10,050,033
Retail REITs - 0.2%
Shaftesbury Capital PLC	4,250,000	7,838,848
Specialized REITs - 0.3%
Big Yellow Group PLC (The)	750,000	10,956,258
TOTAL REAL ESTATE		28,845,139

TOTAL UNITED KINGDOM		659,180,005
UNITED STATES - 1.0%
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
PriceSmart Inc	209,112	24,035,333
Financials - 0.3%
Capital Markets - 0.3%
Morningstar Inc	53,246	11,304,126
Health Care - 0.1%
Biotechnology - 0.1%
Legend Biotech Corp ADR (a)	120,000	3,888,000
TOTAL UNITED STATES		39,227,459
TOTAL COMMON STOCKS (Cost $2,468,916,249)		3,680,793,914

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (f)(g)	283	3,144,362
Valsoft Corp Series A-1.3 (f)(g)	100	1,111,082
Valsoft Corp Series A-1.4 (f)(g)	130	1,444,407

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,018,659)		5,699,851

Money Market Funds - 3.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	4.18	57,874,569	57,886,143
Fidelity Securities Lending Cash Central Fund (h)(i)	4.18	63,933,969	63,940,363
TOTAL MONEY MARKET FUNDS (Cost $121,825,612)			121,826,506

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $2,596,760,520)	3,808,320,271
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(57,340,534)
NET ASSETS - 100.0%	3,750,979,737

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $142,418,967 or 3.8% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $127,573,013 or 3.4% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Affiliated company.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,699,851 or 0.2% of net assets.

(g)	Level 3 security.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Valsoft Corp Series A-1.2	3/14/2025	3,314,981

Valsoft Corp Series A-1.3	3/17/2025	992,687

Valsoft Corp Series A-1.4	3/17/2025	1,710,991

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	105,739,573	1,545,043,291	1,592,898,348	2,825,882	1,627	-	57,886,143	57,874,569	0.1%
Fidelity Securities Lending Cash Central Fund	28,491,024	918,292,299	882,842,960	824,383	-	-	63,940,363	63,933,969	0.2%
Total	134,230,597	2,463,335,590	2,475,741,308	3,650,265	1,627	-	121,826,506

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Addcn Technology Co Ltd	20,624,736	-	-	919,291	-	(386,234)	20,238,502	3,559,432
Curves Holdings Co Ltd	28,078,149	1,026,647	-	567,757	-	(3,041,773)	26,063,023	5,524,859
Koshidaka Holdings Co Ltd	41,006,495	184,262	96,964	765,094	17,300	(968,742)	40,142,351	5,242,659
NS Tool Co Ltd	6,974,922	-	-	261,322	-	202,445	7,177,367	1,444,000
Total	96,684,302	1,210,909	96,964	2,513,464	17,300	(4,194,304)	93,621,243

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	216,538,525	216,538,525	-	-
Consumer Discretionary	501,421,630	501,421,630	-	-
Consumer Staples	175,517,297	175,517,297	-	-
Energy	75,138,686	75,138,686	-	-
Financials	368,869,280	368,869,280	-	-
Health Care	155,947,634	153,144,662	2,802,972	-
Industrials	1,211,329,871	1,211,329,871	-	-
Information Technology	639,834,678	639,834,678	-	-
Materials	217,399,156	217,399,156	-	-
Real Estate	118,797,157	118,797,157	-	-

Convertible Preferred Stocks
Information Technology	5,699,851	-	-	5,699,851

Money Market Funds	121,826,506	121,826,506	-	-
Total Investments in Securities:	3,808,320,271	3,799,817,448	2,802,972	5,699,851
Fidelity® Series International Small Cap Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $63,819,261) - See accompanying schedule:
Unaffiliated issuers (cost $2,385,448,874)	$3,592,872,522
Fidelity Central Funds (cost $121,825,612)	121,826,506
Other affiliated issuers (cost $89,486,034)	93,621,243

Total Investment in Securities (cost $2,596,760,520)		$3,808,320,271
Foreign currency held at value (cost $417,140)		417,139
Receivable for investments sold		47,662,563
Receivable for fund shares sold		15,730,782
Dividends receivable		10,091,990
Reclaims receivable		8,922,382
Distributions receivable from Fidelity Central Funds		294,185
Other receivables		4,297
Total assets		3,891,443,609
Liabilities
Payable to custodian bank	$1,534,439
Payable for investments purchased	8,970,035
Payable for fund shares redeemed	65,977,515
Other payables and accrued expenses	41,520
Collateral on securities loaned	63,940,363
Total liabilities		140,463,872
Net Assets		$3,750,979,737
Net Assets consist of:
Paid in capital		$2,123,683,870
Total accumulated earnings (loss)		1,627,295,867
Net Assets		$3,750,979,737
Net Asset Value, offering price and redemption price per share ($3,750,979,737 ÷ 187,498,807 shares)		$20.01
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends (including $2,513,464 earned from affiliated issuers)		$90,215,109
Foreign Tax Reclaims		5,617,395
Income from Fidelity Central Funds (including $824,383 from security lending)		3,650,265
Income before foreign taxes withheld		$99,482,769
Less foreign taxes withheld		(9,073,769)
Total income		90,409,000
Expenses
Custodian fees and expenses	$274,760
Independent trustees' fees and expenses	15,358
Total expenses		290,118
Net Investment income (loss)		90,118,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	449,726,238
Fidelity Central Funds	1,627
Other affiliated issuers	17,300
Foreign currency transactions	(248,043)
Total net realized gain (loss)		449,497,122
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	254,513,366
Affiliated issuers	(4,194,304)
Assets and liabilities in foreign currencies	684,215
Total change in net unrealized appreciation (depreciation)		251,003,277
Net gain (loss)		700,500,399
Net increase (decrease) in net assets resulting from operations		$790,619,281
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$90,118,882	$91,607,229
Net realized gain (loss)	449,497,122	269,024,701
Change in net unrealized appreciation (depreciation)	251,003,277	562,271,769
Net increase (decrease) in net assets resulting from operations	790,619,281	922,903,699
Distributions to shareholders	(353,063,220)	(133,792,393)

Share transactions
Proceeds from sales of shares	307,044,878	459,760,468
Reinvestment of distributions	353,063,220	133,792,393
Cost of shares redeemed	(1,253,730,859)	(893,921,187)

Net increase (decrease) in net assets resulting from share transactions	(593,622,761)	(300,368,326)
Total increase (decrease) in net assets	(156,066,700)	488,742,980

Net Assets
Beginning of period	3,907,046,437	3,418,303,457
End of period	$3,750,979,737	$3,907,046,437

Other Information
Shares
Sold	17,605,350	26,690,757
Issued in reinvestment of distributions	21,243,274	8,425,214
Redeemed	(70,335,883)	(51,491,124)
Net increase (decrease)	(31,487,259)	(16,375,153)

Financial Highlights
Fidelity® Series International Small Cap Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$17.84	$14.52	$14.48	$24.12	$17.55
Income from Investment Operations
Net investment income (loss) A,B	.43	.40	.32	.35	.29
Net realized and unrealized gain (loss)	3.40	3.49	.67	(7.16)	6.45
Total from investment operations	3.83	3.89	.99	(6.81)	6.74
Distributions from net investment income	(.55)	(.37)	(.21)	(.47)	(.17)
Distributions from net realized gain	(1.11)	(.20)	(.73)	(2.35)	-
Total distributions	(1.66)	(.57)	(.95) C	(2.83) C	(.17)
Net asset value, end of period	$20.01	$17.84	$14.52	$14.48	$24.12
Total Return D	23.33%	27.24%	6.57%	(31.82)%	38.60%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.35%	2.32%	2.02%	2.03%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$3,750,980	$3,907,046	$3,418,303	$3,246,258	$4,847,936
Portfolio turnover rate G	37%	30%	26%	25%	32%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Series International Value Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
AUSTRALIA - 4.1%
Financials - 1.0%
Capital Markets - 1.0%
Macquarie Group Ltd	1,088,857	155,710,697
Materials - 3.1%
Metals & Mining - 3.1%
BHP Group Ltd	1,990,930	56,757,877
Glencore PLC	44,765,927	214,454,284
Rio Tinto PLC	3,151,800	227,213,351
		498,425,512
TOTAL AUSTRALIA		654,136,209
BELGIUM - 2.0%
Financials - 1.6%
Banks - 1.6%
KBC Group NV	2,069,987	248,737,427
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	269,100	69,014,631
TOTAL BELGIUM		317,752,058
CHINA - 0.7%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Tencent Holdings Ltd	1,465,300	119,023,041
DENMARK - 0.6%
Industrials - 0.6%
Air Freight & Logistics - 0.6%
DSV A/S	463,340	98,332,677
FINLAND - 2.0%
Financials - 1.4%
Insurance - 1.4%
Mandatum Holding Oy	2,547,587	18,270,755
Sampo Oyj A Shares	18,670,435	208,059,972
		226,330,727
Utilities - 0.6%
Electric Utilities - 0.6%
Fortum Oyj	4,108,400	91,585,484
TOTAL FINLAND		317,916,211
FRANCE - 9.2%
Communication Services - 0.7%
Entertainment - 0.4%
Vivendi SE	17,986,155	64,724,497
Media - 0.3%
Canal+ SA	10,743,355	33,830,168
Louis Hachette Group	8,110,478	13,934,003
		47,764,171
TOTAL COMMUNICATION SERVICES		112,488,668

Consumer Staples - 1.2%
Food Products - 1.2%
Danone SA	2,273,000	200,743,727
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
TotalEnergies SE	3,242,367	202,437,303
Financials - 3.4%
Banks - 1.2%
BNP Paribas SA	2,520,470	195,230,596
Insurance - 2.2%
AXA SA	8,064,679	349,913,613
TOTAL FINANCIALS		545,144,209

Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
EssilorLuxottica SA	215,034	78,645,642
Industrials - 0.9%
Building Products - 0.9%
Cie de Saint-Gobain SA	1,523,800	147,903,176
Materials - 1.2%
Chemicals - 1.2%
Air Liquide SA	979,888	189,646,463
TOTAL FRANCE		1,477,009,188
GERMANY - 13.6%
Consumer Discretionary - 0.6%
Automobiles - 0.6%
Bayerische Motoren Werke AG	1,006,200	93,618,768
Financials - 4.6%
Banks - 0.6%
Commerzbank AG	2,797,500	101,605,205
Capital Markets - 1.4%
Deutsche Bank AG	4,785,800	170,620,779
Deutsche Boerse AG	241,700	61,208,151
		231,828,930
Insurance - 2.6%
Hannover Rueck SE	570,163	162,590,880
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	380,591	235,469,337
		398,060,217
TOTAL FINANCIALS		731,494,352

Health Care - 1.6%
Health Care Providers & Services - 1.3%
Fresenius SE & Co KGaA	3,509,400	202,336,399
Pharmaceuticals - 0.3%
Bayer AG	1,944,382	60,479,010
TOTAL HEALTH CARE		262,815,409

Industrials - 4.9%
Aerospace & Defense - 2.0%
Rheinmetall AG	158,888	311,616,546
Air Freight & Logistics - 0.9%
Deutsche Post AG	3,205,207	147,267,658
Industrial Conglomerates - 1.7%
Siemens AG	954,787	270,584,087
Machinery - 0.3%
Daimler Truck Holding AG	1,319,400	52,787,191
TOTAL INDUSTRIALS		782,255,482

Materials - 0.9%
Chemicals - 0.9%
BASF SE	1,917,300	94,603,137
Covestro AG	691,400	48,294,698
		142,897,835
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Vonovia SE	2,768,149	83,198,832
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
RWE AG	1,776,500	87,458,044
TOTAL GERMANY		2,183,738,722
HONG KONG - 1.3%
Financials - 1.3%
Insurance - 1.3%
Prudential PLC	15,218,568	211,661,221
INDIA - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Reliance Industries Ltd GDR (a)	1,316,900	87,310,470
INDONESIA - 0.5%
Financials - 0.5%
Banks - 0.5%
Bank Central Asia Tbk PT	159,356,400	81,589,205
ISRAEL - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Teva Pharmaceutical Industries Ltd ADR (b)	2,144,500	43,919,360
ITALY - 4.3%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Eni SpA (c)	7,361,400	135,740,415
Financials - 2.2%
Banks - 2.2%
BPER Banca SPA	5,837,057	69,669,308
UniCredit SpA	3,726,200	275,912,787
		345,582,095
Industrials - 1.3%
Electrical Equipment - 0.5%
Prysmian SpA	813,300	84,201,781
Passenger Airlines - 0.8%
Ryanair Holdings PLC ADR	1,943,700	121,442,376
TOTAL INDUSTRIALS		205,644,157

TOTAL ITALY		686,966,667
JAPAN - 21.6%
Communication Services - 1.4%
Entertainment - 0.3%
Nintendo Co Ltd	483,937	41,274,936
Interactive Media & Services - 0.3%
LY Corp	18,924,100	55,608,801
Wireless Telecommunication Services - 0.8%
SoftBank Group Corp	747,937	131,239,517
TOTAL COMMUNICATION SERVICES		228,123,254

Consumer Discretionary - 3.0%
Automobiles - 1.7%
Toyota Motor Corp	13,555,000	276,347,637
Household Durables - 1.3%
Sony Group Corp	4,930,725	137,318,659
Sumitomo Forestry Co Ltd (c)	6,605,300	68,898,966
		206,217,625
TOTAL CONSUMER DISCRETIONARY		482,565,262

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Inpex Corp	4,378,100	80,709,766
Financials - 7.0%
Banks - 4.7%
Mitsubishi UFJ Financial Group Inc	25,734,044	388,719,959
Sumitomo Mitsui Financial Group Inc	13,364,649	361,831,953
		750,551,912
Financial Services - 1.1%
ORIX Corp	6,857,433	167,746,859
Sony Financial Group Inc (b)	4,930,625	4,971,898
		172,718,757
Insurance - 1.2%
Tokio Marine Holdings Inc	5,299,825	197,647,425
TOTAL FINANCIALS		1,120,918,094

Industrials - 5.9%
Industrial Conglomerates - 2.2%
Hitachi Ltd	10,234,500	353,170,274
Machinery - 1.4%
MINEBEA MITSUMI Inc	3,056,151	60,603,448
Mitsubishi Heavy Industries Ltd	5,565,000	168,005,598
		228,609,046
Trading Companies & Distributors - 2.3%
ITOCHU Corp	3,736,253	216,523,753
Mitsui & Co Ltd	6,352,300	156,715,623
		373,239,376
TOTAL INDUSTRIALS		955,018,696

Information Technology - 3.2%
Electronic Equipment, Instruments & Components - 0.6%
Ibiden Co Ltd	1,094,244	103,772,475
IT Services - 1.4%
Fujitsu Ltd	4,706,800	122,661,353
TIS Inc	2,300,456	79,338,937
		202,000,290
Semiconductors & Semiconductor Equipment - 0.5%
Renesas Electronics Corp	7,143,960	88,224,859
Technology Hardware, Storage & Peripherals - 0.7%
FUJIFILM Holdings Corp	4,861,247	112,667,622
TOTAL INFORMATION TECHNOLOGY		506,665,246

Materials - 0.6%
Chemicals - 0.6%
Shin-Etsu Chemical Co Ltd	3,394,310	102,029,370
TOTAL JAPAN		3,476,029,688
KOREA (SOUTH) - 0.0%
Information Technology - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Samsung Electronics Co Ltd	3	226
SINGAPORE - 1.8%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Singapore Telecommunications Ltd	34,213,600	111,674,944
Financials - 1.1%
Banks - 1.1%
United Overseas Bank Ltd	6,915,689	184,209,387
TOTAL SINGAPORE		295,884,331
SOUTH AFRICA - 1.4%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Thungela Resources Ltd (United Kingdom)	682,174	3,046,985
Materials - 1.4%
Metals & Mining - 1.4%
Anglo American PLC	4,832,015	182,807,994
Valterra Platinum Ltd (United Kingdom)	510,179	31,165,330
		213,973,324
TOTAL SOUTH AFRICA		217,020,309
SPAIN - 3.9%
Financials - 3.9%
Banks - 3.9%
Banco Santander SA	47,126,972	479,436,303
Bankinter SA	9,576,900	144,277,297

TOTAL SPAIN		623,713,600
SWEDEN - 1.7%
Financials - 1.7%
Financial Services - 1.7%
Investor AB B Shares	8,322,860	274,690,956
SWITZERLAND - 3.6%
Financials - 3.6%
Capital Markets - 0.6%
UBS Group AG (United States)	2,794,629	107,201,968
Insurance - 3.0%
Swiss Life Holding AG	154,580	167,574,516
Zurich Insurance Group AG	441,910	307,335,783
		474,910,299
TOTAL SWITZERLAND		582,112,267
UNITED KINGDOM - 14.1%
Consumer Discretionary - 1.3%
Household Durables - 1.2%
Barratt Redrow PLC	37,307,602	184,428,381
Specialty Retail - 0.1%
JD Sports Fashion PLC	15,859,500	19,413,703
TOTAL CONSUMER DISCRETIONARY		203,842,084

Consumer Staples - 3.1%
Consumer Staples Distribution & Retail - 0.8%
Tesco PLC	20,028,300	120,864,255
Tobacco - 2.3%
British American Tobacco PLC	3,278,200	167,894,813
Imperial Brands PLC	5,137,058	204,117,580
		372,012,393
TOTAL CONSUMER STAPLES		492,876,648

Financials - 6.6%
Banks - 5.3%
HSBC Holdings PLC	19,755,400	276,564,767
Lloyds Banking Group PLC	306,291,538	359,123,626
Standard Chartered PLC	10,255,722	210,521,780
		846,210,173
Capital Markets - 0.7%
London Stock Exchange Group PLC	487,400	60,742,892
St James's Place PLC	3,136,700	53,465,859
		114,208,751
Insurance - 0.6%
Beazley PLC	8,821,317	107,831,589
TOTAL FINANCIALS		1,068,250,513

Health Care - 0.6%
Pharmaceuticals - 0.6%
Astrazeneca PLC	612,459	101,024,288
Industrials - 2.5%
Aerospace & Defense - 2.5%
BAE Systems PLC	11,054,464	272,310,002
Rolls-Royce Holdings PLC	8,235,200	126,729,926
		399,039,928
TOTAL UNITED KINGDOM		2,265,033,461
UNITED STATES - 11.2%
Energy - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
BP PLC	14,191,877	83,147,527
Shell PLC ADR	6,524,807	488,838,540
		571,986,067
Health Care - 2.7%
Pharmaceuticals - 2.7%
GSK PLC	11,033,959	258,343,092
Roche Holding AG	548,220	177,579,658
		435,922,750
Industrials - 0.4%
Trading Companies & Distributors - 0.4%
Ferguson Enterprises Inc (United Kingdom)	261,795	64,450,625
Materials - 4.5%
Chemicals - 0.9%
Linde PLC	355,014	148,502,356
Construction Materials - 3.6%
Amrize Ltd	1,909,870	98,442,259
CRH PLC	2,706,328	322,323,665
Holcim AG	1,780,600	158,297,539
		579,063,463
TOTAL MATERIALS		727,565,819

TOTAL UNITED STATES		1,799,925,261
TOTAL COMMON STOCKS (Cost $9,615,166,796)		15,813,765,128

Non-Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
GERMANY - 0.2%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Cost $48,801,338)	771,977	30,673,331

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	4.18	188,506,387	188,544,089
Fidelity Securities Lending Cash Central Fund (d)(e)	4.18	19,061,414	19,063,320
TOTAL MONEY MARKET FUNDS (Cost $207,607,409)			207,607,409

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $9,871,575,543)	16,052,045,868
NET OTHER ASSETS (LIABILITIES) - 0.1%	17,643,265
NET ASSETS - 100.0%	16,069,689,133

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,310,470 or 0.5% of net assets.

(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	315,643,209	3,699,823,164	3,826,926,824	10,109,340	4,540	-	188,544,089	188,506,387	0.3%
Fidelity Securities Lending Cash Central Fund	24,880,916	2,039,695,053	2,045,512,649	494,581	-	-	19,063,320	19,061,414	0.1%
Total	340,524,125	5,739,518,217	5,872,439,473	10,603,921	4,540	-	207,607,409

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	571,309,907	112,488,668	458,821,239	-
Consumer Discretionary	780,026,114	366,359,818	413,666,296	-
Consumer Staples	693,620,375	-	693,620,375	-
Energy	1,081,231,006	659,905,761	421,325,245	-
Financials	6,400,144,750	2,658,924,796	3,741,219,954	-
Health Care	991,342,080	393,916,032	597,426,048	-
Industrials	2,652,644,741	1,519,844,294	1,132,800,447	-
Information Technology	506,665,472	183,111,638	323,553,834	-
Materials	1,874,538,323	648,728,308	1,225,810,015	-
Real Estate	83,198,832	-	83,198,832	-
Utilities	179,043,528	91,585,484	87,458,044	-

Non-Convertible Preferred Stocks
Consumer Discretionary	30,673,331	-	30,673,331	-

Money Market Funds	207,607,409	207,607,409	-	-
Total Investments in Securities:	16,052,045,868	6,842,472,208	9,209,573,660	-
Fidelity® Series International Value Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $18,135,442) - See accompanying schedule:
Unaffiliated issuers (cost $9,663,968,134)	$15,844,438,459
Fidelity Central Funds (cost $207,607,409)	207,607,409

Total Investment in Securities (cost $9,871,575,543)		$16,052,045,868
Foreign currency held at value (cost $1,697,940)		1,696,596
Receivable for investments sold		43,729,351
Receivable for fund shares sold		5,597,517
Dividends receivable		47,135,483
Reclaims receivable		58,182,193
Interest receivable		727
Distributions receivable from Fidelity Central Funds		578,837
Other receivables		141,461
Total assets		16,209,108,033
Liabilities
Payable for investments purchased	$38,098,660
Payable for fund shares redeemed	81,891,450
Other payables and accrued expenses	365,470
Collateral on securities loaned	19,063,320
Total liabilities		139,418,900
Net Assets		$16,069,689,133
Net Assets consist of:
Paid in capital		$8,767,362,533
Total accumulated earnings (loss)		7,302,326,600
Net Assets		$16,069,689,133
Net Asset Value, offering price and redemption price per share ($16,069,689,133 ÷ 979,972,603 shares)		$16.40
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$434,581,261
Non-Cash dividends		101,511,131
Interest		36,799
Income from Fidelity Central Funds (including $494,581 from security lending)		10,603,921
Income before foreign taxes withheld		$546,733,112
Less foreign taxes withheld		(26,653,713)
Total income		520,079,399
Expenses
Custodian fees and expenses	$725,772
Independent trustees' fees and expenses	60,626
Interest	22,498
Total expenses		808,896
Net Investment income (loss)		519,270,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,591,049,485
Redemptions in-kind	221,078,865
Fidelity Central Funds	4,540
Foreign currency transactions	(1,149,817)
Total net realized gain (loss)		1,810,983,073
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,055,977,931
Assets and liabilities in foreign currencies	4,491,940
Total change in net unrealized appreciation (depreciation)		2,060,469,871
Net gain (loss)		3,871,452,944
Net increase (decrease) in net assets resulting from operations		$4,390,723,447
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$519,270,503	$489,556,908
Net realized gain (loss)	1,810,983,073	874,337,714
Change in net unrealized appreciation (depreciation)	2,060,469,871	1,872,943,945
Net increase (decrease) in net assets resulting from operations	4,390,723,447	3,236,838,567
Distributions to shareholders	(633,417,316)	(464,306,298)

Share transactions
Proceeds from sales of shares	1,691,978,648	2,566,225,333
Reinvestment of distributions	633,417,316	464,306,298
Cost of shares redeemed	(5,028,246,214)	(3,574,593,160)

Net increase (decrease) in net assets resulting from share transactions	(2,702,850,250)	(544,061,529)
Total increase (decrease) in net assets	1,054,455,881	2,228,470,740

Net Assets
Beginning of period	15,015,233,252	12,786,762,512
End of period	$16,069,689,133	$15,015,233,252

Other Information
Shares
Sold	123,099,338	209,265,440
Issued in reinvestment of distributions	51,399,480	41,345,609
Redeemed	(360,370,894)	(286,259,687)
Net increase (decrease)	(185,872,076)	(35,648,638)

Financial Highlights
Fidelity® Series International Value Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$12.88	$10.64	$9.24	$11.62	$8.25
Income from Investment Operations
Net investment income (loss) A,B	.48	.40	.37	.42	.43 C
Net realized and unrealized gain (loss)	3.60	2.22	1.36	(2.24)	3.23
Total from investment operations	4.08	2.62	1.73	(1.82)	3.66
Distributions from net investment income	(.56)	(.38)	(.33)	(.56)	(.29)
Total distributions	(.56)	(.38)	(.33)	(.56)	(.29)
Net asset value, end of period	$16.40	$12.88	$10.64	$9.24	$11.62
Total Return D	33.10%	25.19%	18.99%	(16.40)%	44.95%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	3.38%	3.25%	3.42%	4.09%	3.97% C
Supplemental Data
Net assets, end of period (000 omitted)	$16,069,689	$15,015,233	$12,786,763	$12,367,978	$15,330,482
Portfolio turnover rate G	29 % H	33% H	30% H	31% H	34%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.00%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements for Fidelity Series Emerging Markets Opportunities Fund have been consolidated to include the SPV accounts (see Consolidated Special Purpose Vehicle note below).
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Fidelity Series Emerging Markets Opportunities Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Common Stocks	$90,434,469	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.4	Increase
		Market approach	Transaction price	$854.28	Increase
		Recovery value	Recovery value	$0.00	Increase
Convertible Corporate Bonds	$39,764,748	Market comparable	Enterprise value/Revenue multiple (EV/R)	6.8	Increase
			Discount rate	23.2%	Decrease
			Probability rate	0.0% - 75.0% / 33.3%	Increase
		Black scholes	Volatility	65.0%	Increase
			Discount rate	3.6% - 4.1% / 3.8%	Increase
			Term	0.1 - 1.3 / 0.7	Increase
Convertible Preferred Stocks	$172,023,603	Market comparable	Enterprise value/Revenue multiple (EV/R)	0.7 - 6.0 / 3.4	Increase
		Market approach	Transaction price	$15.40	Increase
			Discount rate	10.0%	Decrease
		Black scholes	Volatility	60.0% - 80.0% / 66.5%	Increase
			Discount rate	3.5%	Increase
			Term	3.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025, as well as a roll forward of Level 3 investments for Fidelity Series Emerging Markets Opportunities Fund, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex- dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld or foreign tax reclaims, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Series International Growth Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld or foreign tax reclaims, as applicable. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Fidelity Series Emerging Markets Fund did not recognize dividend income during the period on certain Russian securities due to restrictions imposed by the Russian government on these dividend payments. There is uncertainty regarding the timeline for these restrictions to be lifted and the collectability of these and future dividend payments on Russian securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Series Emerging Markets Opportunities Fund	1,222,615
Fidelity Series International Growth Fund	103,170
Fidelity Series International Value Fund	121,642

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund and Fidelity Series International Growth Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses or Deferred taxes on each applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Series Emerging Markets Fund	4,499,877,517	2,274,073,302	(113,320,280)	2,160,753,022
Fidelity Series Emerging Markets Opportunities Fund	16,277,902,118	11,796,475,863	(979,783,396)	10,816,692,467
Fidelity Series International Growth Fund	9,428,972,921	6,931,325,818	(141,075,834)	6,790,249,984
Fidelity Series International Small Cap Fund	2,681,425,319	1,332,584,283	(205,689,331)	1,126,894,952
Fidelity Series International Value Fund	10,362,205,919	6,032,812,204	(342,972,255)	5,689,839,949

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Series Emerging Markets Fund	118,950,894	-	(208,885,852)	2,160,767,299
Fidelity Series Emerging Markets Opportunities Fund	530,075,951	-	(1,347,638,797)	10,815,693,823
Fidelity Series International Growth Fund	234,188,287	1,028,280,235	-	6,793,762,109
Fidelity Series International Small Cap Fund	123,845,664	376,528,642	-	1,126,921,563
Fidelity Series International Value Fund	638,621,704	971,764,467	-	5,691,940,430

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Series Emerging Markets Fund	(208,885,852)	(-)	(208,885,852)
Fidelity Series Emerging Markets Opportunities Fund	(1,233,615,480)	(114,023,317)	(1,347,638,797)

The tax character of distributions paid was as follows:

October 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Series Emerging Markets Fund	147,929,266	-	147,929,266
Fidelity Series Emerging Markets Opportunities Fund	440,747,266	-	440,747,266
Fidelity Series International Growth Fund	215,161,842	363,762,826	578,924,668
Fidelity Series International Small Cap Fund	117,118,858	235,944,362	353,063,220
Fidelity Series International Value Fund	633,417,316	-	633,417,316

October 31, 2024
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Series Emerging Markets Fund	133,767,184	-	133,767,184
Fidelity Series Emerging Markets Opportunities Fund	625,661,951	-	625,661,951
Fidelity Series International Growth Fund	186,414,240	-	186,414,240
Fidelity Series International Small Cap Fund	87,461,459	46,330,934	133,792,393
Fidelity Series International Value Fund	464,306,298	-	464,306,298

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Special Purpose Vehicle. The Fund included in the table below holds private equity of Indian issuers through a wholly owned special purpose vehicle (SPV). As of period end, the investment in the SPV was as follows:

	SPV Name	Net Assets of SPV	% of Fund's Net Assets
Fidelity Series Emerging Markets Opportunities Fund	Fid FDI 2117, LLC	89,768,312.34

The financial statements have been consolidated to include the SPV accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	5,524,833,260	6,193,356,107
Fidelity Series Emerging Markets Opportunities Fund	10,306,784,945	13,398,375,556
Fidelity Series International Growth Fund	5,373,609,817	5,951,906,126
Fidelity Series International Small Cap Fund	1,390,155,419	2,194,897,967
Fidelity Series International Value Fund	4,400,398,621	6,380,627,600

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	35,969,890	338,431,291	643,426,122
Fidelity Series International Value Fund	52,080,465	252,285,154	642,076,082

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Emerging Markets Fund	826
Fidelity Series Emerging Markets Opportunities Fund	30,822
Fidelity Series International Growth Fund	5,512
Fidelity Series International Small Cap Fund	3,092
Fidelity Series International Value Fund	3,582

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Emerging Markets Fund	Borrower	16,456,000	4.60%	2,100
Fidelity Series Emerging Markets Opportunities Fund	Borrower	28,283,000	4.47%	28,106
Fidelity Series International Growth Fund	Borrower	16,751,000	4.67%	10,869
Fidelity Series International Value Fund	Borrower	25,228,857	4.59%	22,498

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Emerging Markets Fund	60,865,317	86,848,203	3,194,022
Fidelity Series Emerging Markets Opportunities Fund	89,979,239	287,796,253	61,366,844
Fidelity Series International Growth Fund	370,086,422	245,746,103	50,764,694
Fidelity Series International Small Cap Fund	58,429,341	160,236,344	69,050,098
Fidelity Series International Value Fund	65,034,294	498,680,149	127,961,117

Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	28,749,009	-	280,869,364	280,869,364	536,840,984
Fidelity Series International Value Fund	40,412,290	-	221,078,865	221,078,865	541,309,379

Other. During the period, the investment adviser reimbursed certain Funds for certain losses as follows:

Amount ($)
Fidelity Series Emerging Markets Fund	4,681
Fidelity Series International Small Cap Fund	2,062

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Emerging Markets Fund	33,947	-	-
Fidelity Series Emerging Markets Opportunities Fund	390,226	16,530	-
Fidelity Series International Growth Fund	32,049	-	-
Fidelity Series International Small Cap Fund	88,272	-	-
Fidelity Series International Value Fund	40,978	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Series International Growth Fund	2,907,588
Fidelity Series International Small Cap Fund	2,980,331
9. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2029. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Fidelity Series Emerging Markets Fund	.013%	598,665
Fidelity Series Emerging Markets Opportunities Fund	.013%	1,946,495

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Series Emerging Markets Fund	14,774
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). The financial statements and financial highlights for Fidelity Series Emerging Markets Opportunities Fund have been consolidated. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the funds are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2025, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Growth Fund	$1,138,981,593
Fidelity Series International Small Cap Fund	$431,117,419
Fidelity Series International Value Fund	$1,129,976,720
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series International Growth Fund
December 13, 2024	10%
Fidelity Series International Small Cap Fund
December 13, 2024	2%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December 13, 2024	44.40%
Fidelity Series Emerging Markets Opportunities Fund
December 13, 2024	55.54%
Fidelity Series International Growth Fund
December 13, 2024	81.06%
Fidelity Series International Small Cap Fund
December 13, 2024	65.26%
Fidelity Series International Value Fund
December 13, 2024	77.55%
December 27, 2024	90.70%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series Emerging Markets Fund	$14,950,339
Fidelity Series Emerging Markets Opportunities Fund	$25,257,617
Fidelity Series International Growth Fund	$15,049,419
Fidelity Series International Small Cap Fund	$3,505,952
Fidelity Series International Value Fund	$15,329,437

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Series Emerging Markets Fund	12/16/24	$0.2842	$0.0684
Fidelity Series Emerging Markets Opportunities Fund	12/16/24	$0.4836	$0.1296
Fidelity Series International Growth Fund	12/16/24	$0.2486	$0.0205
Fidelity Series International Small Cap Fund	12/16/24	$0.5277	$0.0219
Fidelity Series International Value Fund	12/16/24	$0.5028	$0.0236

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance and noted that the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Fidelity Series Emerging Markets Fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2028.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.907943.115
GSV-S-ANN-1225
Fidelity® Global Commodity Stock Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Global Commodity Stock Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
AUSTRALIA - 4.8%
Materials - 4.8%
Metals & Mining - 4.8%
BHP Group Ltd	691,174	19,704,143
Glencore PLC	5,032,000	24,106,146

TOTAL AUSTRALIA		43,810,289
AUSTRIA - 0.9%
Materials - 0.9%
Paper & Forest Products - 0.9%
Mondi PLC	705,596	7,880,856
BRAZIL - 7.3%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
PRIO SA/Brazil (a)	954,300	6,391,031
Materials - 6.6%
Chemicals - 1.3%
Yara International ASA	320,800	11,692,806
Metals & Mining - 5.3%
Gerdau SA	2,406,600	8,472,384
Vale SA	1,767,000	21,434,107
Wheaton Precious Metals Corp	197,700	19,092,699
		48,999,190
TOTAL MATERIALS		60,691,996

TOTAL BRAZIL		67,083,027
CANADA - 21.5%
Energy - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
Cameco Corp	115,800	11,834,710
Canadian Natural Resources Ltd	551,000	17,627,443
Imperial Oil Ltd	323,800	28,638,829
PrairieSky Royalty Ltd	20,900	375,218
		58,476,200
Materials - 15.2%
Chemicals - 4.9%
Nutrien Ltd	834,383	45,444,738
Metals & Mining - 9.4%
Agnico Eagle Mines Ltd/CA	216,700	34,853,080
Alamos Gold Inc Class A	405,200	12,492,138
Barrick Mining Corp	402,600	13,215,717
Franco-Nevada Corp	116,271	21,718,897
Hudbay Minerals Inc	75,000	1,202,096
Teck Resources Ltd Class B	44,500	1,909,069
		85,390,997
Paper & Forest Products - 0.9%
West Fraser Timber Co Ltd (b)	142,600	8,703,119
TOTAL MATERIALS		139,538,854

TOTAL CANADA		198,015,054
CHILE - 3.1%
Materials - 3.1%
Metals & Mining - 3.1%
Antofagasta PLC	378,200	13,861,873
Lundin Mining Corp	931,200	14,978,341

TOTAL CHILE		28,840,214
CHINA - 3.5%
Materials - 3.5%
Metals & Mining - 3.5%
MMG Ltd (a)	11,892,000	10,575,020
Zijin Mining Group Co Ltd H Shares	5,160,000	21,408,832

TOTAL CHINA		31,983,852
FINLAND - 2.3%
Materials - 2.3%
Paper & Forest Products - 2.3%
UPM-Kymmene Oyj	803,700	21,566,238
HONG KONG - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Zijin Gold International Co Ltd	76,452	1,292,803
NORWAY - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Norsk Hydro ASA	853,500	5,775,244
SOUTH AFRICA - 2.6%
Materials - 2.6%
Metals & Mining - 2.6%
Anglo American PLC	282,031	10,669,984
Impala Platinum Holdings Ltd	446,600	4,786,206
Northam Platinum Holdings Ltd	192,000	3,210,982
Valterra Platinum Ltd	88,600	5,479,843

TOTAL SOUTH AFRICA		24,147,015
UNITED KINGDOM - 2.3%
Energy - 0.4%
Energy Equipment & Services - 0.4%
Subsea 7 SA	180,800	3,302,120
Materials - 1.9%
Metals & Mining - 1.9%
Anglogold Ashanti Plc (South Africa)	253,800	17,581,917
TOTAL UNITED KINGDOM		20,884,037
UNITED STATES - 47.8%
Consumer Staples - 9.1%
Food Products - 9.1%
Archer-Daniels-Midland Co	742,400	44,937,472
Bunge Global SA	415,400	39,296,840
		84,234,312
Energy - 25.7%
Oil, Gas & Consumable Fuels - 25.7%
Antero Resources Corp (a)	264,912	8,188,430
BP PLC	2,974,400	17,426,448
Chevron Corp	326,630	51,516,084
Diamondback Energy Inc	85,600	12,257,064
Exxon Mobil Corp	654,400	74,837,184
Kinder Morgan Inc	346,200	9,066,978
Navigator Holdings Ltd	368,800	6,063,072
Occidental Petroleum Corp	143,700	5,920,440
Ovintiv Inc	223,700	8,390,987
Shell PLC	1,121,173	42,032,132
		235,698,819
Materials - 13.0%
Chemicals - 8.5%
CF Industries Holdings Inc	102,400	8,528,896
Corteva Inc	1,142,500	70,195,200
		78,724,096
Containers & Packaging - 0.5%
International Paper Co	117,900	4,555,656
Metals & Mining - 4.0%
Ivanhoe Electric Inc / US (a)	425,900	6,299,061
Nucor Corp	95,900	14,389,795
Steel Dynamics Inc	100,700	15,789,760
		36,478,616
TOTAL MATERIALS		119,758,368

TOTAL UNITED STATES		439,691,499
ZAMBIA - 1.4%
Materials - 1.4%
Metals & Mining - 1.4%
First Quantum Minerals Ltd (a)	617,271	12,815,894
TOTAL COMMON STOCKS (Cost $726,123,942)		903,786,022

Money Market Funds - 3.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.18	20,355,061	20,359,132
Fidelity Securities Lending Cash Central Fund (c)(d)	4.18	9,214,264	9,215,185
TOTAL MONEY MARKET FUNDS (Cost $29,574,317)			29,574,317

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $755,698,259)	933,360,339
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(12,561,395)
NET ASSETS - 100.0%	920,798,944

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	6,117,624	294,450,785	280,208,991	384,491	(286)	-	20,359,132	20,355,061	0.0%
Fidelity Securities Lending Cash Central Fund	18,321,269	539,921,273	549,027,357	472,426	-	-	9,215,185	9,214,264	0.0%
Total	24,438,893	834,372,058	829,236,348	856,917	(286)	-	29,574,317

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Consumer Staples	84,234,312	84,234,312	-	-
Energy	303,868,170	244,409,590	59,458,580	-
Materials	515,683,540	450,937,218	64,746,322	-

Money Market Funds	29,574,317	29,574,317	-	-
Total Investments in Securities:	933,360,339	809,155,437	124,204,902	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $8,681,269) - See accompanying schedule:
Unaffiliated issuers (cost $726,123,942)	$903,786,022
Fidelity Central Funds (cost $29,574,317)	29,574,317

Total Investment in Securities (cost $755,698,259)		$933,360,339
Cash		5,485
Foreign currency held at value (cost $2,117)		2,108
Receivable for fund shares sold		1,018,669
Dividends receivable		1,073,584
Distributions receivable from Fidelity Central Funds		50,547
Prepaid expenses		973
Other receivables		4,727
Total assets		935,516,432
Liabilities
Payable for investments purchased	$4,443,822
Payable for fund shares redeemed	335,361
Accrued management fee	628,925
Distribution and service plan fees payable	37,974
Other payables and accrued expenses	56,221
Collateral on securities loaned	9,215,185
Total liabilities		14,717,488
Net Assets		$920,798,944
Net Assets consist of:
Paid in capital		$862,226,339
Total accumulated earnings (loss)		58,572,605
Net Assets		$920,798,944

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($92,450,992 ÷ 4,342,510 shares)(a)		$21.29
Maximum offering price per share (100/94.25 of $21.29)		$22.59
Class M :
Net Asset Value and redemption price per share ($15,070,884 ÷ 708,519 shares)(a)		$21.27
Maximum offering price per share (100/96.50 of $21.27)		$22.04
Class C :
Net Asset Value and offering price per share ($14,869,717 ÷ 704,145 shares)(a)		$21.12
Global Commodity Stock :
Net Asset Value, offering price and redemption price per share ($380,663,788 ÷ 17,818,083 shares)		$21.36
Class I :
Net Asset Value, offering price and redemption price per share ($248,641,602 ÷ 11,657,388 shares)		$21.33
Class Z :
Net Asset Value, offering price and redemption price per share ($169,101,961 ÷ 7,933,953 shares)		$21.31
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$26,673,142
Non-Cash dividends		2,037,057
Income from Fidelity Central Funds (including $472,426 from security lending)		856,917
Income before foreign taxes withheld		$29,567,116
Less foreign taxes withheld		(1,402,800)
Total income		28,164,316
Expenses
Management fee	$7,303,906
Distribution and service plan fees	434,233
Custodian fees and expenses	40,280
Independent trustees' fees and expenses	3,589
Registration fees	159,550
Audit fees	57,820
Legal	2,770
Interest	7,793
Miscellaneous	7,449
Total expenses		8,017,390
Net Investment income (loss)		20,146,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $128,918)	46,309,477
Fidelity Central Funds	(286)
Foreign currency transactions	(236,288)
Total net realized gain (loss)		46,072,903
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $206,382)	52,437,449
Assets and liabilities in foreign currencies	6,703
Total change in net unrealized appreciation (depreciation)		52,444,152
Net gain (loss)		98,517,055
Net increase (decrease) in net assets resulting from operations		$118,663,981
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,146,926	$20,074,909
Net realized gain (loss)	46,072,903	38,290,972
Change in net unrealized appreciation (depreciation)	52,444,152	56,248,977
Net increase (decrease) in net assets resulting from operations	118,663,981	114,614,858
Distributions to shareholders	(22,299,940)	(21,790,381)

Share transactions - net increase (decrease)	(105,157,403)	(268,013,410)
Total increase (decrease) in net assets	(8,793,362)	(175,188,933)

Net Assets
Beginning of period	929,592,306	1,104,781,239
End of period	$920,798,944	$929,592,306

Financial Highlights
Fidelity Advisor® Global Commodity Stock Fund Class A

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.07	$17.33	$19.50	$16.35	$10.80
Income from Investment Operations
Net investment income (loss) A,B	.39	.33	.35	.47	.48
Net realized and unrealized gain (loss)	2.25	1.73	(2.20)	3.19	5.24
Total from investment operations	2.64	2.06	(1.85)	3.66	5.72
Distributions from net investment income	(.42)	(.32)	(.32)	(.51)	(.17)
Total distributions	(.42)	(.32)	(.32)	(.51)	(.17)
Net asset value, end of period	$21.29	$19.07	$17.33	$19.50	$16.35
Total Return C,D	14.15%	12.13%	(9.64)%	23.27%	53.37%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.14%	1.16%	1.19%	1.19%	1.23%
Expenses net of fee waivers, if any	1.14%	1.16%	1.18%	1.19%	1.22%
Expenses net of all reductions, if any	1.14%	1.16%	1.18%	1.19%	1.22%
Net investment income (loss)	2.02%	1.76%	1.88%	2.53%	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$92,451	$87,347	$95,290	$128,363	$45,343
Portfolio turnover rate G	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Global Commodity Stock Fund Class M

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.03	$17.28	$19.46	$16.32	$10.78
Income from Investment Operations
Net investment income (loss) A,B	.34	.28	.30	.42	.44
Net realized and unrealized gain (loss)	2.25	1.73	(2.20)	3.19	5.24
Total from investment operations	2.59	2.01	(1.90)	3.61	5.68
Distributions from net investment income	(.35)	(.26)	(.28)	(.47)	(.14)
Total distributions	(.35)	(.26)	(.28)	(.47)	(.14)
Net asset value, end of period	$21.27	$19.03	$17.28	$19.46	$16.32
Total Return C,D	13.87%	11.85%	(9.90)%	22.93%	52.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.39%	1.42%	1.47%	1.46%	1.52%
Expenses net of fee waivers, if any	1.39%	1.41%	1.45%	1.46%	1.52%
Expenses net of all reductions, if any	1.39%	1.41%	1.45%	1.46%	1.52%
Net investment income (loss)	1.77%	1.51%	1.62%	2.26%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$15,071	$14,821	$17,928	$24,513	$8,888
Portfolio turnover rate G	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Global Commodity Stock Fund Class C

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$18.89	$17.11	$19.29	$16.17	$10.68
Income from Investment Operations
Net investment income (loss) A,B	.24	.18	.21	.33	.37
Net realized and unrealized gain (loss)	2.24	1.74	(2.18)	3.18	5.20
Total from investment operations	2.48	1.92	(1.97)	3.51	5.57
Distributions from net investment income	(.25)	(.14)	(.21)	(.39)	(.08)
Total distributions	(.25)	(.14)	(.21)	(.39)	(.08)
Net asset value, end of period	$21.12	$18.89	$17.11	$19.29	$16.17
Total Return C,D	13.30%	11.34%	(10.34)%	22.34%	52.30%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.90%	1.91%	1.94%	1.94%	1.97%
Expenses net of fee waivers, if any	1.90%	1.91%	1.93%	1.93%	1.96%
Expenses net of all reductions, if any	1.90%	1.91%	1.93%	1.93%	1.96%
Net investment income (loss)	1.26%	1.01%	1.13%	1.78%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$14,870	$18,118	$23,853	$34,984	$11,020
Portfolio turnover rate G	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Global Commodity Stock Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.13	$17.38	$19.55	$16.39	$10.82
Income from Investment Operations
Net investment income (loss) A,B	.45	.38	.40	.52	.53
Net realized and unrealized gain (loss)	2.25	1.73	(2.21)	3.19	5.26
Total from investment operations	2.70	2.11	(1.81)	3.71	5.79
Distributions from net investment income	(.47)	(.36)	(.36)	(.55)	(.22)
Total distributions	(.47)	(.36)	(.36)	(.55)	(.22)
Net asset value, end of period	$21.36	$19.13	$17.38	$19.55	$16.39
Total Return C	14.50%	12.42%	(9.47)%	23.57%	53.95%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.85%	.89%	.97%	.94%	.94%
Expenses net of fee waivers, if any	.85%	.89%	.95%	.94%	.94%
Expenses net of all reductions, if any	.85%	.89%	.95%	.94%	.94%
Net investment income (loss)	2.31%	2.03%	2.12%	2.78%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$380,664	$356,627	$428,912	$893,636	$546,863
Portfolio turnover rate F	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Global Commodity Stock Fund Class I

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.11	$17.37	$19.54	$16.39	$10.81
Income from Investment Operations
Net investment income (loss) A,B	.44	.37	.40	.52	.53
Net realized and unrealized gain (loss)	2.25	1.74	(2.20)	3.19	5.25
Total from investment operations	2.69	2.11	(1.80)	3.71	5.78
Distributions from net investment income	(.47)	(.37)	(.37)	(.56)	(.20)
Total distributions	(.47)	(.37)	(.37)	(.56)	(.20)
Net asset value, end of period	$21.33	$19.11	$17.37	$19.54	$16.39
Total Return C	14.45%	12.45%	(9.42)%	23.56%	53.97%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.89%	.90%	.92%	.92%	.93%
Expenses net of fee waivers, if any	.89%	.90%	.91%	.92%	.93%
Expenses net of all reductions, if any	.89%	.90%	.91%	.92%	.93%
Net investment income (loss)	2.27%	2.02%	2.15%	2.80%	3.48%
Supplemental Data
Net assets, end of period (000 omitted)	$248,642	$260,235	$351,709	$499,191	$85,252
Portfolio turnover rate F	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Global Commodity Stock Fund Class Z

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$19.10	$17.37	$19.53	$16.38	$10.81
Income from Investment Operations
Net investment income (loss) A,B	.46	.40	.43	.54	.56
Net realized and unrealized gain (loss)	2.24	1.74	(2.21)	3.19	5.23
Total from investment operations	2.70	2.14	(1.78)	3.73	5.79
Distributions from net investment income	(.49)	(.41)	(.38)	(.58)	(.22)
Total distributions	(.49)	(.41)	(.38)	(.58)	(.22)
Net asset value, end of period	$21.31	$19.10	$17.37	$19.53	$16.38
Total Return C	14.54%	12.62%	(9.30)%	23.72%	54.07%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.76%	.77%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.79%	.80%
Expenses net of all reductions, if any	.76%	.76%	.78%	.79%	.80%
Net investment income (loss)	2.40%	2.16%	2.29%	2.93%	3.60%
Supplemental Data
Net assets, end of period (000 omitted)	$169,102	$192,445	$187,090	$234,430	$60,837
Portfolio turnover rate F	78%	49%	113%	42%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$200,213,170
Gross unrealized depreciation	(22,901,020)
Net unrealized appreciation (depreciation)	$177,312,150
Tax Cost	$756,048,189

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,400,647
Capital loss carryforward	$(138,145,579)
Net unrealized appreciation (depreciation) on securities and other investments	$177,317,538

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(138,145,579)
Total capital loss carryforward	$(138,145,579)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$ 22,299,940	$ 21,790,381

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	691,333,158	802,777,169
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.89
Class C	.88
Global Commodity Stock	.89
Class I	.86
Class Z	.73

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Global Commodity Stock	.82
Class I	.86
Class Z	.73

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	210,363	4,735
Class M	.25%	.25%	70,737	-
Class C	.75%	.25%	153,133	8,603
			434,233	13,338

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	18,980
Class M	761
Class CA	32
19,773

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Global Commodity Stock Fund	18,931

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Global Commodity Stock Fund	Borrower	12,243,000	4.58%	7,793

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Commodity Stock Fund	76,425,863	60,272,354	8,357,677
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Global Commodity Stock Fund	1,226
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Global Commodity Stock Fund	50,641	1	-
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Global Commodity Stock Fund
Distributions to shareholders
Class A	$1,857,948	$1,698,169
Class M	269,585	265,430
Class C	226,107	186,222
Global Commodity Stock	8,595,843	8,378,578
Class I	6,380,702	6,995,782
Class Z	4,969,755	4,266,200
Total	$22,299,940	$21,790,381
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Global Commodity Stock Fund
Class A
Shares sold	574,389	523,157	$11,373,867	$9,660,014
Reinvestment of distributions	97,364	100,271	1,799,280	1,689,564
Shares redeemed	(909,558)	(1,542,491)	(17,320,864)	(27,969,357)
Net increase (decrease)	(237,805)	(919,063)	$(4,147,717)	$(16,619,779)
Class M
Shares sold	105,136	100,713	$2,041,492	$1,821,540
Reinvestment of distributions	14,411	15,582	266,612	262,558
Shares redeemed	(189,847)	(375,083)	(3,592,233)	(6,871,873)
Net increase (decrease)	(70,300)	(258,788)	$(1,284,129)	$(4,787,775)
Class C
Shares sold	53,497	58,180	$1,006,614	$1,066,004
Reinvestment of distributions	12,154	11,025	224,242	185,217
Shares redeemed	(320,736)	(503,897)	(5,980,576)	(8,965,890)
Net increase (decrease)	(255,085)	(434,692)	$(4,749,720)	$(7,714,669)
Global Commodity Stock
Shares sold	5,005,044	3,386,920	$94,796,551	$62,722,588
Reinvestment of distributions	359,913	386,388	6,654,781	6,514,507
Shares redeemed	(6,184,876)	(9,815,498)	(117,429,519)	(177,639,908)
Net increase (decrease)	(819,919)	(6,042,190)	$(15,978,187)	$(108,402,813)
Class I
Shares sold	3,483,992	4,918,020	$66,204,537	$90,248,750
Reinvestment of distributions	341,157	410,245	6,301,165	6,908,516
Shares redeemed	(5,785,839)	(11,957,742)	(111,461,873)	(213,017,775)
Net increase (decrease)	(1,960,690)	(6,629,477)	$(38,956,171)	$(115,860,509)
Class Z
Shares sold	2,624,865	4,848,464	$50,294,009	$87,565,055
Reinvestment of distributions	214,240	198,997	3,950,577	3,345,144
Shares redeemed	(4,983,426)	(5,740,185)	(94,286,065)	(105,538,064)
Net increase (decrease)	(2,144,321)	(692,724)	$(40,041,479)	$(14,627,865)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $191,352 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 30%; Class M designates 36%; Class C designates 49%; Global Commodity Stock designates 27%; Class I designates 27% and Class Z designates 26% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Global Commodity Stock designates 97.36%; Class I designates 97.76% and Class Z designates 93.32% of dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/16/2024	$0.2692	$0.0146
Class M	12/16/2024	$0.2261	$0.0146
Class C	12/16/2024	$0.1636	$0.0146
Global Commodity Stock	12/16/2024	$0.3030	$0.0146
Class I	12/16/2024	$0.3017	$0.0146
Class Z	12/16/2024	$0.3161	$0.0146

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Commodity Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.879380.116
GCS-ANN-1225
Fidelity® Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Sustainable Emerging Markets Equity Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
BRAZIL - 4.4%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Cury Construtora e Incorporadora SA	7,150	46,436
Financials - 2.8%
Banks - 1.6%
Itau Unibanco Holding SA	18,789	137,741
NU Holdings Ltd/Cayman Islands Class A (a)	4,230	68,145
		205,886
Capital Markets - 0.6%
Banco BTG Pactual SA unit	8,489	77,033
Financial Services - 0.6%
StoneCo Ltd Class A (a)	4,189	79,633
TOTAL FINANCIALS		362,552

Health Care - 0.1%
Health Care Providers & Services - 0.1%
Hapvida Participacoes e Investimentos S/A (a)(b)(c)	3,426	19,919
Industrials - 0.2%
Ground Transportation - 0.2%
Localiza Rent a Car SA	4,092	29,998
Materials - 0.5%
Metals & Mining - 0.5%
Gerdau SA ADR	19,786	69,053
Utilities - 0.5%
Electric Utilities - 0.5%
Centrais Eletricas Brasileiras SA	6,684	69,226
TOTAL BRAZIL		597,184
CHILE - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Antofagasta PLC	1,402	51,386
CHINA - 29.2%
Communication Services - 7.4%
Entertainment - 0.6%
NetEase Cloud Music Inc (a)(b)(c)	647	20,049
Netease Inc ADR	265	37,127
Tencent Music Entertainment Group Class A ADR	1,152	25,713
		82,889
Interactive Media & Services - 6.8%
Kuaishou Technology B Shares (b)(c)	5,997	55,837
Tencent Holdings Ltd	10,739	872,305
		928,142
TOTAL COMMUNICATION SERVICES		1,011,031

Consumer Discretionary - 8.6%
Automobile Components - 0.8%
Hesai Group ADR (a)	2,468	58,566
Minth Group Ltd	5,159	22,865
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	4,563	27,971
		109,402
Automobiles - 0.8%
BYD Co Ltd H Shares	8,567	110,911
Broadline Retail - 5.7%
Alibaba Group Holding Ltd	28,238	600,870
Alibaba Group Holding Ltd ADR	193	32,893
JD.com Inc ADR	732	24,185
PDD Holdings Inc Class A ADR (a)	882	118,955
		776,903
Hotels, Restaurants & Leisure - 1.2%
H World Group Ltd ADR	1,752	67,627
Luckin Coffee Inc ADR (a)	431	17,283
Trip.com Group Ltd ADR	1,047	73,971
		158,881
Textiles, Apparel & Luxury Goods - 0.1%
Laopu Gold Co Ltd H Shares	257	22,639
TOTAL CONSUMER DISCRETIONARY		1,178,736

Consumer Staples - 0.5%
Beverages - 0.5%
Eastroc Beverage Group Co Ltd A Shares (China)	954	37,531
Kweichow Moutai Co Ltd A Shares (China)	183	36,767
		74,298
Financials - 5.4%
Banks - 2.8%
China Construction Bank Corp H Shares	295,718	292,773
China Merchants Bank Co Ltd H Shares	4,242	26,553
Industrial & Commercial Bank of China Ltd H Shares	72,108	55,864
		375,190
Insurance - 2.6%
China Life Insurance Co Ltd H Shares	20,615	65,051
China Pacific Insurance Group Co Ltd H Shares	6,334	25,676
PICC Property & Casualty Co Ltd H Shares	43,406	102,558
Ping An Insurance Group Co of China Ltd H Shares	22,828	164,917
		358,202
TOTAL FINANCIALS		733,392

Health Care - 2.1%
Biotechnology - 0.2%
Innovent Biologics Inc (a)(b)(c)	2,087	23,366
Health Care Equipment & Supplies - 0.1%
Shanghai Conant Optical Co Ltd H Shares	1,944	11,262
Life Sciences Tools & Services - 0.8%
Wuxi Apptec Co Ltd H Shares (b)(c)	8,093	113,107
Pharmaceuticals - 1.0%
Consun Pharmaceutical Group Ltd	20,978	40,576
Hansoh Pharmaceutical Group Co Ltd (b)(c)	20,952	96,098
		136,674
TOTAL HEALTH CARE		284,409

Industrials - 2.4%
Electrical Equipment - 0.9%
Contemporary Amperex Technology Co Ltd A Shares (China)	1,738	94,934
Sieyuan Electric Co Ltd A Shares (China)	1,400	25,837
		120,771
Ground Transportation - 0.2%
Full Truck Alliance Co Ltd ADR	2,174	28,262
Machinery - 1.3%
Huaming Power Equipment Co Ltd A Shares (China)	18,145	66,539
UBTech Robotics Corp Ltd H Shares (a)	3,077	54,527
Zhejiang Sanhua Intelligent Controls Co Ltd H Shares	9,891	52,035
		173,101
TOTAL INDUSTRIALS		322,134

Information Technology - 2.4%
Electronic Equipment, Instruments & Components - 0.3%
Luxshare Precision Industry Co Ltd A Shares (China)	3,985	35,273
Semiconductors & Semiconductor Equipment - 0.8%
Daqo New Energy Corp ADR (a)	2,225	72,670
Montage Technology Co Ltd A Shares (China)	2,105	40,311
		112,981
Software - 0.7%
Pony AI Inc ADR (a)	5,269	98,425
Technology Hardware, Storage & Peripherals - 0.6%
Xiaomi Corp B Shares (a)(b)(c)	14,618	81,099
TOTAL INFORMATION TECHNOLOGY		327,778

Materials - 0.4%
Metals & Mining - 0.4%
Zijin Mining Group Co Ltd H Shares	12,120	50,286
TOTAL CHINA		3,982,064
GREECE - 1.8%
Financials - 1.8%
Banks - 1.8%
Alpha Bank SA	17,153	67,223
Eurobank Ergasias Services and Holdings SA	17,413	65,501
National Bank of Greece SA	7,492	110,061

TOTAL GREECE		242,785
HONG KONG - 1.1%
Financials - 1.1%
Capital Markets - 1.1%
Futu Holdings Ltd Class A ADR	735	146,294
HUNGARY - 1.4%
Financials - 1.0%
Banks - 1.0%
OTP Bank Nyrt	1,495	142,594
Health Care - 0.4%
Pharmaceuticals - 0.4%
Richter Gedeon Nyrt	1,698	52,336
TOTAL HUNGARY		194,930
INDIA - 10.4%
Communication Services - 1.3%
Wireless Telecommunication Services - 1.3%
Bharti Airtel Ltd	7,944	183,867
Consumer Discretionary - 1.3%
Automobiles - 0.4%
Mahindra & Mahindra Ltd	1,401	55,039
Hotels, Restaurants & Leisure - 0.9%
Eternal Ltd (a)	33,749	120,811
TOTAL CONSUMER DISCRETIONARY		175,850

Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Reliance Industries Ltd	14,487	242,590
Financials - 4.1%
Banks - 2.7%
Axis Bank Ltd	2,240	31,110
HDFC Bank Ltd/Gandhinagar	15,951	177,417
HDFC Bank Ltd/Gandhinagar ADR	1,250	45,275
ICICI Bank Ltd	7,926	120,108
		373,910
Capital Markets - 0.3%
HDFC Asset Management Co Ltd (b)(c)	653	39,571
Consumer Finance - 0.6%
Bajaj Finance Ltd	6,715	78,887
Insurance - 0.5%
HDFC Life Insurance Co Ltd (b)(c)	4,492	37,036
SBI Life Insurance Co Ltd (b)(c)	1,277	28,135
		65,171
TOTAL FINANCIALS		557,539

Health Care - 0.2%
Health Care Providers & Services - 0.2%
Max Healthcare Institute Ltd	1,591	20,573
Pharmaceuticals - 0.0%
Mankind Pharma Ltd	583	15,657
TOTAL HEALTH CARE		36,230

Industrials - 1.7%
Aerospace & Defense - 0.2%
Hindustan Aeronautics Ltd (c)	655	34,532
Construction & Engineering - 1.0%
Larsen & Toubro Ltd	2,856	129,694
Passenger Airlines - 0.5%
InterGlobe Aviation Ltd (b)(c)	1,006	63,750
TOTAL INDUSTRIALS		227,976

TOTAL INDIA		1,424,052
INDONESIA - 2.9%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telkom Indonesia Persero Tbk PT	64,560	12,487
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Sumber Alfaria Trijaya Tbk PT	484,591	58,571
Financials - 2.4%
Banks - 2.4%
Bank Central Asia Tbk PT	305,066	156,192
Bank Rakyat Indonesia Persero Tbk PT	365,347	87,398
Bank Syariah Indonesia Tbk PT	555,897	85,240
		328,830
TOTAL INDONESIA		399,888
KOREA (SOUTH) - 11.6%
Communication Services - 1.3%
Diversified Telecommunication Services - 0.3%
KT Corp	1,126	38,663
Interactive Media & Services - 1.0%
Kakao Corp	1,853	84,401
NAVER Corp	277	51,843
		136,244
TOTAL COMMUNICATION SERVICES		174,907

Consumer Discretionary - 1.0%
Automobile Components - 0.1%
Hyundai Mobis Co Ltd	74	16,361
Automobiles - 0.7%
Hyundai Motor Co	236	47,885
Kia Corp	543	45,552
		93,437
Broadline Retail - 0.2%
Coupang Inc Class A (a)	930	29,732
TOTAL CONSUMER DISCRETIONARY		139,530

Financials - 1.0%
Banks - 1.0%
KB Financial Group Inc	589	47,930
Shinhan Financial Group Co Ltd	570	29,184
Woori Financial Group Inc	3,297	58,593
		135,707
Insurance - 0.0%
Samsung Fire & Marine Insurance Co Ltd	10	3,089
TOTAL FINANCIALS		138,796

Health Care - 0.5%
Life Sciences Tools & Services - 0.5%
Samsung Biologics Co Ltd (a)(b)(c)(d)	86	73,469
Information Technology - 7.8%
Semiconductors & Semiconductor Equipment - 3.0%
SK Hynix Inc	1,049	410,276
Technology Hardware, Storage & Peripherals - 4.8%
Samsung Electronics Co Ltd	8,543	642,551
TOTAL INFORMATION TECHNOLOGY		1,052,827

TOTAL KOREA (SOUTH)		1,579,529
MALAYSIA - 0.3%
Financials - 0.3%
Banks - 0.3%
CIMB Group Holdings Bhd	25,606	44,632
MEXICO - 2.2%
Consumer Staples - 0.3%
Beverages - 0.1%
Fomento Economico Mexicano SAB de CV ADR	176	16,607
Consumer Staples Distribution & Retail - 0.2%
Wal-Mart de Mexico SAB de CV Series V	7,918	26,177
TOTAL CONSUMER STAPLES		42,784

Financials - 1.1%
Banks - 1.1%
Grupo Financiero Banorte SAB de CV	12,481	117,465
Regional SAB de CV	2,810	20,919
		138,384
Health Care - 0.3%
Pharmaceuticals - 0.3%
Genomma Lab Internacional SAB de CV	47,066	46,056
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte SAB de CV Series B	2,713	33,432
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Corp Inmobiliaria Vesta SAB de CV ADR	1,471	44,674
TOTAL MEXICO		305,330
PERU - 0.9%
Financials - 0.9%
Banks - 0.9%
Credicorp Ltd	467	121,887
PHILIPPINES - 0.6%
Industrials - 0.5%
Transportation Infrastructure - 0.5%
International Container Terminal Services Inc	7,892	71,245
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	35,526	12,042
TOTAL PHILIPPINES		83,287
POLAND - 0.7%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Allegro.eu SA (a)(b)(c)	2,521	23,551
Financials - 0.3%
Banks - 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	2,243	45,978
Industrials - 0.2%
Professional Services - 0.2%
Benefit Systems SA (a)	33	28,014
TOTAL POLAND		97,543
SAUDI ARABIA - 1.4%
Financials - 1.4%
Banks - 1.4%
Al Rajhi Bank	4,372	123,222
Saudi National Bank/The	6,877	73,129

TOTAL SAUDI ARABIA		196,351
SINGAPORE - 0.5%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Sea Ltd Class A ADR (a)	394	61,563
SOUTH AFRICA - 3.5%
Consumer Discretionary - 1.6%
Broadline Retail - 1.3%
Naspers Ltd Class N	2,479	174,115
Specialty Retail - 0.3%
Pepkor Holdings Ltd (b)(c)	31,882	48,547
TOTAL CONSUMER DISCRETIONARY		222,662

Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Shoprite Holdings Ltd	4,754	79,533
Financials - 1.0%
Banks - 0.6%
Capitec Bank Holdings Ltd	284	62,780
Standard Bank Group Ltd	1,645	24,153
		86,933
Financial Services - 0.4%
FirstRand Ltd	11,411	54,121
TOTAL FINANCIALS		141,054

Materials - 0.3%
Metals & Mining - 0.3%
Valterra Platinum Ltd	582	35,996
TOTAL SOUTH AFRICA		479,245
TAIWAN - 20.4%
Financials - 0.2%
Banks - 0.2%
E.Sun Financial Holding Co Ltd	25,340	24,494
Industrials - 0.3%
Machinery - 0.3%
Hiwin Technologies Corp	4,851	35,226
Information Technology - 19.9%
Electronic Equipment, Instruments & Components - 4.8%
Chroma ATE Inc	4,325	115,088
Delta Electronics Inc	6,277	202,925
Elite Material Co Ltd	1,824	80,598
Hon Hai Precision Industry Co Ltd	17,327	144,964
Unimicron Technology Corp	10,093	53,616
Yageo Corp	6,716	54,334
		651,525
Semiconductors & Semiconductor Equipment - 14.7%
MediaTek Inc	3,748	159,526
Taiwan Semiconductor Manufacturing Co Ltd	38,180	1,844,153
		2,003,679
Technology Hardware, Storage & Peripherals - 0.4%
AURAS Technology Co Ltd	1,217	41,716
Wiwynn Corp	155	21,982
		63,698
TOTAL INFORMATION TECHNOLOGY		2,718,902

TOTAL TAIWAN		2,778,622
THAILAND - 1.3%
Financials - 0.5%
Banks - 0.5%
Kasikornbank PCL	6,665	38,353
SCB X PCL	7,946	32,117
		70,470
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Bumrungrad Hospital Pcl	3,640	19,317
Industrials - 0.7%
Transportation Infrastructure - 0.7%
Airports of Thailand PCL	71,180	90,596
TOTAL THAILAND		180,383
UNITED ARAB EMIRATES - 0.8%
Energy - 0.3%
Energy Equipment & Services - 0.3%
ADNOC Drilling Co PJSC	31,398	47,700
Financials - 0.5%
Banks - 0.5%
Abu Dhabi Commercial Bank PJSC	4,557	17,891
First Abu Dhabi Bank PJSC	7,208	34,226
		52,117
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Emaar Properties PJSC	1,230	4,755
TOTAL UNITED ARAB EMIRATES		104,572
UNITED KINGDOM - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Anglogold Ashanti Plc	1,285	87,380
UNITED STATES - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
BeOne Medicines Ltd H Shares (a)	2,335	55,832
TOTAL COMMON STOCKS (Cost $10,405,111)		13,214,739

Money Market Funds - 6.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $814,548)	4.18	814,385	814,548

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $11,219,659)	14,029,287
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(382,963)
NET ASSETS - 100.0%	13,646,324

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $723,534 or 5.3% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $758,066 or 5.6% of net assets.

(d)	Level 3 security.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	323,002	4,613,950	4,122,405	18,138	1	-	814,548	814,385	0.0%
Total	323,002	4,613,950	4,122,405	18,138	1	-	814,548

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,382,292	458,837	923,455	-
Consumer Discretionary	1,848,328	1,073,343	774,985	-
Consumer Staples	255,186	255,186	-	-
Energy	290,290	290,290	-	-
Financials	3,488,149	2,524,146	964,003	-
Health Care	587,568	514,099	-	73,469
Industrials	838,621	838,621	-	-
Information Technology	4,099,507	2,174,255	1,925,252	-
Materials	294,101	258,105	35,996	-
Real Estate	61,471	61,471	-	-
Utilities	69,226	69,226	-	-

Money Market Funds	814,548	814,548	-	-
Total Investments in Securities:	14,029,287	9,332,127	4,623,691	73,469
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,405,111)	$13,214,739
Fidelity Central Funds (cost $814,548)	814,548

Total Investment in Securities (cost $11,219,659)		$14,029,287
Foreign currency held at value (cost $110,528)		110,528
Receivable for investments sold		5,976
Receivable for fund shares sold		85,449
Dividends receivable		1,833
Distributions receivable from Fidelity Central Funds		3,494
Prepaid expenses		9
Receivable from investment adviser for expense reductions		11,640
Other receivables		920
Total assets		14,249,136
Liabilities
Payable for investments purchased	$446,841
Payable for fund shares redeemed	34,883
Accrued management fee	9,949
Distribution and service plan fees payable	543
Deferred taxes	30,559
Audit fee payable	58,390
Other payables and accrued expenses	21,647
Total liabilities		602,812
Net Assets		$13,646,324
Net Assets consist of:
Paid in capital		$11,165,334
Total accumulated earnings (loss)		2,480,990
Net Assets		$13,646,324

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($727,061 ÷ 61,414 shares)(a)		$11.84
Maximum offering price per share (100/94.25 of $11.84)		$12.56
Class M :
Net Asset Value and redemption price per share ($360,670 ÷ 30,544 shares)(a)		$11.81
Maximum offering price per share (100/96.50 of $11.81)		$12.24
Class C :
Net Asset Value and offering price per share ($311,212 ÷ 26,518 shares)(a)		$11.74
Fidelity Sustainable Emerging Markets Equity Fund :
Net Asset Value, offering price and redemption price per share ($11,180,116 ÷ 942,814 shares)		$11.86
Class I :
Net Asset Value, offering price and redemption price per share ($344,819 ÷ 29,065 shares)		$11.86
Class Z :
Net Asset Value, offering price and redemption price per share ($722,446 ÷ 60,670 shares)		$11.91
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$176,680
Income from Fidelity Central Funds		18,138
Income before foreign taxes withheld		$194,818
Less foreign taxes withheld		(20,344)
Total income		174,474
Expenses
Management fee
Basic fee	$70,985
Performance adjustment	1,256
Distribution and service plan fees	4,750
Custodian fees and expenses	40,110
Independent trustees' fees and expenses	28
Registration fees	77,720
Audit fees	95,601
Legal	822
Miscellaneous	243
Total expenses before reductions	291,515
Expense reductions	(190,114)
Total expenses after reductions		101,401
Net Investment income (loss)		73,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,131)	167,312
Fidelity Central Funds	1
Foreign currency transactions	(8,862)
Futures contracts	18,709
Total net realized gain (loss)		177,160
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,214)	2,184,703
Assets and liabilities in foreign currencies	51
Futures contracts	2,487
Total change in net unrealized appreciation (depreciation)		2,187,241
Net gain (loss)		2,364,401
Net increase (decrease) in net assets resulting from operations		$2,437,474
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,073	$65,526
Net realized gain (loss)	177,160	325,105
Change in net unrealized appreciation (depreciation)	2,187,241	716,674
Net increase (decrease) in net assets resulting from operations	2,437,474	1,107,305
Distributions to shareholders	(76,282)	(77,705)

Share transactions - net increase (decrease)	4,868,913	1,255,113
Total increase (decrease) in net assets	7,230,105	2,284,713

Net Assets
Beginning of period	6,416,219	4,131,506
End of period	$13,646,324	$6,416,219

Financial Highlights
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.10	$7.36	$6.55	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07	.09	.08	.03
Net realized and unrealized gain (loss)	2.76	1.77	.77	(3.48)
Total from investment operations	2.83	1.86	.85	(3.45)
Distributions from net investment income	(.09)	(.12)	(.04)	-
Total distributions	(.09)	(.12)	(.04)	-
Net asset value, end of period	$11.84	$9.10	$7.36	$6.55
Total Return D,E,F	31.37%	25.58%	12.93%	(34.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.94%	4.98%	6.44%	8.77% I,J
Expenses net of fee waivers, if any	1.50%	1.50%	1.49%	1.57% I
Expenses net of all reductions, if any	1.49%	1.49%	1.48%	1.56% I
Net investment income (loss)	.73%	1.01%	1.06%	.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$727	$308	$224	$164
Portfolio turnover rate K	94%	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.08	$7.35	$6.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05	.06	.06	.01
Net realized and unrealized gain (loss)	2.75	1.77	.77	(3.47)
Total from investment operations	2.80	1.83	.83	(3.46)
Distributions from net investment income	(.07)	(.10)	(.02)	-
Total distributions	(.07)	(.10)	(.02)	-
Net asset value, end of period	$11.81	$9.08	$7.35	$6.54
Total Return D,E,F	31.12%	25.18%	12.65%	(34.60)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	4.27%	5.14%	6.57%	9.01% I,J
Expenses net of fee waivers, if any	1.75%	1.75%	1.74%	1.82% J
Expenses net of all reductions, if any	1.74%	1.74%	1.73%	1.82% J
Net investment income (loss)	.48%	.76%	.81%	.26% J
Supplemental Data
Net assets, end of period (000 omitted)	$361	$245	$184	$164
Portfolio turnover rate K	94%	108%	119%	84% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.03	$7.30	$6.52	$10.00
Income from Investment Operations
Net investment income (loss) B,C	- D	.02	.02	(.01)
Net realized and unrealized gain (loss)	2.74	1.77	.76	(3.47)
Total from investment operations	2.74	1.79	.78	(3.48)
Distributions from net investment income	(.03)	(.06)	-	-
Total distributions	(.03)	(.06)	-	-
Net asset value, end of period	$11.74	$9.03	$7.30	$6.52
Total Return E,F,G	30.41%	24.71%	11.96%	(34.80)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	4.81%	5.70%	7.07%	9.51% J,K
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.32% J
Expenses net of all reductions, if any	2.24%	2.24%	2.24%	2.32% J
Net investment income (loss)	(.02)%	.26%	.31%	(.24)% J
Supplemental Data
Net assets, end of period (000 omitted)	$311	$231	$185	$163
Portfolio turnover rate L	94%	108%	119%	84% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Sustainable Emerging Markets Equity Fund

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.12	$7.38	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10	.11	.10	.05
Net realized and unrealized gain (loss)	2.76	1.77	.76	(3.48)
Total from investment operations	2.86	1.88	.86	(3.43)
Distributions from net investment income	(.12)	(.14)	(.05)	-
Total distributions	(.12)	(.14)	(.05)	-
Net asset value, end of period	$11.86	$9.12	$7.38	$6.57
Total Return D,E	31.73%	25.84%	13.11%	(34.30)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	3.60%	4.63%	6.16%	8.07% H,I
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25% I
Expenses net of all reductions, if any	1.24%	1.24%	1.24%	1.25% I
Net investment income (loss)	.98%	1.26%	1.31%	.83% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,180	$4,724	$2,947	$2,082
Portfolio turnover rate J	94%	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class I

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.12	$7.38	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.11	.10	.04
Net realized and unrealized gain (loss)	2.76	1.77	.76	(3.47)
Total from investment operations	2.85	1.88	.86	(3.43)
Distributions from net investment income	(.11)	(.14)	(.05)	-
Total distributions	(.11)	(.14)	(.05)	-
Net asset value, end of period	$11.86	$9.12	$7.38	$6.57
Total Return D,E	31.68%	25.84%	13.11%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.78%	4.70%	6.00%	8.50% H,I
Expenses net of fee waivers, if any	1.25%	1.25%	1.24%	1.31% I
Expenses net of all reductions, if any	1.24%	1.24%	1.23%	1.31% I
Net investment income (loss)	.97%	1.26%	1.31%	.76% I
Supplemental Data
Net assets, end of period (000 omitted)	$345	$256	$201	$164
Portfolio turnover rate J	94%	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.16	$7.40	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.12	.11	.05
Net realized and unrealized gain (loss)	2.77	1.78	.77	(3.48)
Total from investment operations	2.88	1.90	.88	(3.43)
Distributions from net investment income	(.13)	(.14)	(.05)	-
Total distributions	(.13)	(.14)	(.05)	-
Net asset value, end of period	$11.91	$9.16	$7.40	$6.57
Total Return D,E	31.88%	26.04%	13.42%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.86%	4.45%	5.87%	8.23% H,I
Expenses net of fee waivers, if any	1.10%	1.10%	1.09%	1.15% H
Expenses net of all reductions, if any	1.09%	1.09%	1.09%	1.15% H
Net investment income (loss)	1.12%	1.41%	1.46%	.93% H
Supplemental Data
Net assets, end of period (000 omitted)	$722	$653	$390	$276
Portfolio turnover rate J	94%	108%	119%	84% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Emerging Markets Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,849,650
Gross unrealized depreciation	(159,197)
Net unrealized appreciation (depreciation)	$2,690,453
Tax Cost	$11,338,834

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$110,639
Capital loss carryforward	$(289,467)
Net unrealized appreciation (depreciation) on securities and other investments	$2,690,378

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(289,467)
Long-term	-
Total capital loss carryforward	$(289,467)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$76,282	$ 77,705
Total	$76,282	$ 77,705

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Emerging Markets Equity Fund	11,800,541	7,113,305
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.98
Class M	.90
Class C	.90
Fidelity Sustainable Emerging Markets Equity Fund	.98
Class I	.90
Class Z	.83

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.95
Class M	.90
Class C	.90
Fidelity Sustainable Emerging Markets Equity Fund	.91
Class I	.90
Class Z	.83

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Sustainable Emerging Markets Equity Fund	MSCI Emerging Markets Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Sustainable Emerging Markets Equity Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .02%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	923	625
Class M	.25%	.25%	1,350	1,238
Class C	.75%	.25%	2,477	2,442
			4,750	4,305
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	296
Class M	52
348

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Sustainable Emerging Markets Equity Fund	9

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable Emerging Markets Equity Fund	357,641	161,536	18,742
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Sustainable Emerging Markets Equity Fund	10
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.50%	9,124
Class M	1.75%	6,841
Class C	2.25%	6,364
Fidelity Sustainable Emerging Markets Equity Fund	1.25%	142,639
Class I	1.25%	6,848
Class Z	1.10%	17,733
		189,549
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $565.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Sustainable Emerging Markets Equity Fund
Distributions to shareholders
Class A	$2,849	$3,751
Class M	1,942	2,609
Class C	691	1,624
Fidelity Sustainable Emerging Markets Equity Fund	58,746	59,025
Class I	3,004	3,903
Class Z	9,050	6,793
Total	$76,282	$77,705
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Sustainable Emerging Markets Equity Fund
Class A
Shares sold	28,341	3,670	$315,160	$31,365
Reinvestment of distributions	320	479	2,849	3,751
Shares redeemed	(1,047)	(769)	(9,952)	(7,013)
Net increase (decrease)	27,614	3,380	$308,057	$28,103
Class M
Shares sold	3,405	1,527	$36,856	$12,598
Reinvestment of distributions	218	333	1,942	2,609
Shares redeemed	(9)	-	(79)	-
Net increase (decrease)	3,614	1,860	$38,719	$15,207
Class C
Shares sold	865	52	$10,033	$409
Reinvestment of distributions	78	207	691	1,624
Net increase (decrease)	943	259	$10,724	$2,033
Fidelity Sustainable Emerging Markets Equity Fund
Shares sold	649,081	264,312	$6,850,413	$2,290,939
Reinvestment of distributions	6,287	6,946	55,888	54,391
Shares redeemed	(230,484)	(152,780)	(2,307,527)	(1,305,836)
Net increase (decrease)	424,884	118,478	$4,598,774	$1,039,494
Class I
Shares sold	1,908	1,183	$20,055	$10,008
Reinvestment of distributions	338	498	3,004	3,903
Shares redeemed	(1,262)	(876)	(11,192)	(7,101)
Net increase (decrease)	984	805	$11,867	$6,810
Class Z
Shares sold	1,112	31,252	$9,698	$268,600
Reinvestment of distributions	565	462	5,032	3,624
Shares redeemed	(12,263)	(13,226)	(113,958)	(108,758)
Net increase (decrease)	(10,586)	18,488	$(99,228)	$163,466
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Emerging Markets Equity Fund	13%
In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable Emerging Markets Equity Fund	26%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Sustainable Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Emerging Markets Equity Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period February 10, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period February 10, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $9,119 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, Fidelity Sustainable Emerging Markets Equity Fund, Class I, and Class Z designate 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Sustainable Emerging Markets Equity Fund designates 83.22%; Class I designates 74.83%; and Class Z designates 77.36%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Class A	12/16/24	$0.1124	$0.0434
Class M	12/16/24	$0.1003	$0.0434
Class C	12/16/24	$0.0612	$0.0434
Fidelity Sustainable Emerging Markets Equity Fund	12/16/24	$0.1376	$0.0434
Class I	12/16/24	$0.1350	$0.0434
Calss Z	12/16/24	$0.1481	$0.0434

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board noted that, although total expenses ranked above median, Fidelity believes the fees charged are reasonable for the overall value of services shareholders receive.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.50%, 1.75%, 2.25%, 1.25%, 1.10%, and 1.25% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9905243.103
MAR-ANN-1225
Fidelity® Series Select International Small Cap Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Select International Small Cap Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
AUSTRALIA - 8.4%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
CAR Group Ltd	31,134	727,243
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Amotiv Ltd	176,313	1,030,179
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Beach Energy Ltd	740,394	600,705
Whitehaven Coal Ltd	273,110	1,286,611
		1,887,316
Financials - 1.3%
Insurance - 1.3%
nib holdings Ltd/Australia	331,806	1,636,939
Steadfast Group Ltd	433,321	1,587,723
		3,224,662
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Ansell Ltd	45,767	1,093,305
Industrials - 1.8%
Aerospace & Defense - 0.4%
DroneShield Ltd (a)(b)	343,914	861,838
Construction & Engineering - 0.6%
Ventia Services Group Pty Ltd	418,146	1,567,687
Professional Services - 0.8%
ALS Ltd	139,630	1,984,338
TOTAL INDUSTRIALS		4,413,863

Materials - 2.8%
Chemicals - 0.7%
Dyno Nobel Ltd	777,056	1,637,137
Metals & Mining - 2.1%
Evolution Mining Ltd	250,693	1,781,349
Imdex Ltd	603,158	1,357,583
Sandfire Resources Ltd (b)	191,984	2,039,990
		5,178,922
TOTAL MATERIALS		6,816,059

Real Estate - 0.6%
Specialized REITs - 0.6%
National Storage REIT unit	985,750	1,483,445
TOTAL AUSTRALIA		20,676,072
AUSTRIA - 1.0%
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
AT&S Austria Technologie & Systemtechnik AG (b)	43,727	1,625,463
Materials - 0.3%
Construction Materials - 0.3%
Wienerberger AG	30,562	906,750
TOTAL AUSTRIA		2,532,213
BAILIWICK OF JERSEY - 0.9%
Financials - 0.9%
Capital Markets - 0.9%
JTC PLC (a)(c)	122,082	2,091,344
BELGIUM - 2.5%
Communication Services - 0.2%
Entertainment - 0.2%
Kinepolis Group NV	16,986	582,473
Financials - 0.8%
Banks - 0.8%
KBC Ancora	22,429	1,763,160
Health Care - 0.6%
Health Care Providers & Services - 0.6%
Fagron	61,065	1,449,963
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Barco NV	59,961	855,632
Real Estate - 0.6%
Industrial REITs - 0.6%
Warehouses De Pauw CVA	59,998	1,522,830
TOTAL BELGIUM		6,174,058
DENMARK - 0.2%
Industrials - 0.2%
Machinery - 0.2%
FLSmidth & Co A/S	7,500	584,585
FINLAND - 2.9%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
Puuilo Oyj	79,571	1,302,388
Industrials - 0.8%
Machinery - 0.8%
Konecranes Oyj A Shares	18,837	1,858,587
Materials - 0.8%
Chemicals - 0.4%
Kemira Oyj	47,711	1,050,387
Containers & Packaging - 0.4%
Huhtamaki Oyj	28,278	950,460
TOTAL MATERIALS		2,000,847

Utilities - 0.8%
Electric Utilities - 0.8%
Fortum Oyj	90,175	2,010,204
TOTAL FINLAND		7,172,026
FRANCE - 4.3%
Communication Services - 0.9%
Entertainment - 0.6%
Vivendi SE	357,378	1,286,051
Media - 0.3%
IPSOS SA	22,052	844,902
TOTAL COMMUNICATION SERVICES		2,130,953

Consumer Discretionary - 0.1%
Household Durables - 0.1%
SEB SA	6,630	366,667
Energy - 0.7%
Energy Equipment & Services - 0.7%
Vallourec SACA	88,611	1,649,009
Health Care - 0.7%
Pharmaceuticals - 0.7%
Euroapi SA (b)	101,810	376,463
Virbac SACA	3,569	1,458,345
		1,834,808
Industrials - 1.4%
Commercial Services & Supplies - 0.7%
Elis SA	56,155	1,563,806
Trading Companies & Distributors - 0.7%
Rexel SA	45,793	1,583,499
TOTAL INDUSTRIALS		3,147,305

Materials - 0.5%
Construction Materials - 0.5%
Vicat SACA	17,224	1,290,461
TOTAL FRANCE		10,419,203
GERMANY - 3.0%
Consumer Discretionary - 0.5%
Automobile Components - 0.5%
SAF-Holland SE	77,789	1,264,255
Industrials - 0.7%
Aerospace & Defense - 0.6%
Hensoldt AG	12,528	1,331,405
Machinery - 0.1%
Stabilus SE	13,105	328,544
TOTAL INDUSTRIALS		1,659,949

Information Technology - 0.9%
IT Services - 0.5%
Bechtle AG	27,300	1,152,964
Software - 0.4%
Mensch und Maschine Software SE	19,918	956,221
TOTAL INFORMATION TECHNOLOGY		2,109,185

Materials - 0.5%
Chemicals - 0.2%
LANXESS AG	23,618	561,888
Metals & Mining - 0.3%
Aurubis AG	5,900	767,792
TOTAL MATERIALS		1,329,680

Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Patrizia SE	104,325	871,814
TOTAL GERMANY		7,234,883
HONG KONG - 1.8%
Consumer Discretionary - 0.6%
Specialty Retail - 0.6%
Luk Fook Holdings International Ltd	471,635	1,510,096
Industrials - 0.3%
Marine Transportation - 0.3%
Pacific Basin Shipping Ltd	2,272,235	751,510
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
ASMPT Ltd	120,925	1,276,081
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Hysan Development Co Ltd	421,383	873,074
TOTAL HONG KONG		4,410,761
IRELAND - 0.7%
Financials - 0.7%
Banks - 0.7%
Bank of Ireland Group PLC	98,296	1,607,173
ISRAEL - 2.6%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Bezeq The Israeli Telecommunication Corp Ltd	1,042,759	2,134,833
Consumer Staples - 0.7%
Consumer Staples Distribution & Retail - 0.7%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	18,173	1,708,293
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
Nova Ltd (Israel) (b)	7,162	2,479,978
TOTAL ISRAEL		6,323,104
ITALY - 2.9%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.5%
RAI Way SpA (a)(c)	180,932	1,238,795
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
Brembo NV	127,054	1,368,564
Financials - 0.7%
Capital Markets - 0.7%
Banca Generali SpA	31,641	1,787,079
Health Care - 1.0%
Health Care Equipment & Supplies - 0.4%
GVS SpA (a)(b)(c)	184,676	915,327
Pharmaceuticals - 0.6%
Recordati Industria Chimica e Farmaceutica SpA	24,267	1,440,525
TOTAL HEALTH CARE		2,355,852

Industrials - 0.1%
Aerospace & Defense - 0.1%
Avio SpA (a)	9,305	402,739
TOTAL ITALY		7,153,029
JAPAN - 38.2%
Communication Services - 1.0%
Entertainment - 0.4%
Daiichikosho Co Ltd	104,631	1,070,344
Wireless Telecommunication Services - 0.6%
Okinawa Cellular Telephone Co	85,456	1,426,762
TOTAL COMMUNICATION SERVICES		2,497,106

Consumer Discretionary - 5.3%
Automobile Components - 0.9%
Shoei Co Ltd	94,692	1,007,074
Stanley Electric Co Ltd	58,474	1,151,571
		2,158,645
Distributors - 0.5%
PALTAC Corp	42,752	1,261,671
Hotels, Restaurants & Leisure - 1.3%
Food & Life Cos Ltd	41,911	2,043,743
Kyoritsu Maintenance Co Ltd	52,758	1,028,046
		3,071,789
Household Durables - 1.6%
Haseko Corp	105,448	1,703,754
Nikon Corp	108,543	1,269,188
Rinnai Corp	43,209	981,041
		3,953,983
Leisure Products - 0.4%
Sega Sammy Holdings Inc	58,883	1,090,850
Specialty Retail - 0.6%
Nextage Co Ltd	98,401	1,483,262
TOTAL CONSUMER DISCRETIONARY		13,020,200

Consumer Staples - 2.4%
Consumer Staples Distribution & Retail - 0.6%
Cosmos Pharmaceutical Corp	18,047	807,905
Tsuruha Holdings Inc	35,600	618,397
		1,426,302
Food Products - 1.5%
Kotobuki Spirits Co Ltd	81,109	972,876
Morinaga & Co Ltd/Japan	68,616	1,182,336
Toyo Suisan Kaisha Ltd	22,224	1,614,417
		3,769,629
Personal Care Products - 0.3%
Milbon Co Ltd	50,654	761,240
TOTAL CONSUMER STAPLES		5,957,171

Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Itochu Enex Co Ltd	90,500	1,069,369
San-Ai Obbli Co Ltd	91,400	1,211,075
		2,280,444
Financials - 3.5%
Banks - 2.4%
Hokuhoku Financial Group Inc	96,687	2,370,905
Kyoto Financial Group Inc	80,288	1,627,537
Suruga Bank Ltd	193,096	1,930,835
		5,929,277
Financial Services - 1.1%
Fuyo General Lease Co Ltd	41,859	1,095,977
Zenkoku Hosho Co Ltd	74,372	1,529,329
		2,625,306
TOTAL FINANCIALS		8,554,583

Health Care - 2.8%
Health Care Equipment & Supplies - 0.3%
Nagaileben Co Ltd	55,779	636,295
Health Care Providers & Services - 1.2%
As One Corp	84,004	1,372,812
H.U. Group Holdings Inc	69,016	1,683,863
		3,056,675
Pharmaceuticals - 1.3%
Kissei Pharmaceutical Co Ltd	34,988	913,806
Santen Pharmaceutical Co Ltd	99,300	972,317
Sawai Group Holdings Co Ltd	98,677	1,177,837
		3,063,960
TOTAL HEALTH CARE		6,756,930

Industrials - 10.2%
Air Freight & Logistics - 0.2%
AZ-COM MARUWA Holdings Inc	70,800	472,275
Building Products - 1.1%
Nichias Corp	28,500	1,065,953
Sanwa Holdings Corp	52,570	1,436,115
		2,502,068
Commercial Services & Supplies - 0.9%
Daiei Kankyo Co Ltd	59,207	1,317,760
Park24 Co Ltd (d)	73,075	854,462
		2,172,222
Construction & Engineering - 0.9%
Penta-Ocean Construction Co Ltd	239,101	2,194,591
Electrical Equipment - 0.6%
SWCC Corp	31,761	1,549,820
Ground Transportation - 0.5%
Kyushu Railway Co	51,112	1,295,792
Machinery - 3.9%
Daihatsu Diesel Manufacturing Co Ltd	80,445	1,605,142
Galilei Co Ltd	55,309	1,288,426
Hosokawa Micron Corp	38,394	1,420,062
IHI Corp	69,132	1,442,213
Japan Steel Works Ltd/The	13,500	888,261
Meidensha Corp	37,561	1,494,056
Takeuchi Manufacturing Co Ltd	26,773	1,106,638
		9,244,798
Professional Services - 0.8%
BayCurrent Inc	30,760	1,410,158
Timee Inc (b)(d)	69,300	671,820
		2,081,978
Trading Companies & Distributors - 0.6%
Inaba Denki Sangyo Co Ltd	52,734	1,554,543
Transportation Infrastructure - 0.7%
Kamigumi Co Ltd	53,510	1,606,585
TOTAL INDUSTRIALS		24,674,672

Information Technology - 4.7%
Electronic Equipment, Instruments & Components - 2.8%
Anritsu Corp	92,697	1,375,327
Daiwabo Holdings Co Ltd	74,473	1,394,165
Dexerials Corp	67,891	1,100,459
Hamamatsu Photonics KK	73,500	825,331
Maruwa Co Ltd/Aichi	4,535	1,290,964
Riken Keiki Co Ltd	42,059	960,662
		6,946,908
IT Services - 0.9%
NSD Co Ltd	54,947	1,175,169
Zuken Inc	30,363	939,793
		2,114,962
Semiconductors & Semiconductor Equipment - 1.0%
SUMCO Corp	129,324	1,323,786
Towa Corp	75,200	1,158,912
		2,482,698
TOTAL INFORMATION TECHNOLOGY		11,544,568

Materials - 4.3%
Chemicals - 1.9%
Kaneka Corp	44,418	1,227,253
Kuraray Co Ltd	90,333	980,351
Resonac Holdings Corp (d)	58,012	2,273,276
		4,480,880
Construction Materials - 0.4%
Maeda Kosen Co Ltd	82,030	1,026,240
Containers & Packaging - 0.4%
FP Corp	59,709	970,547
Metals & Mining - 1.6%
Dowa Holdings Co Ltd	29,729	1,080,283
Toho Titanium Co Ltd	125,200	1,286,852
UACJ Corp	129,316	1,674,034
		4,041,169
TOTAL MATERIALS		10,518,836

Real Estate - 2.6%
Diversified REITs - 0.5%
Daiwa House REIT Investment Corp	1,498	1,290,860
Industrial REITs - 0.5%
SOSiLA Logistics REIT Inc	1,671	1,338,014
Real Estate Management & Development - 1.1%
Relo Group Inc	83,237	895,509
Tokyo Tatemono Co Ltd	85,007	1,587,228
		2,482,737
Residential REITs - 0.5%
Daiwa Securities Living Investment Corporation	1,760	1,260,814
TOTAL REAL ESTATE		6,372,425

Utilities - 0.5%
Gas Utilities - 0.5%
Nippon Gas Co Ltd	62,779	1,201,115
TOTAL JAPAN		93,378,050
NETHERLANDS - 0.8%
Industrials - 0.2%
Electrical Equipment - 0.2%
TKH Group NV depository receipt	15,278	675,879
Real Estate - 0.6%
Retail REITs - 0.6%
Eurocommercial Properties NV	46,666	1,393,150
TOTAL NETHERLANDS		2,069,029
NEW ZEALAND - 1.2%
Industrials - 0.6%
Building Products - 0.6%
Fletcher Building Ltd (b)	739,180	1,378,966
Utilities - 0.6%
Electric Utilities - 0.6%
Contact Energy Ltd	289,575	1,544,411
TOTAL NEW ZEALAND		2,923,377
NORWAY - 1.5%
Energy - 0.8%
Energy Equipment & Services - 0.8%
DOF Group ASA A Shares	141,121	1,266,421
TGS ASA	82,482	713,323
		1,979,744
Financials - 0.7%
Banks - 0.7%
SpareBank 1 SMN	97,528	1,793,377
TOTAL NORWAY		3,773,121
SINGAPORE - 1.0%
Real Estate - 1.0%
Hotel & Resort REITs - 0.3%
CDL Hospitality Trusts unit	1,385,839	878,394
Industrial REITs - 0.7%
Mapletree Industrial Trust	996,807	1,631,222
TOTAL SINGAPORE		2,509,616
SPAIN - 4.3%
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
CIE Automotive SA	41,362	1,387,369
Financials - 1.5%
Banks - 1.0%
Bankinter SA	160,335	2,415,469
Insurance - 0.5%
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,012,250	1,341,785
TOTAL FINANCIALS		3,757,254

Health Care - 0.5%
Biotechnology - 0.5%
Grifols SA Class A	86,400	1,118,882
Industrials - 1.7%
Air Freight & Logistics - 0.6%
Logista Integral SA	46,927	1,564,295
Construction & Engineering - 0.2%
Sacyr SA	136,100	598,637
Machinery - 0.9%
Construcciones y Auxiliar de Ferrocarriles SA	20,500	1,294,887
Fluidra SA	24,595	712,138
		2,007,025
TOTAL INDUSTRIALS		4,169,957

TOTAL SPAIN		10,433,462
SWEDEN - 4.2%
Consumer Staples - 0.4%
Food Products - 0.4%
AAK AB	41,315	1,154,179
Financials - 0.9%
Banks - 0.2%
Noba (b)	47,200	475,465
Capital Markets - 0.7%
Avanza Bank Holding AB	44,486	1,720,393
TOTAL FINANCIALS		2,195,858

Health Care - 0.7%
Life Sciences Tools & Services - 0.7%
AddLife AB B Shares	79,090	1,709,964
Industrials - 1.0%
Commercial Services & Supplies - 0.5%
Loomis AB	30,771	1,243,763
Trading Companies & Distributors - 0.5%
AddTech AB B Shares	35,951	1,218,518
TOTAL INDUSTRIALS		2,462,281

Information Technology - 0.6%
IT Services - 0.6%
Atea ASA	93,363	1,423,131
Materials - 0.6%
Metals & Mining - 0.6%
Alleima AB	156,500	1,355,749
TOTAL SWEDEN		10,301,162
SWITZERLAND - 2.5%
Consumer Staples - 0.5%
Food Products - 0.5%
Barry Callebaut AG (d)	923	1,199,699
Financials - 0.7%
Capital Markets - 0.7%
VZ Holding AG	8,837	1,724,025
Industrials - 0.5%
Machinery - 0.5%
Bucher Industries AG	2,880	1,275,825
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
International Workplace Group PLC	117,600	349,768
PSP Swiss Property AG	8,789	1,519,167
		1,868,935
TOTAL SWITZERLAND		6,068,484
UNITED KINGDOM - 12.6%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Zegona Communications plc (b)	140,939	2,277,364
Consumer Discretionary - 3.2%
Broadline Retail - 0.2%
B&M European Value Retail SA	290,936	686,627
Distributors - 0.6%
Inchcape PLC	136,522	1,370,226
Diversified Consumer Services - 0.4%
ME Group International PLC	429,266	1,062,438
Hotels, Restaurants & Leisure - 0.3%
Playtech Plc	227,100	786,129
Household Durables - 0.6%
Vistry Group PLC (b)	162,330	1,373,775
Leisure Products - 0.6%
Games Workshop Group PLC	6,901	1,444,190
Textiles, Apparel & Luxury Goods - 0.5%
Burberry Group PLC (b)	71,707	1,165,743
TOTAL CONSUMER DISCRETIONARY		7,889,128

Financials - 2.2%
Banks - 0.5%
Close Brothers Group PLC (b)	209,400	1,152,072
Capital Markets - 0.3%
ICG PLC	31,444	797,657
Insurance - 1.4%
Lancashire Holdings Ltd	212,651	1,866,122
Sabre Insurance Group PLC (a)(c)	842,257	1,482,674
		3,348,796
TOTAL FINANCIALS		5,298,525

Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
Convatec Group PLC (a)(c)	348,200	1,117,045
Industrials - 3.5%
Aerospace & Defense - 0.6%
Senior PLC	586,534	1,468,630
Commercial Services & Supplies - 0.9%
Mitie Group PLC	941,325	2,037,948
Construction & Engineering - 0.5%
Balfour Beatty PLC	126,600	1,117,632
Industrial Conglomerates - 0.5%
DCC PLC	20,370	1,340,679
Machinery - 0.5%
IMI PLC	38,503	1,207,884
Passenger Airlines - 0.5%
JET2 PLC	72,705	1,269,362
TOTAL INDUSTRIALS		8,442,135

Materials - 1.0%
Chemicals - 0.4%
Elementis PLC	490,526	1,059,400
Metals & Mining - 0.6%
Hill & Smith PLC	52,744	1,493,195
TOTAL MATERIALS		2,552,595

Real Estate - 1.3%
Real Estate Management & Development - 0.9%
Grainger PLC	331,921	817,147
Savills PLC	112,710	1,492,517
		2,309,664
Residential REITs - 0.4%
UNITE Group PLC/The	131,142	976,835
TOTAL REAL ESTATE		3,286,499

TOTAL UNITED KINGDOM		30,863,291
UNITED STATES - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Acerinox SA	79,732	1,027,477
TOTAL COMMON STOCKS (Cost $208,842,998)		239,725,520

Non-Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
GERMANY - 0.4%
Industrials - 0.4%
Machinery - 0.4%
Jungheinrich AG (Cost $934,739)	27,339	976,251

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.18	2,885,100	2,885,677
Fidelity Securities Lending Cash Central Fund (e)(f)	4.18	4,298,338	4,298,768
TOTAL MONEY MARKET FUNDS (Cost $7,184,445)			7,184,445

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $216,962,182)	247,886,216
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(2,856,408)
NET ASSETS - 100.0%	245,029,808

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $8,109,762 or 3.3% of net assets.

(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,845,185 or 2.8% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	211,957,444	209,071,689	197,011	(78)	-	2,885,677	2,885,100	0.0%
Fidelity Securities Lending Cash Central Fund	-	4,766,638	467,870	6,063	-	-	4,298,768	4,298,338	0.0%
Total	-	216,724,082	209,539,559	203,074	(78)	-	7,184,445

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	11,588,767	11,588,767	-	-
Consumer Discretionary	29,138,846	29,138,846	-	-
Consumer Staples	10,019,342	10,019,342	-	-
Energy	7,796,513	7,796,513	-	-
Financials	33,797,040	33,797,040	-	-
Health Care	17,436,749	17,436,749	-	-
Industrials	55,898,253	55,898,253	-	-
Information Technology	21,314,038	21,314,038	-	-
Materials	27,798,454	27,798,454	-	-
Real Estate	20,181,788	20,181,788	-	-
Utilities	4,755,730	4,755,730	-	-

Non-Convertible Preferred Stocks
Industrials	976,251	976,251	-	-

Money Market Funds	7,184,445	7,184,445	-	-
Total Investments in Securities:	247,886,216	247,886,216	-	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $4,060,525) - See accompanying schedule:
Unaffiliated issuers (cost $209,777,737)	$240,701,771
Fidelity Central Funds (cost $7,184,445)	7,184,445

Total Investment in Securities (cost $216,962,182)		$247,886,216
Foreign currency held at value (cost $19,500)		19,499
Receivable for investments sold		763,808
Receivable for fund shares sold		404,618
Dividends receivable		897,356
Reclaims receivable		155,906
Distributions receivable from Fidelity Central Funds		18,547
Receivable from investment adviser for expense reductions		557
Total assets		250,146,507
Liabilities
Payable for investments purchased	$410,286
Payable for fund shares redeemed	404,620
Other payables and accrued expenses	3,025
Collateral on securities loaned	4,298,768
Total liabilities		5,116,699
Net Assets		$245,029,808
Net Assets consist of:
Paid in capital		$208,795,407
Total accumulated earnings (loss)		36,234,401
Net Assets		$245,029,808
Net Asset Value, offering price and redemption price per share ($245,029,808 ÷ 17,878,754 shares)		$13.71
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$4,829,722
Income from Fidelity Central Funds (including $6,063 from security lending)		203,074
Income before foreign taxes withheld		$5,032,796
Less foreign taxes withheld		(398,496)
Total income		4,634,300
Expenses
Custodian fees and expenses	$14,981
Independent trustees' fees and expenses	343
Total expenses		15,324
Net Investment income (loss)		4,618,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	865,848
Fidelity Central Funds	(78)
Foreign currency transactions	(90,097)
Total net realized gain (loss)		775,673
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	30,784,428
Assets and liabilities in foreign currencies	(27,921)
Total change in net unrealized appreciation (depreciation)		30,756,507
Net gain (loss)		31,532,180
Net increase (decrease) in net assets resulting from operations		$36,151,156
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,618,976	$40,016
Net realized gain (loss)	775,673	40,650
Change in net unrealized appreciation (depreciation)	30,756,507	119,572
Net increase (decrease) in net assets resulting from operations	36,151,156	200,238
Distributions to shareholders	(88,511)	(68,011)

Share transactions
Proceeds from sales of shares	218,680,080	-
Reinvestment of distributions	88,511	68,011
Cost of shares redeemed	(11,082,063)	-

Net increase (decrease) in net assets resulting from share transactions	207,686,528	68,011
Total increase (decrease) in net assets	243,749,173	200,238

Net Assets
Beginning of period	1,280,635	1,080,397
End of period	$245,029,808	$1,280,635

Other Information
Shares
Sold	18,599,173	-
Issued in reinvestment of distributions	7,889	6,072
Redeemed	(834,691)	-
Net increase (decrease)	17,772,371	6,072

Financial Highlights
Fidelity® Series Select International Small Cap Fund

Years ended October 31,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.04	$10.77	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.45	.38	.31
Net realized and unrealized gain (loss)	2.05	1.57	.49
Total from investment operations	2.50	1.95	.80
Distributions from net investment income	(.46)	(.43)	(.03)
Distributions from net realized gain	(.37)	(.25)	-
Total distributions	(.83)	(.68)	(.03)
Net asset value, end of period	$13.71	$12.04	$10.77
Total Return D,E	22.31%	18.56%	8.03%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.01%	.22%	.23% H
Expenses net of fee waivers, if any	.01%	.01%	.01% H
Expenses net of all reductions, if any	.01%	.01%	.01% H
Net investment income (loss)	3.45%	3.14%	2.69% H
Supplemental Data
Net assets, end of period (000 omitted)	$245,030	$1,281	$1,080
Portfolio turnover rate I	13%	18%	23% H

AFor the period November 4, 2022 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Series Select International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,434,274
Gross unrealized depreciation	(6,464,838)
Net unrealized appreciation (depreciation)	$29,969,436
Tax Cost	$217,916,780

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,282,560
Undistributed long-term capital gain	$10,582
Net unrealized appreciation (depreciation) on securities and other investments	$29,941,260

Due to large subscriptions in the current period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$49,468	$68,011
Long-term Capital Gains	39,043	-
Total	$88,511	$ 68,011

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Select International Small Cap Fund	225,106,005	17,270,668
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Select International Small Cap Fund	2,577,542	15,556	(674)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Select International Small Cap Fund	681	-	-
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Select International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Select International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 4, 2022 (commencement of operations) through October 31, 2023, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 4, 2022 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 10, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $10,669, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 72.39% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.91% of the dividends distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4959 and $0.0351 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Select International Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9906198.102
SSI-ANN-1225
Fidelity® Sustainable International Equity Fund

Annual Report
October 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Sustainable International Equity Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.0%
	Shares	Value ($)
AUSTRALIA - 4.0%
Financials - 2.0%
Capital Markets - 1.1%
Macquarie Group Ltd	1,413	202,064
Insurance - 0.9%
QBE Insurance Group Ltd	12,102	157,100
TOTAL FINANCIALS		359,164

Industrials - 0.9%
Commercial Services & Supplies - 0.9%
Brambles Ltd	10,450	169,979
Materials - 1.1%
Metals & Mining - 1.1%
IperionX Ltd (a)	42,494	189,066
TOTAL AUSTRALIA		718,209
AUSTRIA - 0.6%
Materials - 0.6%
Construction Materials - 0.6%
Wienerberger AG	3,868	114,761
BELGIUM - 2.8%
Financials - 0.9%
Banks - 0.9%
KBC Group NV	1,329	159,698
Health Care - 1.9%
Pharmaceuticals - 1.9%
UCB SA	1,320	338,533
TOTAL BELGIUM		498,231
CANADA - 2.9%
Energy - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Cameco Corp	3,004	307,008
Information Technology - 1.2%
IT Services - 1.2%
Shopify Inc Class A (a)	1,195	207,773
TOTAL CANADA		514,781
DENMARK - 0.6%
Financials - 0.2%
Insurance - 0.2%
Tryg A/S	1,852	45,650
Health Care - 0.4%
Pharmaceuticals - 0.4%
Novo Nordisk A/S Series B	1,293	63,657
TOTAL DENMARK		109,307
FINLAND - 0.5%
Utilities - 0.5%
Electric Utilities - 0.5%
Fortum Oyj	3,841	85,625
FRANCE - 8.8%
Consumer Discretionary - 1.2%
Textiles, Apparel & Luxury Goods - 1.2%
Hermes International SCA	86	213,026
Consumer Staples - 2.8%
Food Products - 2.1%
Danone SA	4,111	363,070
Personal Care Products - 0.7%
L'Oreal SA	305	127,280
TOTAL CONSUMER STAPLES		490,350

Financials - 2.9%
Capital Markets - 0.9%
Amundi SA (b)(c)	2,269	168,167
Insurance - 2.0%
AXA SA	7,975	346,023
TOTAL FINANCIALS		514,190

Health Care - 1.2%
Health Care Equipment & Supplies - 1.2%
EssilorLuxottica SA	585	213,955
Materials - 0.7%
Chemicals - 0.7%
Air Liquide SA	705	136,445
TOTAL FRANCE		1,567,966
GERMANY - 8.8%
Consumer Discretionary - 1.0%
Specialty Retail - 1.0%
Auto1 Group SE (a)	5,041	176,872
Financials - 2.1%
Capital Markets - 0.8%
Deutsche Boerse AG	541	137,003
Insurance - 1.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	369	228,298
TOTAL FINANCIALS		365,301

Health Care - 1.1%
Pharmaceuticals - 1.1%
Merck KGaA	1,461	191,382
Industrials - 1.7%
Air Freight & Logistics - 0.7%
Deutsche Post AG	2,762	126,904
Industrial Conglomerates - 1.0%
Siemens AG	609	172,589
TOTAL INDUSTRIALS		299,493

Information Technology - 1.1%
Software - 1.1%
SAP SE	770	200,256
Materials - 1.3%
Construction Materials - 1.3%
Heidelberg Materials AG	1,009	236,715
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Instone Real Estate Group SE (b)(c)	10,338	98,784
TOTAL GERMANY		1,568,803
HONG KONG - 1.6%
Financials - 1.6%
Insurance - 1.6%
AIA Group Ltd	29,083	282,999
INDIA - 0.4%
Financials - 0.4%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar ADR	2,206	79,900
IRELAND - 1.6%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Dalata Hotel Group PLC	4,543	33,723
Consumer Staples - 0.3%
Food Products - 0.3%
Kerry Group PLC Class A	671	61,178
Financials - 0.5%
Banks - 0.5%
AIB Group PLC	9,787	90,079
Industrials - 0.6%
Building Products - 0.6%
Kingspan Group PLC	1,378	103,084
TOTAL IRELAND		288,064
ITALY - 4.4%
Financials - 3.8%
Banks - 3.8%
Intesa Sanpaolo SpA	32,402	208,842
UniCredit SpA	6,280	465,014
		673,856
Industrials - 0.6%
Electrical Equipment - 0.6%
Prysmian SpA	1,025	106,119
TOTAL ITALY		779,975
JAPAN - 21.9%
Communication Services - 0.9%
Wireless Telecommunication Services - 0.9%
SoftBank Group Corp	928	162,835
Consumer Discretionary - 4.9%
Broadline Retail - 0.5%
Pan Pacific International Holdings Corp	15,299	91,008
Household Durables - 3.4%
Sony Group Corp	21,785	606,704
Specialty Retail - 1.0%
Fast Retailing Co Ltd	479	175,850
TOTAL CONSUMER DISCRETIONARY		873,562

Financials - 4.3%
Banks - 2.2%
Mizuho Financial Group Inc	2,636	88,294
Sumitomo Mitsui Financial Group Inc	11,368	307,775
		396,069
Financial Services - 1.5%
ORIX Corp	10,950	267,859
Insurance - 0.6%
Tokio Marine Holdings Inc	2,860	106,659
TOTAL FINANCIALS		770,587

Health Care - 0.1%
Pharmaceuticals - 0.1%
Chugai Pharmaceutical Co Ltd	200	9,154
Industrials - 8.2%
Industrial Conglomerates - 4.9%
Hitachi Ltd	24,719	852,999
Trading Companies & Distributors - 3.3%
ITOCHU Corp	10,061	583,056
TOTAL INDUSTRIALS		1,436,055

Information Technology - 3.5%
Electronic Equipment, Instruments & Components - 1.5%
Ibiden Co Ltd	2,876	272,745
IT Services - 0.6%
NEC Corp	2,916	106,301
Semiconductors & Semiconductor Equipment - 1.4%
Advantest Corp	1,128	168,913
Disco Corp	215	71,398
		240,311
TOTAL INFORMATION TECHNOLOGY		619,357

TOTAL JAPAN		3,871,550
KOREA (SOUTH) - 1.5%
Communication Services - 0.4%
Interactive Media & Services - 0.4%
Webtoon Entertainment Inc (a)	4,384	76,852
Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 1.1%
SK Hynix Inc	503	196,729
TOTAL KOREA (SOUTH)		273,581
NETHERLANDS - 6.8%
Communication Services - 2.2%
Diversified Telecommunication Services - 2.1%
Koninklijke KPN NV	79,901	369,739
Entertainment - 0.1%
Universal Music Group NV	777	20,841
TOTAL COMMUNICATION SERVICES		390,580

Financials - 2.1%
Banks - 2.1%
ING Groep NV	14,763	368,627
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
ASML Holding NV	420	444,464
TOTAL NETHERLANDS		1,203,671
NEW ZEALAND - 0.3%
Utilities - 0.3%
Electric Utilities - 0.3%
Contact Energy Ltd	10,852	57,877
PORTUGAL - 0.5%
Financials - 0.5%
Banks - 0.5%
Banco Comercial Portugues SA	97,276	85,798
SPAIN - 2.9%
Consumer Staples - 0.0%
Personal Care Products - 0.0%
Puig Brands SA Class B	400	6,865
Financials - 1.3%
Banks - 1.3%
Banco Santander SA	8,386	85,313
CaixaBank SA	13,447	142,132
		227,445
Utilities - 1.6%
Electric Utilities - 1.6%
Iberdrola SA	13,786	279,390
Independent Power and Renewable Electricity Producers - 0.0%
EDP Renovaveis SA	269	3,932
TOTAL UTILITIES		283,322

TOTAL SPAIN		517,632
SWEDEN - 2.4%
Financials - 1.1%
Financial Services - 1.1%
Investor AB B Shares	5,846	192,944
Industrials - 0.4%
Machinery - 0.4%
Indutrade AB	2,816	75,289
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.9%
Lagercrantz Group AB B Shares	6,181	151,853
TOTAL SWEDEN		420,086
SWITZERLAND - 1.8%
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Cie Financiere Richemont SA Series A	388	76,748
Industrials - 1.4%
Electrical Equipment - 1.4%
ABB Ltd	3,331	247,652
TOTAL SWITZERLAND		324,400
TAIWAN - 3.4%
Information Technology - 3.4%
Semiconductors & Semiconductor Equipment - 3.4%
Taiwan Semiconductor Manufacturing Co Ltd	12,430	600,388
UNITED KINGDOM - 10.8%
Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 0.8%
Compass Group PLC	4,361	144,348
Household Durables - 0.2%
Bellway PLC	1,031	35,540
TOTAL CONSUMER DISCRETIONARY		179,888

Consumer Staples - 1.5%
Food Products - 0.4%
Cranswick PLC	1,068	69,240
Personal Care Products - 1.1%
Unilever PLC	3,214	192,854
TOTAL CONSUMER STAPLES		262,094

Financials - 3.6%
Banks - 0.6%
NatWest Group PLC	13,094	100,804
Capital Markets - 2.1%
3i Group PLC	4,070	235,534
London Stock Exchange Group PLC	1,148	143,071
		378,605
Insurance - 0.9%
Aviva PLC	17,530	153,973
TOTAL FINANCIALS		633,382

Health Care - 1.8%
Pharmaceuticals - 1.8%
Astrazeneca PLC	1,943	320,495
Industrials - 1.7%
Commercial Services & Supplies - 0.5%
Johnson Service Group PLC	46,412	82,677
Professional Services - 0.3%
RELX PLC	1,172	51,798
Trading Companies & Distributors - 0.9%
Diploma PLC	2,255	166,191
TOTAL INDUSTRIALS		300,666

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Grainger PLC	17,381	42,789
Utilities - 1.0%
Multi-Utilities - 1.0%
National Grid PLC	12,300	184,428
TOTAL UNITED KINGDOM		1,923,742
UNITED STATES - 5.7%
Health Care - 0.9%
Health Care Equipment & Supplies - 0.9%
Alcon AG	2,205	163,851
Industrials - 3.7%
Electrical Equipment - 2.6%
Schneider Electric SE	1,590	453,039
Trading Companies & Distributors - 1.1%
Ferguson Enterprises Inc (United Kingdom)	806	198,427
TOTAL INDUSTRIALS		651,466

Materials - 1.1%
Construction Materials - 1.1%
Holcim AG	2,142	190,426
TOTAL UNITED STATES		1,005,743
TOTAL COMMON STOCKS (Cost $12,754,048)		16,893,089

Money Market Funds - 4.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $816,403)	4.18	816,239	816,403

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $13,570,451)	17,709,492
NET OTHER ASSETS (LIABILITIES) - 0.4%	69,453
NET ASSETS - 100.0%	17,778,945

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $266,951 or 1.5% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $266,951 or 1.5% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	245,315	6,598,737	6,027,661	18,195	12	-	816,403	816,239	0.0%
Total	245,315	6,598,737	6,027,661	18,195	12	-	816,403

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	630,267	76,852	553,415	-
Consumer Discretionary	1,553,819	459,161	1,094,658	-
Consumer Staples	820,487	137,283	683,204	-
Energy	307,008	307,008	-	-
Financials	4,849,620	1,420,686	3,428,934	-
Health Care	1,301,027	716,339	584,688	-
Industrials	3,389,803	2,337,821	1,051,982	-
Information Technology	2,420,820	1,379,865	1,040,955	-
Materials	867,413	303,827	563,586	-
Real Estate	141,573	141,573	-	-
Utilities	611,252	147,434	463,818	-

Money Market Funds	816,403	816,403	-	-
Total Investments in Securities:	17,709,492	8,244,252	9,465,240	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,754,048)	$16,893,089
Fidelity Central Funds (cost $816,403)	816,403

Total Investment in Securities (cost $13,570,451)		$17,709,492
Cash		1,770
Receivable for investments sold		176,375
Receivable for fund shares sold		160,314
Dividends receivable		26,640
Reclaims receivable		24,415
Distributions receivable from Fidelity Central Funds		2,135
Prepaid expenses		16
Receivable from investment adviser for expense reductions		2,492
Total assets		18,103,649
Liabilities
Payable for investments purchased	$257,582
Accrued management fee	10,891
Distribution and service plan fees payable	527
Audit fee payable	49,348
Other payables and accrued expenses	6,356
Total liabilities		324,704
Net Assets		$17,778,945
Net Assets consist of:
Paid in capital		$14,056,165
Total accumulated earnings (loss)		3,722,780
Net Assets		$17,778,945

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($381,529 ÷ 32,805 shares)(a)		$11.63
Maximum offering price per share (100/94.25 of $11.63)		$12.34
Class M :
Net Asset Value and redemption price per share ($442,626 ÷ 38,171 shares)(a)		$11.60
Maximum offering price per share (100/96.50 of $11.60)		$12.02
Class C :
Net Asset Value and offering price per share ($333,372 ÷ 28,914 shares)(a)		$11.53
Fidelity Sustainable International Equity Fund :
Net Asset Value, offering price and redemption price per share ($15,780,937 ÷ 1,354,296 shares)		$11.65
Class I :
Net Asset Value, offering price and redemption price per share ($323,340 ÷ 27,746 shares)		$11.65
Class Z :
Net Asset Value, offering price and redemption price per share ($517,141 ÷ 44,257 shares)		$11.68
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$331,778
Non-Cash dividends		32,353
Income from Fidelity Central Funds		18,195
Income before foreign taxes withheld		$382,326
Less foreign taxes withheld		(33,534)
Total income		348,792
Expenses
Management fee
Basic fee	$108,356
Performance adjustment	(7,601)
Distribution and service plan fees	5,375
Custodian fees and expenses	20,289
Independent trustees' fees and expenses	49
Registration fees	84,711
Audit fees	69,718
Legal	9
Miscellaneous	392
Total expenses before reductions	281,298
Expense reductions	(136,888)
Total expenses after reductions		144,410
Net Investment income (loss)		204,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	209,063
Fidelity Central Funds	12
Foreign currency transactions	(216)
Total net realized gain (loss)		208,859
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,362,802
Assets and liabilities in foreign currencies	999
Total change in net unrealized appreciation (depreciation)		2,363,801
Net gain (loss)		2,572,660
Net increase (decrease) in net assets resulting from operations		$2,777,042
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$204,382	$134,016
Net realized gain (loss)	208,859	(145,407)
Change in net unrealized appreciation (depreciation)	2,363,801	1,874,730
Net increase (decrease) in net assets resulting from operations	2,777,042	1,863,339
Distributions to shareholders	(205,446)	(119,018)

Share transactions - net increase (decrease)	4,460,319	2,209,473
Total increase (decrease) in net assets	7,031,915	3,953,794

Net Assets
Beginning of period	10,747,030	6,793,236
End of period	$17,778,945	$10,747,030

Financial Highlights
Fidelity Advisor® Sustainable International Equity Fund Class A

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.73	$7.85	$7.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.13	.11	.10	.07
Net realized and unrealized gain (loss)	1.92	1.89	.58	(2.87)
Total from investment operations	2.05	2.00	.68	(2.80)
Distributions from net investment income	(.15)	(.12)	(.03)	-
Total distributions	(.15)	(.12)	(.03)	-
Net asset value, end of period	$11.63	$9.73	$7.85	$7.20
Total Return D,E,F	21.41%	25.71%	9.43%	(28.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.36%	3.09%	3.91%	7.77% I,J
Expenses net of fee waivers, if any	1.30%	1.30%	1.29%	1.30% I
Expenses net of all reductions, if any	1.29%	1.29%	1.29%	1.28% I
Net investment income (loss)	1.31%	1.20%	1.23%	1.18% I
Supplemental Data
Net assets, end of period (000 omitted)	$382	$304	$353	$185
Portfolio turnover rate K	49%	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable International Equity Fund Class M

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.71	$7.83	$7.19	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.09	.08	.05
Net realized and unrealized gain (loss)	1.92	1.89	.57	(2.86)
Total from investment operations	2.03	1.98	.65	(2.81)
Distributions from net investment income	(.14)	(.10)	(.01)	-
Total distributions	(.14)	(.10)	(.01)	-
Net asset value, end of period	$11.60	$9.71	$7.83	$7.19
Total Return D,E,F	21.15%	25.40%	9.08%	(28.10)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.51%	3.06%	4.24%	8.02% I,J
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.55% J
Expenses net of all reductions, if any	1.54%	1.54%	1.54%	1.55% J
Net investment income (loss)	1.06%	.95%	.98%	.91% J
Supplemental Data
Net assets, end of period (000 omitted)	$443	$270	$196	$180
Portfolio turnover rate K	49%	50%	36%	43% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable International Equity Fund Class C

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.64	$7.78	$7.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.04	.04	.02
Net realized and unrealized gain (loss)	1.91	1.87	.58	(2.86)
Total from investment operations	1.97	1.91	.62	(2.84)
Distributions from net investment income	(.08)	(.05)	-	-
Total distributions	(.08)	(.05)	-	-
Net asset value, end of period	$11.53	$9.64	$7.78	$7.16
Total Return D,E,F	20.61%	24.60%	8.66%	(28.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.08%	3.53%	4.73%	8.51% I,J
Expenses net of fee waivers, if any	2.05%	2.05%	2.04%	2.05% J
Expenses net of all reductions, if any	2.04%	2.04%	2.04%	2.05% J
Net investment income (loss)	.56%	.45%	.48%	.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$333	$260	$194	$179
Portfolio turnover rate K	49%	50%	36%	43% J

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns do not include the effect of the contingent deferred sales charge.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Sustainable International Equity Fund

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.75	$7.87	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.14	.12	.08
Net realized and unrealized gain (loss)	1.92	1.88	.58	(2.87)
Total from investment operations	2.08	2.02	.70	(2.79)
Distributions from net investment income	(.18)	(.14)	(.04)	-
Total distributions	(.18)	(.14)	(.04)	-
Net asset value, end of period	$11.65	$9.75	$7.87	$7.21
Total Return D,E	21.74%	25.98%	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.06%	2.55%	3.72%	7.64% H,I
Expenses net of fee waivers, if any	1.05%	1.05%	1.04%	1.05% I
Expenses net of all reductions, if any	1.04%	1.04%	1.04%	1.01% I
Net investment income (loss)	1.56%	1.45%	1.48%	1.45% I
Supplemental Data
Net assets, end of period (000 omitted)	$15,781	$9,326	$5,563	$3,908
Portfolio turnover rate J	49%	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable International Equity Fund Class I

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.75	$7.87	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.14	.12	.08
Net realized and unrealized gain (loss)	1.92	1.88	.58	(2.87)
Total from investment operations	2.08	2.02	.70	(2.79)
Distributions from net investment income	(.18)	(.14)	(.04)	-
Total distributions	(.18)	(.14)	(.04)	-
Net asset value, end of period	$11.65	$9.75	$7.87	$7.21
Total Return D,E	21.72%	25.98%	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.10%	2.60%	3.74%	7.52% H,I
Expenses net of fee waivers, if any	1.05%	1.05%	1.04%	1.05% H
Expenses net of all reductions, if any	1.05%	1.04%	1.04%	1.03% H
Net investment income (loss)	1.56%	1.45%	1.48%	1.43% H
Supplemental Data
Net assets, end of period (000 omitted)	$323	$249	$199	$180
Portfolio turnover rate J	49%	50%	36%	43% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Sustainable International Equity Fund Class Z

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.79	$7.89	$7.22	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.15	.14	.09
Net realized and unrealized gain (loss)	1.92	1.89	.57	(2.87)
Total from investment operations	2.10	2.04	.71	(2.78)
Distributions from net investment income	(.21)	(.14)	(.04)	-
Total distributions	(.21)	(.14)	(.04)	-
Net asset value, end of period	$11.68	$9.79	$7.89	$7.22
Total Return D,E	21.88%	26.18%	9.86%	(27.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.12%	2.48%	3.56%	7.46% H,I
Expenses net of fee waivers, if any	.90%	.90%	.89%	.90% I
Expenses net of all reductions, if any	.90%	.89%	.89%	.90% I
Net investment income (loss)	1.71%	1.60%	1.63%	1.56% I
Supplemental Data
Net assets, end of period (000 omitted)	$517	$338	$287	$181
Portfolio turnover rate J	49%	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable International Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,072,052
Gross unrealized depreciation	(311,897)
Net unrealized appreciation (depreciation)	$3,760,155
Tax Cost	$13,949,337

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$408,349
Capital loss carryforward	$(445,647)
Net unrealized appreciation (depreciation) on securities and other investments	$3,760,077

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(440,940)
Long-term	(4,707)
Total capital loss carryforward	$(445,647)

Due to large subscriptions in a prior period, approximately $166,045 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $74,614 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$205,446	$ 119,018
Total	$205,446	$ 119,018

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable International Equity Fund	10,165,155	6,326,475
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.82
Class M	.79
Class C	.78
Fidelity Sustainable International Equity Fund	.88
Class I	.79
Class Z	.73

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.82
Class M	.79
Class C	.78
Fidelity Sustainable International Equity Fund	.81
Class I	.79
Class Z	.73

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Sustainable International Equity Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Sustainable International Equity Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.06)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	828	661
Class M	.25%	.25%	1,724	1,307
Class C	.75%	.25%	2,823	2,669
			5,375	4,637
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	25
Class M	11
36

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Sustainable International Equity Fund	4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable International Equity Fund	518,523	605,326	(5,461)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Sustainable International Equity Fund	17
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%	3,538
Class M	1.55%	3,321
Class C	2.05%	2,907
Fidelity Sustainable International Equity Fund	1.05%	116,456
Class I	1.05%	2,802
Class Z	.90%	7,284
		136,308
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $580.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Sustainable International Equity Fund
Distributions to shareholders
Class A	$4,752	$5,401
Class M	3,796	2,380
Class C	2,180	1,175
Fidelity Sustainable International Equity Fund	176,943	101,474
Class I	4,626	3,624
Class Z	13,149	4,964
Total	$205,446	$119,018
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2025	Year ended October 31, 2024	Year ended October 31, 2025	Year ended October 31, 2024
Fidelity Sustainable International Equity Fund
Class A
Shares sold	1,137	1,441	$10,618	$13,785
Reinvestment of distributions	491	639	4,752	5,401
Shares redeemed	(81)	(15,789)	(766)	(146,263)
Net increase (decrease)	1,547	(13,709)	$14,604	$(127,077)
Class M
Shares sold	9,943	2,507	$92,805	$22,745
Reinvestment of distributions	393	282	3,796	2,380
Shares redeemed	(3)	-	(38)	-
Net increase (decrease)	10,333	2,789	$96,563	$25,125
Class C
Shares sold	1,895	3,893	$19,476	$35,587
Reinvestment of distributions	226	139	2,180	1,175
Shares redeemed	(121)	(2,118)	(1,201)	(21,010)
Net increase (decrease)	2,000	1,914	$20,455	$15,752
Fidelity Sustainable International Equity Fund
Shares sold	706,434	418,526	$7,436,128	$3,910,879
Reinvestment of distributions	16,573	10,727	160,261	90,641
Shares redeemed	(325,272)	(179,394)	(3,369,841)	(1,694,395)
Net increase (decrease)	397,735	249,859	$4,226,548	$2,307,125
Class I
Shares sold	1,710	-	$20,006	$ -
Reinvestment of distributions	478	429	4,626	3,624
Shares redeemed	(1)	(210)	(6)	(1,824)
Net increase (decrease)	2,187	219	$24,626	$1,800
Class Z
Shares sold	29,923	3,678	$296,820	$34,253
Reinvestment of distributions	1,158	424	11,208	3,594
Shares redeemed	(21,380)	(5,981)	(230,505)	(51,099)
Net increase (decrease)	9,701	(1,879)	$77,523	$(13,252)
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable International Equity Fund	43%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $11,794 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%; Class M designates 100%; Class C designates 100%;  Fidelity Sustainable International Equity Fund designates 97.67%; Class I designates 98.16%; Class Z designates 86.03% of the, dividends distributed in December respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Class A	12/16/2024	$0.1608	$0.0176
Class M	12/16/2024	$0.1457	$0.0176
Class C	12/16/2024	$0.0935	$0.0176
Fidelity Sustainable International Equity Fund	12/16/2024	$0.1893	$0.0176
Class I	12/16/2024	$0.1883	$0.0176
Class Z	12/16/2024	$0.2149	$0.0176

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate for the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group median. The Board noted that, although total expenses ranked above the asset-sized peer group median, Fidelity believes the fees charged are reasonable for the overall value of services shareholders receive.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9904429.103
SIC-ANN-1225
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2025
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Sustainable Emerging Markets Equity Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
BRAZIL - 4.3%
Consumer Discretionary - 0.3%
Household Durables - 0.3%
Cury Construtora e Incorporadora SA	45,110	292,966
Financials - 2.7%
Banks - 1.5%
Itau Unibanco Holding SA	118,542	869,023
NU Holdings Ltd/Cayman Islands Class A (b)	26,686	429,911
		1,298,934
Capital Markets - 0.6%
Banco BTG Pactual SA unit	53,558	486,009
Financial Services - 0.6%
StoneCo Ltd Class A (b)	26,427	502,377
TOTAL FINANCIALS		2,287,320

Health Care - 0.1%
Health Care Providers & Services - 0.1%
Hapvida Participacoes e Investimentos S/A (b)(c)(d)	20,966	121,899
Industrials - 0.2%
Ground Transportation - 0.2%
Localiza Rent a Car SA	25,642	187,980
Materials - 0.5%
Metals & Mining - 0.5%
Gerdau SA ADR	124,834	435,671
Utilities - 0.5%
Electric Utilities - 0.5%
Centrais Eletricas Brasileiras SA	42,169	436,743
TOTAL BRAZIL		3,762,579
CHILE - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Antofagasta PLC	8,905	326,388
CHINA - 29.2%
Communication Services - 7.4%
Entertainment - 0.6%
NetEase Cloud Music Inc (b)(c)(d)	3,962	122,777
Netease Inc ADR	1,669	233,827
Tencent Music Entertainment Group Class A ADR	7,161	159,834
		516,438
Interactive Media & Services - 6.8%
Kuaishou Technology B Shares (c)(d)	37,834	352,265
Tencent Holdings Ltd	67,756	5,503,668
		5,855,933
TOTAL COMMUNICATION SERVICES		6,372,371

Consumer Discretionary - 8.5%
Automobile Components - 0.8%
Hesai Group ADR (b)	15,572	369,524
Minth Group Ltd	32,551	144,269
Zhejiang Shuanghuan Driveline Co Ltd A Shares (China)	29,648	181,744
		695,537
Automobiles - 0.8%
BYD Co Ltd H Shares	54,050	699,748
Broadline Retail - 5.6%
Alibaba Group Holding Ltd	173,957	3,701,588
Alibaba Group Holding Ltd ADR	1,734	295,526
JD.com Inc ADR	3,378	111,609
PDD Holdings Inc Class A ADR (b)	5,567	750,821
		4,859,544
Hotels, Restaurants & Leisure - 1.1%
H World Group Ltd ADR	11,054	426,684
Luckin Coffee Inc ADR (b)	1,800	72,180
Trip.com Group Ltd ADR	6,603	466,503
		965,367
Textiles, Apparel & Luxury Goods - 0.2%
Laopu Gold Co Ltd H Shares	1,598	140,766
TOTAL CONSUMER DISCRETIONARY		7,360,962

Consumer Staples - 0.6%
Beverages - 0.6%
Eastroc Beverage Group Co Ltd A Shares (China)	6,039	237,575
Kweichow Moutai Co Ltd A Shares (China)	1,432	287,714
		525,289
Financials - 5.3%
Banks - 2.7%
China Construction Bank Corp H Shares	1,865,767	1,847,188
China Merchants Bank Co Ltd H Shares	26,761	167,511
Industrial & Commercial Bank of China Ltd H Shares	454,948	352,457
		2,367,156
Insurance - 2.6%
China Life Insurance Co Ltd H Shares	130,065	410,421
China Pacific Insurance Group Co Ltd H Shares	39,392	159,686
PICC Property & Casualty Co Ltd H Shares	273,860	647,067
Ping An Insurance Group Co of China Ltd H Shares	144,027	1,040,499
		2,257,673
TOTAL FINANCIALS		4,624,829

Health Care - 2.1%
Biotechnology - 0.2%
Innovent Biologics Inc (b)(c)(d)	12,840	143,758
Health Care Equipment & Supplies - 0.1%
Shanghai Conant Optical Co Ltd H Shares	12,665	73,377
Life Sciences Tools & Services - 0.8%
Wuxi Apptec Co Ltd H Shares (c)(d)	51,063	713,649
Pharmaceuticals - 1.0%
Consun Pharmaceutical Group Ltd	132,353	256,001
Hansoh Pharmaceutical Group Co Ltd (c)(d)	132,191	606,300
		862,301
TOTAL HEALTH CARE		1,793,085

Industrials - 2.4%
Electrical Equipment - 0.9%
Contemporary Amperex Technology Co Ltd A Shares (China)	11,007	601,230
Sieyuan Electric Co Ltd A Shares (China)	9,500	175,320
		776,550
Ground Transportation - 0.2%
Full Truck Alliance Co Ltd ADR	13,561	176,292
Machinery - 1.3%
Huaming Power Equipment Co Ltd A Shares (China)	114,255	418,981
UBTech Robotics Corp Ltd H Shares (b)	19,410	343,960
Zhejiang Sanhua Intelligent Controls Co Ltd H Shares	62,401	328,285
		1,091,226
TOTAL INDUSTRIALS		2,044,068

Information Technology - 2.5%
Electronic Equipment, Instruments & Components - 0.3%
Luxshare Precision Industry Co Ltd A Shares (China)	24,467	216,571
Semiconductors & Semiconductor Equipment - 0.9%
Daqo New Energy Corp ADR (b)	14,159	462,433
Montage Technology Co Ltd A Shares (China)	16,416	314,370
		776,803
Software - 0.7%
Pony AI Inc ADR (b)	33,245	621,017
Technology Hardware, Storage & Peripherals - 0.6%
Xiaomi Corp B Shares (b)(c)(d)	92,229	511,678
TOTAL INFORMATION TECHNOLOGY		2,126,069

Materials - 0.4%
Metals & Mining - 0.4%
Zijin Mining Group Co Ltd H Shares	76,465	317,253
TOTAL CHINA		25,163,926
GREECE - 1.9%
Financials - 1.9%
Banks - 1.9%
Alpha Bank SA	108,221	424,119
Eurobank Ergasias Services and Holdings SA	135,672	510,344
National Bank of Greece SA	47,267	694,378

TOTAL GREECE		1,628,841
HONG KONG - 1.1%
Financials - 1.1%
Capital Markets - 1.1%
Futu Holdings Ltd Class A ADR	4,639	923,347
HUNGARY - 1.2%
Financials - 1.0%
Banks - 1.0%
OTP Bank Nyrt	9,433	899,724
Health Care - 0.2%
Pharmaceuticals - 0.2%
Richter Gedeon Nyrt	5,848	180,250
TOTAL HUNGARY		1,079,974
INDIA - 10.3%
Communication Services - 1.3%
Wireless Telecommunication Services - 1.3%
Bharti Airtel Ltd	50,122	1,160,093
Consumer Discretionary - 1.3%
Automobiles - 0.4%
Mahindra & Mahindra Ltd	8,841	347,325
Hotels, Restaurants & Leisure - 0.9%
Eternal Ltd (b)	212,930	762,221
TOTAL CONSUMER DISCRETIONARY		1,109,546

Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Reliance Industries Ltd	78,434	1,313,404
Reliance Industries Ltd GDR (c)	3,258	216,005
		1,529,409
Financials - 4.0%
Banks - 2.7%
Axis Bank Ltd	14,063	195,312
HDFC Bank Ltd/Gandhinagar	96,782	1,076,471
HDFC Bank Ltd/Gandhinagar ADR	9,074	328,660
ICICI Bank Ltd	50,006	757,776
		2,358,219
Capital Markets - 0.3%
HDFC Asset Management Co Ltd (c)(d)	4,122	249,786
Consumer Finance - 0.6%
Bajaj Finance Ltd	42,367	497,722
Insurance - 0.4%
HDFC Life Insurance Co Ltd (c)(d)	28,339	233,650
SBI Life Insurance Co Ltd (c)(d)	4,742	104,477
		338,127
TOTAL FINANCIALS		3,443,854

Health Care - 0.2%
Health Care Providers & Services - 0.1%
Max Healthcare Institute Ltd	9,768	126,308
Pharmaceuticals - 0.1%
Mankind Pharma Ltd	3,825	102,729
TOTAL HEALTH CARE		229,037

Industrials - 1.7%
Aerospace & Defense - 0.3%
Hindustan Aeronautics Ltd (d)	4,653	245,312
Construction & Engineering - 0.9%
Larsen & Toubro Ltd	18,021	818,350
Passenger Airlines - 0.5%
InterGlobe Aviation Ltd (c)(d)	6,349	402,333
TOTAL INDUSTRIALS		1,465,995

TOTAL INDIA		8,937,934
INDONESIA - 2.9%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telkom Indonesia Persero Tbk PT	426,308	82,463
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Sumber Alfaria Trijaya Tbk PT	3,057,414	369,537
Financials - 2.4%
Banks - 2.4%
Bank Central Asia Tbk PT	1,924,742	985,453
Bank Rakyat Indonesia Persero Tbk PT	2,305,069	551,419
Bank Syariah Indonesia Tbk PT	3,507,304	537,800
		2,074,672
TOTAL INDONESIA		2,526,672
KOREA (SOUTH) - 11.6%
Communication Services - 1.3%
Diversified Telecommunication Services - 0.3%
KT Corp	7,339	251,998
Interactive Media & Services - 1.0%
Kakao Corp	11,693	532,594
NAVER Corp	1,749	327,342
		859,936
TOTAL COMMUNICATION SERVICES		1,111,934

Consumer Discretionary - 1.0%
Automobile Components - 0.1%
Hyundai Mobis Co Ltd	486	107,451
Automobiles - 0.7%
Hyundai Motor Co	1,488	301,919
Kia Corp	3,427	287,490
		589,409
Broadline Retail - 0.2%
Coupang Inc Class A (b)	5,825	186,225
TOTAL CONSUMER DISCRETIONARY		883,085

Financials - 0.9%
Banks - 0.9%
KB Financial Group Inc	3,715	302,312
Shinhan Financial Group Co Ltd	3,562	182,376
Woori Financial Group Inc	14,859	264,066
		748,754
Insurance - 0.0%
Samsung Fire & Marine Insurance Co Ltd	51	15,754
TOTAL FINANCIALS		764,508

Health Care - 0.6%
Life Sciences Tools & Services - 0.6%
Samsung Biologics Co Ltd (b)(c)(d)(e)	566	483,526
Information Technology - 7.8%
Semiconductors & Semiconductor Equipment - 3.1%
SK Hynix Inc	6,896	2,697,105
Technology Hardware, Storage & Peripherals - 4.7%
Samsung Electronics Co Ltd	53,900	4,054,021
TOTAL INFORMATION TECHNOLOGY		6,751,126

TOTAL KOREA (SOUTH)		9,994,179
MALAYSIA - 0.3%
Financials - 0.3%
Banks - 0.3%
CIMB Group Holdings Bhd	161,553	281,599
MEXICO - 2.2%
Consumer Staples - 0.3%
Beverages - 0.1%
Fomento Economico Mexicano SAB de CV ADR	1,342	126,631
Consumer Staples Distribution & Retail - 0.2%
Wal-Mart de Mexico SAB de CV Series V	49,954	165,147
TOTAL CONSUMER STAPLES		291,778

Financials - 1.1%
Banks - 1.1%
Grupo Financiero Banorte SAB de CV	77,324	727,729
Regional SAB de CV	17,238	128,330
		856,059
Health Care - 0.3%
Pharmaceuticals - 0.3%
Genomma Lab Internacional SAB de CV	296,951	290,582
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte SAB de CV Series B	17,111	210,856
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Corp Inmobiliaria Vesta SAB de CV ADR	9,277	281,742
TOTAL MEXICO		1,931,017
PERU - 0.9%
Financials - 0.9%
Banks - 0.9%
Credicorp Ltd	2,948	769,428
PHILIPPINES - 0.6%
Industrials - 0.5%
Transportation Infrastructure - 0.5%
International Container Terminal Services Inc	49,794	449,515
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	230,028	77,970
TOTAL PHILIPPINES		527,485
POLAND - 0.7%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Allegro.eu SA (b)(c)(d)	15,589	145,632
Financials - 0.3%
Banks - 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	14,151	290,071
Industrials - 0.2%
Professional Services - 0.2%
Benefit Systems SA (b)	205	174,025
TOTAL POLAND		609,728
SAUDI ARABIA - 1.4%
Financials - 1.4%
Banks - 1.4%
Al Rajhi Bank	27,582	777,383
Saudi National Bank/The	43,387	461,369

TOTAL SAUDI ARABIA		1,238,752
SINGAPORE - 0.4%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Sea Ltd Class A ADR (b)	2,486	388,438
SOUTH AFRICA - 3.5%
Consumer Discretionary - 1.6%
Broadline Retail - 1.3%
Naspers Ltd Class N	15,643	1,098,703
Specialty Retail - 0.3%
Pepkor Holdings Ltd (c)(d)	201,151	306,294
TOTAL CONSUMER DISCRETIONARY		1,404,997

Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Shoprite Holdings Ltd	29,994	501,789
Financials - 1.0%
Banks - 0.6%
Capitec Bank Holdings Ltd	1,791	395,913
Standard Bank Group Ltd	10,190	149,616
		545,529
Financial Services - 0.4%
FirstRand Ltd	71,993	341,455
TOTAL FINANCIALS		886,984

Materials - 0.3%
Metals & Mining - 0.3%
Valterra Platinum Ltd	3,654	225,997
TOTAL SOUTH AFRICA		3,019,767
TAIWAN - 20.3%
Financials - 0.2%
Banks - 0.2%
E.Sun Financial Holding Co Ltd	157,199	151,948
Industrials - 0.2%
Machinery - 0.2%
Hiwin Technologies Corp	24,324	176,633
Information Technology - 19.9%
Electronic Equipment, Instruments & Components - 4.7%
Chroma ATE Inc	27,286	726,078
Delta Electronics Inc	39,605	1,280,362
Elite Material Co Ltd	11,509	508,553
Hon Hai Precision Industry Co Ltd	109,322	914,628
Unimicron Technology Corp	63,680	338,283
Yageo Corp	42,369	342,773
		4,110,677
Semiconductors & Semiconductor Equipment - 14.7%
MediaTek Inc	23,647	1,006,484
Taiwan Semiconductor Manufacturing Co Ltd	240,889	11,635,313
		12,641,797
Technology Hardware, Storage & Peripherals - 0.5%
AURAS Technology Co Ltd	7,637	261,779
Wiwynn Corp	948	134,447
		396,226
TOTAL INFORMATION TECHNOLOGY		17,148,700

TOTAL TAIWAN		17,477,281
THAILAND - 1.3%
Financials - 0.5%
Banks - 0.5%
Kasikornbank PCL	41,917	241,207
SCB X PCL	52,745	213,193
		454,400
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Bumrungrad Hospital Pcl	22,106	117,317
Industrials - 0.7%
Transportation Infrastructure - 0.7%
Airports of Thailand PCL	449,094	571,587
TOTAL THAILAND		1,143,304
UNITED ARAB EMIRATES - 0.8%
Energy - 0.4%
Energy Equipment & Services - 0.4%
ADNOC Drilling Co PJSC	229,950	349,344
Financials - 0.4%
Banks - 0.4%
Abu Dhabi Commercial Bank PJSC	27,708	108,781
First Abu Dhabi Bank PJSC	44,962	213,490
		322,271
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Emaar Properties PJSC	8,303	32,100
TOTAL UNITED ARAB EMIRATES		703,715
UNITED KINGDOM - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Anglogold Ashanti Plc	8,105	551,140
UNITED STATES - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
BeOne Medicines Ltd H Shares (b)	14,729	352,182
TOTAL COMMON STOCKS (Cost $63,387,383)		83,337,676

U.S. Treasury Obligations - 0.0%
	Yield (%) (f)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/29/2026 (g)	3.83	20,000	19,820
US Treasury Bills 0% 11/20/2025 (g)	4.14	20,000	19,963
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,769)			39,783

Money Market Funds - 4.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h) (Cost $3,549,496)	4.18	3,548,786	3,549,496

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $66,976,648)	86,926,955
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(367,502)
NET ASSETS - 100.0%	86,559,453

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	12	12/19/2025	844,560	31,371	31,371

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,714,029 or 5.4% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $4,743,336 or 5.5% of net assets.

(e)	Level 3 security.
(f)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,783.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,716,024	34,517,566	32,684,063	161,184	(31)	-	3,549,496	3,548,786	0.0%
Total	1,716,024	34,517,566	32,684,063	161,184	(31)	-	3,549,496

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	8,726,861	2,888,732	5,838,129	-
Consumer Discretionary	11,585,626	6,785,335	4,800,291	-
Consumer Staples	1,688,393	1,688,393	-	-
Energy	1,878,753	1,878,753	-	-
Financials	21,898,607	15,721,240	6,177,367	-
Health Care	3,567,878	3,084,352	-	483,526
Industrials	5,280,659	5,280,659	-	-
Information Technology	26,025,895	13,878,904	12,146,991	-
Materials	1,856,449	1,630,452	225,997	-
Real Estate	391,812	391,812	-	-
Utilities	436,743	436,743	-	-

U.S. Treasury Obligations	39,783	-	39,783	-

Money Market Funds	3,549,496	3,549,496	-	-
Total Investments in Securities:	86,926,955	57,214,871	29,228,558	483,526
Derivative Instruments:

Assets
Futures Contracts	31,371	31,371	-	-
Total Assets	31,371	31,371	-	-
Total Derivative Instruments:	31,371	31,371	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	31,371	-
Total Equity Risk	31,371	-
Total Value of Derivatives	31,371	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $63,427,152)	$83,377,459
Fidelity Central Funds (cost $3,549,496)	3,549,496

Total Investment in Securities (cost $66,976,648)		$86,926,955
Foreign currency held at value (cost $2,644)		2,642
Receivable for investments sold		227,703
Receivable for fund shares sold		170,226
Dividends receivable		15,293
Distributions receivable from Fidelity Central Funds		14,496
Prepaid expenses		73
Receivable from investment adviser for expense reductions		5,570
Other receivables		22,719
Total assets		87,385,677
Liabilities
Payable for investments purchased	$505,250
Payable for fund shares redeemed	10,232
Accrued management fee	52,092
Payable for daily variation margin on futures contracts	1,980
Deferred taxes	186,746
Audit fee payable	42,546
Other payables and accrued expenses	27,378
Total liabilities		826,224
Net Assets		$86,559,453
Net Assets consist of:
Paid in capital		$65,253,077
Total accumulated earnings (loss)		21,306,376
Net Assets		$86,559,453
Net Asset Value, offering price and redemption price per share ($86,559,453 ÷ 6,324,496 shares)		$13.69
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$1,310,075
Interest		4,381
Income from Fidelity Central Funds		161,184
Income before foreign taxes withheld		$1,475,640
Less foreign taxes withheld		(149,914)
Total income		1,325,726
Expenses
Management fee	$438,775
Custodian fees and expenses	71,897
Independent trustees' fees and expenses	205
Registration fees	24,332
Audit fees	84,605
Legal	852
Miscellaneous	239
Total expenses before reductions	620,905
Expense reductions	(60,541)
Total expenses after reductions		560,364
Net Investment income (loss)		765,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	984,066
Fidelity Central Funds	(31)
Foreign currency transactions	(72,900)
Futures contracts	383,581
Total net realized gain (loss)		1,294,716
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $111,630)	17,010,731
Assets and liabilities in foreign currencies	(347)
Futures contracts	31,336
Total change in net unrealized appreciation (depreciation)		17,041,720
Net gain (loss)		18,336,436
Net increase (decrease) in net assets resulting from operations		$19,101,798
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$765,362	$401,399
Net realized gain (loss)	1,294,716	407,845
Change in net unrealized appreciation (depreciation)	17,041,720	2,918,247
Net increase (decrease) in net assets resulting from operations	19,101,798	3,727,491
Distributions to shareholders	(796,210)	(102,380)

Share transactions
Proceeds from sales of shares	51,105,507	37,001,595
Reinvestment of distributions	681,926	89,859
Cost of shares redeemed	(22,324,169)	(8,183,308)

Net increase (decrease) in net assets resulting from share transactions	29,463,264	28,908,146
Total increase (decrease) in net assets	47,768,852	32,533,257

Net Assets
Beginning of period	38,790,601	6,257,344
End of period	$86,559,453	$38,790,601

Other Information
Shares
Sold	4,631,437	3,702,863
Issued in reinvestment of distributions	66,400	9,810
Redeemed	(2,029,443)	(787,099)
Net increase (decrease)	2,668,394	2,925,574

Financial Highlights
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.61	$8.57	$7.60	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.15	.17	.15	.06
Net realized and unrealized gain (loss)	3.12	1.97	.90	(2.46)
Total from investment operations	3.27	2.14	1.05	(2.40)
Distributions from net investment income	(.11)	(.10)	(.08)	-
Distributions from net realized gain	(.08)	-	-	-
Total distributions	(.19)	(.10)	(.08)	-
Net asset value, end of period	$13.69	$10.61	$8.57	$7.60
Total Return D,E	31.42%	25.12%	13.74%	(24.00)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.05%	1.58%	4.99%	6.38% H,I
Expenses net of fee waivers, if any	.95%	.95%	.94%	.96% H
Expenses net of all reductions, if any	.95%	.95%	.93%	.96% H
Net investment income (loss)	1.30%	1.67%	1.65%	1.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$86,559	$38,791	$6,257	$1,772
Portfolio turnover rate J	95%	103%	87%	74% H

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity SAI Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,322,817
Gross unrealized depreciation	(985,868)
Net unrealized appreciation (depreciation)	$19,336,949
Tax Cost	$67,590,006

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,671,486
Undistributed long-term capital gain	$485,904
Net unrealized appreciation (depreciation) on securities and other investments	$19,335,731

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$578,300	$ 102,380
Long-term Capital Gains	217,910	-
Total	$796,210	$ 102,380

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	80,318,135	52,153,765
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .748% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	60

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	1,693,985	874,231	40,962
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	73
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $60,370.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $171.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Emerging Markets Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $487,533, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $66,705 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 63.08% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1197 and $0.0291 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has a flat management fee. In its review of the fund's management fee and total expense ratio, the Board considered the fund's effective fee rate from March 2024 to September 2024, as well as other fund expenses. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the period ended September 30, 2024.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.95% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9905647.103
ESP-ANN-1225
Fidelity® SAI International SMA Completion Fund

Annual Report
October 31, 2025
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI International SMA Completion Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
AUSTRALIA - 2.6%
Consumer Discretionary - 2.6%
Hotels, Restaurants & Leisure - 2.6%
Aristocrat Leisure Ltd	880,102	36,480,144
BELGIUM - 2.6%
Health Care - 2.6%
Pharmaceuticals - 2.6%
UCB SA	141,681	36,336,165
CANADA - 4.9%
Consumer Discretionary - 2.1%
Broadline Retail - 2.1%
Dollarama Inc	225,700	29,337,540
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
MEG Energy Corp	466,000	9,861,238
Information Technology - 2.1%
Software - 2.1%
Constellation Software Inc/Canada	11,359	29,893,393
Constellation Software Inc/Canada warrants 3/31/2040 (a)(b)	10,836	1
		29,893,394
TOTAL CANADA		69,092,172
CHILE - 2.8%
Materials - 2.8%
Metals & Mining - 2.8%
Antofagasta PLC	1,082,726	39,684,322
FRANCE - 3.7%
Financials - 1.2%
Capital Markets - 1.2%
Amundi SA (c)(d)	222,597	16,497,864
Industrials - 2.5%
Aerospace & Defense - 2.5%
Thales SA	123,439	35,198,991
TOTAL FRANCE		51,696,855
GERMANY - 13.6%
Financials - 4.8%
Banks - 2.0%
Commerzbank AG	795,349	28,887,077
Insurance - 2.8%
Hannover Rueck SE	136,463	38,914,555
TOTAL FINANCIALS		67,801,632

Health Care - 4.8%
Health Care Providers & Services - 4.8%
Fresenius SE & Co KGaA	1,156,083	66,654,605
Materials - 4.0%
Construction Materials - 4.0%
Heidelberg Materials AG	242,096	56,796,613
TOTAL GERMANY		191,252,850
IRELAND - 2.4%
Industrials - 2.4%
Building Products - 2.4%
Kingspan Group PLC	443,175	33,152,586
ITALY - 4.4%
Consumer Staples - 1.1%
Beverages - 1.1%
Coca-Cola HBC AG	347,500	15,767,881
Financials - 1.5%
Banks - 1.5%
FinecoBank Banca Fineco SpA	945,802	21,596,440
Health Care - 0.9%
Pharmaceuticals - 0.9%
Recordati Industria Chimica e Farmaceutica SpA	211,713	12,567,596
Industrials - 0.9%
Machinery - 0.9%
Interpump Group SpA	238,800	12,303,801
TOTAL ITALY		62,235,718
JAPAN - 31.2%
Communication Services - 1.8%
Entertainment - 1.1%
Capcom Co Ltd	601,472	15,706,309
Media - 0.7%
CyberAgent Inc	1,012,500	10,098,063
TOTAL COMMUNICATION SERVICES		25,804,372

Consumer Discretionary - 2.0%
Specialty Retail - 2.0%
Fast Retailing Co Ltd	76,083	27,931,591
Consumer Staples - 1.0%
Food Products - 1.0%
Ajinomoto Co Inc	514,764	14,606,859
Industrials - 20.7%
Machinery - 13.7%
Ebara Corp	1,385,636	37,142,705
Japan Steel Works Ltd/The	366,686	24,126,897
Kawasaki Heavy Industries Ltd	309,967	24,940,567
Mitsubishi Heavy Industries Ltd	3,511,970	106,025,269
		192,235,438
Professional Services - 1.4%
BayCurrent Inc	423,855	19,431,156
Trading Companies & Distributors - 5.6%
ITOCHU Corp	1,345,789	77,991,315
TOTAL INDUSTRIALS		289,657,909

Information Technology - 4.0%
IT Services - 0.0%
SCSK Corp	15,022	552,785
Semiconductors & Semiconductor Equipment - 3.7%
Renesas Electronics Corp	4,127,930	50,978,176
Software - 0.3%
Money Forward Inc (b)	116,000	3,387,191
TOTAL INFORMATION TECHNOLOGY		54,918,152

Materials - 1.7%
Chemicals - 1.7%
Nippon Paint Holdings Co Ltd	2,062,115	13,146,635
Nissan Chemical Corp	321,288	10,876,384
		24,023,019
TOTAL JAPAN		436,941,902
KOREA (SOUTH) - 7.9%
Information Technology - 7.9%
Semiconductors & Semiconductor Equipment - 5.1%
SK Hynix Inc	183,050	71,592,957
Technology Hardware, Storage & Peripherals - 2.8%
Samsung Electronics Co Ltd	518,190	38,975,012
TOTAL KOREA (SOUTH)		110,567,969
LUXEMBOURG - 0.7%
Financials - 0.7%
Capital Markets - 0.7%
CVC Capital Partners PLC (c)(d)	584,161	9,756,598
NETHERLANDS - 1.3%
Information Technology - 1.3%
Semiconductors & Semiconductor Equipment - 1.3%
BE Semiconductor Industries NV	110,579	18,812,931
PORTUGAL - 0.4%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Jeronimo Martins SGPS SA	223,700	5,760,320
SPAIN - 6.4%
Financials - 6.4%
Banks - 6.4%
CaixaBank SA	8,539,797	90,263,503
SWEDEN - 5.5%
Financials - 4.5%
Financial Services - 4.5%
Investor AB B Shares	1,915,378	63,215,891
Industrials - 1.0%
Machinery - 1.0%
Indutrade AB	501,479	13,407,612
TOTAL SWEDEN		76,623,503
SWITZERLAND - 1.0%
Financials - 1.0%
Capital Markets - 1.0%
Partners Group Holding AG	11,022	13,455,126
UNITED KINGDOM - 5.8%
Consumer Discretionary - 1.0%
Leisure Products - 1.0%
Games Workshop Group PLC	65,582	13,724,503
Financials - 0.8%
Insurance - 0.8%
Admiral Group PLC	263,800	11,353,111
Health Care - 2.2%
Health Care Equipment & Supplies - 2.2%
Convatec Group PLC (c)(d)	9,606,124	30,816,978
Industrials - 1.8%
Professional Services - 1.0%
Intertek Group PLC	208,688	13,885,871
Trading Companies & Distributors - 0.8%
RS GROUP PLC	1,569,846	11,476,737
TOTAL INDUSTRIALS		25,362,608

TOTAL UNITED KINGDOM		81,257,200
TOTAL COMMON STOCKS (Cost $1,023,211,002)		1,363,369,864

Money Market Funds - 2.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $39,427,463)	4.18	39,419,579	39,427,463

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,062,638,465)	1,402,797,327
NET OTHER ASSETS (LIABILITIES) - 0.0%	279,477
NET ASSETS - 100.0%	1,403,076,804

Legend

(a)	Level 3 security.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,071,440 or 4.1% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $57,071,440 or 4.1% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	34,225,309	473,315,683	468,112,910	1,662,804	(619)	-	39,427,463	39,419,579	0.1%
Fidelity Securities Lending Cash Central Fund	16,668,160	17,744,878	34,413,038	8,977	-	-	-	-	0.0%
Total	50,893,469	491,060,561	502,525,948	1,671,781	(619)	-	39,427,463

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	25,804,372	10,098,063	15,706,309	-
Consumer Discretionary	107,473,778	79,542,187	27,931,591	-
Consumer Staples	36,135,060	36,135,060	-	-
Energy	9,861,238	9,861,238	-	-
Financials	293,940,165	203,676,662	90,263,503	-
Health Care	146,375,344	146,375,344	-	-
Industrials	409,083,507	267,859,247	141,224,260	-
Information Technology	214,192,446	163,214,269	50,978,176	1
Materials	120,503,954	63,707,341	56,796,613	-

Money Market Funds	39,427,463	39,427,463	-	-
Total Investments in Securities:	1,402,797,327	1,019,896,874	382,900,452	1
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,023,211,002)	$1,363,369,864
Fidelity Central Funds (cost $39,427,463)	39,427,463

Total Investment in Securities (cost $1,062,638,465)		$1,402,797,327
Foreign currency held at value (cost $90,648)		89,388
Receivable for investments sold		39,837,337
Receivable for fund shares sold		1,885,356
Dividends receivable		2,078,684
Reclaims receivable		1,397,385
Distributions receivable from Fidelity Central Funds		85,683
Other receivables		108,042
Total assets		1,448,279,202
Liabilities
Payable for investments purchased	$44,954,159
Payable for fund shares redeemed	248,239
Total liabilities		45,202,398
Net Assets		$1,403,076,804
Net Assets consist of:
Paid in capital		$1,149,539,160
Total accumulated earnings (loss)		253,537,644
Net Assets		$1,403,076,804
Net Asset Value, offering price and redemption price per share ($1,403,076,804 ÷ 94,680,007 shares)		$14.82
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$20,091,393
Interest		9,129
Income from Fidelity Central Funds (including $8,977 from security lending)		1,671,781
Income before foreign taxes withheld		$21,772,303
Less foreign taxes withheld		(1,426,198)
Total income		20,346,105
Expenses
Independent trustees' fees and expenses	$3,832
Total expenses before reductions	3,832
Expense reductions	(143)
Total expenses after reductions		3,689
Net Investment income (loss)		20,342,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,228,263)	2,804,024
Fidelity Central Funds	(619)
Foreign currency transactions	(93,655)
Total net realized gain (loss)		2,709,750
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,513,832)	220,961,062
Assets and liabilities in foreign currencies	43,553
Total change in net unrealized appreciation (depreciation)		221,004,615
Net gain (loss)		223,714,365
Net increase (decrease) in net assets resulting from operations		$244,056,781
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,342,416	$13,256,842
Net realized gain (loss)	2,709,750	(22,596,088)
Change in net unrealized appreciation (depreciation)	221,004,615	133,303,625
Net increase (decrease) in net assets resulting from operations	244,056,781	123,964,379
Distributions to shareholders	(20,520,649)	(11,534,142)

Share transactions
Proceeds from sales of shares	501,932,149	256,386,701
Reinvestment of distributions	5,528,019	3,673,934
Cost of shares redeemed	(136,120,783)	(92,749,910)

Net increase (decrease) in net assets resulting from share transactions	371,339,385	167,310,725
Total increase (decrease) in net assets	594,875,517	279,740,962

Net Assets
Beginning of period	808,201,287	528,460,325
End of period	$1,403,076,804	$808,201,287

Other Information
Shares
Sold	38,714,330	21,593,533
Issued in reinvestment of distributions	460,669	332,182
Redeemed	(10,789,376)	(7,904,001)
Net increase (decrease)	28,385,623	14,021,714

Financial Highlights
Fidelity® SAI International SMA Completion Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$12.19	$10.11	$9.61	$15.46	$12.38
Income from Investment Operations
Net investment income (loss) A,B	.25	.23	.25	.18	.19
Net realized and unrealized gain (loss)	2.68	2.07	.39	(5.16)	3.01
Total from investment operations	2.93	2.30	.64	(4.98)	3.20
Distributions from net investment income	(.30)	(.22)	(.14)	(.16)	(.12)
Distributions from net realized gain	-	-	-	(.71)	-
Total distributions	(.30)	(.22)	(.14)	(.87)	(.12)
Net asset value, end of period	$14.82	$12.19	$10.11	$9.61	$15.46
Total Return C	24.58%	22.95%	6.61%	(34.09)%	26.03%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions, if any F	-%	-%	-%	-%	-%
Net investment income (loss)	1.93%	1.90%	2.36%	1.56%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$1,403,077	$808,201	$528,460	$438,707	$583,710
Portfolio turnover rate G	52%	33%	31%	40%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity SAI International SMA Completion Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$359,770,488
Gross unrealized depreciation	(37,345,300)
Net unrealized appreciation (depreciation)	$322,425,188
Tax Cost	$1,080,372,139

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,990,075
Capital loss carryforward	$(92,846,420)
Net unrealized appreciation (depreciation) on securities and other investments	$322,393,989

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(30,150,539)
Long-term	(62,695,881)
Total capital loss carryforward	$(92,846,420)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$20,520,649	$ 11,534,142

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	892,493,616	527,173,392
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI International SMA Completion Fund	30,012,527	27,293,955	2,602,621
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI International SMA Completion Fund	956	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $143.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI International SMA Completion Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,457,255 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 59.95% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2928 and $0.239 for the dividend paid December 16, 2025.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International SMA Completion Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew that Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended February 28, 2025. The Board noted that the fund is not publicly offered as a stand-alone investment product.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also considered that the fund is available through fee-based programs and products offered by Fidelity and that FMR is compensated for its services out of such fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9893098.106
ISM-ANN-1225
Fidelity® SAI Sustainable International Equity Fund

Annual Report
October 31, 2025
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Sustainable International Equity Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 95.1%
	Shares	Value ($)
AUSTRALIA - 4.1%
Financials - 2.0%
Capital Markets - 1.1%
Macquarie Group Ltd	9,411	1,345,809
Insurance - 0.9%
QBE Insurance Group Ltd	80,286	1,042,218
TOTAL FINANCIALS		2,388,027

Industrials - 1.0%
Commercial Services & Supplies - 1.0%
Brambles Ltd	69,330	1,127,715
Materials - 1.1%
Metals & Mining - 1.1%
IperionX Ltd (a)	283,137	1,259,744
TOTAL AUSTRALIA		4,775,486
AUSTRIA - 0.6%
Materials - 0.6%
Construction Materials - 0.6%
Wienerberger AG	23,668	702,211
BELGIUM - 2.8%
Financials - 0.9%
Banks - 0.9%
KBC Group NV	8,818	1,059,604
Health Care - 1.9%
Pharmaceuticals - 1.9%
UCB SA	8,768	2,248,682
TOTAL BELGIUM		3,308,286
CANADA - 2.9%
Energy - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Cameco Corp	19,813	2,024,880
Information Technology - 1.2%
IT Services - 1.2%
Shopify Inc Class A (a)	7,881	1,370,262
TOTAL CANADA		3,395,142
DENMARK - 0.6%
Financials - 0.2%
Insurance - 0.2%
Tryg A/S	12,288	302,887
Health Care - 0.4%
Pharmaceuticals - 0.4%
Novo Nordisk A/S Series B	8,579	422,359
TOTAL DENMARK		725,246
FINLAND - 0.5%
Utilities - 0.5%
Electric Utilities - 0.5%
Fortum Oyj	25,422	566,714
FRANCE - 8.9%
Consumer Discretionary - 1.2%
Textiles, Apparel & Luxury Goods - 1.2%
Hermes International SCA	569	1,409,439
Consumer Staples - 2.8%
Food Products - 2.1%
Danone SA	27,282	2,409,455
Personal Care Products - 0.7%
L'Oreal SA	2,024	844,638
TOTAL CONSUMER STAPLES		3,254,093

Financials - 2.9%
Capital Markets - 0.9%
Amundi SA (b)(c)	15,051	1,115,511
Insurance - 2.0%
AXA SA	53,275	2,311,518
TOTAL FINANCIALS		3,427,029

Health Care - 1.2%
Health Care Equipment & Supplies - 1.2%
EssilorLuxottica SA	3,894	1,424,175
Materials - 0.8%
Chemicals - 0.8%
Air Liquide SA	4,697	909,052
TOTAL FRANCE		10,423,788
GERMANY - 8.9%
Consumer Discretionary - 1.0%
Specialty Retail - 1.0%
Auto1 Group SE (a)	33,276	1,167,544
Financials - 2.1%
Capital Markets - 0.8%
Deutsche Boerse AG	3,587	908,373
Insurance - 1.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,454	1,518,275
TOTAL FINANCIALS		2,426,648

Health Care - 1.1%
Pharmaceuticals - 1.1%
Merck KGaA	9,652	1,264,350
Industrials - 1.7%
Air Freight & Logistics - 0.7%
Deutsche Post AG	18,335	842,427
Industrial Conglomerates - 1.0%
Siemens AG	4,035	1,143,508
TOTAL INDUSTRIALS		1,985,935

Information Technology - 1.1%
Software - 1.1%
SAP SE	5,126	1,333,132
Materials - 1.3%
Construction Materials - 1.3%
Heidelberg Materials AG	6,714	1,575,129
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
Instone Real Estate Group SE (b)(c)	68,629	655,782
TOTAL GERMANY		10,408,520
HONG KONG - 1.6%
Financials - 1.6%
Insurance - 1.6%
AIA Group Ltd	193,322	1,881,165
INDIA - 0.4%
Financials - 0.4%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar ADR	14,549	526,965
IRELAND - 1.6%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Dalata Hotel Group PLC	30,332	225,156
Consumer Staples - 0.3%
Food Products - 0.3%
Kerry Group PLC Class A	4,452	405,909
Financials - 0.5%
Banks - 0.5%
AIB Group PLC	65,368	601,641
Industrials - 0.6%
Building Products - 0.6%
Kingspan Group PLC	9,145	684,111
TOTAL IRELAND		1,916,817
ITALY - 4.4%
Financials - 3.8%
Banks - 3.8%
Intesa Sanpaolo SpA	215,790	1,390,841
UniCredit SpA	41,640	3,083,304
		4,474,145
Industrials - 0.6%
Electrical Equipment - 0.6%
Prysmian SpA	6,804	704,425
TOTAL ITALY		5,178,570
JAPAN - 21.9%
Communication Services - 0.9%
Wireless Telecommunication Services - 0.9%
SoftBank Group Corp	6,158	1,080,536
Consumer Discretionary - 4.9%
Broadline Retail - 0.5%
Pan Pacific International Holdings Corp	101,562	604,153
Household Durables - 3.4%
Sony Group Corp	144,620	4,027,607
Specialty Retail - 1.0%
Fast Retailing Co Ltd	3,177	1,166,340
TOTAL CONSUMER DISCRETIONARY		5,798,100

Financials - 4.4%
Banks - 2.3%
Mizuho Financial Group Inc	17,490	585,836
Sumitomo Mitsui Financial Group Inc	75,510	2,044,343
		2,630,179
Financial Services - 1.5%
ORIX Corp	72,783	1,780,421
Insurance - 0.6%
Tokio Marine Holdings Inc	18,986	708,049
TOTAL FINANCIALS		5,118,649

Health Care - 0.1%
Pharmaceuticals - 0.1%
Chugai Pharmaceutical Co Ltd	1,346	61,603
Industrials - 8.1%
Industrial Conglomerates - 4.8%
Hitachi Ltd	164,097	5,662,630
Trading Companies & Distributors - 3.3%
ITOCHU Corp	66,790	3,870,622
TOTAL INDUSTRIALS		9,533,252

Information Technology - 3.5%
Electronic Equipment, Instruments & Components - 1.6%
Ibiden Co Ltd	19,161	1,817,131
IT Services - 0.6%
NEC Corp	19,387	706,743
Semiconductors & Semiconductor Equipment - 1.3%
Advantest Corp	7,397	1,107,670
Disco Corp	1,431	475,211
		1,582,881
TOTAL INFORMATION TECHNOLOGY		4,106,755

TOTAL JAPAN		25,698,895
KOREA (SOUTH) - 1.3%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Webtoon Entertainment Inc (a)	12,100	212,113
Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 1.1%
SK Hynix Inc	3,371	1,318,437
TOTAL KOREA (SOUTH)		1,530,550
NETHERLANDS - 6.8%
Communication Services - 2.2%
Diversified Telecommunication Services - 2.1%
Koninklijke KPN NV	530,424	2,454,518
Entertainment - 0.1%
Universal Music Group NV	5,111	137,087
TOTAL COMMUNICATION SERVICES		2,591,605

Financials - 2.1%
Banks - 2.1%
ING Groep NV	98,004	2,447,128
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
ASML Holding NV	2,794	2,956,745
TOTAL NETHERLANDS		7,995,478
NEW ZEALAND - 0.2%
Utilities - 0.2%
Electric Utilities - 0.2%
Contact Energy Ltd	72,126	384,674
PORTUGAL - 0.5%
Financials - 0.5%
Banks - 0.5%
Banco Comercial Portugues SA	649,718	573,056
SPAIN - 2.9%
Consumer Staples - 0.0%
Personal Care Products - 0.0%
Puig Brands SA Class B	2,597	44,572
Financials - 1.3%
Banks - 1.3%
Banco Santander SA	55,642	566,062
CaixaBank SA	89,285	943,720
		1,509,782
Utilities - 1.6%
Electric Utilities - 1.6%
Iberdrola SA	91,633	1,857,057
Independent Power and Renewable Electricity Producers - 0.0%
EDP Renovaveis SA	1,657	24,218
TOTAL UTILITIES		1,881,275

TOTAL SPAIN		3,435,629
SWEDEN - 2.4%
Financials - 1.1%
Financial Services - 1.1%
Investor AB B Shares	38,949	1,285,489
Industrials - 0.4%
Machinery - 0.4%
Indutrade AB	18,684	499,538
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.9%
Lagercrantz Group AB B Shares	41,938	1,030,323
TOTAL SWEDEN		2,815,350
SWITZERLAND - 1.8%
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Cie Financiere Richemont SA Series A	2,632	520,625
Industrials - 1.4%
Electrical Equipment - 1.4%
ABB Ltd	22,170	1,648,285
TOTAL SWITZERLAND		2,168,910
TAIWAN - 3.4%
Information Technology - 3.4%
Semiconductors & Semiconductor Equipment - 3.4%
Taiwan Semiconductor Manufacturing Co Ltd	82,516	3,985,651
UNITED KINGDOM - 10.9%
Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 0.8%
Compass Group PLC	28,926	957,446
Household Durables - 0.2%
Bellway PLC	6,888	237,440
TOTAL CONSUMER DISCRETIONARY		1,194,886

Consumer Staples - 1.5%
Food Products - 0.4%
Cranswick PLC	7,086	459,393
Personal Care Products - 1.1%
Unilever PLC	21,413	1,284,874
TOTAL CONSUMER STAPLES		1,744,267

Financials - 3.7%
Banks - 0.6%
NatWest Group PLC	86,924	669,186
Capital Markets - 2.2%
3i Group PLC	27,074	1,566,789
London Stock Exchange Group PLC	7,621	949,778
		2,516,567
Insurance - 0.9%
Aviva PLC	116,389	1,022,291
TOTAL FINANCIALS		4,208,044

Health Care - 1.8%
Pharmaceuticals - 1.8%
Astrazeneca PLC	12,903	2,128,332
Industrials - 1.7%
Commercial Services & Supplies - 0.5%
Johnson Service Group PLC	308,029	548,716
Professional Services - 0.3%
RELX PLC	7,776	343,671
Trading Companies & Distributors - 0.9%
Diploma PLC	14,959	1,102,457
TOTAL INDUSTRIALS		1,994,844

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Grainger PLC	116,200	286,069
Utilities - 1.0%
Multi-Utilities - 1.0%
National Grid PLC	81,231	1,217,987
TOTAL UNITED KINGDOM		12,774,429
UNITED STATES - 5.7%
Health Care - 0.9%
Health Care Equipment & Supplies - 0.9%
Alcon AG	14,621	1,086,468
Industrials - 3.7%
Electrical Equipment - 2.6%
Schneider Electric SE	10,554	3,007,151
Trading Companies & Distributors - 1.1%
Ferguson Enterprises Inc (United Kingdom)	5,370	1,322,026
TOTAL INDUSTRIALS		4,329,177

Materials - 1.1%
Construction Materials - 1.1%
Holcim AG	14,147	1,257,686
TOTAL UNITED STATES		6,673,331
TOTAL COMMON STOCKS (Cost $89,967,610)		111,844,863

Money Market Funds - 4.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $5,752,407)	4.18	5,751,257	5,752,407

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $95,720,017)	117,597,270
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,884
NET ASSETS - 100.0%	117,601,154

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,771,293 or 1.5% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,771,293 or 1.5% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,884,419	39,026,318	36,158,433	124,470	103	-	5,752,407	5,751,257	0.0%
Total	2,884,419	39,026,318	36,158,433	124,470	103	-	5,752,407

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	3,884,254	212,113	3,672,141	-
Consumer Discretionary	10,315,750	3,039,579	7,276,171	-
Consumer Staples	5,448,841	909,874	4,538,967	-
Energy	2,024,880	2,024,880	-	-
Financials	32,230,259	9,441,533	22,788,726	-
Health Care	8,635,969	4,759,325	3,876,644	-
Industrials	22,507,282	15,522,240	6,985,042	-
Information Technology	16,101,305	9,199,641	6,901,664	-
Materials	5,703,822	1,961,955	3,741,867	-
Real Estate	941,851	941,851	-	-
Utilities	4,050,650	975,606	3,075,044	-

Money Market Funds	5,752,407	5,752,407	-	-
Total Investments in Securities:	117,597,270	54,741,004	62,856,266	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $89,967,610)	$111,844,863
Fidelity Central Funds (cost $5,752,407)	5,752,407

Total Investment in Securities (cost $95,720,017)		$117,597,270
Receivable for investments sold		1,157,598
Receivable for fund shares sold		362,204
Dividends receivable		180,565
Reclaims receivable		112,057
Distributions receivable from Fidelity Central Funds		13,818
Prepaid expenses		100
Total assets		119,423,612
Liabilities
Payable for investments purchased	$1,697,229
Payable for fund shares redeemed	12,864
Accrued management fee	66,383
Other payables and accrued expenses	45,982
Total liabilities		1,822,458
Net Assets		$117,601,154
Net Assets consist of:
Paid in capital		$96,798,680
Total accumulated earnings (loss)		20,802,474
Net Assets		$117,601,154
Net Asset Value, offering price and redemption price per share ($117,601,154 ÷ 8,907,183 shares)		$13.20
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$2,034,714
Non-Cash dividends		216,683
Income from Fidelity Central Funds		124,470
Income before foreign taxes withheld		$2,375,867
Less foreign taxes withheld		(183,687)
Total income		2,192,180
Expenses
Management fee	$539,929
Custodian fees and expenses	28,444
Independent trustees' fees and expenses	295
Registration fees	26,988
Audit fees	53,611
Legal	53
Miscellaneous	436
Total expenses before reductions	649,756
Expense reductions	(22,051)
Total expenses after reductions		627,705
Net Investment income (loss)		1,564,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,323,628)
Fidelity Central Funds	103
Foreign currency transactions	(14,443)
Total net realized gain (loss)		(1,337,968)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	17,793,384
Assets and liabilities in foreign currencies	1,412
Total change in net unrealized appreciation (depreciation)		17,794,796
Net gain (loss)		16,456,828
Net increase (decrease) in net assets resulting from operations		$18,021,303
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,564,475	$655,049
Net realized gain (loss)	(1,337,968)	(633,543)
Change in net unrealized appreciation (depreciation)	17,794,796	4,414,561
Net increase (decrease) in net assets resulting from operations	18,021,303	4,436,067
Distributions to shareholders	(898,412)	(117,788)

Share transactions
Proceeds from sales of shares	65,416,892	52,460,375
Reinvestment of distributions	748,216	98,381
Cost of shares redeemed	(24,938,317)	(7,330,520)

Net increase (decrease) in net assets resulting from share transactions	41,226,791	45,228,236
Total increase (decrease) in net assets	58,349,682	49,546,515

Net Assets
Beginning of period	59,251,472	9,704,957
End of period	$117,601,154	$59,251,472

Other Information
Shares
Sold	5,673,048	4,968,846
Issued in reinvestment of distributions	68,455	10,323
Redeemed	(2,232,437)	(681,881)
Net increase (decrease)	3,509,066	4,297,288

Financial Highlights
Fidelity® SAI Sustainable International Equity Fund

Years ended October 31,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.98	$8.82	$8.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.22	.20	.17	.08
Net realized and unrealized gain (loss)	2.15	2.03	.65	(2.02)
Total from investment operations	2.37	2.23	.82	(1.94)
Distributions from net investment income	(.15)	(.07)	(.06)	-
Total distributions	(.15)	(.07)	(.06)	-
Net asset value, end of period	$13.20	$10.98	$8.82	$8.06
Total Return D,E	21.86%	25.43%	10.12%	(19.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.78%	1.03%	3.13%	5.78% H,I
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75% H
Expenses net of all reductions, if any	.75%	.75%	.73%	.68% H
Net investment income (loss)	1.87%	1.84%	1.84%	1.79% H
Supplemental Data
Net assets, end of period (000 omitted)	$117,601	$59,251	$9,705	$2,186
Portfolio turnover rate J	42%	45%	27%	51% H

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity SAI Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,874,501
Gross unrealized depreciation	(2,184,642)
Net unrealized appreciation (depreciation)	$19,689,859
Tax Cost	$97,907,411

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,848,035
Capital loss carryforward	$(1,730,782)
Net unrealized appreciation (depreciation) on securities and other investments	$19,685,221

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,730,782)
Long-term	-
Total capital loss carryforward	$(1,730,782)

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$898,412	$ 117,788

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable International Equity Fund	72,019,694	33,999,733
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .648% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI Sustainable International Equity Fund	14

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable International Equity Fund	4,107,992	537,430	6,425
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity SAI Sustainable International Equity Fund	105
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $21,865.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $186.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $66,153 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 90.22% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1502 and $0.0118 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has a flat management fee. In its review of the fund's management fee and total expense ratio, the Board considered the fund's effective fee rate from March 2024 to September 2024, as well as other fund expenses. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the period ended September 30, 2024.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.75% through February 28, 2026.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9904871.103
IEE-ANN-1225
Fidelity® Series Overseas Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Overseas Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.4%
	Shares	Value ($)
BELGIUM - 1.2%
Financials - 1.2%
Banks - 1.2%
KBC Group NV	1,593,765	191,512,800
CANADA - 0.9%
Information Technology - 0.9%
Software - 0.9%
Constellation Software Inc/Canada	49,770	130,979,325
Constellation Software Inc/Canada warrants 3/31/2040 (a)(b)	105,870	7
Lumine Group Inc Subordinate Voting Shares (b)(c)	392,345	9,371,186

TOTAL CANADA		140,350,518
CHINA - 1.5%
Communication Services - 1.5%
Interactive Media & Services - 1.5%
Tencent Holdings Ltd	3,002,800	243,910,726
DENMARK - 2.4%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Novo Nordisk A/S Series B	798,100	39,291,831
Industrials - 1.7%
Air Freight & Logistics - 1.7%
DSV A/S	1,228,000	260,613,217
Materials - 0.5%
Chemicals - 0.5%
Novonesis Novozymes B Series B	1,300,170	77,701,761
TOTAL DENMARK		377,606,809
FRANCE - 9.9%
Consumer Discretionary - 2.3%
Hotels, Restaurants & Leisure - 0.6%
Accor SA	2,082,468	105,975,751
Textiles, Apparel & Luxury Goods - 1.7%
Hermes International SCA	71,529	177,180,542
LVMH Moet Hennessy Louis Vuitton SE	124,800	88,211,534
		265,392,076
TOTAL CONSUMER DISCRETIONARY		371,367,827

Consumer Staples - 1.0%
Food Products - 1.0%
Danone SA	1,872,600	165,381,744
Industrials - 4.3%
Aerospace & Defense - 4.3%
Safran SA	1,208,600	429,437,955
Thales SA	905,500	258,205,964
		687,643,919
Information Technology - 0.4%
IT Services - 0.4%
Alten SA	853,301	70,275,176
Materials - 1.9%
Chemicals - 1.9%
Air Liquide SA	1,550,426	300,067,770
TOTAL FRANCE		1,594,736,436
GERMANY - 11.1%
Communication Services - 1.1%
Diversified Telecommunication Services - 1.1%
Deutsche Telekom AG	5,739,320	177,776,501
Financials - 4.9%
Capital Markets - 1.5%
Deutsche Boerse AG	987,460	250,064,544
Insurance - 3.4%
Allianz SE	738,644	296,818,079
Hannover Rueck SE	851,816	242,908,630
		539,726,709
TOTAL FINANCIALS		789,791,253

Health Care - 0.7%
Health Care Providers & Services - 0.7%
Fresenius SE & Co KGaA	2,029,600	117,017,711
Industrials - 0.9%
Aerospace & Defense - 0.9%
MTU Aero Engines AG	347,800	151,577,141
Information Technology - 2.5%
Software - 2.5%
SAP SE	1,518,294	394,866,555
Materials - 1.0%
Construction Materials - 1.0%
Heidelberg Materials AG	661,400	155,166,875
TOTAL GERMANY		1,786,196,036
INDIA - 0.9%
Financials - 0.9%
Banks - 0.9%
HDFC Bank Ltd/Gandhinagar	12,666,000	140,879,196
INDONESIA - 0.8%
Financials - 0.8%
Banks - 0.8%
Bank Central Asia Tbk PT	259,191,200	132,703,825
IRELAND - 0.9%
Industrials - 0.9%
Building Products - 0.9%
Kingspan Group PLC	1,860,200	139,155,954
ITALY - 5.0%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Lottomatica Group Spa	2,441,200	60,160,096
Financials - 3.6%
Banks - 3.6%
FinecoBank Banca Fineco SpA	7,896,885	180,317,445
Intesa Sanpaolo SpA	28,617,900	184,452,250
UniCredit SpA	2,918,867	216,132,449
		580,902,144
Health Care - 0.8%
Health Care Equipment & Supplies - 0.0%
GVS SpA (b)(c)(d)	791,638	3,923,671
Pharmaceuticals - 0.8%
Recordati Industria Chimica e Farmaceutica SpA	2,207,139	131,019,027
TOTAL HEALTH CARE		134,942,698

Industrials - 0.2%
Machinery - 0.2%
Interpump Group SpA	662,900	34,154,898
TOTAL ITALY		810,159,836
JAPAN - 17.3%
Communication Services - 2.4%
Entertainment - 2.4%
Capcom Co Ltd	3,799,000	99,203,734
Nintendo Co Ltd	3,284,500	280,134,664
		379,338,398
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Food & Life Cos Ltd	364,200	17,759,801
Consumer Staples - 1.7%
Food Products - 1.7%
Ajinomoto Co Inc	9,580,500	271,854,691
Financials - 1.9%
Insurance - 1.9%
Tokio Marine Holdings Inc	8,063,400	300,709,976
Health Care - 2.1%
Health Care Equipment & Supplies - 2.1%
Hoya Corp	2,109,660	343,396,412
Industrials - 6.4%
Industrial Conglomerates - 3.1%
Hitachi Ltd	14,409,400	497,236,969
Machinery - 2.6%
Ebara Corp	3,678,100	98,593,414
Mitsubishi Heavy Industries Ltd	10,466,891	315,992,144
		414,585,558
Professional Services - 0.7%
BayCurrent Inc	2,394,131	109,756,249
TOTAL INDUSTRIALS		1,021,578,776

Information Technology - 2.8%
IT Services - 0.3%
TIS Inc	1,622,076	55,942,729
Semiconductors & Semiconductor Equipment - 1.6%
Advantest Corp	1,622,000	242,887,728
Technology Hardware, Storage & Peripherals - 0.9%
FUJIFILM Holdings Corp	6,284,600	145,656,235
TOTAL INFORMATION TECHNOLOGY		444,486,692

TOTAL JAPAN		2,779,124,746
NETHERLANDS - 3.3%
Industrials - 0.2%
Trading Companies & Distributors - 0.2%
IMCD NV	382,851	39,707,563
Information Technology - 3.1%
Semiconductors & Semiconductor Equipment - 3.1%
ASM International NV	240,527	155,810,818
ASML Holding NV	314,907	333,249,693
		489,060,511
TOTAL NETHERLANDS		528,768,074
SINGAPORE - 0.7%
Consumer Discretionary - 0.7%
Broadline Retail - 0.7%
Sea Ltd Class A ADR (b)	783,500	122,421,874
SPAIN - 6.8%
Financials - 4.9%
Banks - 4.9%
Banco Santander SA	43,128,936	438,763,128
CaixaBank SA	32,023,900	338,484,554
		777,247,682
Utilities - 1.9%
Electric Utilities - 1.9%
Iberdrola SA	15,309,500	310,266,093
TOTAL SPAIN		1,087,513,775
SWEDEN - 1.3%
Industrials - 1.3%
Building Products - 0.3%
Assa Abloy AB B Shares	1,239,481	46,709,304
Machinery - 1.0%
Indutrade AB	6,145,075	164,295,577
TOTAL INDUSTRIALS		211,004,881

Information Technology - 0.0%
Software - 0.0%
Kry International Ab (a)(b)(e)	206,997	4,347,202
TOTAL SWEDEN		215,352,083
SWITZERLAND - 2.6%
Financials - 2.3%
Capital Markets - 0.7%
Partners Group Holding AG	86,530	105,631,652
Insurance - 1.6%
Zurich Insurance Group AG	366,245	254,712,937
TOTAL FINANCIALS		360,344,589

Health Care - 0.3%
Pharmaceuticals - 0.3%
Galderma Group AG	288,530	53,242,255
TOTAL SWITZERLAND		413,586,844
TAIWAN - 2.1%
Information Technology - 2.1%
Semiconductors & Semiconductor Equipment - 2.1%
Taiwan Semiconductor Manufacturing Co Ltd	6,841,684	330,463,941
UNITED KINGDOM - 15.2%
Consumer Discretionary - 3.1%
Hotels, Restaurants & Leisure - 3.1%
Compass Group PLC	8,733,187	289,067,098
InterContinental Hotels Group PLC	1,671,041	201,573,129
		490,640,227
Consumer Staples - 1.2%
Tobacco - 1.2%
British American Tobacco PLC	3,660,600	187,479,639
Financials - 3.8%
Banks - 1.9%
NatWest Group PLC	40,532,400	312,039,374
Capital Markets - 1.9%
3i Group PLC	5,264,991	304,688,293
TOTAL FINANCIALS		616,727,667

Industrials - 6.0%
Aerospace & Defense - 3.6%
BAE Systems PLC	6,731,955	165,831,530
Rolls-Royce Holdings PLC	26,823,700	412,784,817
		578,616,347
Professional Services - 1.5%
Intertek Group PLC	1,488,600	99,049,814
RELX PLC	3,356,510	148,345,646
		247,395,460
Trading Companies & Distributors - 0.9%
Diploma PLC	1,903,270	140,268,277
TOTAL INDUSTRIALS		966,280,084

Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Halma PLC	3,937,596	183,428,192
TOTAL UNITED KINGDOM		2,444,555,809
UNITED STATES - 13.5%
Communication Services - 0.3%
Entertainment - 0.3%
Spotify Technology SA (b)	76,500	50,131,980
Financials - 2.3%
Capital Markets - 0.2%
S&P Global Inc	79,236	38,604,572
Financial Services - 0.9%
Visa Inc Class A	411,300	140,146,362
Insurance - 1.2%
Marsh & McLennan Cos Inc	1,112,628	198,214,678
TOTAL FINANCIALS		376,965,612

Health Care - 0.6%
Health Care Equipment & Supplies - 0.6%
Alcon AG	1,328,666	98,731,565
Industrials - 5.6%
Building Products - 0.5%
Trane Technologies PLC	167,816	75,290,648
Commercial Services & Supplies - 1.4%
Waste Connections Inc	1,352,900	226,893,257
Electrical Equipment - 2.6%
Schneider Electric SE	1,451,331	413,527,654
Professional Services - 1.1%
Experian PLC	3,803,165	177,399,390
TOTAL INDUSTRIALS		893,110,949

Materials - 4.7%
Chemicals - 1.3%
Linde PLC	513,100	214,629,730
Construction Materials - 3.4%
Amrize Ltd	1,599,920	82,466,209
CRH PLC	1,950,700	232,328,370
Holcim AG	2,447,640	217,598,219
		532,392,798
TOTAL MATERIALS		747,022,528

TOTAL UNITED STATES		2,165,962,634
TOTAL COMMON STOCKS (Cost $10,837,935,779)		15,644,961,916

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $250,184,713)	4.18	250,134,686	250,184,713

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $11,088,120,492)	15,895,146,629
NET OTHER ASSETS (LIABILITIES) - 1.0%	167,501,867
NET ASSETS - 100.0%	16,062,648,496

Legend

(a)	Level 3 security.
(b)	Non-income producing.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $13,294,857 or 0.1% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,923,671 or 0.0% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,347,202 or 0.0% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International Ab	5/14/2021 - 10/30/2024	13,688,300

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	262,755,557	3,863,571,085	3,876,144,742	9,650,514	2,813	-	250,184,713	250,134,686	0.4%
Fidelity Securities Lending Cash Central Fund	1,105,340	591,521,789	592,627,129	280,228	-	-	-	-	0.0%
Total	263,860,897	4,455,092,874	4,468,771,871	9,930,742	2,813	-	250,184,713

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	851,157,605	50,131,980	801,025,625	-
Consumer Discretionary	1,062,349,825	483,498,064	578,851,761	-
Consumer Staples	624,716,074	271,854,691	352,861,383	-
Financials	4,267,784,744	1,676,978,463	2,590,806,281	-
Health Care	786,622,472	747,330,641	39,291,831	-
Industrials	4,404,827,382	2,036,592,978	2,368,234,404	-
Information Technology	2,057,278,787	939,057,119	1,113,874,459	4,347,209
Materials	1,279,958,934	607,126,070	672,832,864	-
Utilities	310,266,093	-	310,266,093	-

Money Market Funds	250,184,713	250,184,713	-	-
Total Investments in Securities:	15,895,146,629	7,062,754,719	8,828,044,701	4,347,209
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,837,935,779)	$15,644,961,916
Fidelity Central Funds (cost $250,184,713)	250,184,713

Total Investment in Securities (cost $11,088,120,492)		$15,895,146,629
Foreign currency held at value (cost $11,316,687)		11,316,619
Receivable for investments sold		76,394,665
Receivable for fund shares sold		79,670,588
Dividends receivable		24,524,466
Reclaims receivable		52,460,661
Distributions receivable from Fidelity Central Funds		888,098
Other receivables		94,341
Total assets		16,140,496,067
Liabilities
Payable for investments purchased	$51,768,569
Payable for fund shares redeemed	11,486,567
Deferred taxes	14,411,142
Other payables and accrued expenses	181,293
Total liabilities		77,847,571
Net Assets		$16,062,648,496
Net Assets consist of:
Paid in capital		$10,130,116,932
Total accumulated earnings (loss)		5,932,531,564
Net Assets		$16,062,648,496
Net Asset Value, offering price and redemption price per share ($16,062,648,496 ÷ 984,462,261 shares)		$16.32
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$279,212,256
Income from Fidelity Central Funds (including $280,228 from security lending)		9,930,742
Income before foreign taxes withheld		$289,142,998
Less foreign taxes withheld		(10,235,712)
Total income		278,907,286
Expenses
Custodian fees and expenses	$932,707
Independent trustees' fees and expenses	59,615
Interest	31,071
Total expenses		1,023,393
Net Investment income (loss)		277,883,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $301,353)	1,196,141,076
Redemptions in-kind	201,637,121
Fidelity Central Funds	2,813
Foreign currency transactions	1,244,081
Total net realized gain (loss)		1,399,025,091
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $12,735,797)	865,535,682
Assets and liabilities in foreign currencies	3,385,212
Total change in net unrealized appreciation (depreciation)		868,920,894
Net gain (loss)		2,267,945,985
Net increase (decrease) in net assets resulting from operations		$2,545,829,878
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$277,883,893	$269,546,377
Net realized gain (loss)	1,399,025,091	707,369,009
Change in net unrealized appreciation (depreciation)	868,920,894	2,357,083,372
Net increase (decrease) in net assets resulting from operations	2,545,829,878	3,333,998,758
Distributions to shareholders	(312,065,833)	(237,159,965)

Share transactions
Proceeds from sales of shares	2,126,069,295	2,365,173,907
Reinvestment of distributions	312,065,833	237,159,965
Cost of shares redeemed	(3,520,378,629)	(3,632,944,341)

Net increase (decrease) in net assets resulting from share transactions	(1,082,243,501)	(1,030,610,469)
Total increase (decrease) in net assets	1,151,520,544	2,066,228,324

Net Assets
Beginning of period	14,911,127,952	12,844,899,628
End of period	$16,062,648,496	$14,911,127,952

Other Information
Shares
Sold	141,113,190	172,632,035
Issued in reinvestment of distributions	22,434,639	19,172,188
Redeemed	(240,235,691)	(265,148,072)
Net increase (decrease)	(76,687,862)	(73,343,849)

Financial Highlights
Fidelity® Series Overseas Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$14.05	$11.32	$10.10	$14.58	$10.62
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.22	.21	.17
Net realized and unrealized gain (loss)	2.29	2.69	1.20	(4.27)	3.93
Total from investment operations	2.57	2.94	1.42	(4.06)	4.10
Distributions from net investment income	(.30)	(.21)	(.20)	(.17)	(.14)
Distributions from net realized gain	-	-	-	(.25)	-
Total distributions	(.30)	(.21)	(.20)	(.42)	(.14)
Net asset value, end of period	$16.32	$14.05	$11.32	$10.10	$14.58
Total Return C	18.69%	26.24%	14.05%	(28.66)%	38.89%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.84%	1.79%	1.90%	1.79%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$16,062,648	$14,911,128	$12,844,900	$12,317,244	$15,419,200
Portfolio turnover rate F	49 % G	36% G	38% G	28% G	33%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Series Overseas Fund	$15,884

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,873,493,997
Gross unrealized depreciation	(246,403,479)
Net unrealized appreciation (depreciation)	$4,627,090,518
Tax Cost	$11,268,056,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$339,169,909
Undistributed long-term capital gain	$977,407,090
Net unrealized appreciation (depreciation) on securities and other investments	$4,630,365,706

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$312,065,833	$237,159,965

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	7,284,013,338	7,897,997,298

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	46,946,466	242,444,479	642,139,814
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Overseas Fund	1,006

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Overseas Fund	Borrower	24,204,400	4.62%	31,071

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Overseas Fund	166,987,890	318,746,199	25,450,744

Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	36,987,633	-	201,637,121	201,637,121	538,266,355
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Overseas Fund	29,593	-	-
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Overseas Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $1,049,240,516, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $6,522,448 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 81.21% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3132 and $0.0269 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Overseas Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9894003.106
SOV-ANN-1225
Fidelity® Series Canada Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Canada Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
BRAZIL - 2.9%
Materials - 2.9%
Metals & Mining - 2.9%
Wheaton Precious Metals Corp	2,287,400	220,903,590
CANADA - 91.3%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Quebecor Inc Multiple Voting Shares	1,888,790	59,927,386
Consumer Discretionary - 7.0%
Broadline Retail - 3.2%
Dollarama Inc	1,853,200	240,887,592
Hotels, Restaurants & Leisure - 1.8%
Restaurant Brands International Inc (b)	2,048,500	134,546,234
Specialty Retail - 2.0%
Aritzia Inc Subordinate Voting Shares (d)	594,916	41,555,681
Diversified Royalty Corp (c)	11,951,200	29,397,626
KITS Eyecare Ltd (d)	429,000	4,343,374
Pet Valu Holdings Ltd	3,091,600	76,708,624
		152,005,305
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose Holdings Inc Subordinate Voting Shares (d)	572,532	7,972,300
TOTAL CONSUMER DISCRETIONARY		535,411,431

Consumer Staples - 7.2%
Beverages - 0.1%
GURU Organic Energy Corp (d)	1,055,634	4,260,018
Consumer Staples Distribution & Retail - 6.7%
Alimentation Couche-Tard Inc	6,104,340	310,233,044
Metro Inc/CN	2,304,100	153,584,763
North West Co Inc/The	1,477,400	47,928,202
		511,746,009
Personal Care Products - 0.4%
Jamieson Wellness Inc (e)(f)	1,101,400	27,343,587
TOTAL CONSUMER STAPLES		543,349,614

Energy - 17.3%
Energy Equipment & Services - 0.9%
Pason Systems Inc (c)	4,199,600	35,781,412
TerraVest Industries Inc	373,486	36,156,949
		71,938,361
Oil, Gas & Consumable Fuels - 16.4%
Cameco Corp (g)	1,747,200	178,563,080
Canadian Natural Resources Ltd	10,139,300	324,373,742
Carcetti Capital Corp rights (d)(h)(i)	19,750,100	28,163,131
Imperial Oil Ltd (b)	1,320,502	116,793,179
Parkland Corp (b)	3,480,136	99,152,426
PrairieSky Royalty Ltd	9,144,280	164,167,388
South Bow Corp (b)	3,403,900	88,291,955
Suncor Energy Inc	6,118,800	243,652,619
		1,243,157,520
TOTAL ENERGY		1,315,095,881

Financials - 30.3%
Banks - 18.3%
Bank of Montreal (b)	2,991,800	371,652,571
Canadian Imperial Bank of Commerce	2,012,300	166,731,584
National Bank of Canada	551,400	61,605,205
Royal Bank of Canada	2,586,000	378,842,408
Toronto Dominion Bank	4,980,030	408,898,261
		1,387,730,029
Capital Markets - 5.8%
Brookfield Asset Management Ltd Class A (b)	2,546,372	137,744,283
Brookfield Corp Class A	3,727,582	171,661,988
TMX Group Ltd	3,468,500	127,928,063
		437,334,334
Insurance - 6.2%
Definity Financial Corp	3,130,224	145,625,551
Intact Financial Corp	748,800	139,680,256
Sun Life Financial Inc	3,089,100	187,894,279
		473,200,086
TOTAL FINANCIALS		2,298,264,449

Health Care - 0.6%
Health Care Providers & Services - 0.6%
Andlauer Healthcare Group Inc Subordinate Voting Shares	1,305,903	50,651,402
Industrials - 8.5%
Commercial Services & Supplies - 0.7%
BOYD GROUP INC	362,965	57,976,577
Ground Transportation - 6.0%
Canadian National Railway Co	956,600	91,728,020
Canadian Pacific Kansas City Ltd	4,530,321	326,009,981
TFI International Inc	393,300	35,343,860
		453,081,861
Professional Services - 1.8%
Thomson Reuters Corp	879,200	134,674,221
TOTAL INDUSTRIALS		645,732,659

Information Technology - 11.6%
IT Services - 6.7%
Shopify Inc Class A (d)	2,938,100	510,844,580
Software - 4.9%
ApplyBoard Inc (d)(h)(i)	10,248	53,495
ApplyBoard Inc (d)(h)(i)	2,527	13,191
Constellation Software Inc/Canada	122,900	323,434,981
Constellation Software Inc/Canada warrants 3/31/2040 (d)(i)	47,800	3
Dye & Durham Ltd (b)(c)	4,799,289	17,622,429
Lumine Group Inc Subordinate Voting Shares (d)(f)	1,171,840	27,989,476
		369,113,575
TOTAL INFORMATION TECHNOLOGY		879,958,155

Materials - 8.0%
Chemicals - 1.5%
Nutrien Ltd	2,128,478	115,927,728
Containers & Packaging - 0.9%
CCL Industries Inc Class A	143,500	8,005,019
CCL Industries Inc Class B	1,060,400	59,153,468
		67,158,487
Metals & Mining - 5.1%
Franco-Nevada Corp	1,829,119	341,671,161
G Mining Ventures Corp (d)	603,900	11,888,117
Minera Alamos Inc (h)(j)	17,523,000	4,935,001
Minera Alamos Inc warrants (d)(h)	17,523,000	864,560
Triple Flag Precious Metals Corp	971,130	26,969,102
		386,327,941
Paper & Forest Products - 0.5%
Stella-Jones Inc	621,800	35,293,927
TOTAL MATERIALS		604,708,083

TOTAL CANADA		6,933,099,060
CHILE - 1.0%
Materials - 1.0%
Metals & Mining - 1.0%
Lundin Mining Corp	4,678,800	75,258,442
UNITED STATES - 3.2%
Consumer Discretionary - 0.8%
Leisure Products - 0.8%
BRP Inc Subordinate Voting Shares	918,900	57,641,312
Industrials - 2.4%
Commercial Services & Supplies - 2.4%
GFL Environmental Inc Subordinate Voting Shares	4,126,014	180,390,844
Materials - 0.0%
Metals & Mining - 0.0%
Ivanhoe Electric Inc / US warrants (d)	905,486	7,124,936
TOTAL UNITED STATES		245,157,092
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (d)	1,179,300	24,484,842
TOTAL COMMON STOCKS (Cost $4,796,415,965)		7,498,903,026

Convertible Corporate Bonds - 0.1%
		Principal Amount (a)	Value ($)
CANADA - 0.1%
Communication Services - 0.1%
Entertainment - 0.1%
Cineplex Inc 7.75% 3/1/2030 (e) (Cost $5,283,950)	CAD	7,700,000	7,677,381

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (h)(i)	759	8,433,112
Valsoft Corp Series A-1.3 (h)(i)	269	2,988,811
Valsoft Corp Series A-1.4 (h)(i)	347	3,855,455

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,128,065)		15,277,378

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
ApplyBoard Inc Series A1 (d)(h)(i)	12,606	66,434
ApplyBoard Inc Series A2 (d)(h)(i)	9,868	52,103
ApplyBoard Inc Series A3 (d)(h)(i)	563	2,983
ApplyBoard Inc Series D (d)(h)(i)	27,521	300,805
ApplyBoard Inc Series SEED (d)(h)(i)	3,768	19,744

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $4,705,692)		442,069

Money Market Funds - 4.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	4.18	13,245,271	13,247,920
Fidelity Securities Lending Cash Central Fund (k)(l)	4.18	288,762,562	288,791,439
TOTAL MONEY MARKET FUNDS (Cost $302,039,359)			302,039,359

TOTAL INVESTMENT IN SECURITIES - 103.0% (Cost $5,124,573,031)	7,824,339,213
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(228,127,764)
NET ASSETS - 100.0%	7,596,211,449

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Cameco Corp	Montreal Exchange Inc	3,600	51,602,400	130.00	11/21/2025	(4,209,476)

						(4,209,476)
TOTAL WRITTEN OPTIONS						(4,209,476)

Notional amount and exercise price for written options on Cameco Corp are stated in CAD.

Currency Abbreviations
CAD	-	Canadian Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company.
(d)	Non-income producing.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,020,968 or 0.5% of net assets.

(f)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $55,333,063 or 0.7% of net assets.

(g)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $36,791,843.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $49,748,825 or 0.7% of net assets.

(i)	Level 3 security.
(j)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $4,935,001 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard Inc	6/30/2021	269,861

ApplyBoard Inc	6/4/2021 - 6/30/2021	524,313

ApplyBoard Inc Series A1	6/4/2021	816,255

ApplyBoard Inc Series A2	6/4/2021	638,966

ApplyBoard Inc Series A3	6/4/2021	36,455

ApplyBoard Inc Series D	6/4/2021	2,970,033

ApplyBoard Inc Series SEED	6/4/2021	243,983

Carcetti Capital Corp rights	10/3/2025	28,308,453

Minera Alamos Inc	9/4/2025	3,759,958

Minera Alamos Inc warrants	9/4/2025	739,456

Valsoft Corp Series A-1.2	3/14/2025	8,890,706

Valsoft Corp Series A-1.3	3/17/2025	2,670,328

Valsoft Corp Series A-1.4	3/17/2025	4,567,031

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Minera Alamos Inc	12/10/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,620,532	881,902,775	871,297,462	407,932	22,075	-	13,247,920	13,245,271	0.0%
Fidelity Securities Lending Cash Central Fund	198,489,828	7,018,800,262	6,928,498,651	2,884,738	-	-	288,791,439	288,762,562	1.1%
Total	201,110,360	7,900,703,037	7,799,796,113	3,292,670	22,075	-	302,039,359

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Diversified Royalty Corp	22,311,557	5,268,102	1,366,755	1,672,798	121,806	3,062,916	29,397,626	11,951,200
Dye & Durham Ltd	58,339,102	7,105,081	3,882,815	144,545	(1,881,451)	(42,057,488)	17,622,429	4,799,289
GURU Organic Energy Corp	1,805,168	-	475,838	-	(5,743,210)	8,673,898	-	-
Pason Systems Inc	34,390,172	8,859,272	3,597,663	1,093,513	(395,133)	(3,475,236)	35,781,412	4,199,600
Total	116,845,999	21,232,455	9,323,071	2,910,856	(7,897,988)	(33,795,910)	82,801,467

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	59,927,386	59,927,386	-	-
Consumer Discretionary	593,052,743	593,052,743	-	-
Consumer Staples	543,349,614	543,349,614	-	-
Energy	1,315,095,881	1,286,932,750	-	28,163,131
Financials	2,298,264,449	2,298,264,449	-	-
Health Care	50,651,402	50,651,402	-	-
Industrials	826,123,503	826,123,503	-	-
Information Technology	879,958,155	879,891,466	-	66,689
Materials	932,479,893	924,490,397	7,989,496	-

Convertible Corporate Bonds
Communication Services	7,677,381	-	7,677,381	-

Convertible Preferred Stocks
Information Technology	15,277,378	-	-	15,277,378

Non-Convertible Preferred Stocks
Information Technology	442,069	-	-	442,069

Money Market Funds	302,039,359	302,039,359	-	-
Total Investments in Securities:	7,824,339,213	7,764,723,069	15,666,877	43,949,267
Derivative Instruments:

Liabilities
Written Options	(4,209,476)	(4,209,476)	-	-
Total Liabilities	(4,209,476)	(4,209,476)	-	-
Total Derivative Instruments:	(4,209,476)	(4,209,476)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	-	(4,209,476)
Total Equity Risk	-	(4,209,476)
Total Value of Derivatives	-	(4,209,476)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $273,033,871) - See accompanying schedule:
Unaffiliated issuers (cost $4,704,808,286)	$7,439,498,387
Fidelity Central Funds (cost $302,039,359)	302,039,359
Other affiliated issuers (cost $117,725,386)	82,801,467

Total Investment in Securities (cost $5,124,573,031)		$7,824,339,213
Foreign currency held at value (cost $52,570,539)		52,490,942
Receivable for fund shares sold		55,499,888
Dividends receivable		9,610,461
Interest receivable		37,302
Distributions receivable from Fidelity Central Funds		480,285
Total assets		7,942,458,091
Liabilities
Payable for investments purchased	$53,016,711
Payable for fund shares redeemed	212,522
Written options, at value (premium received $735,186)	4,209,476
Other payables and accrued expenses	18,266
Collateral on securities loaned	288,789,667
Total liabilities		346,246,642
Net Assets		$7,596,211,449
Net Assets consist of:
Paid in capital		$4,821,230,188
Total accumulated earnings (loss)		2,774,981,261
Net Assets		$7,596,211,449
Net Asset Value, offering price and redemption price per share ($7,596,211,449 ÷ 402,178,448 shares)		$18.89
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends (including $2,910,856 earned from affiliated issuers)		$138,834,175
Interest		473,048
Income from Fidelity Central Funds (including $2,884,738 from security lending)		3,292,670
Income before foreign taxes withheld		$142,599,893
Less foreign taxes withheld		(21,152,943)
Total income		121,446,950
Expenses
Custodian fees and expenses	$53,631
Independent trustees' fees and expenses	23,236
Interest	50,971
Total expenses		127,838
Net Investment income (loss)		121,319,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	83,453,336
Redemptions in-kind	114,837,483
Fidelity Central Funds	22,075
Other affiliated issuers	(7,897,988)
Foreign currency transactions	(2,563,753)
Written options	27,072
Total net realized gain (loss)		187,878,225
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	789,416,692
Affiliated issuers	(33,795,910)
Assets and liabilities in foreign currencies	828,431
Written options	(3,474,290)
Total change in net unrealized appreciation (depreciation)		752,974,923
Net gain (loss)		940,853,148
Net increase (decrease) in net assets resulting from operations		$1,062,172,260
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,319,112	$116,219,300
Net realized gain (loss)	187,878,225	158,587,346
Change in net unrealized appreciation (depreciation)	752,974,923	962,817,603
Net increase (decrease) in net assets resulting from operations	1,062,172,260	1,237,624,249
Distributions to shareholders	(165,541,550)	(173,039,225)

Share transactions
Proceeds from sales of shares	2,021,953,488	1,098,707,709
Reinvestment of distributions	165,541,550	173,039,225
Cost of shares redeemed	(1,216,595,478)	(1,125,209,910)

Net increase (decrease) in net assets resulting from share transactions	970,899,560	146,537,024
Total increase (decrease) in net assets	1,867,530,270	1,211,122,048

Net Assets
Beginning of period	5,728,681,179	4,517,559,131
End of period	$7,596,211,449	$5,728,681,179

Other Information
Shares
Sold	110,513,585	71,855,728
Issued in reinvestment of distributions	10,212,310	12,457,828
Redeemed	(72,342,266)	(73,448,771)
Net increase (decrease)	48,383,629	10,864,785

Financial Highlights
Fidelity® Series Canada Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.19	$13.17	$13.37	$14.77	$9.77
Income from Investment Operations
Net investment income (loss) A,B	.35	.33	.33	.32	.28
Net realized and unrealized gain (loss)	2.83	3.19	(.12)	(1.40)	4.97
Total from investment operations	3.18	3.52	.21	(1.08)	5.25
Distributions from net investment income	(.42)	(.38)	(.40)	(.32)	(.25)
Distributions from net realized gain	(.06)	(.12)	(.01)	-	-
Total distributions	(.48)	(.50)	(.41)	(.32)	(.25)
Net asset value, end of period	$18.89	$16.19	$13.17	$13.37	$14.77
Total Return C	20.12%	27.38%	1.54%	(7.45)%	54.40%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	-% F	.01%	-% F	-% F
Expenses net of fee waivers, if any	- % F	-% F	.01%	-% F	-% F
Expenses net of all reductions, if any	-% F	-% F	.01%	-% F	-% F
Net investment income (loss)	1.99%	2.15%	2.41%	2.29%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$7,596,211	$5,728,681	$4,517,559	$5,407,197	$6,065,145
Portfolio turnover rate G	13 % H	9% H	15% H	19% H	19%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,756,591,966
Gross unrealized depreciation	(122,801,059)
Net unrealized appreciation (depreciation)	$2,633,790,907
Tax Cost	$5,186,338,830

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$88,713,747
Undistributed long-term capital gain	$52,498,512
Net unrealized appreciation (depreciation) on securities and other investments	$2,633,769,004

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$143,723,312	$ 130,381,444
Long-term Capital Gains	21,818,238	42,657,781
Total	$165,541,550	$ 173,039,225

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	1,849,735,992	799,087,109

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series Canada Fund	15,127,360	115,673,311	230,383,973
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Canada Fund	477

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Canada Fund	Borrower	17,916,381	4.88%	50,971

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Canada Fund	119,251,168	29,407,260	2,734,033

Affiliated Redemptions In-Kind. Affiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Series Canada Fund	12,683,672	1,023,846	113,813,637	114,837,483	214,138,702
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Canada Fund	305,167	-	-
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $52,955,823, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $829,446 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 32.92% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4289 and $0.0217 for the dividend paid December 16, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Canada Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9883882.108
SAD-ANN-1225
Fidelity® Infrastructure Fund

Annual Report
October 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Infrastructure Fund
Schedule of Investments October 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
CANADA - 3.4%
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Cameco Corp (United States)	12,700	1,298,067
Industrials - 0.5%
Ground Transportation - 0.5%
Canadian Pacific Kansas City Ltd (United States)	7,794	560,778
Utilities - 1.8%
Independent Power and Renewable Electricity Producers - 1.8%
TransAlta Corp	115,700	2,044,992
TOTAL CANADA		3,903,837
CHINA - 0.4%
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Beijing Capital International Airport Co Ltd H Shares (a)	1,580,000	567,296
FINLAND - 0.5%
Industrials - 0.5%
Machinery - 0.5%
Wartsila OYJ Abp	18,200	595,152
GERMANY - 1.9%
Industrials - 0.5%
Electrical Equipment - 0.5%
Siemens Energy AG (a)	4,500	560,634
Utilities - 1.4%
Multi-Utilities - 1.4%
E.ON SE	88,800	1,652,247
TOTAL GERMANY		2,212,881
ITALY - 0.9%
Utilities - 0.9%
Electric Utilities - 0.9%
Enel SpA	106,800	1,080,363
MEXICO - 4.0%
Industrials - 4.0%
Transportation Infrastructure - 4.0%
Grupo Aeroportuario del Centro Norte SAB de CV Class B ADR	17,658	1,741,432
Grupo Aeroportuario del Pacifico SAB de CV Class B ADR	9,300	1,937,376
Grupo Aeroportuario del Sureste SAB de CV Class B ADR	3,200	967,488

TOTAL MEXICO		4,646,296
SPAIN - 2.8%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (b)(c)	28,438	885,325
Utilities - 2.0%
Electric Utilities - 2.0%
Iberdrola SA	114,876	2,328,105
TOTAL SPAIN		3,213,430
TAIWAN - 2.5%
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
Taiwan Semiconductor Manufacturing Co Ltd ADR	9,800	2,944,214
UNITED KINGDOM - 5.2%
Utilities - 5.2%
Electric Utilities - 2.2%
SSE PLC	103,200	2,599,898
Multi-Utilities - 3.0%
National Grid PLC	227,404	3,409,721
TOTAL UNITED KINGDOM		6,009,619
UNITED STATES - 76.1%
Communication Services - 0.4%
Media - 0.4%
EchoStar Corp Class A (a)	7,600	569,012
Energy - 5.4%
Oil, Gas & Consumable Fuels - 5.4%
Cheniere Energy Inc	14,902	3,159,225
Targa Resources Corp	6,509	1,002,646
Williams Cos Inc/The	36,337	2,102,822
		6,264,693
Industrials - 15.0%
Aerospace & Defense - 0.8%
BWX Technologies Inc	4,200	897,162
Commercial Services & Supplies - 1.4%
GFL Environmental Inc Subordinate Voting Shares (United States)	23,525	1,027,808
Waste Connections Inc (United States)	3,658	613,373
		1,641,181
Construction & Engineering - 5.2%
Argan Inc	2,000	612,420
EMCOR Group Inc	800	540,624
Ferrovial SE	19,353	1,186,745
Ferrovial SE rights (a)(d)	18,853	10,363
MasTec Inc (a)	8,700	1,776,192
Primoris Services Corp	4,200	594,384
Quanta Services Inc	1,600	718,608
Sterling Infrastructure Inc (a)	1,500	566,850
		6,006,186
Electrical Equipment - 3.6%
Eos Energy Enterprises Inc (a)(e)	39,400	631,582
Fluence Energy Inc Class A (a)(e)	41,300	867,300
GE Vernova Inc	2,700	1,579,878
NEXTracker Inc Class A (a)	11,200	1,133,664
		4,212,424
Ground Transportation - 2.7%
CSX Corp	16,300	587,126
Norfolk Southern Corp	4,400	1,246,872
Union Pacific Corp	5,860	1,291,368
		3,125,366
Machinery - 1.3%
Caterpillar Inc	1,700	981,342
Cummins Inc	1,200	525,216
		1,506,558
TOTAL INDUSTRIALS		17,388,877

Information Technology - 16.7%
Semiconductors & Semiconductor Equipment - 16.7%
Advanced Micro Devices Inc (a)	14,200	3,636,904
Broadcom Inc	9,900	3,659,337
First Solar Inc (a)	8,600	2,295,684
NVIDIA Corp	48,300	9,780,267
		19,372,192
Real Estate - 1.5%
Health Care REITs - 1.5%
Welltower Inc	9,600	1,737,984
Utilities - 37.1%
Electric Utilities - 24.4%
Constellation Energy Corp	16,700	6,295,900
Duke Energy Corp	29,100	3,617,130
Entergy Corp	27,500	2,642,475
Evergy Inc	20,300	1,559,243
Exelon Corp	60,800	2,804,096
NextEra Energy Inc	81,560	6,638,984
NRG Energy Inc	18,600	3,196,596
PG&E Corp	101,900	1,626,324
		28,380,748
Independent Power and Renewable Electricity Producers - 5.1%
AES Corp/The	46,500	644,955
Talen Energy Corp (a)	3,000	1,199,340
Vistra Corp	21,520	4,052,216
		5,896,511
Multi-Utilities - 7.6%
Ameren Corp	9,400	958,988
CenterPoint Energy Inc	49,400	1,889,056
NiSource Inc	19,937	839,547
Sempra	56,400	5,185,416
		8,873,007
TOTAL UTILITIES		43,150,266

TOTAL UNITED STATES		88,483,024
TOTAL COMMON STOCKS (Cost $91,660,490)		113,656,112

Money Market Funds - 5.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.18	5,291,328	5,292,386
Fidelity Securities Lending Cash Central Fund (f)(g)	4.18	1,317,818	1,317,950
TOTAL MONEY MARKET FUNDS (Cost $6,610,336)			6,610,336

TOTAL INVESTMENT IN SECURITIES - 103.4% (Cost $98,270,826)	120,266,448
NET OTHER ASSETS (LIABILITIES) - (3.4)%	(3,958,050)
NET ASSETS - 100.0%	116,308,398

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $885,325 or 0.8% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $885,325 or 0.8% of net assets.

(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,962,511	61,584,894	58,255,104	143,065	85	-	5,292,386	5,291,328	0.0%
Fidelity Securities Lending Cash Central Fund	-	10,385,312	9,067,362	522	-	-	1,317,950	1,317,818	0.0%
Total	1,962,511	71,970,206	67,322,466	143,587	85	-	6,610,336

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of October 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,454,337	569,012	885,325	-
Energy	7,562,760	7,562,760	-	-
Industrials	24,319,033	23,758,399	560,634	-
Information Technology	22,316,406	22,316,406	-	-
Real Estate	1,737,984	1,737,984	-	-
Utilities	56,265,592	45,195,258	11,070,334	-

Money Market Funds	6,610,336	6,610,336	-	-
Total Investments in Securities:	120,266,448	107,750,155	12,516,293	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,360,702) - See accompanying schedule:
Unaffiliated issuers (cost $91,660,490)	$113,656,112
Fidelity Central Funds (cost $6,610,336)	6,610,336

Total Investment in Securities (cost $98,270,826)		$120,266,448
Foreign currency held at value (cost $651)		651
Receivable for fund shares sold		2,248,920
Dividends receivable		53,871
Distributions receivable from Fidelity Central Funds		10,429
Prepaid expenses		86
Total assets		122,580,405
Liabilities
Payable for investments purchased
Regular delivery	$4,762,421
Delayed delivery	10,363
Payable for fund shares redeemed	63,632
Accrued management fee	74,111
Other payables and accrued expenses	43,530
Collateral on securities loaned	1,317,950
Total liabilities		6,272,007
Net Assets		$116,308,398
Net Assets consist of:
Paid in capital		$91,267,272
Total accumulated earnings (loss)		25,041,126
Net Assets		$116,308,398
Net Asset Value, offering price and redemption price per share ($116,308,398 ÷ 6,569,249 shares)		$17.70
Statement of Operations
Year ended October 31, 2025
Investment Income
Dividends		$1,454,468
Income from Fidelity Central Funds (including $522 from security lending)		143,587
Income before foreign taxes withheld		$1,598,055
Less foreign taxes withheld		(56,387)
Total income		1,541,668
Expenses
Management fee	$569,116
Custodian fees and expenses	7,416
Independent trustees' fees and expenses	238
Registration fees	31,582
Audit fees	50,224
Legal	506
Miscellaneous	214
Total expenses before reductions	659,296
Expense reductions	(329)
Total expenses after reductions		658,967
Net Investment income (loss)		882,701
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	8,170,357
Fidelity Central Funds	85
Foreign currency transactions	(8,565)
Total net realized gain (loss)		8,161,877
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	11,224,294
Assets and liabilities in foreign currencies	942
Total change in net unrealized appreciation (depreciation)		11,225,236
Net gain (loss)		19,387,113
Net increase (decrease) in net assets resulting from operations		$20,269,814
Statement of Changes in Net Assets

	Year ended October 31, 2025	Year ended October 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$882,701	$723,986
Net realized gain (loss)	8,161,877	1,231,073
Change in net unrealized appreciation (depreciation)	11,225,236	9,685,725
Net increase (decrease) in net assets resulting from operations	20,269,814	11,640,784
Distributions to shareholders	(932,954)	(730,570)

Share transactions
Proceeds from sales of shares	71,260,795	6,385,371
Reinvestment of distributions	870,477	680,045
Cost of shares redeemed	(20,327,001)	(14,732,198)

Net increase (decrease) in net assets resulting from share transactions	51,804,271	(7,666,782)
Total increase (decrease) in net assets	71,141,131	3,243,432

Net Assets
Beginning of period	45,167,267	41,923,835
End of period	$116,308,398	$45,167,267

Other Information
Shares
Sold	4,568,522	498,985
Issued in reinvestment of distributions	56,175	54,326
Redeemed	(1,322,662)	(1,195,991)
Net increase (decrease)	3,302,035	(642,680)

Financial Highlights
Fidelity® Infrastructure Fund

Years ended October 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$13.82	$10.72	$11.22	$12.63	$10.44
Income from Investment Operations
Net investment income (loss) A,B	.19	.21	.22	.13 C	.07
Net realized and unrealized gain (loss)	3.89	3.10	(.47)	(1.38)	2.21
Total from investment operations	4.08	3.31	(.25)	(1.25)	2.28
Distributions from net investment income	(.20)	(.21)	(.25)	(.16)	(.09)
Total distributions	(.20)	(.21)	(.25)	(.16)	(.09)
Net asset value, end of period	$17.70	$13.82	$10.72	$11.22	$12.63
Total Return D	29.73%	31.13%	(2.43)%	(9.95)%	21.96%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	1.05%	1.15%	1.13%	1.24%
Expenses net of fee waivers, if any	.94%	.95%	.94%	.98%	1.00%
Expenses net of all reductions, if any	.94%	.95%	.94%	.98%	1.00%
Net investment income (loss)	1.26%	1.68%	1.88%	1.08% C	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$116,308	$45,167	$41,924	$37,356	$46,046
Portfolio turnover rate G	115%	74%	55%	91%	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .86%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended October 31, 2025

1. Organization.
Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,795,708
Gross unrealized depreciation	(1,409,361)
Net unrealized appreciation (depreciation)	$21,386,347
Tax Cost	$98,880,101

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,030
Undistributed long-term capital gain	$3,631,050
Net unrealized appreciation (depreciation) on securities and other investments	$21,387,046

The tax character of distributions paid was as follows:

	October 31, 2025	October 31, 2024
Ordinary Income	$932,954	$ 730,570

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	129,057,323	77,946,797
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Infrastructure Fund	.87

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Infrastructure Fund	.81

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Infrastructure Fund	1,332

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Infrastructure Fund	11,337,740	5,786,320	1,281,330
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Infrastructure Fund	85
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Infrastructure Fund	57	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $329.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2025, $3,811,245, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $81,756 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 51%, 86%, 86%, and 86% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.96%, 100%, 100% and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.05% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Infrastructure Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has a management fee based on tiered schedules and subject to a maximum rate (the management fee). The Board also considered that in exchange for the variable management fee, the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the effective management fee rate from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds and classes within the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. The Board considered that the fund has a variable management fee that covers expenses beyond portfolio management, unlike the majority of funds within the total peer group. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its competitive medians
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9896235.105
ISF-ANN-1225

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 22, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	December 22, 2025